UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders

Annual report

Delaware VIP® Trust

Delaware VIP Diversified Income Series

December 31, 2018

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless other wise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Diversified Income Series	January 8, 2019
Portfolio management review

For the fiscal year ended Dec. 31, 2018, Delaware VIP Diversified Income Series (the “Series”) Standard Class shares declined 2.12% and Service Class shares fell 2.29%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Bloomberg Barclays US Aggregate Index, gained 0.01% for the same period.

Capital markets encountered a volatile 2018 as central banks continued a campaign to normalize monetary policy. The US Federal Reserve raised the federal funds rate four times, to a target range of 2.25%-2.50%. The swift pace of monetary tightening was combined with a reduction of approximately $300 billion in the Fed’s balance sheet. In addition, the European Central Bank (ECB) reduced its own bond-buying program.

Volatility hit in earnest in the second quarter of 2018. Central banks diverged on monetary policy, which led to a stronger US dollar. Emerging market countries struggled with inflation, fiscal balance issues, or problems with central bank independence (Turkey and Argentina, for example). A surge in the London interbank offered rate (LIBOR) and a flattening yield curve unnerved capital market participants and pushed credit yield premiums wider.

During the fourth quarter of 2018, markets entered a new phase of heightened volatility and price declines, causing energy prices to collapse and pushing US equity markets into near bear-market territory. As short maturity interest rates further increased, the US yield curve moved toward an even flatter profile. Investors continued to grapple with potential fallout from an ongoing US-China trade war, Brexit, Italy’s budget negotiations, and an overall slowing of global economic activity. The year ended with a partial shutdown of the US federal government.

The Series’ returns were influenced by the rise in yields as central banks tightened monetary policy. Returns also responded to a significant expansion of credit yield premiums and currency-price declines. The tighter US monetary policy pressured local-currency emerging-market investments early in the period. High yield bond investments declined in the fourth quarter as slowing growth and tighter monetary policy caused price declines. Investments in an agency collateralized mortgage obligation (CMO) barbell — which included interest-only (IO) securities — detracted from the Series’ performance as volatility rose in the second half. Investments in high-quality asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), money market instruments, and rate hedging were the bright spots in a challenging year.

US Treasury yields rose for most of 2018 as the Fed attempted to influence short rates, and better employment and US economic news moved longer-maturity rates higher. The late-year downturn in global economic activity and inflation, and the volatility in equity markets, produced a sharp rate rally. Two-year Treasury note yields climbed 60 basis points (One basis point is a hundredth of a percentage point.) and 10-year Treasury note yields increased 28 basis points during the year. We increased US Treasury investments throughout 2018 as corporate sector holdings declined. We attempted to hedge against the rate rise and the flattening curve throughout most of the year with the help of interest rate futures. Portfolio interest rate sensitivity was kept below the Bloomberg Barclays US Aggregate Index for most of the year. As Treasury rates approached 3.25%, we began to increase portfolio rate sensitivity to hedge credit sector volatility. The interest rate futures added to performance.

Investment grade corporate exposure detracted from the Series’ overall performance in 2018. Yield premiums increased throughout the year. Finance and bank paper were the main detractors as heavy supply and pressure on bank stocks were influenced by the increase in rates and the flattening yield curve. Investment grade yield premiums increased significantly in the fourth quarter, and we sought to take advantage of the weaker market environment by increasing investment grade corporate exposure to 29% of the Series’ portfolio at year end.

The Series’ returns in both agency fixed rate mortgage-backed securities (MBS) and CMO structures were quite negative in 2018, detracting from Series’ performance. As the market encountered more volatility in the third and fourth quarters of 2018, the Series’ CMO barbell succumbed to price declines and yield-premium events. We reduced the CMO barbell trade during the fourth quarter.

High yield corporate bond investments detracted from Series’ performance for the fiscal year. Notably, an overweight to the energy sector and insurance brokers influenced returns. Investments in Alta Mesa Holdings LP and CommScope Technologies LLC were notable underperformers. Despite growing expectations for slowing global growth and volatility in equity markets, we believe that current yields in the sector combined with supportive fundamentals, low default rates, and a positive technical backdrop, should allow for positive returns in 2019. We increased high yield bond exposure slightly in the fourth quarter as yield premiums widened.

The Series’ emerging market investments were notably weak in the second and third quarters, largely the result of the strong US dollar. We did employ risk management with the Series’ emerging markets subportfolio, especially during the second quarter, reducing local currency exposure. We also reduced US dollar holdings of emerging markets assets and used emerging markets credit default swaps to hedge some of this exposure during the year.

The Series’ collateralized loan obligations (CLO) investments contributed to performance for the fiscal year. The CLO market benefited from the demand for an investment with a coupon that floats quarterly with the 3-month LIBOR. In addition, the four federal funds rate hikes benefited the sector in 2018. The Series’ CLO sector investments are predominantly AAA-rated.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.
Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Diversified Income Series	January 8, 2019
Portfolio management review (continued)

Convertible bond investments, 3.8% of the Series’ portfolio at fiscal year end, detracted from performance. These investments in the Series have an approximate 60% sensitivity to equity-market moves. The fourth-quarter correction in equity markets erased most of the positive returns that were achieved through the first three quarters of the year.

Investments in CMBS, ABS, and cash made positive contributions to relative returns. CMBS exposure of 8.0% at year end was virtually unchanged during the year. Despite weakness in the retail sector, yield premiums were somewhat stable in the CMBS sector relative to corporate sectors. The combination of seasoned investments and new issues of conservative loans and underwriting contributed to Series returns, as did an overweight to this sector. We marginally increased the Series’ ABS exposure during the fiscal year to increase conservative positioning in the face of tightening monetary conditions. Year-end exposure of 3.1% included AAA-rated issues of credit card and auto-loan securitizations. Cash exposure helped during a year of rising rates.

We believe that we reduced risk in the Series during the fiscal year. Along with adding high-quality securities, including ABS and Treasury securities, we used derivatives to help manage risk exposure. Because we expect more volatility as the Fed continues to increase rates, we’ve added additional derivative protection. Further, we believe monetary policy could synchronize once again between the Fed and other major central banks in 2019 if the Fed pauses its rate hikes and dials back its monetary tightening pressure.

At various volatile periods during the fiscal year we used derivatives — credit default swaps — to reduce credit exposure and to hedge the Series’ small exposure to convertible bonds. The use of credit derivatives had an immaterial effect on the Series’ returns during the fiscal period.

We also used forward currency hedges to add liquidity and to reduce local currency exposure in developed and emerging markets. Because the Series’ natural duration (interest rate sensitivity) was reduced through exposure to less interest rate sensitive areas such as CLOs and bank loans, we used interest rate futures to add interest rate exposure. However, our bias was to be short, by up to a year, of the benchmark’s interest rate sensitivity measure.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.
Diversified Income Series-2

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Diversified Income Series
Average annual total returns
For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 16, 2003)	-2.12%	+2.16%	+2.12%	+5.55%	+5.05%

Service Class shares (commenced operations on May 16, 2003)	-2.29%	+1.92%	+1.86%	+5.30%	+4.78%

Bloomberg Barclays US Aggregate Index	+0.01%	+2.06%	+2.52%	+3.48%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.94%, while total operating expenses for Standard Class and Service Class shares were 0.66% and 0.96%, respectively. The management fee for Standard Class and Service Class shares was 0.58%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.67% of the Series’ average daily net assets from April 30, 2018 through Dec. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table on the previous page and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Diversified Income Series-3

 Delaware VIP® Diversified Income Series

 Performance summary (continued)

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favourable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 30, 2018 through April 30, 2019.

For period beginning Dec. 31, 2008 through Dec. 31, 2018		Starting value	Ending value
—	Delaware VIP Diversified Income Series (Standard Class)	$10,000	$17,158
– –	Bloomberg Barclays US Aggregate Index	$10,000	$14,074

The graph shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the Bloomberg Barclays US Aggregate Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The London interbank offered rate (LIBOR), mentioned on page 1, is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Diversified Income Series-4

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Disclosure of Series expenses

 For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/18 to
	7/1/18	12/31/18	Ratio	12/31/18*
Actual Series return†
Standard Class	$1,000.00	$1,001.00	0.65%	$3.28
Service Class	1,000.00	1,001.00	0.95%	4.79

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.93	0.65%	$3.31
Service Class	1,000.00	1,020.42	0.95%	4.84

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Diversified Income Series-5

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Security type / sector allocation

 As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	4.63%
Agency Commercial Mortgage-Backed Securities	1.16%
Agency Mortgage-Backed Securities	9.05%
Collateralized Debt Obligations	5.10%
Convertible Bonds	3.07%
Corporate Bonds	40.60%
Banking	8.90%
Basic Industry	3.66%
Brokerage	0.68%
Capital Goods	1.54%
Communications	4.16%
Consumer Cyclical	2.04%
Consumer Non-Cyclical	3.45%
Electric	4.42%
Energy	4.24%
Finance Companies	1.09%
Healthcare	0.62%
Insurance	1.90%
Media	0.48%
Real Estate Investment Trusts	0.76%
Services	0.28%
Technology	1.30%
Transportation	0.83%
Utilities	0.25%
Loan Agreements	7.02%
Municipal Bonds	0.15%
Non-Agency Asset-Backed Securities	3.29%
Non-Agency Collateralized Mortgage Obligations	2.09%
Non-Agency Commercial Mortgage-Backed Securities	6.71%
Regional Bonds	0.34%
Sovereign Bonds	2.04%
Supranational Banks	0.78%

Security type / sector	Percentage of net assets
US Treasury Obligations	11.87%
Common Stock	0.01%
Convertible Preferred Stock	0.71%
Preferred Stock	0.27%
Short-Term Investments	2.23%
Total Value of Securities	101.13%
Liabilities Net of Receivables and Other Assets	(1.13%)
Total Net Assets	100.00%

Diversified Income Series-6

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Schedule of investments

  December 31, 2018

	Principal amount°	Value (US $)

Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.665% 9/26/33 •	159,838	$173,815
Fannie Mae REMIC Trust
Series 2002-W11 AV1 2.846% (LIBOR01M + 0.34%, Floor 0.17%) 11/25/32 •	686	672

Total Agency Asset-Backed Securities (cost $159,825)		174,487

Agency Collateralized Mortgage Obligations – 4.63%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 5.356% (LIBOR01M + 2.85%) 11/25/29 •	5,050,000	5,166,379
Series 2018-C01 1M2 4.756% (LIBOR01M + 2.25%, Floor 2.25%) 7/25/30 •	1,690,000	1,650,245
Series 2018-C02 2M2 4.706% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 •	1,530,000	1,488,607
Series 2018-C03 1M2 4.656% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 •	1,330,000	1,299,580
Series 2018-C05 1M2 4.856% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 •	1,295,000	1,262,222
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	302	325
Series 2002-T4 A3 7.50% 12/25/41	6,088	6,910
Series 2004-T1 1A2 6.50% 1/25/44	5,462	6,111
Fannie Mae Interest Strip
Series 417 C24 3.50% 12/25/42 S	151,663	27,886
Series 418 C12 3.00% 8/25/33 S	5,270,182	637,721
Series 419 C3 3.00% 11/25/43 S	1,142,154	199,132
Fannie Mae REMIC Trust
Series 2002-W6 2A1 7.00% 6/25/42 • .	13,347	14,451
Series 2004-W11 1A2 6.50% 5/25/44	23,239	25,928
Fannie Mae REMICs
Series 2008-15 SB 4.094% (6.60% minus LIBOR01M, Cap 6.60%) 8/25/36 S•	230,486	37,949
Series 2009-94 AC 5.00% 11/25/39	459,447	497,842
Series 2010-116 Z 4.00% 10/25/40	29,929	31,270
Series 2012-60 KI 3.00% 9/25/26 S	49,636	2,662
Series 2012-98 MI 3.00% 8/25/31 S	2,345,470	250,487
Series 2012-99 AI 3.50% 5/25/39 S	1,260,109	110,518
Series 2012-115 MI 3.50% 3/25/42 S	535,640	58,985
Series 2012-120 CI 3.50% 12/25/31 S	234,954	19,020

	Principal	Value
	amount°	(US $)

Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2012-120 WI 3.00% 11/25/27 S	2,212,350	$189,055
Series 2012-121 ID 3.00% 11/25/27 S	98,018	8,971
Series 2012-125 MI 3.50% 11/25/42 S	48,315	10,492
Series 2012-128 IC 3.00% 11/25/32 S	4,553,850	581,849
Series 2012-132 AI 3.00% 12/25/27 S	3,062,829	256,811
Series 2012-137 AI 3.00% 12/25/27 S	1,046,918	90,126
Series 2012-137 WI 3.50% 12/25/32 S	746,882	111,131
Series 2012-139 NS 4.194% (6.70% minus LIBOR01M, Cap 6.70%) 12/25/42 S•	6,122,516	1,303,055
Series 2012-144 PI 3.50% 6/25/42 S	859,398	111,718
Series 2012-146 IO 3.50% 1/25/43 S	4,034,725	802,298
Series 2012-149 IC 3.50% 1/25/28 S	2,790,632	273,411
Series 2013-1 YI 3.00% 2/25/33 S	3,719,795	486,600
Series 2013-7 EI 3.00% 10/25/40 S	1,378,769	149,645
Series 2013-20 IH 3.00% 3/25/33 S	81,172	11,247
Series 2013-23 IL 3.00% 3/25/33 S	67,180	9,131
Series 2013-26 ID 3.00% 4/25/33 S	1,866,480	258,617
Series 2013-28 YB 3.00% 4/25/43	52,000	49,376
Series 2013-31 MI 3.00% 4/25/33 S	604,512	84,310
Series 2013-35 IB 3.00% 4/25/33 S	2,630,534	340,424
Series 2013-35 IG 3.00% 4/25/28 S	1,850,408	161,435
Series 2013-38 AI 3.00% 4/25/33 S	1,798,138	229,415
Series 2013-41 HI 3.00% 2/25/33 S	2,946,892	316,295
Series 2013-44 DI 3.00% 5/25/33 S	5,506,672	767,406
Series 2013-44 Z 3.00% 5/25/43	71,550	68,331
Series 2013-45 PI 3.00% 5/25/33 S	1,216,842	168,520
Series 2013-55 AI 3.00% 6/25/33 S	3,135,474	392,601
Series 2013-60 CI 3.00% 6/25/31 S	1,012,502	77,004
Series 2013-69 IJ 3.00% 7/25/33 S	1,331,681	182,912
Series 2013-103 SK 3.414% (5.92% minus LIBOR01M, Cap 5.92%) 10/25/43 S•	3,877,643	755,934
Series 2014-63 KI 3.50% 11/25/33 S	632,818	67,506
Series 2014-64 IT 3.50% 6/25/41 S	333,386	26,920
Series 2014-77 AI 3.00% 10/25/40 S	48,644	5,322
Series 2015-43 PZ 3.50% 6/25/45	1,110,746	1,098,906
Series 2015-44 AI 3.50% 1/25/34 S	57,434	6,204
Series 2015-45 AI 3.00% 1/25/33 S	60,299	5,174
Series 2015-56 MI 3.50% 10/25/41 S	1,055,269	133,309
Series 2015-57 LI 3.50% 8/25/35 S	3,863,561	606,138
Series 2015-89 AZ 3.50% 12/25/45	357,523	358,265
Series 2016-6 AI 3.50% 4/25/34 S	2,220,610	269,679
Series 2016-23 AI 3.50% 2/25/41 S	968,055	106,739
Series 2016-30 CI 3.00% 5/25/36 S	1,741,308	238,703
Series 2016-33 DI 3.50% 6/25/36 S	4,438,671	658,388
Series 2016-36 SB 3.494% (6.00% minus LIBOR01M, Cap 6.00%) 3/25/43 S•	1,507,310	192,611
Series 2016-40 IO 3.50% 7/25/36 S	604,924	96,784

Diversified Income Series-7

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2016-50 IB 3.00% 2/25/46 S	277,043	$41,474
Series 2016-51 LI 3.00% 8/25/46 S	5,997,429	857,627
Series 2016-60 LI 3.00% 9/25/46 S	2,932,171	409,970
Series 2016-62 IC 3.00% 3/25/43 S	7,931,220	868,929
Series 2016-62 SA 3.494% (6.00% minus LIBOR01M, Cap 6.00%) 9/25/46 S•	4,123,819	786,561
Series 2016-64 CI 3.50% 7/25/43 S	2,178,363	271,400
Series 2016-71 PI 3.00% 10/25/46 S	1,564,450	217,522
Series 2016-74 GS 3.494% (6.00% minus LIBOR01M, Cap 6.00%) 10/25/46 S•	3,026,423	543,626
Series 2016-77 SA 3.494% (6.00% minus LIBOR01M, Cap 6.00%) 10/25/46 S•	286,287	51,212
Series 2016-95 IO 3.00% 12/25/46 S	78,743	14,166
Series 2016-99 DI 3.50% 1/25/46 S	1,298,210	234,451
Series 2016-105 SA 3.494% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/47 S•	2,918,065	512,109
Series 2017-1 EI 3.50% 9/25/35 S	988,555	150,572
Series 2017-4 AI 3.50% 5/25/41 S	2,257,407	267,391
Series 2017-4 BI 3.50% 5/25/41 S	1,342,750	179,157
Series 2017-6 NI 3.50% 3/25/46 S	266,878	49,903
Series 2017-11 EI 3.00% 3/25/42 S	3,989,173	566,328
Series 2017-12 JI 3.50% 5/25/40 S	1,110,829	138,021
Series 2017-15 NZ 3.50% 3/25/47	314,520	311,106
Series 2017-16 SM 3.544% (6.05% minus LIBOR01M, Cap 6.05%) 3/25/47 S•	5,007,123	1,028,343
Series 2017-16 WI 3.00% 1/25/45 S	1,106,578	127,716
Series 2017-24 AI 3.00% 8/25/46 S	1,689,459	230,709
Series 2017-25 BL 3.00% 4/25/47	389,000	369,943
Series 2017-40 GZ 3.50% 5/25/47	856,462	857,823
Series 2017-77 HZ 3.50% 10/25/47	1,224,335	1,230,164
Series 2017-88 EI 3.00% 11/25/47 S	2,875,818	500,379
Series 2017-88 IE 3.00% 11/25/47 S	2,052,788	292,749
Series 2017-94 CZ 3.50% 11/25/47	767,671	727,179
Series 2017-99 IE 3.00% 12/25/47 S	2,168,182	312,061
Freddie Mac REMICs
Series 4050 EI 4.00% 2/15/39 S	2,095,242	186,371
Series 4101 WI 3.50% 8/15/32 S	1,196,996	197,321
Series 4109 AI 3.00% 7/15/31 S	4,540,419	413,371
Series 4120 MI 3.00% 10/15/32 S	778,098	111,745
Series 4122 LI 3.00% 10/15/27 S	40,314	3,759
Series 4135 AI 3.50% 11/15/42 S	3,662,659	764,469
Series 4139 IP 3.50% 4/15/42 S	847,345	108,137
Series 4146 AI 3.00% 12/15/27 S	1,717,640	136,472
Series 4146 IA 3.50% 12/15/32 S	2,023,983	310,999
Series 4150 UI 3.50% 8/15/32 S	4,915,545	475,318

	Principal	Value
	amount°	(US $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 4153 IB 2.50% 1/15/28 S	1,058,036	$80,176
Series 4156 AI 3.00% 10/15/31 S	1,080,330	114,607
Series 4161 IM 3.50% 2/15/43 S	816,827	163,493
Series 4171 Z 3.00% 2/15/43	19,627	18,301
Series 4181 DI 2.50% 3/15/33 S	1,275,118	152,545
Series 4184 GS 3.665% (6.12% minus LIBOR01M, Cap 6.12%) 3/15/43 S•	2,106,868	429,884
Series 4185 LI 3.00% 3/15/33 S	1,497,986	210,857
Series 4186 IB 3.00% 3/15/33 S	2,128,486	272,796
Series 4188 JI 3.00% 4/15/33 S	2,988,897	336,271
Series 4191 CI 3.00% 4/15/33 S	557,065	76,106
Series 4342 CI 3.00% 11/15/33 S	745,037	87,717
Series 4433 DI 3.00% 8/15/32 S	45,451	4,274
Series 4449 PI 4.00% 11/15/43 S	65,880	11,145
Series 4453 DI 3.50% 11/15/33 S	876,094	93,068
Series 4494 SA 3.725% (6.18% minus LIBOR01M, Cap 6.18%) 7/15/45 S•	593,707	117,630
Series 4504 IO 3.50% 5/15/42 S	1,033,760	104,300
Series 4527 CI 3.50% 2/15/44 S	3,055,928	482,391
Series 4543 HI 3.00% 4/15/44 S	1,198,035	184,518
Series 4574 AI 3.00% 4/15/31 S	2,490,833	304,913
Series 4580 MI 3.50% 2/15/43 S	157,217	20,719
Series 4581 LI 3.00% 5/15/36 S	1,029,680	138,555
Series 4609 QZ 3.00% 8/15/46	974,825	875,078
Series 4610 IB 3.00% 6/15/41 S	6,985,024	723,440
Series 4618 SA 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 9/15/46 S•	1,595,340	311,227
Series 4623 MS 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 10/15/46 S•	3,429,682	585,417
Series 4625 BI 3.50% 6/15/46 S	4,253,253	794,589
Series 4627 PI 3.50% 5/15/44 S	3,967,304	482,768
Series 4644 GI 3.50% 5/15/40 S	1,678,616	231,878
Series 4648 SA 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/47 S•	3,278,895	597,936
Series 4655 WI 3.50% 8/15/43 S	1,752,464	254,275
Series 4656 HI 3.50% 5/15/42 S	68,763	8,345
Series 4657 PS 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 2/15/47 S•	3,639,324	649,898
Series 4660 GI 3.00% 8/15/43 S	1,273,166	183,833
Series 4663 AI 3.00% 3/15/42 S	2,603,076	349,530
Series 4663 HZ 3.50% 3/15/47	400,777	383,704
Series 4665 NI 3.50% 7/15/41 S	6,897,289	847,940
Series 4667 CI 3.50% 7/15/40 S	143,256	13,096
Series 4667 LI 3.50% 10/15/43 S	864,136	121,927
Series 4669 QI 3.50% 6/15/41 S	500,334	60,086
Series 4673 WI 3.50% 9/15/43 S	1,921,231	281,534
Series 4674 GI 3.50% 10/15/40 S	126,155	11,732
Series 4676 KZ 2.50% 7/15/45	844,426	732,433
Series 4690 WI 3.50% 12/15/43 S	2,434,753	370,519
Series 4691 LI 3.50% 1/15/41 S	1,678,108	188,217

Diversified Income Series-8

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 4693 EI 3.50% 8/15/42 S	1,239,652	$181,191
Series 4703 CI 3.50% 7/15/42 S	3,692,996	464,988
Freddie Mac Strips
Series 304 C38 3.50% 12/15/27 S	1,591,614	137,845
Series 319 S2 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/43 S•	1,514,898	274,399
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 5.356% (LIBOR01M + 2.85%) 4/25/28 •	728,776	748,654
Series 2015-HQA1 M2 5.156% (LIBOR01M + 2.65%) 3/25/28 •	359,627	364,189
Series 2016-DNA3 M2 4.506% (LIBOR01M + 2.00%) 12/25/28 •	454,060	458,151
Series 2016-DNA4 M2 3.806% (LIBOR01M + 1.30%, Floor 1.30%) 3/25/29 •	575,000	575,635
Series 2016-HQA2 M2 4.756% (LIBOR01M + 2.25%) 11/25/28 •	524,978	533,379
Series 2017-DNA1 M2 5.756% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 •	2,250,000	2,366,503
Series 2017-DNA3 M2 5.006% (LIBOR01M + 2.50%) 3/25/30 •	6,530,000	6,530,016
Series 2017-HQA3 M2 4.856% (LIBOR01M + 2.35%) 4/25/30 •	4,685,000	4,650,057
Series 2018-DNA1 M2 4.306% (LIBOR01M + 1.80%) 7/25/30 •	2,555,000	2,453,921
Series 2018-HQA1 M2 4.806% (LIBOR01M + 2.30%) 9/25/30 •	2,000,000	1,951,147
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ♦	9,727	11,121
Series T-58 2A 6.50% 9/25/43 ♦	3,529	4,018
GNMA
Series 2011-157 SG 4.13% (6.60% minus LIBOR01M, Cap 6.60%) 12/20/41 S•	2,197,363	436,274
Series 2012-61 PI 3.00% 4/20/39 S	118,265	6,442
Series 2013-113 LY 3.00% 5/20/43	378,000	359,684
Series 2015-44 AI 3.00% 8/20/41 S	145,356	14,480
Series 2015-74 CI 3.00% 10/16/39 S	2,282,128	265,372
Series 2015-111 IH 3.50% 8/20/45 S	3,523,961	419,107
Series 2015-142 AI 4.00% 2/20/44 S	639,922	69,441
Series 2016-32 MS 3.58% (6.05% minus LIBOR01M, Cap 6.05%) 3/20/46 S•	149,833	28,089
Series 2016-75 JI 3.00% 9/20/43 S	9,528,632	1,106,572

	Principal	Value
	amount°	(US $)

Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2016-89 QS 3.58% (6.05% minus LIBOR01M, Cap 6.05%) 7/20/46 S•	2,457,519	$528,996
Series 2016-108 SK 3.58% (6.05% minus LIBOR01M, Cap 6.05%) 8/20/46 S•	3,596,543	726,984
Series 2016-108 YL 3.00% 8/20/46	3,164,000	3,080,604
Series 2016-115 SA 3.63% (6.10% minus LIBOR01M, Cap 6.10%) 8/20/46 S•	6,518,979	1,103,666
Series 2016-116 GI 3.50% 11/20/44 S	4,233,866	615,382
Series 2016-118 DI 3.50% 3/20/43 S	4,761,678	638,110
Series 2016-118 ES 3.63% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S•	2,794,792	515,122
Series 2016-120 IA 3.00% 2/20/46 S	202,717	24,817
Series 2016-126 NS 3.63% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S•	2,667,628	483,397
Series 2016-134 MZ 3.00% 10/20/46	1,557,926	1,466,773
Series 2016-147 ST 3.58% (6.05% minus LIBOR01M, Cap 6.05%) 10/20/46 S•	2,554,734	446,608
Series 2016-149 GI 4.00% 11/20/46 S	2,651,275	539,983
Series 2016-156 PB 2.00% 11/20/46	794,000	640,611
Series 2016-159 MI 3.00% 3/20/46 S	233,778	33,672
Series 2016-160 GS 3.63% (6.10% minus LIBOR01M, Cap 6.10%) 11/20/46 S•	6,831,660	1,419,281
Series 2016-163 MI 3.50% 11/20/46 S	2,095,682	237,736
Series 2016-163 XI 3.00% 10/20/46 S	3,305,881	432,660
Series 2016-171 IO 3.00% 7/20/44 S	5,447,342	643,308
Series 2016-171 IP 3.00% 3/20/46 S	3,253,369	401,594
Series 2017-4 WI 4.00% 2/20/44 S	1,562,352	236,063
Series 2017-10 IB 4.00% 1/20/47 S	2,848,252	619,407
Series 2017-18 QI 4.00% 3/16/41 S	2,479,866	446,722
Series 2017-18 QS 3.645% (6.10% minus LIBOR01M, Cap 6.10%) 2/16/47 S•	3,053,829	527,802
Series 2017-34 DY 3.50% 3/20/47	2,067,000	2,047,259
Series 2017-56 JZ 3.00% 4/20/47	742,151	669,408
Series 2017-80 AS 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 5/20/47 S•	4,588,965	875,999
Series 2017-101 AI 4.00% 7/20/47 S	1,954,323	339,305
Series 2017-101 TI 4.00% 3/20/44 S	2,909,228	422,976
Series 2017-107 QZ 3.00% 8/20/45	560,285	505,126
Series 2017-113 LB 3.00% 7/20/47	1,465,000	1,374,763
Series 2017-114 IK 4.00% 10/20/44 S	4,224,934	884,326

Diversified Income Series-9

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2017-121 IL 3.00% 2/20/42 S	164,126	$20,572
Series 2017-130 YJ 2.50% 8/20/47	665,000	607,636
Series 2017-134 ES 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S•	2,043,770	357,089
Series 2017-134 KI 4.00% 5/20/44 S	2,464,739	350,354
Series 2017-134 SD 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S•	2,619,884	530,254
Series 2017-141 JS 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S•	3,097,249	594,253
Series 2017-144 EI 3.00% 12/20/44 S	4,181,538	572,874
Series 2017-174 HI 3.00% 7/20/45 S	3,823,213	562,734
Series 2018-1 ST 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 1/20/48 S•	6,397,127	1,190,780
Series 2018-8 VZ 3.00% 3/20/47	1,120,353	994,172
Series 2018-11 AI 3.00% 1/20/46 S	2,527,121	319,525
Series 2018-13 PZ 3.00% 1/20/48	544,759	511,647
Series 2018-14 ZE 3.50% 1/20/48	294,278	282,415
Series 2018-24 HZ 3.00% 2/20/48	278,877	252,052
Series 2018-34 TY 3.50% 3/20/48	476,000	469,257
Series 2018-37 SA 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S•	2,147,094	416,814
Series 2018-46 AS 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S•	7,631,680	1,570,018

Total Agency Collateralized Mortgage Obligations (cost $111,369,133)		109,174,800

Agency Commercial Mortgage-Backed Securities – 1.16%
Freddie Mac Multifamily Structured Pass Through Certificates
3.43% 1/25/27 ♦•	800,000	810,109
Series X3FX A2FX 3.00% 6/25/27 ♦	2,545,000	2,509,770
FREMF Mortgage Trust
Series 2010-K8 B 144A 5.278% 9/25/43 #•	2,040,000	2,094,783
Series 2011-K14 B 144A 5.18% 2/25/47 #•	820,000	855,441
Series 2011-K15 B 144A 4.948% 8/25/44 #•	195,000	202,980
Series 2012-K18 B 144A 4.255% 1/25/45 #•	2,000,000	2,059,251
Series 2012-K22 B 144A 3.686% 8/25/45 #•	1,730,000	1,755,691

	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2013-K25 C 144A 3.619% 11/25/45 #•	1,500,000	$1,473,429
Series 2013-K28 B 144A 3.49% 6/25/46 #•	2,400,000	2,392,583
Series 2013-K28 C 144A 3.49% 6/25/46 #•	750,000	732,126
Series 2013-K33 B 144A 3.50% 8/25/46 #•	1,315,000	1,305,663
Series 2013-K33 C 144A 3.50% 8/25/46 #•	715,000	685,343
Series 2013-K712 B 144A 3.358% 5/25/45 #•	990,000	989,027
Series 2013-K713 B 144A 3.154% 4/25/46 #•	605,000	603,713
Series 2013-K713 C 144A 3.154% 4/25/46 #•	2,275,000	2,265,638
Series 2014-K717 B 144A 3.629% 11/25/47 #•	3,205,000	3,234,873
Series 2014-K717 C 144A 3.629% 11/25/47 #•	1,055,000	1,061,552
Series 2016-K53 B 144A 4.019% 3/25/49 #•	530,000	536,492
Series 2016-K722 B 144A 3.836% 7/25/49 #•	580,000	589,014
Series 2017-K71 B 144A 3.753% 11/25/50 #•	1,175,000	1,111,938

Total Agency Commercial Mortgage-Backed Securities (cost $27,354,030)		27,269,416

Agency Mortgage-Backed Securities – 9.05%
Fannie Mae ARM
4.563% (LIBOR12M + 1.83%, Cap 10.16%) 8/1/35 •	11,070	11,617
Fannie Mae S.F. 30 yr
4.50% 11/1/39	754,253	791,109
4.50% 6/1/40	850,446	890,250
4.50% 7/1/40	879,385	927,464
4.50% 8/1/40	206,196	215,317
4.50% 8/1/41	2,090,074	2,193,109
4.50% 10/1/43	4,725,887	4,951,910
4.50% 10/1/44	563,686	589,992
4.50% 3/1/46	2,837,942	2,962,010
4.50% 5/1/46	1,739,594	1,813,329
4.50% 7/1/46	2,067,851	2,150,161
4.50% 8/1/47	9,817,910	10,187,212
5.00% 6/1/44	2,260,238	2,415,433
5.00% 7/1/47	1,398,908	1,486,927

Diversified Income Series-10

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.00% 9/1/48	10,155,675	$10,668,934
5.50% 5/1/44	23,087,145	24,874,763
5.50% 8/1/48	1,999,742	2,154,365
6.00% 6/1/41	4,706,842	5,132,433
6.00% 7/1/41	25,471,011	27,793,050
6.00% 1/1/42	4,116,322	4,528,222
Fannie Mae S.F. 30 yr TBA
3.50% y	50,125,000	50,098,679
5.00% y	915,000	956,437
Freddie Mac S.F. 30 yr
4.50% 4/1/39	123,279	128,471
4.50% 7/1/42	1,107,059	1,159,405
4.50% 12/1/43	1,037,199	1,087,213
4.50% 8/1/44	1,371,614	1,434,044
4.50% 7/1/45	6,853,720	7,191,363
4.50% 9/1/46	1,700,071	1,762,689
5.00% 12/1/44	3,187,152	3,376,806
5.50% 6/1/41	4,444,565	4,832,390
5.50% 9/1/41	7,852,060	8,467,560
6.00% 7/1/40	12,184,593	13,365,368
GNMA I S.F. 30 yr
5.50% 2/15/41	481,806	513,550
GNMA II S.F. 30 yr
5.00% 9/20/46	2,481,043	2,617,377
5.00% 7/20/48	2,813,288	2,929,330
5.00% 9/20/48	2,852,979	2,976,009
5.50% 5/20/37	246,879	259,586
6.00% 2/20/39	283,924	301,591
6.00% 10/20/39	1,259,497	1,360,785
6.00% 2/20/40	1,304,516	1,398,780
6.00% 4/20/46	377,203	408,917

Total Agency Mortgage-Backed Securities (cost $215,978,463)		213,363,957

Collateralized Debt Obligations – 5.10%
AMMC CLO 21
Series 2017-21A A 144A 3.809% (LIBOR03M + 1.25%) 11/2/30 #•	1,250,000	1,240,417
AMMC CLO 22
Series 2018-22A A 144A 3.52% (LIBOR03M + 1.03%, Floor 1.03%) 4/25/31 #•	2,600,000	2,550,301
AMMC CLO XIII
Series 2013-13A A1LR 144A 3.747% (LIBOR03M + 1.26%) 7/24/29 #•	2,500,000	2,484,795
Apex Credit CLO
Series 2017-1A A1 144A 3.957% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #•	3,405,000	3,403,801

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)
Apex Credit CLO 2018
Series 2018-1A A2 144A 3.52% (LIBOR03M + 1.03%) 4/25/31 #•	6,200,000	$6,081,692
Atlas Senior Loan Fund X
Series 2018-10A A 144A 3.526% (LIBOR03M + 1.09%) 1/15/31 #•	3,400,000	3,346,783
Battalion CLO XII
Series 2018-12A A1 144A 3.71% (LIBOR03M + 1.07%, Floor 1.07%) 5/17/31 #•	2,600,000	2,554,622
Benefit Street Partners CLO II
Series 2013-IIA A1R 144A 3.686% (LIBOR03M + 1.25%) 7/15/29 #•	3,000,000	2,981,565
Benefit Street Partners CLO IV
Series 2014-IVA A1R 144A 3.959% (LIBOR03M + 1.49%) 1/20/29 #•	5,900,000	5,897,310
Black Diamond CLO
Series 2015-1A A2R 144A 3.858% (LIBOR03M + 1.05%, Floor 1.05%) 10/3/29 #•	2,000,000	1,982,006
Series 2017-1A A1A 144A 3.777% (LIBOR03M + 1.29%) 4/24/29 #•	2,000,000	1,983,032
Cedar Funding IV CLO
Series 2014-4A AR 144A 3.707% (LIBOR03M + 1.23%) 7/23/30 #•	3,000,000	2,979,123
Cedar Funding VIII CLO
Series 2017-8A A1 144A 3.699% (LIBOR03M + 1.25%) 10/17/30 #•	2,420,000	2,413,093
CFIP CLO
Series 2017-1A A 144A 3.665% (LIBOR03M + 1.22%) 1/18/30 #•	6,300,000	6,249,739
ECP CLO
Series 2015-7A A1R 144A 3.609% (LIBOR03M + 1.14%) 4/22/30 #•	8,200,000	8,066,217
Galaxy XXI CLO
Series 2015-21A AR 144A 3.489% (LIBOR03M + 1.02%) 4/20/31 #•	3,000,000	2,940,231
GoldenTree Loan Management US CLO 1
Series 2017-1A A 144A 3.689% (LIBOR03M + 1.22%) 4/20/29 #•	2,630,000	2,610,646
Hull Street CLO
Series 2014-1A AR 144A 3.665% (LIBOR03M + 1.22%) 10/18/26 #•	2,000,000	1,999,110
KKR Financial CLO
Series 2013-1A A1R 144A 3.726% (LIBOR03M + 1.29%) 4/15/29 #•	3,000,000	2,977,500

Diversified Income Series-11

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)
Mariner CLO 5
Series 2018-5A A 144A 3.60% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #•	4,600,000	$4,531,055
Midocean Credit CLO IX
Series 2018-9A A1 144A 3.397% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #•	3,000,000	2,951,316
Midocean Credit CLO VIII
Series 2018-8A A1 144A 3.472% (LIBOR03M + 1.15%) 2/20/31 #•	3,000,000	2,954,142
MP CLO IV
Series 2013-2A ARR 144A 3.77% (LIBOR03M + 1.28%) 7/25/29 #•	2,000,000	1,989,796
Northwoods Capital XV
Series 2017-15A A 144A 4.092% (LIBOR03M + 1.30%) 6/20/29 #•	2,500,000	2,484,635
Northwoods Capital XVII
Series 2018-17A A 144A 3.529% (LIBOR03M + 1.06%, Floor 1.06%) 4/22/31 #•	4,500,000	4,420,386
OCP CLO
Series 2017-13A A1A 144A 3.696% (LIBOR03M + 1.26%) 7/15/30 #•	2,500,000	2,483,040
OZLM XVIII
Series 2018-18A A 144A 3.456% (LIBOR03M + 1.02%, Floor 1.02%) 4/15/31 #•	3,600,000	3,521,966
Saranac CLO VII
Series 2014-2A A1AR 144A 3.875% (LIBOR03M + 1.23%) 11/20/29 #•	3,000,000	2,978,223
Shackleton CLO
Series 2013-3A AR 144A 3.556% (LIBOR03M + 1.12%, Floor 1.12%) 7/15/30 #•	3,000,000	2,960,553
Sound Point CLO II
Series 2013-1A A1R 144A 3.578% (LIBOR03M + 1.07%, Floor 1.07%) 1/26/31 #•	1,800,000	1,769,569
Steele Creek CLO
Series 2017-1A A 144A 3.686% (LIBOR03M + 1.25%) 1/15/30 #•	2,000,000	1,984,590
TIAA CLO II
Series 2017-1A A 144A 3.749% (LIBOR03M + 1.28%) 4/20/29 #•	2,200,000	2,189,341
Venture 31 CLO
Series 2018-31A A1 144A 3.499% (LIBOR03M + 1.03%, Floor 1.03%) 4/20/31 #•	4,200,000	4,118,995

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)
Venture CDO
Series 2016-25A A1 144A 3.959% (LIBOR03M + 1.49%) 4/20/29 #•	980,000	$977,774
Venture XXII CLO
Series 2015-22A AR 144A 3.516% (LIBOR03M + 1.08%) 1/15/31 #•	5,000,000	4,885,410
Venture XXIV CLO
Series 2016-24A A1D 144A 3.889% (LIBOR03M + 1.42%) 10/20/28 #•	2,390,000	2,379,534
Venture XXVIII CLO
Series 2017-28A A2 144A 3.579% (LIBOR03M + 1.11%) 7/20/30 #•	4,000,000	3,919,324
Zais CLO 6
Series 2017-1A A1 144A 3.806% (LIBOR03M + 1.37%) 7/15/29 #•	2,000,000	1,993,018

Total Collateralized Debt Obligations (cost $121,621,519)		120,234,650

Convertible Bonds – 3.07%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	627,000	922,945
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	1,202,000	1,340,230
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	417,000	407,870
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	901,000	880,120
Boingo Wireless 144A 1.00% exercise price $42.32, maturity date 10/1/23 #	1,388,000	1,178,620
Booking Holdings 0.35% exercise price $1,315.10, maturity date 6/15/20	1,129,000	1,523,432
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	2,025,000	1,979,889
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	926,000	905,815
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	1,326,000	1,651,997
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	3,305,000	2,315,483
Cree 144A 0.875% exercise price $59.97, maturity date 9/1/23 #	2,337,000	2,267,047
CSG Systems International 4.25% exercise price $57.05, maturity date 3/15/36	1,578,000	1,572,060
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	1,045,000	835,912

Diversified Income Series-12

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (US $)

Convertible Bonds (continued)
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	2,448,000	$1,982,919
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21	1,010,000	942,812
Empire State Realty OP 144A 2.625% exercise price $19.25, maturity date 8/15/19 #	1,451,000	1,446,155
FTI Consulting 144A 2.00% exercise price $101.38, maturity date 8/15/23 #	368,000	352,590
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	1,874,000	1,932,281
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	2,058,000	2,014,224
Helix Energy Solutions Group 4.125% exercise price $9.47, maturity date 9/15/23	91,000	84,282
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	1,985,000	1,841,695
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	1,381,000	1,360,133
Insulet 1.25% exercise price $58.37, maturity date 9/15/21	619,000	877,232
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	1,121,000	1,193,321
Jazz Investments 1.875% exercise price $199.77, maturity date 8/15/21	1,147,000	1,115,203
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	1,276,000	1,318,066
Liberty Media 2.25% exercise price $34.93, maturity date 9/30/46	2,313,000	1,100,063
Ligand Pharmaceuticals 144A 0.75% exercise price $248.48, maturity date 5/15/23 #	1,071,000	951,058
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	2,380,000	1,805,575
Medicines 144A 3.50% exercise price $25.19, maturity date 1/15/24 #	360,000	357,387
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	1,242,000	1,087,520
Microchip Technology 1.625% exercise price $97.55, maturity date 2/15/27	1,888,000	1,850,085
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	978,000	1,169,915
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	1,131,000	1,136,765
Novellus Systems 2.625% exercise price $32.73, maturity date 5/15/41	341,000	1,407,920
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	1,893,000	2,043,266

	Principal amount°	Value (US $)

Convertible Bonds (continued)
NXP Semiconductors 1.00% exercise price $102.25, maturity date 12/1/19	1,028,000	$1,031,090
Pacira Pharmaceuticals 2.375% exercise price $66.89, maturity date 4/1/22	1,164,000	1,157,453
Palo Alto Networks 144A 0.75% exercise price $266.35, maturity date 7/1/23 #	1,516,000	1,506,887
Paratek Pharmaceuticals 144A 4.75% exercise price $15.90, maturity date 5/1/24 #	2,685,000	2,051,144
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	1,595,000	1,421,544
PROS Holdings 2.00% exercise price $48.63, maturity date 6/1/47	2,230,000	2,080,356
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	1,419,000	1,345,354
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	408,000	366,599
Royal Gold 2.875% exercise price $102.56, maturity date 6/15/19	2,221,000	2,237,746
Spirit Realty Capital 3.75% exercise price $57.48, maturity date 5/15/21	844,000	827,690
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	1,542,000	1,358,965
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19	739,000	714,479
Team 5.00% exercise price $21.70, maturity date 8/1/23	1,083,000	1,081,978
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19	1,567,000	1,470,767
Vector Group 1.75% exercise price $21.28, maturity date 4/15/20 •	1,318,000	1,327,059
Vector Group 2.50% exercise price $13.81, maturity date 1/15/19 •	1,836,000	1,890,621
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	2,090,000	2,032,283
Vishay Intertechnology 144A 2.25% exercise price $31.49, maturity date 6/15/25 #	1,534,000	1,360,804

Total Convertible Bonds (cost $76,317,153)		72,414,706

Diversified Income Series-13

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal	Value
		amount°	(US $)

Corporate Bonds – 40.60%
Banking – 8.90%
Akbank T.A.S. 144A 7.20% 3/16/27 #µ		1,915,000	$1,695,771
ANZ New Zealand International 144A 2.60% 9/23/19 #		500,000	498,420
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #		1,585,000	1,429,472
Banco Santander 3.848% 4/12/23		3,600,000	3,501,188
Banco Santander Mexico 144A 4.125% 11/9/22 #		1,915,000	1,891,063
Bank of America
3.30% 8/5/21	AUD	660,000	469,614
3.864% 7/23/24 µ		6,575,000	6,563,005
4.271% 7/23/29 µ		2,475,000	2,467,759
Bank of China 144A 5.00% 11/13/24 #		1,970,000	2,034,387
Bank of Georgia 144A 6.00% 7/26/23 #		1,625,000	1,584,505
Bank of Montreal 3.803% 12/15/32 µ		1,720,000	1,594,870
Barclays 7.75% µy		1,765,000	1,702,201
BB&T 3.75% 12/6/23		1,775,000	1,790,997
BBVA Bancomer 144A 7.25% 4/22/20 #		765,000	794,070
BNG Bank 3.50% 7/19/27	AUD	763,000	560,712
Branch Banking & Trust
2.25% 6/1/20		2,490,000	2,459,191
2.85% 4/1/21		1,475,000	1,463,828
Citibank 3.40% 7/23/21		1,310,000	1,312,076
Citigroup
3.19% (BBSW3M + 1.25%) 8/7/19 •	AUD	1,367,000	965,660
3.75% 10/27/23	AUD	1,493,000	1,072,317
Citizens Bank 2.55% 5/13/21		840,000	822,030
Citizens Financial Group
2.375% 7/28/21		345,000	336,298
4.30% 12/3/25		2,050,000	2,026,169
Compass Bank
2.875% 6/29/22		3,505,000	3,361,153
3.875% 4/10/25		2,280,000	2,189,602
Cooperatieve Rabobank
2.50% 9/4/20	NOK	5,290,000	623,260
3.375% 4/24/23	NZD	1,543,000	1,061,155
Credit Suisse Group
144A 6.25% #µy		5,560,000	5,273,827
144A 7.25% #µy		2,585,000	2,445,022
144A 7.50% #µy		3,235,000	3,162,213
DBS Group Holdings 144A 4.52% 12/11/28 #µ		2,350,000	2,406,494
Fifth Third Bancorp
2.60% 6/15/22		1,290,000	1,255,848
3.95% 3/14/28		5,520,000	5,489,701
Fifth Third Bank 2.30% 3/15/19		2,165,000	2,162,356
Goldman Sachs Group
3.24% (BBSW3M + 1.30%) 8/21/19 •.	AUD	550,000	388,773
3.55% 2/12/21	CAD	400,000	294,969
4.223% 5/1/29 µ		600,000	578,874
5.15% 5/22/45		1,305,000	1,218,587
5.20% 12/17/19	NZD	616,000	422,402

		Principal	Value
		amount°	(US $)

Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group 6.00% 6/15/20		6,485,000	$6,714,501
HSBC Holdings
4.292% 9/12/26 µ		2,490,000	2,461,087
6.50% µy		2,260,000	2,056,600
Huntington Bancshares 2.30% 1/14/22	.	1,595,000	1,541,058
Huntington National Bank 2.50% 8/7/22		1,505,000	1,455,141
ING Groep
144A 4.625% 1/6/26 #		2,100,000	2,118,298
6.875% µy		695,000	693,263
JPMorgan Chase & Co.
3.50% 12/18/26	GBP	264,000	365,619
3.797% 7/23/24 µ		2,025,000	2,029,792
4.023% 12/5/24 µ		1,295,000	1,306,812
4.452% 12/5/29 µ		5,395,000	5,497,500
6.75% µy		4,480,000	4,634,560
KeyBank
2.30% 9/14/22		1,990,000	1,917,310
3.40% 5/20/26		3,545,000	3,405,599
6.95% 2/1/28		4,255,000	5,050,751
Landwirtschaftliche Rentenbank 5.375% 4/23/24	NZD	1,803,000	1,367,887
Lloyds Banking Group 7.50% µy		3,560,000	3,443,588
Morgan Stanley
3.125% 8/5/21	CAD	972,000	713,165
3.737% 4/24/24 µ		7,470,000	7,420,248
5.00% 9/30/21	AUD	1,096,000	814,620
5.00% 11/24/25		2,725,000	2,783,881
5.50% 1/26/20		1,060,000	1,084,239
Nationwide Building Society 144A 4.125% 10/18/32 #µ		3,915,000	3,472,841
Nederlandse Waterschapsbank 144A 2.808% (LIBOR03M + 0.02%) 3/15/19 #•		1,215,000	1,215,174
PNC Bank
2.70% 11/1/22		1,080,000	1,050,000
4.05% 7/26/28		4,625,000	4,654,334
PNC Financial Services Group 5.00% µy		2,680,000	2,472,300
Popular 6.125% 9/14/23		680,000	676,178
Regions Financial
2.75% 8/14/22		1,180,000	1,139,350
3.80% 8/14/23		1,565,000	1,568,963
Royal Bank of Scotland Group
3.875% 9/12/23		200,000	191,928
4.519% 6/25/24 µ		1,265,000	1,242,423
8.625% µy		4,440,000	4,606,500
Santander UK 144A 5.00% 11/7/23 #		5,380,000	5,265,046
Santander UK Group Holdings 4.796% 11/15/24 µ		255,000	253,456

Diversified Income Series-14

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal	Value
		amount°	(US $)

Corporate Bonds (continued)
Banking (continued)

Societe Generale 144A 7.375% #µy		695,000	$678,494

State Street
3.10% 5/15/23		1,360,000	1,337,426
4.141% 12/3/29 µ		1,525,000	1,577,902

SunTrust Banks
2.45% 8/1/22		1,830,000	1,765,634
2.70% 1/27/22		2,525,000	2,464,288
3.00% 2/2/23		1,595,000	1,564,685
3.30% 5/15/26		1,245,000	1,181,543
4.00% 5/1/25		250,000	251,114

SVB Financial Group 3.50% 1/29/25		1,350,000	1,295,239

Turkiye Garanti Bankasi
144A 5.25% 9/13/22 #		1,400,000	1,323,045
144A 6.25% 4/20/21 #		1,350,000	1,344,215

UBS Group Funding Switzerland
144A 4.125% 9/24/25 #		2,265,000	2,252,477
6.875% µy		5,120,000	5,076,529
7.125% µy		785,000	798,050

US Bancorp
2.375% 7/22/26		3,520,000	3,215,216
3.10% 4/27/26		195,000	184,915
3.15% 4/27/27		4,990,000	4,788,189
3.60% 9/11/24		2,640,000	2,629,126
3.95% 11/17/25		4,590,000	4,692,787

US Bank 3.40% 7/24/23		1,505,000	1,506,472

USB Capital IX 3.50% (LIBOR03M + 1.02%) y•		7,185,000	5,325,881

Wells Fargo & Co.
3.00% 7/27/21	AUD	1,795,000	1,269,315
3.50% 9/12/29	GBP	654,000	893,401

Wells Fargo Capital X 5.95% 12/15/36		175,000	181,563

Westpac Banking 5.00% µy		755,000	628,032

Woori Bank 144A 4.75% 4/30/24 #		1,550,000	1,568,437

Zions Bancorp 4.50% 6/13/23		1,895,000	1,927,739

			209,775,565

Basic Industry – 3.66%

Alcoa Nederland Holding 144A 6.75% 9/30/24 #		420,000	428,400

Anglo American Capital
144A 4.00% 9/11/27 #		520,000	470,371
144A 4.75% 4/10/27 #		8,875,000	8,512,889

BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ		6,170,000	6,315,273

BMC East 144A 5.50% 10/1/24 #		645,000	603,881

Boise Cascade 144A 5.625% 9/1/24 #		1,145,000	1,079,163

Braskem Netherlands Finance
144A 3.50% 1/10/23 #		285,000	271,252
144A 4.50% 1/10/28 #		2,765,000	2,565,948

Builders FirstSource 144A 5.625% 9/1/24 #		890,000	828,813

Cleveland-Cliffs 5.75% 3/1/25		1,165,000	1,051,413

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Basic Industry (continued)
CSN Resources 144A 7.625% 2/13/23 #	2,010,000	$1,879,350
Cydsa 144A 6.25% 10/4/27 #	2,090,000	1,888,837
Dow Chemical
144A 4.80% 11/30/28 #	3,650,000	3,723,129
144A 5.55% 11/30/48 #	2,760,000	2,800,323
DowDuPont
4.205% 11/15/23	2,180,000	2,231,427
4.725% 11/15/28	2,380,000	2,473,107
5.419% 11/15/48	2,660,000	2,777,572
First Quantum Minerals 144A 7.25% 4/1/23 #	1,925,000	1,701,219
Freeport-McMoRan
4.55% 11/14/24	450,000	416,813
5.45% 3/15/43	620,000	475,075
6.875% 2/15/23	980,000	1,014,300
Georgia-Pacific 8.00% 1/15/24	5,305,000	6,372,847
HD Supply 144A 5.375% 10/15/26 #	1,050,000	1,022,269
Hudbay Minerals
144A 7.25% 1/15/23 #	20,000	19,850
144A 7.625% 1/15/25 #	395,000	388,087
Israel Chemicals 144A 6.375% 5/31/38 #	2,440,000	2,446,259
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	440,000	444,400
Lennar 5.875% 11/15/24	180,000	180,675
Mexichem 144A 5.50% 1/15/48 #	2,120,000	1,828,500
NOVA Chemicals
144A 5.00% 5/1/25 #	602,000	544,057
144A 5.25% 6/1/27 #	460,000	408,825
Novelis 144A 6.25% 8/15/24 #	460,000	433,550
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	1,865,000	1,735,271
OCP
144A 4.50% 10/22/25 #	1,765,000	1,695,685
144A 6.875% 4/25/44 #	640,000	667,427
Olin 5.125% 9/15/27	1,110,000	1,026,750
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	1,765,000	1,613,028
Phosagro OAO Via Phosagro Bond
Funding DAC 144A 3.95% 11/3/21 #	1,720,000	1,672,442
SASOL Financing USA
5.875% 3/27/24	550,000	549,414
6.50% 9/27/28	595,000	596,487
Standard Industries 144A 5.00% 2/15/27 #	1,355,000	1,189,013
Starfruit Finco 144A 8.00% 10/1/26 #	435,000	403,463
Steel Dynamics 5.50% 10/1/24	595,000	590,537
Suzano Austria 144A 7.00% 3/16/47 #	1,840,000	1,892,440
Syngenta Finance 144A 3.933% 4/23/21 #	1,615,000	1,593,743

Diversified Income Series-15

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Basic Industry (continued)
Syngenta Finance
144A 4.441% 4/24/23 #	2,285,000	$2,204,112
144A 5.182% 4/24/28 #	3,225,000	2,997,777
Tronox Finance 144A 5.75% 10/1/25 #	1,160,000	943,950
Vedanta Resources 144A 7.125% 5/31/23 #	1,345,000	1,212,854
Westrock
144A 4.65% 3/15/26 #	1,990,000	2,024,364
144A 4.90% 3/15/29 #	3,910,000	4,029,180

		86,235,811

Brokerage – 0.68%
Charles Schwab
3.25% 5/21/21	1,220,000	1,226,314
3.85% 5/21/25	1,300,000	1,327,694
5.00% µy	975,000	820,463
E*TRADE Financial
3.80% 8/24/27	1,790,000	1,693,952
5.30% µy	60,000	49,806
5.875% µy	1,945,000	1,755,363
Intercontinental Exchange
3.45% 9/21/23	590,000	592,867
3.75% 9/21/28	665,000	666,136
4.25% 9/21/48	660,000	650,913
Jefferies Group
4.15% 1/23/30	2,135,000	1,835,918
6.45% 6/8/27	893,000	935,740
6.50% 1/20/43	750,000	762,468
Lazard Group
3.625% 3/1/27	475,000	447,748
3.75% 2/13/25	1,495,000	1,452,642
4.50% 9/19/28	1,775,000	1,779,886

		15,997,910

Capital Goods – 1.54%
Anixter 144A 6.00% 12/1/25 #	455,000	452,725
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	445,000	411,901
Ball 5.25% 7/1/25	755,000	755,000
Bombardier 144A 6.00% 10/15/22 #	685,000	645,613
BWAY Holding 144A 5.50% 4/15/24 #	1,210,000	1,141,937
CCL Industries 144A 3.25% 10/1/26 #	1,570,000	1,467,626
Crane 4.20% 3/15/48	1,510,000	1,390,576
EnPro Industries 144A 5.75% 10/15/26 #	450,000	435,375
General Electric
2.10% 12/11/19	795,000	781,310
2.70% 10/9/22	755,000	701,163
5.55% 5/4/20	1,295,000	1,317,432
6.00% 8/7/19	2,675,000	2,704,242
Grupo Cementos de Chihuahua 144A
5.25% 6/23/24 #	1,905,000	1,826,438

		Principal	Value
		amount°	(US $)

Corporate Bonds (continued)
Capital Goods (continued)
L3 Technologies
3.85% 6/15/23		1,085,000	$1,087,704
4.40% 6/15/28		3,195,000	3,202,338
Martin Marietta Materials 4.25% 12/15/47		1,860,000	1,530,285
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #		1,010,000	989,800
Northrop Grumman
2.55% 10/15/22		3,740,000	3,625,619
3.25% 8/1/23		1,325,000	1,305,258
Nvent Finance 4.55% 4/15/28		5,990,000	5,883,202
TransDigm 6.375% 6/15/26		915,000	854,381
United Technologies
3.65% 8/16/23		545,000	543,402
4.125% 11/16/28		3,335,000	3,318,200

			36,371,527

Communications – 4.16%
American Tower Trust #1 144A 3.07% 3/15/23 #		3,070,000	3,025,242
AT&T
4.50% 3/9/48		1,875,000	1,622,709
5.25% 3/1/37		6,320,000	6,230,785
Bell Canada 3.35% 3/22/23	CAD	773,000	566,710
British Telecommunications 4.50% 12/4/23		1,175,000	1,192,130
C&W Senior Financing 144A 7.50% 10/15/26 #		1,445,000	1,392,619
Charter Communications Operating 5.375% 4/1/38		4,390,000	4,103,283
Comcast
3.70% 4/15/24		7,050,000	7,097,537
4.70% 10/15/48		3,310,000	3,375,937
Comunicaciones Celulares 144A 6.875% 2/6/24 #		1,970,000	2,012,385
Crown Castle International
3.80% 2/15/28		5,075,000	4,771,852
5.25% 1/15/23		2,190,000	2,276,083
Crown Castle Towers 144A 4.241% 7/15/28 #		1,180,000	1,176,554
Deutsche Telekom International Finance
1.25% 10/6/23	GBP	982,000	1,212,563
144A 1.95% 9/19/21 #		1,360,000	1,305,675
144A 4.375% 6/21/28 #		2,515,000	2,482,544
6.50% 4/8/22	GBP	416,000	607,638
Digicel Group
144A 7.125% 4/1/22 #		2,285,000	1,079,663
144A 8.25% 9/30/20 #		1,125,000	765,000
Discovery Communications 5.20% 9/20/47		3,960,000	3,674,406
Equinix 5.375% 5/15/27		850,000	833,000

Diversified Income Series-16

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal	Value
		amount°	(US $)

Corporate Bonds (continued)
Communications (continued)
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		1,095,000	$1,077,756
Level 3 Financing 5.375% 5/1/25		1,414,000	1,329,160
Myriad International Holdings 144A 4.85% 7/6/27 #		1,365,000	1,312,669
SBA Communications 4.875% 9/1/24		1,225,000	1,156,094
SBA Tower Trust 144A 2.898% 10/15/19 #f		1,300,000	1,292,359
Sprint
7.125% 6/15/24		550,000	546,458
7.875% 9/15/23		1,995,000	2,052,356
Sprint Communications 7.00% 8/15/20	.	140,000	143,682
Sprint Spectrum 144A 4.738% 3/20/25 #		1,930,000	1,898,637
Telecom Italia 144A 5.303% 5/30/24 #		655,000	624,706
Telefonica Emisiones 4.895% 3/6/48		2,735,000	2,425,898
TELUS 4.60% 11/16/48		480,000	481,222
Time Warner Cable 7.30% 7/1/38		5,775,000	6,283,131
Time Warner Entertainment 8.375% 3/15/23		2,495,000	2,848,765
T-Mobile USA 6.50% 1/15/26		920,000	940,700
Verizon Communications
3.25% 2/17/26	EUR	971,000	1,251,598
4.329% 9/21/28		1,080,000	1,087,246
4.50% 8/17/27	AUD	2,370,000	1,721,220
4.50% 8/10/33		5,390,000	5,338,922
Viacom 4.375% 3/15/43		4,380,000	3,488,286
Vodafone Group 3.75% 1/16/24		3,650,000	3,601,396
VTR Finance 144A 6.875% 1/15/24 #		1,881,000	1,888,054
Warner Media
3.875% 1/15/26		1,210,000	1,157,969
4.85% 7/15/45		2,175,000	1,953,061
Zayo Group
144A 5.75% 1/15/27 #		1,065,000	953,175
6.375% 5/15/25		270,000	252,113

			97,910,948

Consumer Cyclical – 2.04%
Allison Transmission 144A 5.00% 10/1/24 #		835,000	804,731
AMC Entertainment Holdings 6.125% 5/15/27		1,055,000	907,300
Atento Luxco 1 144A 6.125% 8/10/22 #		1,715,000	1,663,550
Best Buy 4.45% 10/1/28		3,645,000	3,485,555
Boyd Gaming 6.375% 4/1/26		715,000	694,444
Daimler Finance North America 144A 3.35% 2/22/23 #		1,985,000	1,958,932
Dollar Tree
3.70% 5/15/23		2,835,000	2,775,057
4.00% 5/15/25		1,890,000	1,820,266
Ford Motor Credit 4.14% 2/15/23		4,780,000	4,547,409
General Motors 6.75% 4/1/46		670,000	651,288

		Principal	Value
		amount°	(US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
General Motors Financial
3.45% 1/14/22		785,000	$761,193
4.35% 4/9/25		3,265,000	3,097,897
5.25% 3/1/26		4,255,000	4,170,785
GLP Capital 5.30% 1/15/29		1,160,000	1,138,865
Home Depot
3.90% 12/6/28		1,710,000	1,754,690
4.50% 12/6/48		805,000	835,365
Hyundai Capital America 144A 2.55% 2/6/19 #		685,000	684,621
JD.com 3.125% 4/29/21		2,985,000	2,889,498
KFC Holding 144A 5.25% 6/1/26 #		1,091,000	1,058,303
Levi Strauss & Co. 5.00% 5/1/25		490,000	481,425
Live Nation Entertainment 144A 5.625% 3/15/26 #		1,020,000	999,600
Lowe’s 4.05% 5/3/47		825,000	713,686
Marriott International 4.50% 10/1/34		410,000	392,542
MGM Resorts International 5.75% 6/15/25		700,000	679,000
Penn National Gaming 144A 5.625% 1/15/27 #		1,299,000	1,165,853
Penske Automotive Group 5.50% 5/15/26		1,055,000	985,106
Royal Caribbean Cruises 3.70% 3/15/28		3,875,000	3,572,728
Sands China
144A 4.60% 8/8/23 #		765,000	761,853
144A 5.125% 8/8/25 #		1,195,000	1,185,419
Scientific Games International 10.00% 12/1/22		1,505,000	1,529,441

			48,166,402

Consumer Non-Cyclical – 3.45%
AbbVie 4.25% 11/14/28		3,145,000	3,061,138
Air Medical Group Holdings 144A 6.375% 5/15/23 #		214,000	181,900
Amgen 4.00% 9/13/29	GBP	341,000	475,740
Anheuser-Busch 144A 3.65% 2/1/26 #		4,180,000	3,954,740
Archer-Daniels-Midland 4.50% 3/15/49		1,265,000	1,301,695
AstraZeneca
3.50% 8/17/23		1,240,000	1,234,723
4.00% 1/17/29		2,925,000	2,887,033
BAT Capital 2.297% 8/14/20		480,000	468,745
Bat Capital 3.222% 8/15/24		3,805,000	3,508,678
Bayer US Finance II
144A 4.25% 12/15/25 #		1,050,000	1,023,918
144A 4.375% 12/15/28 #		4,470,000	4,278,865
Bunge Finance 4.35% 3/15/24		2,955,000	2,906,573
Campbell Soup 3.65% 3/15/23		3,885,000	3,792,096
CK Hutchison International 17 144A 2.875% 4/5/22 #		2,605,000	2,558,658

Diversified Income Series-17

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Conagra Brands
4.30% 5/1/24	3,945,000	$3,925,537
4.60% 11/1/25	1,090,000	1,095,497
5.30% 11/1/38	1,920,000	1,821,635
Cott Holdings 144A 5.50% 4/1/25 #	645,000	610,331
CVS Health 4.30% 3/25/28	9,975,000	9,785,788
General Mills 3.70% 10/17/23	2,310,000	2,298,870
JBS Investments 144A 7.25% 4/3/24 #	1,160,000	1,173,642
JBS USA
144A 5.75% 6/15/25 #	1,015,000	973,131
144A 6.75% 2/15/28 #	1,220,000	1,194,075
Kernel Holding 144A 8.75% 1/31/22 #	1,990,000	1,913,560
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	2,155,000	2,168,469
MHP
144A 6.95% 4/3/26 #	1,085,000	938,091
144A 7.75% 5/10/24 #	1,430,000	1,331,299
Mylan 144A 4.55% 4/15/28 #	1,920,000	1,793,846
Nestle Holdings 144A 4.00% 9/24/48 #	2,135,000	2,102,444
New York and Presbyterian Hospital 4.063% 8/1/56	1,630,000	1,580,806
Pernod Ricard 144A 4.45% 1/15/22 #	1,780,000	1,816,721
Pilgrim’s Pride 144A 5.75% 3/15/25 #	805,000	758,713
Post Holdings 144A 5.75% 3/1/27 #	720,000	678,600
Rede D’or Finance 144A 4.95% 1/17/28 #	2,470,000	2,189,037
Takeda Pharmaceutical 144A 4.40% 11/26/23 #	3,985,000	4,032,723
Teva Pharmaceutical Finance
Netherlands III 6.75% 3/1/28	1,785,000	1,733,369
Zimmer Biomet Holdings 4.625% 11/30/19	3,645,000	3,688,226

		81,238,912

Electric – 4.42%
AES Gener 144A 8.375% 12/18/73 #µ	1,835,000	1,838,083
American Transmission Systems 144A 5.25% 1/15/22 #	5,410,000	5,688,836
Atlantic City Electric 4.00% 10/15/28	645,000	664,638
Ausgrid Finance Pty
144A 3.85% 5/1/23 #	2,455,000	2,451,823
144A 4.35% 8/1/28 #	1,795,000	1,793,639
Avangrid 3.15% 12/1/24	1,090,000	1,053,354
Berkshire Hathaway Energy 3.75% 11/15/23	3,280,000	3,328,473
CenterPoint Energy
3.85% 2/1/24	1,645,000	1,654,740
4.25% 11/1/28	2,365,000	2,402,733
6.125% µy	2,240,000	2,186,800
Cleveland Electric Illuminating 5.50% 8/15/24	365,000	390,576
ComEd Financing III 6.35% 3/15/33	2,055,000	2,132,145

		Principal	Value
		amount°	(US $)

Corporate Bonds (continued)
Electric (continued)
Consumers Energy
3.80% 11/15/28		970,000	$994,446
4.35% 4/15/49		940,000	980,203
DTE Energy 3.30% 6/15/22		1,810,000	1,797,465
Duke Energy Carolinas 3.95% 11/15/28		2,345,000	2,406,403
Electricite de France
144A 4.50% 9/21/28 #		2,845,000	2,762,366
144A 5.00% 9/21/48 #		2,035,000	1,809,499
Emera 6.75% 6/15/76 µ		4,545,000	4,576,451
Enel 144A 8.75% 9/24/73 #µ		2,927,000	3,000,175
Enel Finance International
144A 3.625% 5/25/27 #		3,205,000	2,833,817
144A 4.625% 9/14/25 #		400,000	384,506
Engie Energia Chile 144A 4.50% 1/29/25 #		470,000	454,845
Entergy Louisiana
4.05% 9/1/23		4,045,000	4,151,079
4.95% 1/15/45		545,000	557,698
Eskom Holdings SOC 144A 6.35% 8/10/28 #		1,605,000	1,550,327
Evergy 4.85% 6/1/21		1,195,000	1,226,614
Exelon
3.497% 6/1/22		2,700,000	2,640,398
3.95% 6/15/25		1,045,000	1,034,930
Interstate Power & Light 4.10% 9/26/28		5,425,000	5,558,092
Israel Electric 144A 5.00% 11/12/24 #		1,110,000	1,120,856
Kallpa Generacion 144A 4.125% 8/16/27 #		2,485,000	2,304,862
Kansas City Power & Light 3.65% 8/15/25		3,445,000	3,431,101
LG&E & KU Energy 4.375% 10/1/21		3,765,000	3,828,222
Mississippi Power 3.95% 3/30/28		2,170,000	2,146,875
National Rural Utilities Cooperative Finance
4.75% 4/30/43 µ		2,830,000	2,715,640
5.25% 4/20/46 µ		990,000	983,183
Nevada Power 2.75% 4/15/20		2,355,000	2,349,792
New York State Electric & Gas 144A 3.25% 12/1/26 #		2,495,000	2,423,072
Newfoundland & Labrador Hydro 3.60% 12/1/45	CAD	400,000	298,119
NV Energy 6.25% 11/15/20		2,380,000	2,501,180
Oglethorpe Power 144A 5.05% 10/1/48 #		2,895,000	2,908,082
Pacific Gas & Electric 3.95% 12/1/47		645,000	493,776
Pennsylvania Electric 5.20% 4/1/20		220,000	225,541
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #		475,000	440,652
144A 5.25% 5/15/47 #		1,455,000	1,310,227

Diversified Income Series-18

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Electric (continued)
PSEG Power 3.85% 6/1/23	2,475,000	$2,479,359
Public Service Co. of Oklahoma 5.15% 12/1/19	1,705,000	1,736,776
Southwestern Electric Power 4.10% 9/15/28	4,860,000	4,884,055
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	1,190,000	1,187,158

		104,073,682

Energy – 4.24%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	1,800,000	1,762,191
Alta Mesa Holdings 7.875% 12/15/24	1,075,000	671,875
AmeriGas Partners 5.875% 8/20/26	785,000	720,237
BP Capital Markets America 3.796% 9/21/25	4,525,000	4,552,766
Cheniere Corpus Christi Holdings 5.875% 3/31/25	710,000	708,225
Cheniere Energy Partners 5.25% 10/1/25	415,000	388,544
Chesapeake Energy 8.00% 1/15/25	600,000	532,500
Crestwood Midstream Partners 5.75% 4/1/25	1,050,000	979,125
Diamond Offshore Drilling 7.875% 8/15/25	740,000	617,900
Enbridge
6.00% 1/15/77 µ	1,585,000	1,432,914
6.25% 3/1/78 µ	1,150,000	1,037,816
Enbridge Energy Partners
4.375% 10/15/20	480,000	485,718
5.20% 3/15/20	250,000	255,386
5.50% 9/15/40	830,000	862,984
Energy Transfer Operating
6.625% µy	3,355,000	2,774,166
9.70% 3/15/19	2,189,000	2,215,120
Ensco 7.75% 2/1/26	740,000	551,300
Enterprise Products Operating 4.80% 2/1/49	835,000	815,468
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	2,440,000	2,333,174
Genesis Energy 6.75% 8/1/22	615,000	602,700
Geopark 144A 6.50% 9/21/24 #	1,640,000	1,523,150
Gulfport Energy 6.625% 5/1/23	595,000	565,250
KazMunayGas National 144A 6.375% 10/24/48 #	1,865,000	1,882,251
KazTransGas 144A 4.375% 9/26/27 #	1,465,000	1,363,055
Kinder Morgan 5.20% 3/1/48	3,105,000	2,982,677
Kunlun Energy 144A 2.875% 5/13/20 #	850,000	843,973
Laredo Petroleum 6.25% 3/15/23	700,000	631,750
Marathon Oil 4.40% 7/15/27	4,475,000	4,261,917
MPLX 4.80% 2/15/29	1,730,000	1,730,241

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Energy (continued)
MPLX
4.875% 12/1/24	4,195,000	$4,275,150
5.50% 2/15/49	1,625,000	1,588,406
Murphy Oil 6.875% 8/15/24	1,695,000	1,689,962
Murphy Oil USA
5.625% 5/1/27	775,000	747,875
6.00% 8/15/23	1,380,000	1,392,075
Nabors Industries 5.75% 2/1/25	850,000	645,875
NiSource 144A 5.65% #µy	2,080,000	1,937,000
Noble Energy
3.85% 1/15/28	2,620,000	2,376,453
3.90% 11/15/24	1,350,000	1,309,307
4.95% 8/15/47	885,000	769,396
5.05% 11/15/44	665,000	575,420
NuStar Logistics 5.625% 4/28/27	745,000	697,506
Oasis Petroleum 144A 6.25% 5/1/26 #	655,000	551,837
ONEOK 7.50% 9/1/23	3,525,000	4,008,967
Pertamina Persero 144A 4.875% 5/3/22 #	320,000	324,364
Petrobras Global Finance
7.25% 3/17/44	1,035,000	1,023,237
7.375% 1/17/27	1,250,000	1,286,875
Petroleos Mexicanos
6.50% 3/13/27	865,000	815,263
6.75% 9/21/47	409,000	339,220
Precision Drilling
144A 7.125% 1/15/26 #	420,000	363,300
7.75% 12/15/23	625,000	578,906
QEP Resources
5.25% 5/1/23	1,120,000	996,800
5.625% 3/1/26	295,000	245,956
Sabine Pass Liquefaction
5.625% 3/1/25	3,865,000	4,020,249
5.75% 5/15/24	2,880,000	3,021,881
5.875% 6/30/26	2,220,000	2,354,973
Sempra Energy 3.80% 2/1/38	1,845,000	1,590,837
Shell International Finance 4.375% 5/11/45	469,000	483,856
Southwestern Energy 7.75% 10/1/27	430,000	410,650
Summit Midstream Holdings 5.75% 4/15/25	450,000	416,250
Targa Resources Partners 5.375% 2/1/27	855,000	805,837
Tecpetrol 144A 4.875% 12/12/22 #	3,140,000	2,904,500
TransCanada PipeLines 5.10% 3/15/49	1,445,000	1,442,093
Transcanada Trust 5.875% 8/15/76 µ	1,475,000	1,391,073
Transcontinental Gas Pipe Line 4.60% 3/15/48	1,295,000	1,217,230
Transocean 144A 9.00% 7/15/23 #	170,000	169,787
Transocean Proteus 144A 6.25% 12/1/24 #	632,000	608,300

Diversified Income Series-19

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Energy (continued)
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	1,305,000	$1,190,826
Tullow Oil 144A 7.00% 3/1/25 #	2,375,000	2,214,687
Whiting Petroleum 6.625% 1/15/26	380,000	327,750
Williams
3.75% 6/15/27	1,110,000	1,054,274
4.55% 6/24/24	1,445,000	1,460,612
4.85% 3/1/48	2,115,000	1,932,792
YPF
144A 7.00% 12/15/47 #	1,410,000	1,015,200
144A 51.00% (BADLARPP + 4.00%) 7/7/20 #•	3,175,000	1,290,320

		99,947,500

Finance Companies – 1.09%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	1,955,000	1,906,125
AerCap Ireland Capital 3.65% 7/21/27	7,800,000	6,772,117
Air Lease
3.00% 9/15/23	1,620,000	1,522,753
3.625% 4/1/27	3,080,000	2,760,988
Aviation Capital Group
144A 3.50% 11/1/27 #	985,000	891,938
144A 4.875% 10/1/25 #	2,480,000	2,481,578
BOC Aviation 144A 2.375% 9/15/21 #	2,120,000	2,045,457
Equate Petrochemical 144A 3.00% 3/3/22 #	1,370,000	1,327,023
GE Capital International Funding Co. Unlimited 4.418% 11/15/35	755,000	636,974
International Lease Finance 8.625% 1/15/22	3,390,000	3,771,232
Temasek Financial I 144A 2.375% 1/23/23 #	1,615,000	1,565,402

		25,681,587

Healthcare – 0.62%
Bausch Health 144A 5.50% 11/1/25 #	420,000	393,225
Charles River Laboratories International 144A 5.50% 4/1/26 #	795,000	785,063
DaVita 5.00% 5/1/25	656,000	597,780
Encompass Health
5.75% 11/1/24	1,165,000	1,157,719
5.75% 9/15/25	610,000	597,800
HCA
5.375% 2/1/25	1,295,000	1,265,863
5.875% 2/15/26	1,225,000	1,221,937
7.58% 9/15/25	80,000	85,200
Hill-Rom Holdings 144A 5.75% 9/1/23 #	765,000	767,869
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	855,000	799,425
Tenet Healthcare 5.125% 5/1/25	1,370,000	1,280,950

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Healthcare (continued)
Teva Pharmaceutical Finance Netherlands III 6.00% 4/15/24	1,640,000	$1,583,665
UnitedHealth Group
3.50% 2/15/24	1,225,000	1,233,615
3.70% 12/15/25	815,000	824,278
Universal Health Services 144A 5.00% 6/1/26 #	485,000	472,875
WellCare Health Plans 144A 5.375% 8/15/26 #	1,645,000	1,591,537

		14,658,801

Insurance – 1.90%
Acrisure 144A 7.00% 11/15/25 #	851,000	729,733
AssuredPartners 144A 7.00% 8/15/25 #	1,264,000	1,145,538
Aviation Capital Group 144A 4.375% 1/30/24 #	2,790,000	2,796,560
AXA Equitable Holdings
144A 4.35% 4/20/28 #	980,000	928,391
144A 5.00% 4/20/48 #	2,325,000	2,047,492
Brighthouse Financial
3.70% 6/22/27	1,430,000	1,211,096
4.70% 6/22/47	2,455,000	1,836,262
Cigna
144A 3.326% (LIBOR03M + 0.89%) 7/15/23 #•	1,770,000	1,744,113
144A 4.125% 11/15/25 #	3,895,000	3,897,096
144A 4.375% 10/15/28 #	1,955,000	1,970,912
HUB International 144A 7.00% 5/1/26 #	215,000	195,650
MetLife
3.60% 4/10/24	2,525,000	2,544,027
6.40% 12/15/36	110,000	112,020
144A 9.25% 4/8/38 #	2,655,000	3,358,575
NFP 144A 6.875% 7/15/25 #	2,645,000	2,380,500
Nuveen Finance 144A 4.125% 11/1/24 #	1,615,000	1,647,022
Progressive 4.00% 3/1/29	2,335,000	2,406,774
Prudential Financial
4.50% 11/15/20	795,000	813,425
5.375% 5/15/45 µ	1,730,000	1,625,508
USIS Merger Sub 144A 6.875% 5/1/25 #	3,663,000	3,375,308
Voya Financial 4.70% 1/23/48 µ	2,160,000	1,703,961
Willis North America
3.60% 5/15/24	575,000	562,044
4.50% 9/15/28	2,355,000	2,342,516
XLIT
4.894% (LIBOR03M + 2.458%) y•	1,325,000	1,239,643
5.50% 3/31/45	1,980,000	2,057,156

		44,671,322

Media – 0.48%
Altice France 144A 6.25% 5/15/24 #	1,030,000	964,337

Diversified Income Series-20

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Media (continued)
Altice Luxembourg 144A 7.75% 5/15/22 #	915,000	$836,081
AMC Networks 4.75% 8/1/25	540,000	491,400
CCO Holdings 144A 5.125% 5/1/27 #	720,000	672,408
CSC Holdings 144A 7.75% 7/15/25 #	1,080,000	1,101,600
Gray Television 144A 5.875% 7/15/26 # .	885,000	827,298
Lamar Media 5.375% 1/15/24	910,000	914,550
Netflix 144A 5.875% 11/15/28 #	930,000	908,545
Sirius XM Radio
144A 5.00% 8/1/27 #	510,000	467,925
144A 5.375% 4/15/25 #	756,000	719,145
Tribune Media 5.875% 7/15/22	622,000	628,220
Unitymedia 144A 6.125% 1/15/25 #	480,000	484,752
UPCB Finance IV 144A 5.375% 1/15/25 #	1,198,000	1,123,269
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	1,340,000	1,232,800

		11,372,330

Real Estate Investment Trusts – 0.76%
Corporate Office Properties
3.60% 5/15/23	1,750,000	1,699,724
5.25% 2/15/24	1,755,000	1,821,254
CubeSmart 3.125% 9/1/26	1,825,000	1,677,297
ESH Hospitality 144A 5.25% 5/1/25 #	995,000	927,837
Growthpoint Properties International 144A 5.872% 5/2/23 #	1,520,000	1,523,800
Hospitality Properties Trust 4.50% 3/15/25	2,025,000	1,975,734
Host Hotels & Resorts
3.75% 10/15/23	710,000	697,110
3.875% 4/1/24	890,000	878,966
4.50% 2/1/26	1,680,000	1,671,960
Kilroy Realty 3.45% 12/15/24	1,960,000	1,896,201
Life Storage 3.50% 7/1/26	1,620,000	1,521,902
WP Carey 4.60% 4/1/24	1,680,000	1,706,787

		17,998,572

Services – 0.28%
Advanced Disposal Services 144A 5.625% 11/15/24 #	650,000	638,625
Aramark Services 144A 5.00% 2/1/28 #	745,000	696,575
Ashtead Capital 144A 5.25% 8/1/26 #	885,000	858,450
Avis Budget Car Rental 144A 6.375% 4/1/24 #	385,000	369,600
Covanta Holding 5.875% 7/1/25	600,000	554,250
GEO Group
5.125% 4/1/23	390,000	352,463
6.00% 4/15/26	130,000	114,563
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	995,000	910,425
KAR Auction Services 144A 5.125% 6/1/25 #	468,000	424,710

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Services (continued)
Prime Security Services Borrower 144A 9.25% 5/15/23 #	562,000	$580,967
United Rentals North America 5.50% 5/15/27	755,000	702,150
WeWork 144A 7.875% 5/1/25 #	540,000	481,950

		6,684,728

Technology – 1.30%
Baidu 4.375% 3/29/28	2,085,000	2,047,789
Broadcom 3.50% 1/15/28	6,145,000	5,337,215
CDK Global
4.875% 6/1/27	1,105,000	1,030,413
5.00% 10/15/24	2,275,000	2,235,187
CDW Finance 5.00% 9/1/25	800,000	769,000
CommScope Technologies 144A 5.00% 3/15/27 #	1,696,000	1,378,000
Corning
4.375% 11/15/57	1,105,000	928,585
5.35% 11/15/48	1,205,000	1,228,549
Dell International 144A 6.02% 6/15/26 #	1,740,000	1,751,187
First Data 144A 5.75% 1/15/24 #	605,000	593,106
Fiserv 3.80% 10/1/23	875,000	881,327
Genesys Telecommunications Laboratories 144A 10.00% 11/30/24 #	50,000	52,500
Infor US 6.50% 5/15/22	170,000	165,053
Marvell Technology Group 4.875% 6/22/28	3,565,000	3,481,922
Microchip Technology
144A 3.922% 6/1/21 #	810,000	803,937
144A 4.333% 6/1/23 #	880,000	859,164
MSCI 144A 5.375% 5/15/27 #	635,000	623,094
NXP
144A 4.625% 6/1/23 #	1,580,000	1,552,350
144A 4.875% 3/1/24 #	865,000	869,879
144A 5.35% 3/1/26 #	960,000	977,520
144A 5.55% 12/1/28 #	1,790,000	1,836,164
Tencent Holdings 144A 2.985% 1/19/23 #	1,330,000	1,293,206

		30,695,147

Transportation – 0.83%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	3,550,000	3,162,273
Burlington Northern Santa Fe 4.15% 12/15/48	1,655,000	1,618,233
DAE Funding 144A 5.75% 11/15/23 #	1,488,000	1,476,840
FedEx 4.05% 2/15/48	3,585,000	3,019,110
Norfolk Southern 3.80% 8/1/28	2,070,000	2,075,968
Penske Truck Leasing 144A 4.20% 4/1/27 #	1,210,000	1,185,977
Union Pacific 3.50% 6/8/23	1,790,000	1,795,088

Diversified Income Series-21

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Transportation (continued)
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦	680,694	$679,949
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ♦	1,181,811	1,158,109
United Parcel Service 5.125% 4/1/19	2,180,000	2,191,753
XPO Logistics 144A 6.125% 9/1/23 #	1,193,000	1,152,736

		19,516,036

Utilities – 0.25%
Aegea Finance 144A 5.75% 10/10/24 #	2,145,000	2,053,859
AES Andres 144A 7.95% 5/11/26 #	1,960,000	1,989,400
Calpine
144A 5.25% 6/1/26 #	219,000	200,659
5.75% 1/15/25	815,000	747,763
Vistra Operations 144A 5.50% 9/1/26 #	845,000	816,481

		5,808,162

Total Corporate Bonds (cost $990,488,137)		956,804,942

Loan Agreements – 7.02%
Acrisure Tranche B 1st Lien 6.772% (LIBOR01M + 4.25%) 11/22/23 •	2,039,348	1,973,070
Air Medical Group Holdings Tranche B 1st Lien 5.682% (LIBOR01M + 3.25%) 4/28/22 •	944,527	881,446
Allied Universal Holdco Tranche B 1st Lien 6.772% (LIBOR01M + 4.25%) 7/28/22 •	377,000	361,684
Alpha 3 Tranche B1 1st Lien 5.803% (LIBOR03M + 3.00%) 1/31/24 •	912,324	872,790
Altice France Tranche B11 1st Lien 5.272% (LIBOR01M + 2.75%) 7/31/25 •	1,496,639	1,374,102
Altice France Tranche B12 1st Lien 6.143% (LIBOR01M + 3.688%) 1/31/26 •	109,386	101,627
Altice France Tranche B13 1st Lien 6.455% (LIBOR01M + 4.00%) 1/31/26 •	355,000	334,587
American Airlines Tranche B 1st Lien 4.455% (LIBOR01M + 2.00%) 12/14/23 •	2,027,788	1,934,003
Applied Systems 2nd Lien 9.522% (LIBOR01M + 7.00%) 9/19/25 •	2,085,000	2,069,363
Aramark Services Tranche B3 1st Lien 4.272% (LIBOR01M + 1.75%) 3/11/25 •	979,296	950,725
AssuredPartners Tranche B 1st Lien 5.772% (LIBOR01M + 3.25%) 10/22/24 •	1,225,639	1,158,229

	Principal	Value
	amount°	(US $)

Loan Agreements (continued)
Avis Budget Car Rental Tranche B 1st Lien 4.53% (LIBOR01M + 2.00%) 2/13/25 •	751,627	$729,078
Ball Metalpack Finco Tranche B 1st Lien 7.022% (LIBOR01M + 4.50%) 7/31/25 =•	1,451,705	1,440,890
Ball Metalpack Finco Tranche B 2nd Lien 11.272% (LIBOR01M + 8.75%) 7/31/26 •	319,000	314,167
Blue Ribbon 1st Lien 6.387% (LIBOR01M + 4.00%) 11/13/21 •	2,405,350	2,226,452
Bombardier Recreational Products Tranche B 1st Lien 4.52% (LIBOR01M + 2.00%) 5/23/25 •	847,875	822,085
Boxer Parent Tranche B 1st Lien 7.053% (LIBOR03M + 4.25%) 10/2/25 •	1,492,000	1,435,677
Builders FirstSource 1st Lien 5.803% (LIBOR03M + 3.00%) 2/29/24 •	997,636	939,773
BWAY Holding Tranche B 1st Lien 5.658% (LIBOR03M + 3.25%) 4/3/24 •	927,175	875,601
CH Hold 2nd Lien 9.772% (LIBOR01M + 7.25%) 2/1/25 •	403,000	400,985
Change Healthcare Holdings Tranche B 1st Lien 5.272% (LIBOR01M + 2.75%) 3/1/24 •	1,604,088	1,528,228
Charter Communications Operating Tranche B 1st Lien 4.53% (LIBOR01M + 2.00%) 4/30/25 •	1,176,080	1,130,801
Chemours Tranche B2 1st Lien 4.28% (LIBOR01M + 1.75%) 4/3/25 •	2,262,944	2,178,083
CityCenter Holdings Tranche B 1st Lien 4.772% (LIBOR01M + 2.25%) 4/18/24 •	2,470,264	2,348,294
Community Health Systems Tranche H 1st Lien 5.957% (LIBOR03M + 3.25%) 1/27/21 •	1,737,372	1,669,180
Core & Main Tranche B 1st Lien 5.721% (LIBOR03M + 3.00%) 8/1/24 •	1,498,647	1,453,687
CROWN Americas Tranche B 1st Lien 4.479% (LIBOR01M + 2.00%) 4/3/25 •	614,547	612,115
CSC Holdings 1st Lien 4.705% (LIBOR01M + 2.25%) 7/17/25 •	797,850	753,968
CSC Holdings Tranche B 1st Lien 4.955% (LIBOR01M + 2.50%) 1/25/26 •	796,000	763,497
Dakota Holdings Tranche B 1st Lien 5.772% (LIBOR01M + 3.25%) 2/13/25 •	345,390	327,041

Diversified Income Series-22

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Loan Agreements (continued)
DaVita Tranche B 1st Lien 5.272% (LIBOR01M + 2.75%) 6/24/21 •	337,192	$334,347
Delek US Holdings Tranche B 1st Lien 4.772% (LIBOR01M + 2.25%) 3/30/25 •	903,175	880,596
Digicel International Finance Tranche B 1st Lien 5.96% (LIBOR03M + 3.25%) 5/10/24 •	662,741	598,124
DTZ US Borrower Tranche B 1st Lien 5.772% (LIBOR01M + 3.25%) 8/21/25 •	723,188	691,548
Edgewater Generation Tranche B 1st Lien 6.272% (LIBOR01M + 3.75%) 12/13/25 •	535,000	524,300
Energy Transfer Equity Tranche B 1st Lien 4.522% (LIBOR01M + 2.00%) 2/2/24 •	905,000	884,779
Envision Healthcare Tranche B 1st Lien 6.272% (LIBOR01M + 3.75%) 10/11/25 •	918,000	859,605
Equitrans Midstream Tranche B 1st Lien 0.00% 1/31/24 • X	706,000	691,880
ESH Hospitality Tranche B 1st Lien 4.522% (LIBOR01M + 2.00%) 8/30/23 •	2,087,751	2,011,635
ExamWorks Group Tranche B1 1st Lien 5.772% (LIBOR01M + 3.25%) 7/27/23 •	2,001,617	1,950,742
First Data 1st Lien
4.504% (LIBOR01M + 2.00%) 7/10/22 •	694,530	667,906
4.504% (LIBOR01M + 2.00%) 4/26/24 •	3,907,574	3,743,945
Flex Acquisition 1st Lien 5.349% (LIBOR01M + 3.00%) 12/29/23 •	471,865	445,617
Flying Fortress Holdings Tranche B 1st Lien 4.553% (LIBOR03M + 1.75%) 10/30/22 •	902,500	886,706
Frontier Communications Tranche A-DD 1st Lien 5.28% (LIBOR01M + 2.75%) 3/31/21 •	927,940	884,791
Gardner Denver Tranche B1 1st Lien 5.272% (LIBOR01M + 2.75%) 7/30/24 •	1,333,254	1,292,424
Gates Global Tranche B2 1st Lien 5.272% (LIBOR01M + 2.75%) 3/31/24 •	1,541,071	1,468,593
Gentiva Health Services 1st Lien 6.313% (LIBOR01M + 3.75%) 7/2/25 =•	2,476,328	2,414,419

	Principal	Value
	amount°	(US $)

Loan Agreements (continued)
GEO Group Tranche B 1st Lien 4.53% (LIBOR01M + 2.00%) 3/23/24 •	456,515	$419,994
GIP III Stetson I Tranche B 1st Lien 6.695% (LIBOR03M + 4.25%) 7/18/25 •	822,000	795,285
Gray Television Tranche B2 1st Lien 4.599% (LIBOR01M + 2.25%) 2/7/24 •	1,592,396	1,536,662
Greeneden US Holdings II Tranche B3 1st Lien 5.772% (LIBOR01M + 3.25%) 12/1/23 •	1,685,815	1,616,275
Greenhill & Co. Tranche B 1st Lien 6.468% (LIBOR03M + 3.75%) 10/12/22 •	856,151	855,081
GVC Holdings Tranche B2 1st Lien 5.022% (LIBOR01M + 2.50%) 3/16/24 •	1,440,118	1,405,015
HCA Tranche B10 1st Lien 4.522% (LIBOR01M + 2.00%) 3/13/25 •	3,597,813	3,534,207
Heartland Dental 1st Lien 6.272% (LIBOR01M + 3.75%) 4/30/25 •	1,214,859	1,163,228
H-Food Holdings 1st Lien 6.21% (LIBOR01M + 3.688%) 5/31/25 •	839,780	805,139
Hilton Worldwide Finance Tranche B2 1st Lien 4.256% (LIBOR01M + 1.75%) 10/25/23 •	137,428	132,618
Hoya Midco Tranche B 1st Lien 6.022% (LIBOR01M + 3.50%) 6/30/24 •	1,236,175	1,180,547
HUB International Tranche B 1st Lien 5.24% (LIBOR03M + 2.75%) 4/25/25 •	1,990,000	1,883,867
Hyperion Insurance Group Tranche B 1st Lien 6.063% (LIBOR01M + 3.50%) 12/20/24 •	1,362,315	1,324,000
INEOS US Finance Tranche B 1st Lien 4.522% (LIBOR01M + 2.00%) 3/31/24 •	1,905,750	1,818,005
IQVIA Tranche B3 1st Lien 4.272% (LIBOR01M + 1.75%) 6/11/25 •	1,477,575	1,432,324
Iron Mountain Tranche B 1st Lien 4.272% (LIBOR01M + 1.75%) 1/2/26 •	3,283,429	3,111,049
JBS USA Tranche B 1st Lien 5.26% (LIBOR03M + 2.50%) 10/30/22 •	1,206,157	1,162,811
Kronos Tranche B 1st Lien 5.541% (LIBOR03M + 3.00%) 11/1/23 •	874,508	836,067
Lucid Energy Group II Borrower 1st Lien 5.504% (LIBOR01M + 3.00%) 2/18/25 •	1,917,017	1,763,656

Diversified Income Series-23

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (US $)

Loan Agreements (continued)
LUX HOLDCO III 1st Lien 5.495% (LIBOR02M + 3.00%) 3/28/25 •	607,410	$592,984
MGM Growth Properties Operating Partnership Tranche B 1st Lien 4.522% (LIBOR01M + 2.00%) 3/25/25 •	1,494,631	1,432,043
Microchip Technology 1st Lien 4.53% (LIBOR01M + 2.00%) 5/29/25 •	2,147,792	2,043,087
MPH Acquisition Holdings Tranche B 1st Lien 5.553% (LIBOR03M + 2.75%) 6/7/23 •	3,140,725	2,970,341
NCI Building Systems Tranche B 1st Lien 6.175% (LIBOR03M + 3.75%) 4/12/25 =•	1,016,890	930,454
Neiman Marcus Group 1st Lien 5.63% (LIBOR01M + 3.25%) 10/25/20 •	495,000	421,987
NFP Tranche B 1st Lien 5.522% (LIBOR01M + 3.00%) 1/8/24 •	1,633,333	1,548,944
Northriver Midstream Finance Tranche B 1st Lien 5.646% (LIBOR03M + 3.25%) 10/1/25 •	304,238	298,381
OCI Partners 1st Lien 6.803% (LIBOR03M + 4.00%) 3/13/25 •	446,625	439,367
ON Semiconductor Tranche BB 1st Lien 4.272% (LIBOR01M + 1.75%) 3/31/23 •	1,389,434	1,344,711
Panda Stonewall Tranche B1 1st Lien 8.303% (LIBOR03M + 5.50%) 11/13/21 =•	488,287	487,066
Penn National Gaming Tranche B 1st Lien 4.705% (LIBOR01M + 2.25%) 10/15/25 •	1,425,000	1,375,634
Plaskolite PPC Intermediate II 1st Lien 6.69% (LIBOR03M + 4.25%) 12/14/25 =•	716,000	708,840
PQ Tranche B 1st Lien 5.027% (LIBOR03M + 2.50%) 2/8/25 •	2,653,615	2,522,592
Prestige Brands Tranche B5 1st Lien 4.522% (LIBOR01M + 2.00%) 1/26/24 •	1,172,492	1,132,188
Radiate Holdco Tranche B 1st Lien 5.522% (LIBOR01M + 3.00%) 2/1/24 •	1,570,054	1,481,575
Refinitiv US Holdings Tranche B 1st Lien 6.272% (LIBOR01M + 3.75%) 10/1/25 •	1,023,000	959,574
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.772% (LIBOR01M + 3.25%) 6/1/23 •	3,826,487	3,742,772

	Principal amount°	Value (US $)

Loan Agreements (continued)
Sable International Finance Tranche B4 1st Lien 5.772% (LIBOR01M + 3.25%) 1/31/26 •	220,000	$213,503
SBA Senior Finance II Tranche B 1st Lien 4.53% (LIBOR01M + 2.00%) 4/11/25 •	1,925,325	1,852,163
Scientific Games International Tranche B5 1st Lien 5.25% (LIBOR02M + 2.75%) 8/14/24 •	3,059,121	2,880,162
Sigma US Tranche B2 1st Lien 5.398% (LIBOR03M + 3.00%) 7/2/25 •	1,330,315	1,263,799
Sinclair Television Group Tranche B2 1st Lien 4.78% (LIBOR01M + 2.25%) 1/3/24 •	1,213,798	1,159,683
Solenis International 1st Lien 6.707% (LIBOR03M + 4.00%) 12/26/23 •	740,280	714,833
Specialty Building Products Holdings 1st Lien 8.272% (LIBOR01M + 5.75%) 10/1/25 =•	877,000	850,690
Sprint Communications Tranche B 1st Lien
5.063% (LIBOR01M + 2.50%) 2/3/24 •	3,160,095	3,025,791
5.563% (LIBOR01M + 3.00%) 2/3/24 •	760,000	727,700
SS&C European Holdings Tranche B4 1st Lien 4.772% (LIBOR01M + 2.25%) 4/16/25 •	616,813	586,358
SS&C Technologies Tranche B3 1st Lien 4.772% (LIBOR01M + 2.25%) 4/16/25 •	1,626,130	1,543,663
StandardAero Aviation Holdings 1st Lien 6.27% (LIBOR01M + 3.75%) 7/7/22 •	935,396	926,510
Staples 1st Lien 6.541% (LIBOR03M + 4.00%) 9/12/24 •	597,433	573,909
Stars Group Holdings Tranche B 1st Lien 6.303% (LIBOR03M + 3.50%) 7/10/25 •	1,782,484	1,731,874
Summit Materials Tranche B 1st Lien 4.522% (LIBOR01M + 2.00%) 11/10/24 •	1,425,600	1,369,467
Summit Midstream Partners Holdings Tranche B 1st Lien 8.522% (LIBOR01M + 6.00%) 5/21/22 •	1,354,600	1,333,153
Surgery Center Holdings 1st Lien 5.78% (LIBOR01M + 3.25%) 8/31/24 •	2,820,736	2,693,802
Syneos Health Tranche B 1st Lien 4.522% (LIBOR01M + 2.00%) 8/1/24 •	1,112,070	1,075,928

Diversified Income Series-24

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (US $)

Loan Agreements (continued)
Tecta America 1st Lien 7.379% (LIBOR03M + 5.00%) 11/21/25 =•	865,000	$852,025
Telenet Financing USD Tranche AN 1st Lien 4.705% (LIBOR01M + 2.25%) 8/15/26 •	1,480,000	1,411,920
Thor Industries Tranche B 1st Lien 0.00% 11/9/25 • X	2,135,000	2,028,250
Titan Acquisition Tranche B 1st Lien 5.522% (LIBOR01M + 3.00%) 3/28/25 •	1,974,559	1,827,701
TMS International Tranche B2 1st Lien 5.275% (LIBOR01M + 2.75%) 8/14/24 =•	559,820	529,030
TransDigm Tranche F 1st Lien 5.022% (LIBOR01M + 2.50%) 6/9/23 •	2,974,756	2,818,581
Trident TPI Holdings 1st Lien 5.772% (LIBOR01M + 3.25%) 10/5/24 •	660,019	625,368
Tronox Blocked Borrower Tranche B 1st Lien 5.522% (LIBOR01M + 3.00%) 9/22/24 •	335,219	326,778
Tronox Finance Tranche B 1st Lien 5.522% (LIBOR01M + 3.00%) 9/22/24 •	773,581	754,103
United Rentals North America Tranche B 1st Lien 4.272% (LIBOR01M + 1.75%) 10/31/25 •	124,688	122,069
Unitymedia Finance Tranche D 1st Lien 4.705% (LIBOR01M + 2.25%) 1/15/26 •	575,000	556,621
Unitymedia Finance Tranche E 1st Lien 4.455% (LIBOR01M + 2.00%) 6/1/23 •	2,025,000	1,974,013
UPC Financing Partnership Tranche AR 1st Lien 4.955% (LIBOR01M + 2.50%) 1/15/26 •	170,430	162,654
USI Tranche B 1st Lien 5.803% (LIBOR03M + 3.00%) 5/16/24 •	3,781,247	3,580,841
USIC Holdings 1st Lien 5.772% (LIBOR01M + 3.25%) 12/9/23 •	1,299,510	1,245,363
Utz Quality Foods 1st Lien 6.022% (LIBOR01M + 3.50%) 11/21/24 •	652,206	633,455
Valeant Pharmaceuticals International Tranche B 1st Lien 5.379% (LIBOR01M + 3.00%) 6/1/25 •	828,551	795,409
Vantage Specialty Chemicals 2nd Lien 10.777% (LIBOR03M + 8.25%) 10/26/25 •	105,000	103,687
Vantage Specialty Chemicals Tranche B 1st Lien 6.012% (LIBOR02M + 3.50%) 10/28/24 •	1,341,450	1,301,206

	Principal amount°	Value (US $)

Loan Agreements (continued)
Virgin Media Bristol Tranche K 1st Lien 4.955% (LIBOR01M + 2.50%) 1/15/26 •	855,000	$812,891
Vistra Operations Tranche B3 1st Lien 4.473% (LIBOR01M + 2.00%) 12/1/25 •	2,855,650	2,749,991
Visual Comfort Group 1st Lien 5.522% (LIBOR01M + 3.00%) 2/28/24 =•	1,423,047	1,424,897
Visual Comfort Group 2nd Lien 10.522% (LIBOR01M + 8.00%) 2/28/25 =•	121,827	122,248
Western Digital Tranche B4 1st Lien 4.256% (LIBOR01M + 1.75%) 4/29/23 •	231,907	221,858
Wyndham Hotels & Resorts Tranche B 1st Lien 4.272% (LIBOR01M + 1.75%) 5/30/25 •	1,152,113	1,110,348
Wynn Resorts Tranche B 1st Lien 4.78% (LIBOR01M + 2.25%) 10/30/24 •	985,000	933,287
XPO Logistics Tranche B 1st Lien 4.509% (LIBOR03M + 2.00%) 2/24/25 •	2,077,000	1,996,516
Zayo Group Tranche B2 1st Lien 4.772% (LIBOR01M + 2.25%) 1/19/24 •	1,548,757	1,489,388
Zekelman Industries 1st Lien 4.862% (LIBOR02M + 2.25%) 6/14/21 •	2,075,374	2,010,518

Total Loan Agreements (cost $171,544,553)		165,445,559

Municipal Bonds – 0.15%
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	405,000	385,268
Commonwealth of Massachusetts Series C 5.00% 10/1/25	120,000	141,774
South Carolina Public Service Authority Series D 4.77% 12/1/45	340,000	354,266
State of California Various Purposes (Taxable Build America Bonds) 7.55% 4/1/39	925,000	1,328,291
Texas Water Development Board (2016 State Water Implementation)
Series A 5.00% 10/15/45	290,000	325,914
(Water Implementation Revenue) Series B 5.00% 10/15/46	795,000	897,539

Total Municipal Bonds (cost $3,573,499)		3,433,052

Diversified Income Series-25

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities – 3.29%
American Express Credit Account Master Trust
Series 2017-5 A 2.835% (LIBOR01M + 0.38%) 2/18/25 •	3,785,000	$3,783,487
Series 2018-3 A 2.775% (LIBOR01M + 0.32%) 10/15/25 •	1,745,000	1,732,379
Series 2018-5 A 2.795% (LIBOR01M + 0.34%) 12/15/25 •	960,000	953,281
Series 2018-7 A 2.815% (LIBOR01M + 0.36%) 2/17/26 •	2,500,000	2,484,844
Avis Budget Rental Car Funding AESOP
Series 2014-1A A 144A 2.46% 7/20/20 #	1,440,000	1,435,782
BA Credit Card Trust
Series 2018-A3 A3 3.10% 12/15/23	2,100,000	2,112,782
Barclays Dryrock Issuance Trust
Series 2017-1 A 2.785% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 •	540,000	540,206
Carmax Auto Owner Trust
Series 2018-4 A2B 2.655% (LIBOR01M + 0.20%) 2/15/22 •	2,015,000	2,015,067
Chase Issuance Trust
Series 2016-A3 A3 3.005% (LIBOR01M + 0.55%) 6/15/23 •	1,840,000	1,849,065
Series 2017-A1 A 2.755% (LIBOR01M + 0.30%) 1/15/22 •	1,745,000	1,745,847
Series 2017-A2 A 2.855% (LIBOR01M + 0.40%) 3/15/24 •	3,480,000	3,479,995
Citibank Credit Card Issuance Trust
Series 2017-A5 A5 3.124% (LIBOR01M + 0.62%, Floor 0.62%) 4/22/26 •	1,220,000	1,226,274
CNH Equipment Trust
Series 2017-A A3 2.07% 5/16/22	4,810,000	4,762,775
Discover Card Execution Note Trust
Series 2017-A7 A7 2.815% (LIBOR01M + 0.36%) 4/15/25 •	1,525,000	1,518,455
Ford Credit Auto Owner Trust
Series 2018-B A2B 2.575% (LIBOR01M + 0.12%, Floor 0.12%) 9/15/21 •	2,720,000	2,720,107
Ford Credit Floorplan Master Owner Trust A
Series 2017-1 A2 2.875% (LIBOR01M + 0.42%) 5/15/22 •	630,000	632,068
GMF Floorplan Owner Revolving Trust
Series 2017-1 A1 144A 2.22% 1/18/22 #	825,000	817,913

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Golden Credit Card Trust
Series 2014-2A A 144A 2.905% (LIBOR01M + 0.45%) 3/15/21 #•	1,195,000	$1,195,102
Hardee’s Funding
Series 2018-1A A2I 144A 4.25% 6/20/48 #	1,820,438	1,840,790
Hertz Vehicle Financing
Series 2018-2A A 144A 3.65% 6/27/22 #	1,000,000	1,007,637
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	3,705,750	3,690,556
Hyundai Auto Lease Securitization Trust
Series 2018-A A3 144A 2.81% 4/15/21 #	2,000,000	1,992,955
Mercedes-Benz Master Owner Trust
Series 2018-BA A 144A 2.795%
(LIBOR01M + 0.34%) 5/15/23 #•	1,000,000	997,232
Navistar Financial Dealer Note Master Owner Trust II
Series 2018-1 A 144A 3.136% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #•	950,000	949,643
Nissan Auto Lease Trust
Series 2018-A A2B 2.605% (LIBOR01M + 0.15%) 2/16/21 •	2,015,000	2,015,273
Penarth Master Issuer
Series 2018-2A A1 144A 2.905% (LIBOR01M + 0.45%) 9/18/22 #•	3,865,000	3,860,432
PFS Financing
Series 2018-A A 144A 2.855% (LIBOR01M + 0.40%) 2/15/22 #•	1,085,000	1,084,221
Series 2018-E A 144A 2.905% (LIBOR01M + 0.45%) 10/17/22 #•	5,500,000	5,490,364
Taco Bell Funding
Series 2016-1A A2II 144A 4.377% 5/25/46 #	1,723,750	1,738,126
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	810,967	798,695
Series 2016-1 A1B 144A 2.75% 2/25/55 #•	511,231	504,175
Series 2016-2 A1 144A 3.00% 8/25/55 #•	557,810	549,242
Series 2016-3 A1 144A 2.25% 4/25/56 #•	736,403	719,478
Series 2017-1 A1 144A 2.75% 10/25/56 #•	661,623	647,118

Diversified Income Series-26

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)
Towd Point Mortgage Trust
Series 2017-2 A1 144A 2.75% 4/25/57 #•	369,603	$361,436
Series 2017-4 M1 144A 3.25% 6/25/57 #•	1,505,000	1,410,108
Series 2018-1 A1 144A 3.00% 1/25/58 #•	651,721	639,685
Trafigura Securitisation Finance
Series 2017-1A A1 144A 3.305% (LIBOR01M + 0.85%) 12/15/20 #•	1,800,000	1,808,266
Series 2018-1A A1 144A 3.185% (LIBOR01M + 0.73%) 3/15/22 #•	3,340,000	3,340,868
Vantage Data Centers Issuer
Series 2018-1A A2 144A 4.072% 2/16/43 #	892,500	893,894
Verizon Owner Trust
Series 2017-1A A 144A 2.06% 9/20/21 #	1,620,000	1,607,946
Volvo Financial Equipment Master Owner Trust
Series 2017-A A 144A 2.955% (LIBOR01M + 0.50%) 11/15/22 #•	3,500,000	3,507,406
Wendys Funding
Series 2018-1A A2I 144A 3.573% 3/15/48 #	1,163,250	1,114,789

Total Non-Agency Asset-Backed Securities (cost $77,834,357)		77,575,764

Non-Agency Collateralized Mortgage Obligations – 2.09%
Banc of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	28,598	26,205
Series 2005-6 7A1 5.50% 7/25/20	21,335	19,485
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	63,607	63,125
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.276% 11/25/36 •	1,800,000	1,841,891
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 4.906% (LIBOR01M + 2.40%) 4/25/31 #•	1,845,000	1,814,719
Flagstar Mortgage Trust
Series 2018-1 A5 144A 3.50% 3/25/48 #•	1,401,951	1,384,701
Series 2018-5 A7 144A 4.00% 9/25/48 #•	1,074,374	1,077,396
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #•	1,013,581	1,010,324

	Principal	Value
	amount°	(US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Holmes Master Issuer
Series 2018-2A A2 144A 2.856% (LIBOR03M + 0.42%) 10/15/54 #•	1,540,000	$1,536,010
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.418% 6/25/29 #•	668,546	664,507
Series 2014-2 B2 144A 3.418% 6/25/29 #•	249,893	246,883
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	1,050,000	1,050,331
Series 2015-4 B1 144A 3.624% 6/25/45 #•	1,057,984	1,048,539
Series 2015-4 B2 144A 3.624% 6/25/45 #•	758,989	743,023
Series 2016-4 B1 144A 3.902% 10/25/46 #•	515,388	516,892
Series 2016-4 B2 144A 3.902% 10/25/46 #•	884,198	881,849
Series 2017-1 B2 144A 3.549% 1/25/47 #•	1,670,606	1,627,731
Series 2017-2 A3 144A 3.50% 5/25/47 #•	773,478	758,714
Series 2018-3 A5 144A 3.50% 9/25/48 #•	2,550,268	2,516,597
Series 2018-4 A15 144A 3.50% 10/25/48 #•	1,689,535	1,677,589
Series 2018-6 1A4 144A 3.50% 12/25/48 #•	1,081,526	1,072,652
Series 2018-7FRB A2 144A 3.065% (LIBOR01M + 0.75%) 4/25/46 #•	1,225,850	1,225,840
JPMorgan Trust
Series 2015-1 B2 144A 3.303% 12/25/44 #•	1,304,517	1,299,065
Series 2015-5 B2 144A 3.161% 5/25/45 #•	1,205,162	1,189,058
Series 2015-6 B1 144A 3.612% 10/25/45 #•	730,187	726,541
Series 2015-6 B2 144A 3.612% 10/25/45 #•	707,368	698,887
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #•	927,743	922,972
Permanent Master Issuer
Series 2018-1A 1A1 144A 2.816% (LIBOR03M + 0.38%) 7/15/58 #•	1,000,000	996,319
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #•	598,547	592,604
Series 2015-1 B2 144A 3.876% 1/25/45 #•	814,910	821,117

Diversified Income Series-27

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2015-2 B2 144A 3.743% 5/25/45 #•	5,010,794	$4,990,315
Series 2017-4 A1 144A 3.50% 7/25/47 #•	828,056	815,118
Series 2017-5 B1 144A 3.879% 8/25/47 #•	3,609,191	3,619,102
Series 2018-5 A4 144A 3.50% 5/25/48 #•	1,424,131	1,412,484
Series 2018-8 A4 144A 4.00% 11/25/48 #•	2,571,087	2,580,415
Silverstone Master Issuer
Series 2018-1A 1A 144A 2.859% (LIBOR03M + 0.39%) 1/21/70 #•	3,600,000	3,581,723
Towd Point Mortgage Trust
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	926,775	910,251
Washington Mutual Mortgage Pass Through Certificates Trust
Series 2005-1 5A2 6.00% 3/25/35 ♦	13,844	1,885
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36	127,115	122,816
Series 2006-3 A11 5.50% 3/25/36	198,262	196,970
Series 2006-AR5 2A1 4.139% 4/25/36 •	150,074	148,100
Series 2007-AR10 2A1 4.621% 1/25/38 •	753,266	738,409

Total Non-Agency Collateralized Mortgage Obligations (cost $49,131,093)		49,169,154

Non-Agency Commercial Mortgage-Backed Securities – 6.71%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	3,645,000	3,567,960
Series 2017-BNK5 B 3.896% 6/15/60 •	1,500,000	1,470,624
Series 2017-BNK7 A5 3.435% 9/15/60	1,755,000	1,719,220
Series 2017-BNK8 A4 3.488% 11/15/50	1,265,000	1,251,748
Series 2018-BN14 A4 4.231% 9/15/60	1,500,000	1,555,357
BBCMS Mortgage Trust
Series 2018-C2 A5 4.314% 12/15/51	2,215,000	2,317,733
BENCHMARK Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 •	270,000	270,314
Series 2018-B6 A4 4.261% 10/10/51	1,450,000	1,517,298

	Principal	Value
	amount°	(US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
CCUBS Commercial Mortgage Trust
Series 2017-C1 A4 3.544% 11/15/50	1,000,000	$990,580
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	12,150,000	11,903,224
CFCRE Commercial Mortgage Trust
Series 2011-C2 C 144A 5.756% 12/15/47 #•	880,000	925,679
Series 2016-C7 A3 3.839% 12/10/54	5,695,000	5,743,972
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	1,935,000	1,958,151
Series 2015-GC27 A5 3.137% 2/10/48	5,210,000	5,121,792
Series 2016-P3 A4 3.329% 4/15/49	3,100,000	3,055,877
Series 2017-C4 A4 3.471% 10/12/50	1,560,000	1,539,317
Series 2018-C5 A4 4.228% 6/10/51	2,100,000	2,197,754
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	1,765,000	1,743,934
Series 2013-WWP A2 144A 3.424% 3/10/31 #	2,540,000	2,580,120
Series 2014-CR19 A5 3.796% 8/10/47	9,707,000	9,900,569
Series 2014-CR20 AM 3.938% 11/10/47	7,775,000	7,894,397
Series 2015-3BP A 144A 3.178% 2/10/35 #	3,960,000	3,901,304
Series 2015-CR23 A4 3.497% 5/10/48	1,910,000	1,914,850
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	3,415,000	3,354,575
Series 2016-C3 A5 2.89% 8/10/49	1,985,000	1,894,707
DB-UBS Mortgage Trust
Series 2011-LC1A C 144A 5.698% 11/10/46 #•	1,265,000	1,320,114
GRACE Mortgage Trust
Series 2014-GRCE B 144A 3.52% 6/10/28 #	6,015,000	6,007,022
GS Mortgage Securities Corp II
Series 2018-GS10 C 4.413% 7/10/51 •	1,100,000	1,095,310
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #•	1,010,000	1,032,123
Series 2015-GC32 A4 3.764% 7/10/48	1,240,000	1,258,428
Series 2017-GS5 A4 3.674% 3/10/50	2,980,000	2,977,370
Series 2017-GS5 XA 0.82% 3/10/50 •	32,989,708	1,815,968

Diversified Income Series-28

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust
Series 2017-GS6 A3 3.433% 5/10/50	4,410,000	$4,328,833
Series 2018-GS9 A4 3.992% 3/10/51 •	1,370,000	1,396,600
Series 2018-GS9 C 4.364% 3/10/51 •	400,000	395,560
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	1,610,000	1,638,563
Series 2015-C33 A4 3.77% 12/15/48	4,710,000	4,777,407
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	2,080,000	2,028,059
Series 2017-C7 A5 3.409% 10/15/50	3,425,000	3,363,701
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.566% 8/12/37 •	600,000	613,861
Series 2013-LC11 B 3.499% 4/15/46	2,445,000	2,381,360
Series 2015-JP1 A5 3.914% 1/15/49	1,590,000	1,625,749
Series 2016-JP2 A4 2.822% 8/15/49	4,995,000	4,745,381
Series 2016-JP2 AS 3.056% 8/15/49	3,095,000	2,904,609
Series 2016-JP3 B 3.397% 8/15/49 •	700,000	661,463
Series 2016-WIKI A 144A 2.798% 10/5/31 #	1,610,000	1,583,554
Series 2016-WIKI B 144A 3.201% 10/5/31 #	1,490,000	1,464,414
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 •	1,195,229	824,798
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47	1,640,000	1,663,533
Series 2015-C26 A5 3.531% 10/15/48	1,970,000	1,967,935
Series 2016-C29 A4 3.325% 5/15/49	1,620,000	1,594,417
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 •	2,310,000	2,184,072
Series 2006-T21 B 144A 5.15% 10/12/52 #•	800,000	798,552
Series 2018-L1 A4 4.407% 10/15/51	1,655,000	1,738,224
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	1,327,634	1,335,396
Series 2018-C9 A4 4.117% 3/15/51 •	2,365,000	2,435,980
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B 144A 3.649% 3/10/46 #•	1,000,000	989,130
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	1,175,000	1,176,263

		Principal	Value
		amount°	(US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2015-C30 XA 0.926% 9/15/58 •		15,958,572	$752,495
Series 2015-NXS3 A4 3.617% 9/15/57		1,250,000	1,257,237
Series 2016-BNK1 A3 2.652% 8/15/49		2,575,000	2,416,769
Series 2017-C38 A5 3.453% 7/15/50		2,240,000	2,197,403
Series 2017-RB1 XA 1.28% 3/15/50 •		20,499,364	1,672,061
WF-RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.875% 12/15/45		3,605,000	3,547,707

Total Non-Agency Commercial Mortgage-Backed Securities (cost $163,515,849)			158,258,477

Regional Bonds – 0.34% Δ
Argentina – 0.08%
Provincia de Cordoba
144A 7.125% 8/1/27 #		1,575,000	1,145,813
144A 7.45% 9/1/24 #		920,000	754,400

			1,900,213

Australia – 0.11%
New South Wales Treasury 4.00% 5/20/26	AUD	1,094,900	846,379
Queensland Treasury
144A 2.75% 8/20/27 #	AUD	1,254,000	881,589
144A 3.25% 7/21/28 #	AUD	1,298,000	946,163

			2,674,131

Canada – 0.15%
Province of Ontario Canada
2.60% 6/2/27	CAD	630,000	455,103
3.45% 6/2/45	CAD	1,488,000	1,138,398
Province of Quebec Canada
1.65% 3/3/22	CAD	2,281,000	1,644,235
6.00% 10/1/29	CAD	224,000	211,048

			3,448,784

Total Regional Bonds (cost $9,166,982)			8,023,128

Sovereign Bonds – 2.04% Δ
Argentina – 0.20%
Argentine Bonos del Tesoro 16.00% 10/17/23	ARS	52,592,000	1,225,424
Argentine Republic Government International Bond
5.625% 1/26/22		2,185,000	1,851,787
6.875% 1/11/48		2,275,000	1,595,344

			4,672,555

Diversified Income Series-29

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal	Value
		amount°	(US $)
Sovereign Bonds Δ (continued)
Australia – 0.00%
Australia Government Bond 3.75% 4/21/37	AUD	33,000	$27,027

			27,027

Bermuda – 0.06%
Bermuda Government International Bond 144A 3.717% 1/25/27 #		1,600,000	1,529,872

			1,529,872

Brazil – 0.21%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/27	BRL	18,765,000	5,059,175

			5,059,175

Canada – 0.02%
Canadian Government Bond 2.75% 12/1/48	CAD	496,000	408,586

			408,586

Colombia – 0.24%
Colombian TES 7.00% 6/30/32	COP	18,215,000,000	5,561,125

			5,561,125

Egypt – 0.10%
Egypt Government International Bond
144A 5.577% 2/21/23 #		1,200,000	1,140,415
144A 7.903% 2/21/48 #		1,300,000	1,123,398

			2,263,813

Indonesia – 0.03%
Indonesia Government International Bond 144A 5.125% 1/15/45 #		600,000	592,895

			592,895

Ivory Coast – 0.12%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		3,400,000	2,833,050

			2,833,050

Jordan – 0.07%
Jordan Government International Bond 144A 5.75% 1/31/27 #		1,865,000	1,717,355

			1,717,355

Mexico – 0.06%
Mexico Government International Bond 4.35% 1/15/47		1,700,000	1,463,275

			1,463,275

Nigeria – 0.06%
Nigeria Government International Bond 144A 7.875% 2/16/32 #		1,445,000	1,315,977

			1,315,977

Poland – 0.06%
Republic of Poland Government Bond
2.50% 1/25/23	PLN	1,554,000	423,178
3.25% 7/25/25	PLN	3,319,000	928,426

			1,351,604

		Principal	Value
		amount°	(US $)

Sovereign Bonds Δ (continued)
Poland (continued)
Republic of Poland Government Bond
Republic of Korea – 0.15%
Export-Import Bank of Korea 4.00% 6/7/27	AUD	530,000	$383,383
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	3,462,737,025	3,169,515

			3,552,898

Senegal – 0.08%
Senegal Government International Bond 144A 6.75% 3/13/48 #		2,380,000	1,981,053

			1,981,053

South Africa – 0.28%
Republic of South Africa Government Bond
8.00% 1/31/30	ZAR	44,129,000	2,777,080
8.75% 1/31/44	ZAR	29,231,000	1,809,325
Republic of South Africa Government International Bond 5.875% 6/22/30		1,950,000	1,907,412

			6,493,817

Turkey – 0.15%
Turkey Government Bond 8.00% 3/12/25	TRY	27,797,000	3,608,227

			3,608,227

Ukraine – 0.13%
Ukraine Government International Bond
144A 7.75% 9/1/26 #		1,000,000	854,525
144A 8.994% 2/1/24 #		1,190,000	1,113,256
144A 9.75% 11/1/28 #		1,220,000	1,146,574

			3,114,355

United Kingdom – 0.02%
United Kingdom Gilt 3.50% 1/22/45	GBP	340,300	580,809

			580,809

Total Sovereign Bonds (cost $53,601,160)			48,127,468

Supranational Banks – 0.78%
Arab Petroleum Investments 144A 4.125% 9/18/23 #		1,750,000	1,752,415
Asian Development Bank 3.50% 5/30/24	NZD	2,556,000	1,788,081
Banque Ouest Africaine de Developpement 144A 5.00% 7/27/27 #		2,320,000	2,181,538
European Investment Bank
1.00% 9/21/26	GBP	982,000	1,197,792
6.00% 12/7/28	GBP	421,000	741,160
Inter-American Development Bank 6.25% 6/15/21	IDR	35,500,000,000	2,356,462

Diversified Income Series-30

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal	Value
		amount°	(US $)

Supranational Banks (continued)
Inter-American Development Bank 7.875% 3/14/23	IDR	9,990,000,000	$693,343
International Bank for Reconstruction & Development
2.50% 11/25/24		1,507,000	1,492,557
2.525% (LIBOR01M + 0.07%) 4/17/19 •		1,507,000	1,507,247
3.00% 2/2/23	NZD	2,193,000	1,502,554
3.375% 1/25/22	NZD	720,000	498,164
4.625% 10/6/21	NZD	1,123,000	800,785
International Finance
2.375% 7/19/23	CAD	1,422,000	1,045,876
3.625% 5/20/20	NZD	472,000	323,232
3.75% 8/9/27	NZD	790,000	554,531

Total Supranational Banks (cost $19,336,039)			18,435,737

US Treasury Obligations – 11.87%
US Treasury Bond 3.375% 11/15/48		6,915,000	7,408,889
US Treasury Notes
2.875% 9/30/23		35,840,000	36,426,629
2.875% 10/31/23		36,845,000	37,461,332
2.875% 11/30/23		1,900,000	1,933,282
2.875% 8/15/28 ¥		30,335,000	30,831,611
3.125% 11/15/28		159,670,000	165,758,281

Total US Treasury Obligations (cost $273,650,668)			279,820,024

		Number of shares
Common Stock – 0.01%
Adelphia Recovery Trust =†		1	0
Century Communications =†		2,500,000	0
Spectrum Pharmaceuticals †		23,372	204,505

Total Common Stock (cost $321,677)			204,505

Convertible Preferred Stock – 0.71%
A Schulman 6.00% exercise price $52.33 y		2,654	2,740,255
AMG Capital Trust II 5.15% exercise price $198.02, maturity date 10/15/37		28,129	1,357,224
Assurant 6.50% exercise price $106.91, maturity date 3/15/21		14,418	1,415,271
Bank of America 7.25% exercise price $50.00 y		1,140	1,427,850
Becton Dickinson 6.125% exercise price $211.80, maturity date 5/1/20		26,215	1,511,819
Crown Castle International 6.875% exercise price $114.88, maturity date 8/1/20		990	1,041,727

	Number of	Value
	shares	(US $)

Convertible Preferred Stock (continued)
DTE Energy 6.50% exercise price $116.31, maturity date 10/1/19	24,034	$1,241,596
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	37,033	1,546,128
QTS Realty Trust 6.50% exercise price $47.03 y	18,173	1,713,350
Wells Fargo & Co. 7.50% exercise price $156.71 y	829	1,046,173
Welltower 6.50% exercise price $56.57 y	25,809	1,629,838

Total Convertible Preferred Stock (cost $17,084,072)		16,671,231

Preferred Stock – 0.27%
Bank of America 6.50% µ	4,065,000	4,120,894
Morgan Stanley 5.55% µ	2,085,000	2,026,099
USB Realty 144A 3.583% (LIBOR03M + 1.147%) #•	300,000	260,250

Total Preferred Stock (cost $6,792,284)		6,407,243

	Principal
	amount°
Short-Term Investments – 2.23%
Discount Note – 0.34% ≠
Federal Home Loan Bank 1.05% 1/2/19	7,979,412	7,979,412

		7,979,412

Repurchase Agreements – 1.74%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $4,987,950 (cash collateralized of $4,987,133)	4,987,133	4,987,133
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $13,716,595 (collateralized by US government obligations 0.00%–3.75% 1/24/19–2/15/47; market value $13,988,908)	13,714,614	13,714,614

Diversified Income Series-31

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $22,429,439 (collateralized by US government obligations 0.00%–8.00% 2/15/19–8/15/46; market value $22,874,305)	22,425,788	$22,425,788

		41,127,535

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
US Treasury Obligation – 0.15% ≠
US Treasury Bill 1.493% 1/3/19	3,464,498	$3,464,279

		3,464,279

Total Short-Term Investments (cost $52,570,547)		52,571,226

Total Value of Securities – 101.13% (cost $2,441,411,040)	$2,383,579,526

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2018, the aggregate value of Rule 144A securities was $623,900,619, which represents 26.47% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2018. Rate will reset at a future date.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
y	No contractual maturity date.
†	Non-income producing security.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Dec. 31, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
f	Step coupon bond. Stated rate in effect at Dec. 31, 2018 through maturity date.
¥	Fully or partially pledged as collateral for futures contracts.

Unfunded Loan Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at Dec. 31, 2018:

				Unrealized Appreciation
Borrower	Principal Amount	Cost	Value	(Depreciation)
Heartland Dental Tranche DD 1st Lien 4.923%
(LIBOR1M+3.75%) 4/30/25	$111,193	$111,193	$106,467	$4,726

Diversified Income Series-32

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Dec. 31, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BA	AUD	583,731	USD	(402,999)	1/11/19	$ 8,251	$ —
BA	CAD	(6,228,454)	USD	4,762,288	1/11/19	198,612	—
BA	EUR	3,762,849	USD	(4,311,825)	1/11/19	3,511	—
BA	JPY	(767,587,246)	USD	6,865,858	1/11/19	—	(144,088)
BA	NZD	(8,615,851)	USD	5,687,405	1/11/19	—	(96,764)
BNP	AUD	(1,819,586)	USD	1,290,360	1/11/19	8,423	—
BNP	MXN	9,816,327	USD	(494,495)	1/11/19	4,228	—
BNP	NOK	(12,261,189)	USD	1,471,949	1/11/19	53,154	—
HSBCB	EUR	2,108,344	USD	(2,414,465)	1/11/19	3,440	—
HSBCB	GBP	(2,068,659)	USD	2,660,290	1/11/19	22,098	—
JPMCB	KRW	(3,480,705,620)	USD	3,060,768	1/11/19	—	(65,730)
JPMCB	PLN	(3,466,675)	USD	914,690	1/11/19	—	(11,802)
TDB	JPY	1,395,825,161	USD	(12,495,357)	1/11/19	251,933	—
Total Foreign Currency Exchange Contracts						$553,650	$(318,384)

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
(118) E-mini S&P 500 Index	$(14,780,680)	$(15,059,416)	3/15/19	$278,736	$(113,280)
1,331 US Treasury 5 yr Notes	152,649,063	150,053,227	3/29/19	2,595,836	332,750
2,611 US Treasury 10 yr Notes	318,582,810	310,715,371	3/20/19	7,867,439	1,019,935
634 US Treasury Long Bond	92,564,000	89,196,619	3/20/19	3,367,381	297,187

Total Futures Contracts		$534,905,801		$14,109,392	$1,536,592

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared/ Protection Sold:
CDX.NA.HY.31[5] 12/20/23 – Quarterly	8,165,000	5.00%	$165,756	$101,503	$64,253	$—	$9,363

			165,756	101,503	64,253	—	9,363

Over-The-Counter/ Protection Sold/ Moody’s Ratings:
MSC-CMBX.NA.BBB- .6[6] 5/11/63 – Monthly	13,275,000	3.00%	(2,140,716)	(1,542,879)	—	(597,837)	—

			(2,140,716)	(1,542,879)	—	(597,837)	—

Total CDS Contracts			$(1,974,960)	$(1,441,376)	$64,253	$(597,837)	$9,363

Diversified Income Series-33

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $12,251.

5Markit’s CDX.NA.HY Index is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

6Markit’s CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

ARS – Argentine Peso

AUD – Australian Dollar

BADLARPP – Argentina Term Deposit Rate

BA – Bank of America, N.A.

BB – Barclays Bank

BBSW3M – Bank Bill Swap 3 Months

BNP – BNP Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North American High Yield

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgaged-Backed Securities Index North America

COP – Colombian Peso

DB – Deutsche Bank

EUR – European Monetary Unit

FREMF – Freddie Mac Multifamily

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GS – Goldman Sachs

HSBCB – HSBC Bank USA, National Association

ICE – Intercontinental Exchange

IDR – Indonesian Rupiah

JPM – JPMorgan

JPMCB – JPMorgan Chase Bank, National Association

JPY – Japanese Yen

Diversified Income Series-34

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

Summary of abbreviations (continued):

KRW – South Korean Won

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR02M – ICE LIBOR USD 2 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

MSCS – Morgan Stanley Capital Services LLC

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RBS – Royal Bank of Scotland

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

TBA – To be announced

TDB – The Toronto-Dominion Bank

TRY – Turkish Lira

USD – US Dollar

WF – Wells Fargo

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-35

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$2,383,579,526
Cash	5,657,071
Cash collateral due from brokers	2,607,371
Foreign currencies, at value[2]	1,430,899
Receivable for securities sold	61,512,781
Dividends and interest receivables	19,634,754
Variation margin due from broker on future contracts	1,536,592
Unrealized appreciation on foreign currency exchange contracts	553,650
Upfront payments paid on credit default swap contracts	101,503
Swap payments receivable	22,708
Variation margin due from brokers on centrally cleared credit default swap contracts	9,363
Receivable for series shares sold	3,535
Other assets[3]	1,305,392

Total assets	2,477,955,145

Liabilities:
Payable for securities purchased	104,906,444
Payable for series shares redeemed	5,970,060
Contingent liabilities[3]	4,351,308
Upfront payments received on credit default swap contracts	1,542,879
Management fees payable to affiliates	1,176,672
Cash collateral due to brokers	1,140,000
Unrealized depreciation on credit default swap contracts	597,837
Distribution fees payable to affiliates	525,061
Other accrued expenses payable	366,234
Unrealized depreciation on foreign currency exchange contracts	318,384
Dividend disbursing and transfer agent fees and expenses payable to affiliates	15,177
Accounting and administration expenses payable to affiliates	8,184
Trustees’ fees and expenses payable to affiliates	5,927
Audit and tax fees payable	4,450
Legal fees payable to affiliates	4,120
Reports and statements to shareholders expenses payable to affiliates	1,750

Total liabilities	120,934,487

Total Net Assets	$2,357,020,658

Net Assets Consist of:
Paid-in capital	$2,440,107,729
Total distributable earnings (loss)	(83,087,071)

Total Net Assets	$2,357,020,658

Diversified Income Series-36

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Statement of assets and liabilities (continued)

Net Asset Value:
Standard Class:
Net assets	$323,183,801
Shares of beneficial interest outstanding, unlimited authorization, no par	32,339,724
Net asset value per share	$9.99

Service Class:
Net assets	$2,033,836,857
Shares of beneficial interest outstanding, unlimited authorization, no par	205,084,208
Net asset value per share	$9.92

[1]Investments, at cost	$2,441,411,040
[2]Foreign currencies, at cost	1,458,827
[3]See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-37

 Delaware VIP® Trust —

 Delaware VIP Diversified Income Series

 Statement of operations

 Year ended December 31, 2018

Investment Income:
Interest	$98,547,562
Dividends	1,272,381
Foreign tax withheld	(113,899)

99,706,044

Expenses:
Management fees	14,354,161
Distribution expenses – Service Class	6,444,306
Reports and statements to shareholders expenses	489,520
Accounting and administration expenses	475,875
Dividend disbursing and transfer agent fees and expenses	206,601
Legal fees	175,834
Custodian fees	155,844
Trustees’ fees and expenses	118,970
Audit and tax fees	51,353
Registration fees	245
Other	177,695

22,650,404
Less waived distribution expenses – Service Class	(356,987)
Less expenses paid indirectly	(55,035)

Total operating expenses	22,238,382

Net Investment Income	77,467,662

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(52,771,843)
Foreign currencies	(16,450,879)
Foreign currency exchange contracts	465,603
Futures contracts	1,721,436
Options purchased	66,506
Swap contracts	(1,279,503)

Net realized loss	(68,248,680)

Net change in unrealized appreciation (depreciation) of:
Investments	(84,345,052)
Foreign currencies	(95,065)
Foreign currency exchange contracts	859,056
Futures contracts	14,807,785
Options purchased	232,248
Swap contracts	340,894

Net change in unrealized appreciation (depreciation)	(68,200,134)

Net Realized and Unrealized Loss	(136,448,814)

Net Decrease in Net Assets Resulting from Operations	$(58,981,152)

Delaware VIP Trust —

Delaware VIP Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$77,467,662	$72,163,413
Net realized loss	(68,248,680)	(661,170)
Net change in unrealized appreciation (depreciation)	(68,200,134)	42,690,012

Net increase (decrease) in net assets resulting from operations	(58,981,152)	114,192,255

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(10,363,469)	(8,640,054)
Service Class	(64,115,915)	(49,949,320)

	(74,479,384)	(58,589,374)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	26,765,650	26,291,205
Service Class	104,428,900	209,535,772

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	10,363,469	8,640,054
Service Class	64,115,915	49,949,320

	205,673,934	294,416,351

Cost of shares redeemed:
Standard Class	(29,938,183)	(31,933,271)
Service Class	(203,694,779)	(36,521,555)

	(233,632,962)	(68,454,826)

Increase (Decrease) in net assets derived from capital share transactions	(27,959,028)	225,961,525

Net Increase (Decrease) in Net Assets	(161,419,564)	281,564,406

Net Assets:
Beginning of year	2,518,440,222	2,236,875,816

End of year[1]	$2,357,020,658	$2,518,440,222

[1]

Net Assets – End of year includes undistributed net investment income of $73,950,854 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Series has adopted amendments to Regulation S-X (see Note 14 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$(8,640,054)	$(49,949,320)

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-38

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.54	$ 10.29	$ 10.29	$ 10.84	$ 10.53

Income (loss) from investment operations:
Net investment income[1]	0.34	0.34	0.27	0.35	0.33
Net realized and unrealized gain (loss)	(0.56)	0.19	0.09	(0.45)	0.22

Total from investment operations	(0.22)	0.53	0.36	(0.10)	0.55

Less dividends and distributions from:
Net investment income	(0.33)	(0.28)	(0.36)	(0.33)	(0.24)
Net realized gain	—	—	—	(0.12)	—

Total dividends and distributions	(0.33)	(0.28)	(0.36)	(0.45)	(0.24)

Net asset value, end of period	$ 9.99	$ 10.54	$ 10.29	$ 10.29	$ 10.84

Total return[2]	(2.12% )	5.22%	3.52%	(1.08% )	5.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323,184	$333,226	$322,535	$339,023	$473,568
Ratio of expenses to average net assets	0.65%	0.66%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	3.38%	3.22%	2.63%	3.29%	3.09%
Portfolio turnover	143%	145%	247%	250%	252%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-39

 Delaware VIP® Diversified Income Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$10.46	$10.22	$10.22	$10.77	$10.47

Income (loss) from investment operations:
Net investment income[1]	0.31	0.31	0.25	0.32	0.31
Net realized and unrealized gain (loss)	(0.55)	0.18	0.08	(0.45)	0.21

Total from investment operations	(0.24)	0.49	0.33	(0.13)	0.52

Less dividends and distributions from:
Net investment income	(0.30)	(0.25)	(0.33)	(0.30)	(0.22)
Net realized gain	—	—	—	(0.12)	—

Total dividends and distributions	(0.30)	(0.25)	(0.33)	(0.42)	(0.22)

Net asset value, end of period	$9.92	$10.46	$10.22	$10.22	$10.77

Total return[2]	(2.29% )	4.89%	3.28%	(1.34% )	4.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,033,837	$2,185,214	$1,914,341	$1,831,388	$1,819,811
Ratio of expenses to average net assets	0.93%	0.91%	0.92%	0.92%	0.92%
Ratio of expenses to average net assets prior to fees waived	0.95%	0.96%	0.97%	0.97%	0.97%
Ratio of net investment income to average net assets	3.10%	2.97%	2.38%	3.04%	2.84%
Ratio of net investment income to average net assets prior to fees waived	3.08%	2.92%	2.33%	2.99%	2.79%
Portfolio turnover	143%	145%	247%	250%	252%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-40

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Notes to financial statements

 December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018, and matured on the next business day.

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than

Diversified Income Series-41

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At Dec. 31, 2018, the Series received $980,000 in cash as collateral for open TBA transactions as of Dec. 31, 2018, which is included under “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes to foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $55,034 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.67% of the Series’ average daily net assets from April 30, 2018 through Dec. 31, 2018.* These expense waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2018, the Series was charged $97,462 for these services.

Diversified Income Series-42

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $185,550 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the Series was charged $73,549 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from April 30, 2018 through April 30, 2019.

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$1,846,137,871
Purchases of US government securities	1,669,654,804
Sales other than US government securities	1,679,045,394
Sales of US government securities	1,767,375,775

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of Investments and Derivatives	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$2,457,772,599	$21,301,184	$(81,683,183)	$(60,381,999)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Diversified Income Series-43

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

3. Investments (continued)

Level 3 – Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$634,986,055	$—	$634,986,055
Collateralized Debt Obligations	—	120,234,650	—	120,234,650
Corporate Debt	—	1,029,219,648	—	1,029,219,648
Foreign Debt	—	74,586,333	—	74,586,333
Municipal Bonds	—	3,433,052	—	3,433,052
Loan Agreements[1]	—	155,685,000	9,760,559	165,445,559
US Treasury Obligations	—	279,820,024	—	279,820,024
Common Stock	204,505	—	—	204,505
Convertible Preferred Stock[1]	11,027,624	5,643,607	—	16,671,231
Preferred Stock	—	6,407,243	—	6,407,243
Short-Term Investments	—	52,571,226	—	52,571,226

Total Value of Securities	$11,232,129	$2,362,586,838	$9,760,559	$2,383,579,526

Derivatives:[2]
Assets:
Foreign Currency Exchange Contracts	$—	$553,650	$—	$553,650
Futures Contracts	14,109,392	—	—	14,109,392
Swap Contracts	—	64,253	—	64,253
Liabilities:
Foreign Currency Exchange Contracts	—	(318,384)	—	(318,384)
Swap Contracts	—	(597,837)	—	(597,837)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Loan Agreements	—	94.10%	5.90%	100.00%
Convertible Preferred Stock	66.15%	33.85%	—	100.00%

2Foreign Currency Exchange contracts, Futures Contracts and Swap Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of period in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

Diversified Income Series-44

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$74,479,384	$58,589,374

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,440,107,729
Undistributed ordinary income	64,924,278
Troubled debt litigation	(3,045,916)
Capital loss carryforwards	(84,583,434)
Net unrealized depreciation on investments, foreign currencies, and derivatives	(60,381,999)

Net assets	$2,357,020,658

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, straddle losses, amortization on convertible bonds, contingent payment debt instruments, tax treatment of CDS contracts, trust preferred securities, and deemed dividend income.

At Dec. 31, 2018, capital loss carryforwards available to offset future realized gains were as follows:

	Loss carryforward character
	No Expiration
	Short-term	Long-term	Total
	$47,774,823	$36,808,611	$84,583,434

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	2,642,484	2,521,490
Service Class	10,279,208	20,249,530
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,031,191	841,290
Service Class	6,418,010	4,887,409

	20,370,893	28,499,719

Shares redeemed:
Standard Class	(2,963,149)	(3,067,813)
Service Class	(20,497,216)	(3,519,410)

	(23,460,365)	(6,587,223)

Net increase (decrease)	(3,089,472)	21,912,496

Diversified Income Series-45

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to 130,000,000 on Sep. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2018, the Series entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2018, the Series posted $6,826,963 in security as collateral for open futures contracts. Security collateral is presented on the ”Schedule of investments.“

During the year ended Dec. 31, 2018, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Diversified Income Series-46

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

8. Derivatives (continued)

Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No option contracts were outstanding at Dec. 31, 2018.

During the year ended Dec. 31, 2018, the Series entered into option contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — The Series may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Series may invest in interest rate swap contracts to manage the Series’ sensitivity to interest rates or to hedge against changes in interest rates. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2018, the Series entered into interest rate swap contracts to manage the Series’ sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2018, the Series entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty.

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 Notes to financial statements (continued)

8. Derivatives (continued)

As disclosed in the footnotes to the “Schedule of investments,” at Dec. 31, 2018, the notional value of the protection sold was $13,275,000, which reflects the maximum potential amount the Series would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At Dec. 31, 2018, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Series and other third parties which the Series can obtain occurrence of a credit event. At Dec. 31, 2018, the net unrealized depreciation of the protection sold was $597,837.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2018, the Series entered into CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Dec. 31, 2018, the Series posted $267,371 in cash as collateral for certain open centrally cleared swap contracts, which is included under “Cash collateral due from brokers” on the “Statement of assets and liabilities.” At Dec. 31, 2018, for bilateral open derivatives contracts, the Series posted $2,340,000 in cash as collateral, which is included under “Cash collateral due from brokers” on the “Statement of assets and liabilities.” At Dec. 31, 2018, the Series received $160,000 in cash as collateral for certain open derivatives, which is included under “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Dec. 31, 2018 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$553,650	$—	$—	$—	$553,650
Variation margin due to broker on futures contracts*	—	278,736	13,830,656	—	14,109,392
Variation margin due from brokers on centrally cleared credit default swap contracts**	—	—	—	64,253	64,253

Total	$553,650	$278,736	$13,830,656	$64,253	$14,727,295

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 Notes to financial statements (continued)

8. Derivatives (continued)

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$318,384	$—	$318,384
Unrealized depreciation on credit default swap contracts	—	597,837	597,837

Total	$318,384	$597,837	$916,221

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through Dec. 31, 2018. Only current day variation margin is reported on the “Statement of assets and liabilities.”

**Includes cumulative appreciation (depreciation) of centrally cleared credit default swap contracts from the date the contracts were opened through Dec. 31, 2018. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2018 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency	Futures	Options	Swap
	Exchange Contracts	Contracts	Purchased	Contracts	Total
Currency contracts	$465,603	$—	$(411,218)	$—	$54,385
Equity contracts	—	(1,395,616)	—	—	(1,395,616)
Interest rate contracts	—	3,117,052	477,724	303,872	3,898,648
Credit contracts	—	—	—	(1,583,375)	(1,583,375)

Total	$465,603	$1,721,436	$66,506	$(1,279,503)	$974,042

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency	Futures	Options	Swaps
	Exchange Contracts	Contracts	Purchased	Contracts	Total
Currency contracts	$859,056	$—	$232,248	$—	$1,091,304
Equity contracts	—	278,736	—	—	278,736
Interest rate contracts	—	14,529,049	—	298,700	14,827,749
Credit contracts	—	—	—	42,194	42,194

Total	$859,056	$14,807,785	$232,248	$340,894	$16,239,983

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2018:

	Long		Short
	Derivatives		Derivatives
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	56,045,737	USD 79,926,047
Futures contracts (average notional value)		232,490,254	54,132,880
Options contracts (average value)		79,396	—
CDS contracts (average notional value)*		28,866,045	13,393,155
CDS contracts (average notional value)*	EUR	544,762	—
Interest rate swap contracts (average notional value)**	USD	—	3,390,238

* Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter

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9. Offsetting (continued)

derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2018, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position(a)
Bank of America, N.A	$210,374	$(240,852)	$(30,478)
BNP Paribas	65,805	—	65,805
HSBC Bank USA, National Association	25,538	—	25,538
JPMorgan Chase Bank, National Association	—	(77,532)	(77,532)
Morgan Stanley Capital Services LLC	—	(597,837)	(597,837)
The Toronto-Dominion Bank	251,933	—	251,933

Total	$553,650	$(916,221)	$(362,571)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
Bank of America, N.A	$(30,478)	$—	$—	$—	$30,478	$—
BNP Paribas	65,805	—	—	—	—	65,805
HSBC Bank USA, National Association	25,538	—	—	—	—	25,538
JPMorgan Chase Bank, National Association	(77,532)	—	—	—	60,000	(17,532)
Morgan Stanley Capital Services LLC	(597,837)	—	—	—	597,837	—
The Toronto-Dominion Bank	251,933	—	(160,000)	—	—	91,933

Total	$(362,571)	$—	$(160,000)	$—	$688,315	$165,744

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under Master Repurchase Agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

		Fair Value of		Net
	Repurchase	Non-Cash	Cash Collateral	Collateral
Counterparty	Agreements	Collateral Received(b)	Received	Received	Net Exposure(a)
Bank of America Merrill Lynch	$4,987,133	$—	$(4,987,133)	$(4,987,133)	$—
Bank of Montreal	13,714,614	(13,714,614)	—	(13,714,614)	—
BNP Paribas	22,425,788	(22,425,788)	—	(22,425,788)	—

Total	$41,127,535	$(36,140,402)	$(4,987,133)	$(41,127,535)	$—

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 Notes to financial statements (continued)

9. Offsetting (continued)

Master Securities Forward Transaction Agreements

Master Securities Forward Transaction Agreements (MFA) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The MFA maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. As of Dec. 31, 2018, the following table is a summary of the Fund’s TBA securities by counterparty which are subject to offsetting under MFA:

		Cash	Cash
	TBA	Collateral	Collateral	Net
Counterparty	at Value	Received	Pledged	Exposure(a)
Goldman Sachs Bank USA	$51,756,083	$(980,000)	$—	$50,776,083

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

(b)The value of the related collateral received exceeded the value of the net position and repurchase agreements as of Dec. 31, 2018.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent, and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

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11. Credit and Market Risk

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is

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 Notes to financial statements (continued)

11. Credit and Market Risk (continued)

necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the ’’Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. Management believes the matter subject to the litigation notice will likely lead to a recovery from the Series of certain amounts received by the Series because a US Court of Appeals has ruled that the Series and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third-party. The Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based on the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Series (and other similarly situated lenders) should not have received payment in full. Based on currently available information related to the litigation and the Series’ potential exposure, the Series recorded a contingent liability of $4,351,308 and an asset of $1,305,392 based on the expected recoveries to unsecured creditors as of Dec. 31, 2018 that resulted in a net decrease in the Series’ NAV to reflect this potential recovery.

14. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Series’ financial statements.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

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 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Diversified Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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 Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Diversified Income Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a core plus bond fund. Management believes that it would be more appropriate to include the Series in the general bond funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes — one, consisting of all core plus bond funds underlying variable insurance products, and the other, consisting of all general bond funds underlying variable insurance products. When compared to other core plus bond funds, the Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the first quartile of its Performance Universe. When compared to other general bond funds, the Broadridge report comparison showed that the Series’ total return for the 1-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The report further showed that Series’ total return for the 3-year period was in the fourth quartile of its Performance Universe. The Board observed that, when compared to other general bond funds, the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management

Diversified Income Series-55

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Diversified Income Series (continued)

fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other core plus bond funds and other core plus bond/general bond/ high yield funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Series’ assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Board consideration of sub-advisory agreement for Delaware VIP Diversified Income Series

At a meeting held on Nov. 14-15, 2018, the Board of Trustees of Delaware VIP Diversified Income Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) for the Series. MIMAK may also be referenced as “sub-advisor” below.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of its key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted,

Diversified Income Series-56

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Board consideration of sub-advisory agreement for Delaware VIP Diversified Income Series (continued)

find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, extent, and quality of services that MIMAK would provide as a sub-advisor to the Series. The Trustees considered the types of services to be provided by MIMAK in connection with DMC’s management of the Series, and the qualifications and experience of MIMAK’s research team. The Board considered MIMAK’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMAK, and Management’s favorable assessment as to the nature, extent, and quality of the research services to be provided by MIMAK, as well as MIMAK’s ability to render such services based on its experience, organization and resources, were appropriate for the Series, in light of the Series’ investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by MIMAK, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to MIMAK’s on-the-ground research expertise, perspective, and resources.

Sub-advisory fees. The Board considered that DMC would not pay fees in connection with MIMAK’s services. The Board concluded that, in light of the quality and extent of the services to be provided and the nature of the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMAK would provide investment recommendations and ideas, including with respect to specific securities, but that DMC’s portfolio managers for the Series would retain portfolio management discretion over the Series.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Series investors as assets in the Series increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Diversified Income Series-57

Delaware Funds® by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chair and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	59	None

October 1947		Chair since March 2015
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation Committee
and Governance
Committee Member —

Community Health
Systems

Director —

Drexel Morgan & Co.

Director and Audit
Committee Member —
vTv Therapeutics LLC

Director and Audit Committee
Member — FS Credit Real

Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

Diversified Income Series-58

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas, Inc. (March 2018-Present)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North
America Holdings Inc.
(December 2013-Present)

Director — HSBC USA Inc.
(July 2014-Present)

Director —
HSBC Bank USA,
National Association
(July 2014-March 2017)

Director — HSBC
Finance Corporation
(December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit
Committee Member —
H&R Block Corporation
(July 2008-Present)

Director and Audit
Committee Member —
Grange Insurance
(2013-Present)

Trustee and Audit
Committee Member —
The Merger Fund
(2013-Present),
The Merger Fund VL
(2013-Present);
WCM Alternatives:
Event-Driven Fund
(2013-Present),
and WCM Alternatives:
Credit Event Fund
(December 2017-Present)

Director — International
Securities Exchange
(2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Diversified Income Series-59

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Diversified Income Series-60

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPDIVINC 22040 (2/19) (730130)	Diversified Income Series-61

Annual report

Delaware VIP® Trust

Delaware VIP Emerging Markets Series

December 31, 2018

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM), is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Portfolio management review	January 8, 2019

For the fiscal year ended Dec. 31, 2018, Delaware VIP Emerging Markets Series (the “Series”) fell 15.81% for Standard Class shares and fell 16.03% for Service Class shares (both returns reflect reinvestment of all dividends). By comparison, the Series’ benchmark, the MSCI Emerging Markets Index, declined 14.58% (net) and 14.25% (gross) for the same period.

During the 12-month period, emerging markets experienced volatility underpinned by trade tensions, US interest rate tightening, and concern about slowing economic growth. Almost all countries, save for a few, experienced varying degrees of decline. Turkey declined the most, falling approximately 41%, as both its currency and equities were pressured by concerns of a potential financial crisis. Among sectors, energy was the only sector to deliver positive returns for the period, driven by stabilizing oil prices for the first three quarters of the year. In contrast, consumer discretionary, communication services, and healthcare lagged.

Among regions, Latin America outperformed, driven primarily by Brazil, which ended the year roughly flat. Following an uncertain leadup to the presidential election, Brazilian equities rebounded during the fourth quarter of 2018 as Jair Bolsonaro won decisively, raising investors’ expectations for the implementation of critical reform measures. Additionally, the energy and materials sectors outperformed during 2018 due to strength in commodity prices. At the other end of the spectrum, Mexico and Colombia fell 16% and 12%, respectively. In Mexico, the cancellation of a high-profile airport construction project and proposed regulations on bank fees heightened concern about the new government’s policies. Argentina experienced weakness as its currency depreciated due to concerns about the country’s funding and economy.

Asia, the largest region by benchmark weight, declined with increasing concerns about a growth slowdown in both China and developed economies. North Asia was the epicenter of underperformance, while South and Southeast Asia fared better. In South Korea, softening demand in smartphones and servers reverberated across the technology supply chain, dragging down shares of semiconductor stocks. In China, technology and consumer stocks declined as growth expectations moderated. Concerns about government regulation further dampened performance in the Internet and healthcare sectors. On the positive side, Thailand outperformed, buoyed both by rising energy prices for most of the year and a strengthening economy. India also outperformed driven by export-oriented sectors such as software services.

Europe, the Middle East, and Africa (EMEA) was the weakest-performing region during the period, falling only slightly behind Asia. Qatar was the strongest-performing country, rising 30% during the fiscal year, supported by rising energy prices leading up to the fourth quarter of 2018. Russia outperformed the region amid improving economic data and higher oil prices. As mentioned earlier, Turkey was the weakest performer in the region. South Africa also underperformed as the country continued transitioning to a post-Zuma era, the rand depreciated, and debate about land reform intensified.

The Series’ overweight allocation and stock selection in Brazil contributed to relative performance during the period. Shares of B2W Cia Digital rose in sympathy with improving sentiment about Brazil’s economy, optimism toward the company’s shift in sales strategy, and evidence of margin expansion.

In India, stock selection contributed to relative performance during the period. The Series’ largest holding, Reliance Industries Ltd., appreciated as the company continues to invest in the telecommunications, media, and retail businesses, which we expect will drive long-term earnings growth.

In South Korea, stock selection contributed to the Series’ relative performance during the 12-month period. Shares of telecommunications operators SK Telecom Co. Ltd. and LG Uplus Corp. rose, supported by a stable operating environment and inexpensive valuations. We remain optimistic about these companies’ long-term growth opportunities in 5G wireless networking.

The Series’ underweight allocation to South Africa also contributed to relative performance during the fiscal period. On a sector basis, consumer discretionary, led by B2W, was the largest contributor to performance.

Conversely, China detracted the most from the Series’ relative performance due to unfavorable stock selection. Concerns about slower economic growth weighed on advertising-driven stocks such as SINA Corp. China, Weibo Corp., and Baidu Inc. and consumer staples stocks such as Tsingtao Brewery Co. Ltd. and Tingyi Cayman Islands Holding Corp. In addition, tightening government regulations in the gaming sector adversely affected sentiment for stocks such as Sohu.com Ltd. Despite these concerns, we retain an optimistic view on long-term consumption premiumization and Internet engagement in China, and we continue to see these companies as well positioned to potentially capture value from these trends.

The Series’ overweight allocation to Argentina detracted from performance as currencies came under pressure due to greater reliance on external funding, higher inflation, and rising US interest rates. Within Russia, stock selection detracted from performance driven by the Series’ overweight allocation to the financials and communication services sectors and underweight to materials.

In Taiwan, stock selection and an underweight allocation detracted from relative performance during the 12-month period. Shares of MediaTek Inc. underperformed due to concerns about smartphone demand.

Emerging Markets Series-1

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Portfolio management review (continued)	January 8, 2019

In terms of sectors, communication services – led by Sohu.com and SINA – and real estate, due to the Series’ holdings in Argentina, detracted from relative performance.

Our positive long-term view on emerging market equities remains intact. Despite ongoing political and macroeconomic concerns, we believe that growth prospects for emerging economies remain favorable. We continue to believe that the Chinese economy will muddle through, supported by structural growth in consumption, improvement in living standards, and targeted policies from the government. In the near term, macro risks appear to dominate investor sentiment. However, we believe that these risks may be more manageable than the market appears to reflect.

Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. We have found that in markets where price action is heavily macro driven, investors can often misprice individual companies significantly. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Among countries, we currently hold overweight positions in Brazil, South Korea, Russia, and Mexico. Conversely, we are currently underweight China, South Africa, and Taiwan. Sectors we currently favor include communication services, technology, and consumer staples. We have an underweight to financials.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Emerging Markets Series-2

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Emerging Markets Series
Average annual total returns
For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on May 1, 1997)	-15.81%	+10.47%	+1.17%	+8.50%	+6.87%

Service Class shares (commenced operations on May 1, 2000)	-16.03%	+10.21%	+0.91%	+8.23%	+8.99%

MSCI Emerging Markets Index (net)	-14.58%	+9.25%	+1.65%	+8.02%	n/a

MSCI Emerging Markets Index (gross)	-14.25%	+9.65%	+2.03%	+8.39%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.66%, while total operating expenses for Standard Class and Service Class shares were 1.38% and 1.68%, respectively. The management fee for Standard Class and Service Class shares was 1.24%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.36% of the Series’ average daily net assets from Jan. 1, 2018 through Dec. 31, 2018.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from May 1, 2017 through April 30, 2019.

Emerging Markets Series-3

 Delaware VIP® Emerging Markets Series

 Performance summary (continued)

For period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
— Delaware VIP Emerging Markets Series (Standard Class)	$10,000	$22,616
- - MSCI Emerging Markets Index (gross)	$10,000	$22,378
- - - MSCI Emerging Markets Index (net)	$10,000	$21,628

The graph shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Emerging Markets Series-4

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Disclosure of Series expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual Series return†
Standard Class	$1,000.00	$929.20	1.33%	$6.47
Service Class	1,000.00	928.10	1.63%	7.92
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.50	1.33%	$6.77
Service Class	1,000.00	1,016.99	1.63%	8.29

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Emerging Markets Series-5

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Security type / country and sector allocations

As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	92.54%
Argentina	2.75%
Bahrain	0.13%
Brazil	14.82%
Chile	0.68%
China/Hong Kong	21.45%
India	10.84%
Japan	0.28%
Malaysia	0.93%
Mexico	4.63%
Peru	0.36%
Republic of Korea	18.89%
Russia	5.67%
South Africa	0.52%
Taiwan	6.19%
Thailand	1.11%
Turkey	0.92%
United Kingdom	0.68%
United States	1.69%
Exchange-Traded Fund	0.63%
Convertible Preferred Stock	0.08%
Preferred Stock by Country	6.26%
Brazil	1.78%
Republic of Korea	2.78%
Russia	1.70%
Participation Notes	0.00%
Short-Term Investments	0.14%
Total Value of Securities	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%

Common stock, convertible preferred stock, preferred stock, and participation notes by sector²	Percentage of net assets
Consumer Discretionary	10.51%
Consumer Staples	8.31%
Energy	18.64%
Financials	8.05%
Healthcare	2.47%
Industrials	1.70%
Information Technology[1]	29.71%
Materials	3.50%
Real Estate	2.03%
Telecommunication Services	12.70%
Utilities	1.26%
Total	98.88%

² Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

1 To monitor compliance with the Series’ concentration guidelines, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, Internet, semiconductors, and electronics. As of Dec. 31, 2018, such amounts, as a percentage of total net assets, were 12.96%, 15.65%, and 1.10%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Emerging Markets Series-6

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Schedule of investments

 December 31, 2018

	Number of shares	Value (US $)

Common Stock – 92.54% Δ
Argentina – 2.75%
Arcos Dorados Holdings Class A	449,841	$3,553,744
Cablevision Holding GDR †	262,838	1,664,211
Cresud ADR †	343,105	4,168,726
Grupo Clarin GDR Class B 144A #†	77,680	204,205
IRSA Inversiones y Representaciones ADR †	430,000	5,615,800
IRSA Propiedades Comerciales ADR	11,922	214,954

		15,421,640

Bahrain – 0.13%
Aluminium Bahrain GDR 144A #	91,200	725,925

		725,925

Brazil – 14.82%
AES Tiete Energia	330,193	853,650
Atacadao Distribuicao Comercio e Industria	532,600	2,485,902
B2W Cia Digital †	2,553,158	27,680,758
Banco Bradesco ADR	598,400	5,918,176
Banco Santander Brasil ADR	53,466	595,077
BRF ADR †	788,900	4,480,952
Centrais Eletricas Brasileiras †	711,800	4,449,955
Cia Brasileira de Distribuicao ADR	300,000	6,231,000
Hypera	216,800	1,689,314
Itau Unibanco Holding ADR	1,049,325	9,590,832
Petroleo Brasileiro ADR	488,906	6,360,667
Rumo †	234,448	1,028,347
Telefonica Brasil ADR	392,181	4,678,719
TIM Participacoes ADR	264,100	4,051,294
Vale	220,597	2,902,779

		82,997,422

Chile – 0.68%
Sociedad Quimica y Minera de Chile ADR	100,000	3,830,000

		3,830,000

China/Hong Kong – 21.45%
Alibaba Group Holding ADR †	87,900	12,048,453
Baidu ADR †	53,600	8,500,960
BeiGene †	182,800	1,963,282
BeiGene ADR †	11,002	1,543,141
China Mengniu Dairy †	1,448,000	4,511,998
China Mobile ADR	381,200	18,297,600
China Petroleum & Chemical Class H	2,260,000	1,613,358
China Petroleum & Chemical ADR	42,234	2,981,720
CNOOC	1,998,000	3,087,389
Ctrip.com International ADR †	130,000	3,517,800
Genscript Biotech †	1,158,000	1,561,647
JD.com ADR †	91,700	1,919,281
Kunlun Energy	4,622,900	4,900,079
PetroChina Class H	3,000,000	1,869,612
SINA †	200,000	10,728,000
Sohu.com ADR †	491,279	8,558,080
Tencent Holdings	623,000	24,982,057

	Number of shares	Value (US $)

Common Stock Δ (continued)
China/Hong Kong (continued)
Tianjin Development Holdings	35,950	$14,003
Tingyi Cayman Islands Holding	1,706,000	2,278,879
Tsingtao Brewery Class H	645,429	2,604,630
Weibo ADR †	40,000	2,337,200
ZhongAn Online P&C Insurance Class H 144A #†	109,400	349,974

		120,169,143

India – 10.84%
Dr Reddy’s Laboratories ADR	110,000	4,147,000
Indiabulls Real Estate GDR †	44,628	55,785
Natco Pharma	200,000	1,948,149
RattanIndia Infrastructure GDR †	131,652	6,600
Reliance Industries	1,600,000	25,696,484
Reliance Industries GDR 144A #	860,000	27,391,000
Sify Technologies ADR	91,200	135,888
Tata Motors ADR †	110,000	1,339,800

		60,720,706

Japan – 0.28%
Renesas Electronics †	350,000	1,589,675

		1,589,675

Malaysia – 0.93%
Hong Leong Bank	895,090	4,418,593
UEM Sunrise	4,748,132	764,067

		5,182,660

Mexico – 4.63%
America Movil Class L ADR	213,289	3,039,368
Cemex ADR †	506,188	2,439,826
Coca-Cola Femsa ADR	58,700	3,571,308
Fomento Economico Mexicano ADR	98,307	8,459,317
Grupo Financiero Banorte Class O	475,400	2,320,665
Grupo Lala	606,200	654,268
Grupo Televisa ADR	432,500	5,440,850

		25,925,602

Peru – 0.36%
Cia de Minas Buenaventura ADR	125,440	2,034,637

		2,034,637

Republic of Korea – 18.89%
Hite Jinro	150,000	2,234,168
KB Financial Group ADR	90,000	3,778,200
LG Display ADR	188,309	1,542,251
LG Electronics	62,908	3,527,455
LG Uplus	411,401	6,501,857
Lotte	69,206	3,269,678
Lotte Chilsung Beverage	1,421	1,782,936
Lotte Confectionery	8,599	1,163,208
Samsung Electronics	982,700	34,209,476
Samsung Life Insurance	71,180	5,208,536
SK Hynix	230,000	12,538,799
SK Telecom	16,491	3,978,945

Emerging Markets Series-7

 Delaware VIP® Emerging Markets Series

 Schedule of investments (continued)

	Number of shares	Value (US $)

Common Stock Δ (continued)
Republic of Korea (continued)
SK Telecom ADR	971,935	$26,047,858

		105,783,367

Russia – 5.67%
ENEL RUSSIA PJSC GDR	15,101	11,243
Etalon Group GDR 144A #	354,800	578,324
Gazprom PJSC ADR	783,900	3,471,893
LUKOIL PJSC ADR (London International Exchange)	133,500	9,542,580
Mobile TeleSystems PJSC ADR	154,402	1,080,814
Sberbank of Russia PJSC	3,308,402	8,846,147
Surgutneftegas PJSC ADR	294,652	1,119,678
T Plus =†	25,634	0
VEON ADR	692,688	1,620,890
Yandex Class A †	200,000	5,470,000

		31,741,569

South Africa – 0.52%
Impala Platinum Holdings †	500,000	1,274,718
Sun International †	210,726	922,727
Tongaat Hulett	182,915	709,284

		2,906,729

Taiwan – 6.19%
Hon Hai Precision Industry	1,999,564	4,601,871
MediaTek	1,045,000	7,777,413
President Chain Store	500,000	5,037,505
Taiwan Semiconductor Manufacturing	2,375,864	17,251,703

		34,668,492

Thailand – 1.11%
Bangkok Bank-Foreign	638,091	4,061,469
PTT Exploration & Production - Foreign	617,051	2,150,961

		6,212,430

Turkey – 0.92%
Turkcell Iletisim Hizmetleri	730,024	1,678,676
Turkiye Sise ve Cam Fabrikalari	3,243,612	3,474,970

		5,153,646

United Kingdom – 0.68%
Anglo American ADR	92,815	1,024,678
Griffin Mining †	1,642,873	1,800,845
Hikma Pharmaceuticals	44,202	966,792

		3,792,315

		Number of shares	Value (US $)

Common Stock Δ (continued)
United States – 1.69%
Altaba †		157,300	$9,113,962
Avon Products †		241,200	366,624

			9,480,586

Total Common Stock (cost $510,470,025)			518,336,544

Exchange-Traded Fund – 0.63%
iShares MSCI Turkey ETF		143,000	3,513,510

Total Exchange-Traded Fund (cost $5,709,139)			3,513,510

Convertible Preferred Stock – 0.08%
CJ y†	KRW	4,205	457,830

Total Convertible Preferred Stock (cost $470,778)			457,830

Preferred Stock – 6.26% Δ
Brazil – 1.78%
Braskem Class A 3.92%		169,768	2,075,368
Centrais Eletricas Brasileiras Class B †		233,700	1,698,595
Gerdau 2.45%		389,400	1,488,978
Petroleo Brasileiro Class A ADR 3.49%		403,795	4,679,984

			9,942,925

Republic of Korea – 2.78%
CJ 2.90%		28,030	1,306,765
Samsung Electronics 3.31%		499,750	14,279,688

			15,586,453

Russia – 1.70%
Transneft PJSC 4.38%		3,887	9,539,677

			9,539,677

Total Preferred Stock (cost $24,934,837)			35,069,055

Participation Notes – 0.00%
Lehman Indian Oil CW 12 LEPO 144A =†		100,339	0
Lehman Oil & Natural Gas CW 12 LEPO =†		146,971	0

Total Participation Notes (cost $4,952,197)			0

Emerging Markets Series-8

 Delaware VIP® Emerging Markets Series

 Schedule of investments (continued)

	Principal amount°	Value (US $)

Short-Term Investments – 0.14%
Discount Note – 0.02% ≠
Federal Home Loan Bank 1.049% 1/2/19	129,345	$129,345

		129,345

Repurchase Agreements – 0.12%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $80,854 (cash collateralized of $80,841)	80,841	80,841
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $222,344 (collateralized by US government obligations 0.00%–3.75% 1/24/19–2/15/47; market value $226,758)	222,311	222,311

	Principal amount°	Value (US $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $363,577 (collateralized by US government obligations 0.00%–8.00% 2/15/19–8/15/46; market value $370,788)	363,518	$363,518

		666,670

Total Short-Term Investments (cost $796,007)		796,015

Total Value of Securities – 99.65% (cost $547,332,983)	$558,172,954

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2018, the aggregate value of Rule 144A securities was $29,249,428, which represents 5.22% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
y	Exercise price and conversion date to be announced.
†	Non-income producing security.

Summary of Abbreviations:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

KRW – South Korean Won

LEPO – Low Exercise Price Option

PJSC – Public Joint Stock Company

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-9

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$558,172,954
Foreign currencies, at value[2]	1,136,774
Cash	73,140
Dividends and interest receivable	1,790,629
Receivable for series shares sold	170,823
Foreign tax reclaims receivable	15,988

Total assets	561,360,308

Liabilities:
Payable for series shares redeemed	391,673
Investment management fees payable	600,095
Other accrued expenses	147,865
Distribution fees payable to affiliates	84,167
Audit and tax fees payable	6,153
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,618
Accounting and administration expenses payable to affiliates	2,210
Trustees’ fees and expenses payable	1,473
Legal fees payable to affiliates	1,028
Reports and statements to shareholders expenses payable to affiliates	415

Total liabilities	1,238,697

Total Net Assets	$560,121,611

Net Assets Consist of:
Paid-in capital	$542,596,579
Total distributable earnings (loss)	17,525,032

Total Net Assets	$560,121,611

Standard Class:
Net assets	$236,591,686
Shares of beneficial interest outstanding, unlimited authorization, no par	11,618,454
Net asset value per share	$20.36

Service Class:
Net assets	$323,529,925
Shares of beneficial interest outstanding, unlimited authorization, no par	15,954,936
Net asset value per share	$20.28
[1]Investments, at cost	$547,332,983
[2]Foreign currencies, at cost	1,123,722

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-10

Delaware VIP® Trust —

Delaware VIP Emerging Markets Series

Statement of operations

Year ended December 31, 2018

Investment Income:
Dividends	$14,398,757
Interest	153,716
Foreign tax withheld	(1,751,339)

12,801,134

Expenses:
Management fees	7,735,096
Distribution expenses - Service Class	1,095,217
Custodian fees	203,167
Accounting and administration expenses	145,148
Reports and statements to shareholders	84,216
Dividend disbursing and transfer agent fees and expenses	52,388
Audit and tax	50,309
Legal fees	38,288
Trustees’ fees and expenses	30,104
Registration fees	1,482
Other	27,445

9,462,860
Less waived distribution expenses - Service Class	(64,203)
Less expenses paid indirectly	(1,022)

Total operating expenses	9,397,635

Net Investment Income	3,403,499

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,020,837
Foreign currencies	(99,852)
Foreign currency exchange contracts	6,489

Net realized gain	13,927,474

Net change in unrealized appreciation (depreciation) of:
Investments*	(120,634,764)
Foreign currencies	(37,928)

Net change in unrealized appreciation (depreciation)	(120,672,692)

Net Realized and Unrealized Loss	(106,745,218)

Net Decrease in Net Assets Resulting from Operations	$(103,341,719)

* Includes $1,952,376 decrease in capital gains tax accrued.

Delaware VIP Trust —

Delaware VIP Emerging Markets Series

Statements of changes in net assets

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,403,499	$13,736,754
Net realized gain	13,927,474	10,440,357
Net change in unrealized appreciation (depreciation)	(120,672,692)	175,201,769

Net increase (decrease) in net assets resulting from operations	(103,341,719)	199,378,880

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(9,054,720)	(1,380,619)
Service Class	(12,652,674)	(1,408,749)

	(21,707,394)	(2,789,368)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	51,044,803	44,659,187
Service Class	40,892,411	25,104,978
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,054,720	1,380,619
Service Class	12,652,674	1,408,749

	113,644,608	72,553,533

Cost of shares redeemed:
Standard Class	(64,347,724)	(30,228,125)
Service Class	(41,351,896)	(68,865,323)

	(105,699,620)	(99,093,448)

Increase (decrease) in net assets derived from capital share transactions	7,944,988	(26,539,915)
Net Increase (Decrease) in Net Assets	(117,104,125)	170,049,597

Net Assets:
Beginning of year	677,225,736	507,176,139

End of year[1]	$560,121,611	$677,225,736

[1]

Net Assets – End of year includes undistributed net investment income of $9,761,518 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Series has adopted amendments to Regulation S-X (see Note 13 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$(1,380,619)	$(1,408,749)

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-11

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class
			Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$25.06	$17.94	$16.27	$19.54	$21.47

Income (loss) from investment operations:
Net investment income[1]	0.16	0.53	0.09	0.13	0.13
Net realized and unrealized gain (loss)	(3.98)	6.72	2.15	(2.86)	(1.84)

Total from investment operations	(3.82)	7.25	2.24	(2.73)	(1.71)

Less dividends and distributions from:
Net investment income	(0.80)	(0.13)	(0.19)	(0.16)	(0.14)
Net realized gain	(0.08)	—	(0.38)	(0.38)	(0.08)

Total dividends and distributions	(0.88)	(0.13)	(0.57)	(0.54)	(0.22)

Net asset value, end of period	$20.36	$25.06	$17.94	$16.27	$19.54

Total return[2]	(15.81% )	40.55%	13.93%	(14.51% )	(8.06% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$236,592	$291,019	$196,918	$172,098	$172,200
Ratio of expenses to average net assets	1.34%	1.36%	1.37%	1.37%	1.38%
Ratio of expenses to average net assets prior to fees waived	1.34%	1.38%	1.40%	1.37%	1.38%
Ratio of net investment income to average net assets	0.71%	2.40%	0.53%	0.70%	0.62%
Ratio of net investment income to average net assets prior to fees waived	0.71%	2.38%	0.50%	0.70%	0.62%
Portfolio turnover	11%	6%	8%	6%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-12

Delaware VIP® Emerging Markets Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class
	Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$24.97	$17.88	$16.21	$19.48	$21.40

Income (loss) from investment operations:
Net investment income[1]	0.10	0.48	0.05	0.08	0.08
Net realized and unrealized gain (loss)	(3.97)	6.69	2.14	(2.86)	(1.84)

Total from investment operations	(3.87)	7.17	2.19	(2.78)	(1.76)

Less dividends and distributions from:
Net investment income	(0.74)	(0.08)	(0.14)	(0.11)	(0.08)
Net realized gain	(0.08)	—	(0.38)	(0.38)	(0.08)

Total dividends and distributions	(0.82)	(0.08)	(0.52)	(0.49)	(0.16)

Net asset value, end of period	$20.28	$24.97	$17.88	$16.21	$19.48

Total return[2]	(16.03% )	40.22%	13.68%	(14.77% )	(8.26% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323,530	$386,207	$310,258	$310,063	$362,469
Ratio of expenses to average net assets	1.62%	1.61%	1.62%	1.62%	1.63%
Ratio of expenses to average net assets prior to fees waived	1.64%	1.68%	1.70%	1.67%	1.68%
Ratio of net investment income to average net assets	0.43%	2.15%	0.28%	0.45%	0.37%
Ratio of net investment income to average net assets prior to fees waived	0.41%	2.08%	0.20%	0.40%	0.32%
Portfolio turnover	11%	6%	8%	6%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-13

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Investments in repurchase agreements are generally values at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of operations. During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018, and matured on the next business day.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the

Emerging Markets Series-14

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $1,019 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $3 under this arrangement.

During the year ended Dec. 31, 2018, the Series frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Series maintains a negative cash balance and the Series’ investments decrease in value, the Series’ losses will be greater than if the Series did not maintain a negative cash balance. The Series is required to pay interest to the custodian on negative cash balances. During the year ended Dec. 31, 2018, the Series had an average outstanding overdraft balance equal to 0.13% of its average net assets for which it was charged interest of $17,129, which is included on the “Statement of operations” under “Custodian fees.” The average borrowing rate charged on the overdraft was 2.12%.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 1.25% on the first $500 million of average daily and paid monthly net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 1.36% of the Series’ average daily net assets from Jan. 1, 2018 through Dec. 31, 2018.* These expense waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Emerging Markets Series-15

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2018, the Series was charged $27,562 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $46,782 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fee is calculated daily and paid monthly. Prior to May. 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The waiver was calculated daily and received monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. These amounts are included on the “Statement of operations” under “Legal fees.” For the year ended Dec. 31, 2018, the Series was charged $20,478 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

* The aggregate contractual waiver period covering this report is from May 1, 2017 through April 30, 2019.

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$70,670,658
Sales	73,965,734

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$557,577,793	$159,412,191	$(158,817,030)	$595,161

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Emerging Markets Series-16

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

3. Investments (continued)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Argentina	$15,217,435	$204,205	$—	$15,421,640
Bahrain	—	725,925	—	725,925
Brazil	82,997,422	—	—	82,997,422
Chile	3,830,000	—	—	3,830,000
China/Hong Kong	120,169,143	—	—	120,169,143
India	60,714,106	6,600	—	60,720,706
Japan	—	1,589,675	—	1,589,675
Malaysia	5,182,660	—	—	5,182,660
Mexico	25,925,602	—	—	25,925,602
Peru	2,034,637	—	—	2,034,637
Republic of Korea	33,151,245	72,632,122	—	105,783,367
Russia	22,305,855	9,435,714	—	31,741,569
South Africa	2,906,729	—	—	2,906,729
Taiwan	—	34,668,492	—	34,668,492
Thailand	2,150,961	4,061,469	—	6,212,430
Turkey	5,153,646	—	—	5,153,646
United Kingdom	3,792,315	—	—	3,792,315
United States	9,480,586	—	—	9,480,586
Convertible Preferred Stock	—	457,830	—	457,830
Exchange-Traded Fund	3,513,510	—	—	3,513,510
Preferred Stock[1]	9,942,925	25,126,130	—	35,069,055
Participation Notes	—	—	—	—
Short-Term Investments	—	796,015	—	796,015

Total Value of Securities	$408,468,777	$149,704,177	$—	$558,172,954

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 28.35% and 71.65%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

As a result of utilizing international fair value pricing at Dec. 31, 2018, a portion of the common stock in the portfolio was categorized as Level 2.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate

Emerging Markets Series-17

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

3. Investments (continued)

pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$21,707,394	$2,789,368

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$542,596,579
Undistributed ordinary income	4,420,367
Undistributed long-term capital gains	12,509,504
Unrealized appreciation on investments, foreign currencies, and derivatives	595,161

Net assets	$560,121,611

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on investments in passive foreign investment companies (PFICs) and securities no longer considered PFICs.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	2,222,882	1,945,012
Service Class	1,778,979	1,134,174
Shares issued upon reinvestment of dividends and distributions:
Standard Class	373,545	67,183
Service Class	523,054	68,686

	4,898,460	3,215,055

Shares redeemed:
Standard Class	(2,591,433)	(1,376,945)
Service Class	(1,815,773)	(3,087,084)

	(4,407,206)	(4,464,029)

Net increase (decrease)	491,254	(1,248,974)

Emerging Markets Series-18

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency exchange contracts and foreign cross currency contracts were outstanding at Dec. 31, 2018.

During the year ended Dec. 31, 2018, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

At Dec. 31, 2018, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed as “Net realized gain on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2018.

	Long	Short
	Derivatives Volume	Derivatives Volume
Foreign currency exchange contracts (average cost)	$149,552	$90,798

9. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under master repurchase agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA

Emerging Markets Series-19

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

9. Offsetting (continued)

counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 80,841	$ —	$(80,841)	$ (80,841)	$—
Bank of Montreal	222,311	(222,311)	—	(222,311)	—
BNP Paribas	363,518	(363,518)	—	(363,518)	—
Total	$666,670	$(585,829)	$(80,841)	$(666,670)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

Emerging Markets Series-20

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Restricted securities and private placements are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Series’ financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

Emerging Markets Series-21

 Delaware VIP® Trust—Delaware VIP Emerging Markets Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Emerging Markets Series-22

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Emerging Markets Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Emerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5- and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3- and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

Emerging Markets Series-23

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Emerging Markets Series (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits of $1,379,123. The gross foreign source income earned during the fiscal year ended Dec. 31, 2018 by the Series was $14,407,787.

Emerging Markets Series-24

Delaware Funds® by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	59	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation Committee and Governance Committee Member — Community Health Systems

Director —

Drexel Morgan & Co.

Director and Audit

Committee Member — vTv

Therapeutics LLC

Director and Audit Committee

Member — FS Credit Real

Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

Emerging Markets Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa	Trustee	Since	Private Investor	59	Trust Manager and
2005 Market Street		September 2011	(January 2017-Present)		Audit Committee
Philadelphia, PA 19103					Chair — Camden
			Chief Executive Officer —		Property Trust
January 1956			Banco Itaú		(August 2011-Present)
International
			(April 2012–December 2016)		Director — Carrizo
Oil & Gas, Inc.
			Executive Advisor to Dean		(March 2018-Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Thomas K. Whitford	Trustee	Since	Vice Chairman	59	Director — HSBC North
2005 Market Street		January 2013	(2010–April 2013) —		America Holdings Inc.
Philadelphia, PA 19103			PNC Financial		(December 2013-Present)
Services Group
March 1956					Director — HSBC USA Inc.
(July 2014-Present)

Director —
HSBC Bank USA,
National Association
(July 2014-March 2017)

Director — HSBC
Finance Corporation
(December 2013-April 2018)
Christianna Wood	Trustee	Since	Chief Executive Officer	59	Director and Audit
2005 Market Street		January 2019	and President —		Committee Member —
Philadelphia, PA 19103			Gore Creek Capital, Ltd.		H&R Block Corporation
			(August 2009–Present)		(July 2008-Present)
March 1956
Director and Audit
Committee Member —
Grange Insurance
(2013-Present)

Trustee and Audit
Committee Member —
The Merger Fund
(2013-Present),
The Merger Fund VL
(2013-Present);
WCM Alternatives:
Event-Driven Fund
(2013-Present),
and WCM Alternatives:
Credit Event Fund
(December 2017-Present)

Director — International
Securities Exchange
(2010-2016)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	59	Director; Personnel and
2005 Market Street		April 1999	(January 2006–July 2012),		Compensation Committee
Philadelphia, PA 19103			Vice President —		Chair; Member of
			Mergers & Acquisitions		Nominating, Investments,
July 1948			(January 2003–January 2006), and		and Audit Committees for
			Vice President and Treasurer		various periods
			(July 1995–January 2003) —		throughout directorship
			3M Company		— Okabena Company
(2009-2017)

Emerging Markets Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor	Senior	Senior Vice President,	David F. Connor has served in	59	None[3]
2005 Market Street	Vice President,	since May 2013;	various capacities at different
Philadelphia, PA 19103	General Counsel,	General Counsel	times at Macquarie Investment
	and Secretary	since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President	Daniel V. Geatens has served in	59	None[3]
2005 Market Street	and Treasurer	and Treasurer	various capacities at different
Philadelphia, PA 19103		since	times at Macquarie Investment
		October 2007	Management.
October 1972

Richard Salus	Senior	Senior Vice President	Richard Salus has served in	59	None[3]
2005 Market Street	Vice President	and Chief Financial	various capacities at different
Philadelphia, PA 19103	and	Officer since	times at Macquarie Investment
	Chief Financial	November 2006	Management.
October 1963	Officer

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Emerging Markets Series-27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPEM 22041 (2/19) (730130)	Emerging Markets Series-28

Delaware VIP® Trust

Delaware VIP Smid Cap Core Series

December 31, 2018

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	6

Security type / sector allocation and top 10 equity holdings	7

Schedule of investments	8

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	12

Financial highlights	13

Notes to financial statements	15

Report of independent registered public accounting firm	22

Other Series information	23

Board of trustees / directors and officers addendum	25

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Smid Cap Core Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Portfolio management review	January 8, 2019

For the fiscal year ended Dec. 31, 2018, Delaware VIP Smid Cap Core Series (the “Series”) Standard Class shares declined 12.12% and Service Class shares declined 12.40%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Russell 2500TM Index, fell 10.00% for the same period.

Over the year, small- and mid-cap stocks underperformed large-cap stocks. The smaller-cap Russell 2000 Index declined 11.01% for the year while the Russell Midcap® Index fell 9.06%, and the large-cap Russell 1000® Index declined 4.78%. Growth companies declined by less than value companies during the year as the Russell 2500TM Growth Index fell 7.47% versus the 12.36% decline for the Russell 2500TM Value Index.

In the Russell 2500 Index, higher-quality companies underperformed. Companies with low price-to-earnings (P/E) ratios declined more than companies with high P/E ratios and companies with high return on equity (ROE), declined more than companies with low ROE. Two of the benchmark’s 16 sectors were positive for the year: utilities and technology. The healthcare sector declined during the year, but by the least amount of any of the negative sectors. The energy sector was the weakest- performing sector in the benchmark, with a decline of more than 35%. The credit cyclicals, basic materials, transportation, and capital goods sectors each fell by more than 15% during the year.

On the economic front, the Federal Open Market Committee increased the federal funds rate four times during the year, ending at a new target range of 2.25% to 2.50%. We continue to believe that the US Federal Reserve will act when it believes the economy can support it and Fed Chairman Powell recently took a more dovish tone stating that the Fed will be patient with policy. Third quarter gross domestic product (GDP) growth was strong with a growth rate of 3.4%. The unemployment rate reached its lowest level since 1969, at 3.7%, in November, then rose slightly in December to a still low 3.9%, with positive signs of wage inflation reported. (Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics.)

With respect to the survey data that we carefully monitor, the Conference Board Consumer Confidence Index® (1985=100, SA) continued to measure above 100, with a December survey of 128.1. The National Federation of Independent Business (NFIB) Small Business Optimism Index was basically unchanged in December, declining by 0.4 points, to 104.4. In the manufacturing sector, the Purchasing Managers’ Index fell below 55, to a reading of 54.1 for December, which was the indicator’s largest monthly decline in 10 years. The production and new orders sub-components drove the decline as tariffs and a strong dollar were noted as headwinds. Overall, these readings indicated a relatively healthy economy, albeit one that we continue to carefully monitor.

Stock selection was the main detractor from relative performance during the fiscal year. The Series’ holdings in the finance sector detracted, led by underperformance from regional bank holdings. Investors grew concerned over the flattening yield curve later in the fiscal year, leading to an unwarranted selloff in bank stocks, which affected our holdings more than those in the benchmark. Stock selection in the technology, energy, business services, and capital goods sectors detracted. Contributing was stock selection in the healthcare, consumer discretionary, and consumer staples sectors.

Tenneco Inc. designs, manufactures, and distributes emissions-reduction and suspension technologies for vehicles. Shares of Tenneco detracted from the Series’ performance during the fiscal year. The company’s stock price fell in April, after it announced plans to acquire Federal-Mogul from Icahn Enterprises in an equity- and debt-financed deal that would eventually allow for the separation of the company into two independent, publicly traded companies through a tax-free spin-off to shareholders. Tenneco plans to complete the spin-off in 2019 by establishing one company to focus on aftermarket and ride performance and a second one to focus on powertrain technology. While the acquisition is expected to be accretive in Tenneco’s 2019 fiscal year and was approved by its shareholders, the stock has underperformed as investors had anticipated Tenneco would complete a deal that would have boosted its profile in the battery electric vehicle powertrain market. We added to the Series’ position in Tenneco during the fiscal year on the stock’s price weakness. As of the end of the fiscal year, we continued to hold shares of Tenneco as its revenues and profits have remained strong and the company has announced additional merger-related cost savings.

Belden Inc. provides broadcast solutions for television and satellite, connectivity infrastructure, and is a leading producer of cable products. The company’s stock underperformed during the fiscal year. In February, the company reported fiscal fourth quarter 2017 results that missed expectations, leading to a selloff in shares. We added to the Series’ weight on this weakness, which the company reported was an isolated situation in its Broadcast Solutions segment. During the remainder of the year, the stock performed well. Belden entered its fiscal third quarter of 2018 with a record backlog, but when the company reported results for its fiscal third quarter, management noted that new orders during the quarter had softened in its Enterprise segment and capacity constraints in the company’s Industrial segment led to a revenue miss. We remain invested in Belden as the company generates strong, consistent free-cash flow, is repurchasing its shares, and has a management team that is committed to executing over the long term.

In the healthcare sector, shares of glucose monitoring systems company DexCom, Inc. contributed to the Series’ performance during the fiscal year. During the year, DexCom reported multiple quarters of strong financial results that beat expectations, while continuing to raise guidance. We maintained the Series’ position in DexCom as we continue to see ample opportunities for growth in the company’s sales.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Smid Cap Core Series-1

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Portfolio management review (continued)	January 8, 2019

Shares of online and mobile restaurant pick-up and delivery company GrubHub Inc. outperformed during the 12-month period. The company’s outperformance resulted from consistently beating earnings expectations and a number of key business developments. GrubHub announced a transformative partnership with Yum! Brands in February that boosted the stock’s price. This partnership will leverage Yum! Brands’ Pizza Hut delivery infrastructure, the largest in the nation, to deliver food from GrubHub clients as well as Yum! Brands’ other restaurants: Taco Bell and KFC. Additionally, GrubHub benefited from acquiring restaurant software company, LevelUp. We trimmed the Series’ position in GrubHub during the fiscal year to maintain its weight in the portfolio, while ending the fiscal year with a relative overweight.

With respect to sector positioning, the Series ended the fiscal period with its largest relative overweight positions in the basic materials, finance, capital goods, and healthcare sectors. In the capital goods sector, we increased the weight to the engineering and construction industry as we purchased four new positions during the year. The Series’ absolute weight in the healthcare sector increased during the year as a result of stock outperformance, ending the period with a relative overweight. During the year, the Series remained underweight in the consumer services, real estate investment trust (REIT), and media sectors.

On balance, we believe the macroeconomic environment should favor active managers who can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, in our view, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders over the long term.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Smid Cap Core Series-2

Delaware VIP ® Trust — Delaware VIP Smid Cap Core Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Smid Cap Core Series
Average annual total returns
For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 12, 1991)	-12.12%	+4.13%	+4.61%	+15.46%	+9.56%

Service Class shares (commenced operations on May 1, 2000)	-12.40%	+3.85%	+4.34%	+15.18%	+5.58%

Russell 2500 Index	-10.00%	+7.32%	+5.15%	+13.15%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.07%, while total operating expenses for Standard Class and Service Class shares were 0.81% and 1.11%, respectively. The management fee for Standard Class and Service Class shares was 0.74%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Series’ overall performance than would be the case for a more diversified fund.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Smid Cap Core Series-3

Delaware VIP® Smid Cap Core Series

Performance summary (continued)

For period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
— Delaware VIP Smid Cap Core Series (Standard Class)	$10,000	$42,121
-- Russell 2500 Index	$10,000	$34,405

The graph shows a $10,000 investment in the Delaware VIP Smid Cap Core Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the Russell 2500 Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as index benchmark.

The NFIB Small Business Optimism Index, mentioned on page 1, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

The Purchasing Managers’ Index, mentioned on page 1, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally declining.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

The price-to-earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Smid Cap Core Series-4

Delaware VIP® Smid Cap Core Series

Performance summary (continued)

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Smid Cap Core Series-5

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Disclosure of Series expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual Series return†
Standard Class	$1,000.00	$842.60	0.81%	$3.76
Service Class	1,000.00	841.10	1.11%	5.15
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.12	0.81%	$4.13
Service Class	1,000.00	1,019.61	1.11%	5.65

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Smid Cap Core Series-6

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	97.64%
Basic Materials	8.87%
Business Services	4.32%
Capital Goods	11.18%
Communications Services	1.00%
Consumer Discretionary	3.70%
Consumer Services	1.67%
Consumer Staples	1.67%
Credit Cyclicals	1.77%
Energy	3.31%
Financial Services	16.98%
Healthcare	13.24%
Media	1.17%
Real Estate Investment Trusts	7.78%
Technology	15.04%
Transportation	1.64%
Utilities	4.30%
Short-Term Investments	2.18%
Total Value of Securities	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Spire	1.64%
NorthWestern	1.52%
Diamondback Energy	1.44%
Steven Madden	1.30%
Exact Sciences	1.28%
Reinsurance Group of America	1.25%
Encompass Health	1.25%
Reliance Steel & Aluminum	1.23%
EPR Properties	1.21%
WellCare Health Plans	1.20%

Smid Cap Core Series-7

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Schedule of investments

December 31, 2018

	Number of	Value
	shares	(US $)

Common Stock – 97.64%
Basic Materials – 8.87%
Balchem	71,782	$5,624,120
Continental Building Products †	234,887	5,977,874
Eastman Chemical	72,261	5,283,002
Huntsman	281,420	5,428,592
Kaiser Aluminum	49,495	4,419,409
Minerals Technologies	91,347	4,689,755
Neenah	88,278	5,201,340
Reliance Steel & Aluminum	93,143	6,628,987
Worthington Industries	135,800	4,731,272

		47,984,351

Business Services – 4.32%
ABM Industries	149,675	4,806,064
Aramark	204,899	5,935,924
ASGN †	59,510	3,243,295
Gartner †	23,773	3,039,140
US Ecology	73,175	4,608,561
WageWorks †	63,365	1,720,993

		23,353,977

Capital Goods – 11.18%
Barnes Group	84,694	4,541,292
Belden	79,175	3,307,140
BWX Technologies	64,825	2,478,260
Columbus McKinnon	34,675	1,045,105
ESCO Technologies	64,328	4,242,432
Federal Signal	64,600	1,285,540
Gates Industrial †	134,425	1,779,787
Graco	112,784	4,720,010
Granite Construction	95,068	3,829,339
Jacobs Engineering Group	49,625	2,901,077
Kadant	72,700	5,922,142
Lincoln Electric Holdings	65,485	5,163,492
MasTec †	51,675	2,095,938
Oshkosh	60,400	3,703,124
Quanta Services	92,625	2,788,013
Spirit AeroSystems Holdings Class A	43,500	3,135,915
Tetra Tech	21,625	1,119,526
United Rentals †	34,250	3,511,653
Woodward	39,100	2,904,739

		60,474,524

Communications Services – 1.00%
InterXion Holding †	100,138	5,423,474

		5,423,474

Consumer Discretionary – 3.70%
American Eagle Outfitters	91,475	1,768,212
Five Below †	51,626	5,282,372
Malibu Boats Class A †	117,441	4,086,947
Steven Madden	231,879	7,016,659
Tractor Supply	22,167	1,849,614

		20,003,804

	Number of	Value
	shares	(US $)

Common Stock (continued)
Consumer Services – 1.67%
Cheesecake Factory	70,803	$3,080,639
Chuy’s Holdings †	81,134	1,439,317
Hawaiian Holdings	42,254	1,115,928
Jack in the Box	43,500	3,376,905

		9,012,789

Consumer Staples – 1.67%
Casey’s General Stores	40,935	5,245,411
J&J Snack Foods	26,078	3,770,618

		9,016,029

Credit Cyclicals – 1.77%
BorgWarner	111,950	3,889,143
Tenneco Class A	107,664	2,948,917
Toll Brothers	83,900	2,762,827

		9,600,887

Energy – 3.31%
Carrizo Oil & Gas †	182,567	2,061,181
Diamondback Energy	83,767	7,765,201
KLX Energy Services Holdings †	24,987	585,945
Parsley Energy Class A †	215,727	3,447,317
Patterson-UTI Energy	173,203	1,792,651
SRC Energy †	40,928	192,362
US Silica Holdings	202,989	2,066,428

		17,911,085

Financial Services – 16.98%
CenterState Bank	164,050	3,451,612
East West Bancorp	117,091	5,096,971
Essent Group †	153,833	5,258,012
Evercore Class A	29,300	2,096,708
First Financial Bancorp	142,015	3,368,596
Great Western Bancorp	188,337	5,885,531
Independent Bank Group	78,025	3,571,204
Lazard Class A	151,865	5,605,337
MGIC Investment †	556,815	5,824,285
Primerica	65,539	6,403,816
Prosperity Bancshares	61,142	3,809,147
Reinsurance Group of America	48,260	6,767,500
Selective Insurance Group	80,154	4,884,585
Sterling Bancorp	272,003	4,490,770
Stifel Financial	129,454	5,361,985
Umpqua Holdings	235,905	3,750,889
Valley National Bancorp	405,125	3,597,510
Webster Financial	84,364	4,158,302
Western Alliance Bancorp †	120,572	4,761,388
WSFS Financial	98,118	3,719,653

		91,863,801

Healthcare – 13.24%
Alkermes †	104,777	3,091,969
Bio-Techne	38,525	5,575,338
Catalent †	163,495	5,097,774
DexCom †	52,784	6,323,523

Smid Cap Core Series-8

Delaware VIP® Smid Cap Core Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)

Common Stock (continued)
Healthcare (continued)
Encompass Health	109,514	$6,757,014
Exact Sciences †	109,993	6,940,558
ICON (Ireland) †	44,901	5,801,658
Ligand Pharmaceuticals Class B †	30,754	4,173,318
Medicines †	151,777	2,905,012
Neurocrine Biosciences †	84,545	6,037,358
Supernus Pharmaceuticals †	58,025	1,927,591
TESARO †	40,300	2,992,275
Ultragenyx Pharmaceutical †	25,150	1,093,522
WellCare Health Plans †	27,537	6,501,210
West Pharmaceutical Services	65,476	6,418,612

		71,636,732

Media – 1.17%
Cinemark Holdings	82,324	2,947,199
Interpublic Group of Companies	163,903	3,381,319

		6,328,518

Real Estate Investment Trusts – 7.78%
Apartment Investment & Management Class A	136,921	6,008,093
Brixmor Property Group	328,577	4,826,796
EPR Properties	102,476	6,561,538
Equity Commonwealth	106,950	3,209,569
First Industrial Realty Trust	144,460	4,169,116
Kite Realty Group Trust	344,960	4,860,486
Mack-Cali Realty	173,075	3,390,539
Pebblebrook Hotel Trust	144,222	4,082,925
RPT Realty	414,618	4,954,685

		42,063,747

Technology – 15.04%
Arista Networks †	6,094	1,284,006
Blackbaud	30,080	1,892,032
Brooks Automation	63,975	1,674,865
ExlService Holdings †	76,816	4,042,058
GrubHub †	64,681	4,968,148
Guidewire Software †	65,729	5,273,438
II-VI †	95,768	3,108,629
j2 Global	65,941	4,574,987
KeyW Holding †	123,208	824,262
LendingTree †	17,782	3,904,394
MACOM Technology Solutions Holdings †	71,816	1,042,050
MaxLinear †	250,286	4,405,034
NETGEAR †	67,717	3,523,316
Paycom Software †	36,577	4,478,854
Proofpoint †	65,204	5,464,747
PTC †	64,074	5,311,735
Semtech †	101,311	4,647,136
SS&C Technologies Holdings	109,276	4,929,440
SYNNEX	13,379	1,081,558
Tyler Technologies †	32,158	5,975,600
WNS Holdings ADR †	145,051	5,984,804

	Number of	Value
	shares	(US $)

Common Stock (continued)
Technology (continued)
Yelp †	84,281	$2,948,992

		81,340,085

Transportation – 1.64%
Genesee & Wyoming Class A †	66,762	4,941,723
Knight-Swift Transportation Holdings	158,050	3,962,313

		8,904,036

Utilities – 4.30%
NorthWestern	138,591	8,237,849
South Jersey Industries	221,589	6,160,174
Spire	119,551	8,856,338

		23,254,361

Total Common Stock (cost $553,935,893)		528,172,200

	Principal amount°

Short-Term Investments – 2.18%
Discount Note – 0.33% ≠
Federal Home Loan Bank
1.05% 1/2/19	1,782,068	1,782,068

		1,782,068

Repurchase Agreement – 1.70%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $1,113,975 (cash collateralized of $1,113,792)	1,113,792	1,113,792
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $3,063,371 (collateralized by US government obligations 0.00%-3.75% 1/24/19-2/15/47; market value $3,124,188)	3,062,929	3,062,929

Smid Cap Core Series-9

Delaware VIP® Smid Cap Core Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
Repurchase Agreement (continued)
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $5,009,238 (collateralized by US government obligations 0.00%-8.00% 2/15/19 -8/15/46; market value $5,108,592)	5,008,423	$5,008,423

		9,185,144

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
US Treasury Obligation – 0.15% ≠
US Treasury Bill
1.493% 1/3/19	815,463	$815,412

		815,412

Total Short-Term Investments (cost $11,782,470)		11,782,624

Total Value of Securities – 99.82% (cost $565,718,363)	$539,954,824

≠ The rate shown is the effective yield at the time of purchase.

° Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

† Non-income producing security.

Summary of Abbreviations:

ADR – American Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-10

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series
Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$539,954,824
Cash	224,926
Receivable for series shares sold	603,201
Dividends and interest receivable	588,033
Foreign tax reclaims receivable	277,181

Total assets	541,648,165

Liabilities:
Investment management fees payable to affiliates	353,042
Payable for series shares redeemed	166,453
Payable for securities purchased	54,739
Distribution fees payable to affiliates	52,274
Reports and statements to shareholders expenses payable to non-affiliates	48,038
Other accrued expenses	28,798
Registration fees payable	14,837
Audit and tax fees payable	4,525
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,555
Accounting and administration expenses payable to affiliates	2,177
Trustees’ fees and expenses payable to affiliates	1,522
Legal fees payable to affiliates	1,056
Reports and statements to shareholders expenses payable to affiliates	400

Total liabilities	731,416

Total Net Assets	$540,916,749

Net Assets Consist of:
Paid-in capital	$531,152,272
Total distributable earnings (loss)	9,764,477

Total Net Assets	$540,916,749

Net Asset Value
Standard Class:
Net assets	$343,360,391
Shares of beneficial interest outstanding, unlimited authorization, no par	18,146,050
Net asset value per share	$18.92

Service Class:
Net assets	$197,556,358
Shares of beneficial interest outstanding, unlimited authorization, no par	11,273,733
Net asset value per share	$17.52

[1]Investments, at cost	$565,718,363

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-11

Delaware VIP® Trust —

Delaware VIP Smid Cap Core Series

Statement of operations

Year ended December 31, 2018

Investment Income:
Dividends	$8,319,533
Interest	251,993

8,571,526

Expenses:
Management fees	4,793,986
Distribution expenses — Service Class	715,658
Accounting and administration expenses	149,593
Reports and statements to shareholders expenses	103,342
Dividend disbursing and transfer agent fees and expenses	54,798
Legal fees	38,339
Audit and tax fees	33,986
Trustees’ fees and expenses	31,032
Custodian fees	17,226
Registration fees	15,064
Other	17,899

5,970,923
Less waived distribution expenses — Service Class	(39,198)
Less expenses paid indirectly	(70)

Total operating expenses	5,931,655

Net Investment Income	2,639,871

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	33,702,128
Foreign currencies	(1,069)

Net realized gain	33,701,059

Net change in unrealized appreciation (depreciation) of:
Investments	(109,743,479)
Foreign currencies	(3,490)

Net change in unrealized appreciation (depreciation)	(109,746,969)

Net Realized and Unrealized Loss	(76,045,910)

Net Decrease in Net Assets Resulting from Operations	$(73,406,039)

Delaware VIP Trust —

Delaware VIP Smid Cap Core Series

Statements of changes in net assets

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,639,871	$822,867
Net realized gain	33,701,059	202,041,167
Net change in unrealized appreciation (depreciation)	(109,746,969)	(92,287,653)

Net increase (decrease) in net assets
resulting from operations	(73,406,039)	110,576,381

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(126,240,340)	(28,223,606)
Service Class	(76,399,191)	(16,817,145)

	(202,639,531)	(45,040,751)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	12,579,893	11,760,208
Service Class	11,843,249	10,399,175

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	126,240,340	28,223,606
Service Class	76,399,191	16,817,145

	227,062,673	67,200,134

Cost of shares redeemed:
Standard Class	(33,970,144)	(65,731,640)
Service Class	(27,135,691)	(42,232,683)

	(61,105,835)	(107,964,323)

Increase (decrease) in net assets derived
from capital share transactions	165,956,838	(40,764,189)

Net Increase (Decrease) in Net Assets	(110,088,732)	24,771,441

Net Assets:
Beginning of year	651,005,481	626,234,040

End of year[1]	$540,916,749	$651,005,481

[1]

Net Assets – End of year includes undistributed net investment income of $613,534 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Series has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$ (1,250,888)	$ (211,590)
Distributions from net realized gain	(26,972,718)	(16,605,555)

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-12

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Core Series Standard Class Year ended
	12/31/18	12/31/17[1]	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$30.98	$28.08	$29.79	$30.20	$32.39

Income (loss) from investment operations:
Net investment income[2]	0.12	0.06	0.09	0.07	0.12
Net realized and unrealized gain (loss)	(2.59)	4.89	2.15	2.21	0.62

Total from investment operations	(2.47)	4.95	2.24	2.28	0.74

Less dividends and distributions from:
Net investment income	(0.05)	(0.09)	(0.07)	(0.12)	(0.02)
Net realized gain	(9.54)	(1.96)	(3.88)	(2.57)	(2.91)

Total dividends and distributions	(9.59)	(2.05)	(3.95)	(2.69)	(2.93)

Net asset value, end of period	$18.92	$30.98	$28.08	$29.79	$30.20

Total return[3]	(12.12% )	18.65%	8.29%	7.54%	3.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$343,361	$411,087	$394,898	$394,406	$386,290
Ratio of expenses to average net assets	0.81%	0.81%	0.82%	0.83%	0.83%
Ratio of net investment income to average net assets	0.51%	0.22%	0.33%	0.24%	0.40%
Portfolio turnover	18%	112%	15%	23%	18%

[1]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2017.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-13

Delaware VIP® Smid Cap Core Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Core Series Service Class Year ended
	12/31/18	12/31/17[1]	12/31/16	12/31/15		12/31/14
Net asset value, beginning of period	$29.41	$26.75	$28.56	$29.06		$31.33

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	(0.01)	0.02	—	[3]	0.04
Net realized and unrealized gain (loss)	(2.40)	4.66	2.05	2.12		0.60

Total from investment operations	(2.35)	4.65	2.07	2.12		0.64

Less dividends and distributions from:
Net investment income	—	(0.03)	—	(0.05)		—
Net realized gain	(9.54)	(1.96)	(3.88)	(2.57)		(2.91)

Total dividends and distributions	(9.54)	(1.99)	(3.88)	(2.62)		(2.91)

Net asset value, end of period	$17.52	$29.41	$26.75	$28.56		$29.06

Total return[4]	(12.40% )	18.38%	8.02%	7.31%		2.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$197,556	$239,918	$231,336	$230,085		$203,931
Ratio of expenses to average net assets	1.09%	1.06%	1.07%	1.08%		1.08%
Ratio of expenses to average net assets prior to fees waived	1.11%	1.11%	1.12%	1.13%		1.13%
Ratio of net investment income (loss) to average net assets	0.23%	(0.03% )	0.08%	(0.01%	)	0.15%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.21%	(0.08% )	0.03%	(0.06%	)	0.10%
Portfolio turnover	18%	112%	15%	23%		18%

[1]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2017.
[2]	The average shares outstanding method has been applied for per share information.
[3]	The amount is less than $0.005 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-14

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Smid Cap Core Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018, and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of

Smid Cap Core Series-15

Delaware VIP® Smid Cap Core Series

Notes to financial statements

1. Significant Accounting Policies (continued)

realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2018.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $67 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $3 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value basis. For the year ended Dec. 31, 2018, the Series was charged $28,512 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $48,686 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the

Smid Cap Core Series-16

Delaware VIP® Smid Cap Core Series

Notes to financial statements

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the Series was charged $19,285 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$111,766,896
Sales	139,476,784

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Depreciation
Investments	of Investments	of Investments	of Investments
$566,919,319	$55,158,576	$(82,123,071)	$(26,964,495)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Smid Cap Core Series-17

Delaware VIP® Smid Cap Core Series

Notes to financial statements

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$528,172,200	$—	$528,172,200
Short-Term Investments	—	11,782,624	11,782,624

Total Value of Securities	$528,172,200	$11,782,624	$539,954,824

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$20,641,354	$1,462,478
Long-term capital gains	181,998,177	43,578,273

	$202,639,531	$45,040,751

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$531,152,272
Undistributed ordinary income	7,085,787
Undistributed long-term capital gains	29,643,185
Net unrealized depreciation on investments and foreign currencies	(26,964,495)

Net assets	$540,916,749

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and limited partnerships.

Smid Cap Core Series-18

Delaware VIP® Smid Cap Core Series

Notes to financial statements

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	502,720	409,851
Service Class	529,135	382,148

Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,774,996	1,036,495
Service Class	3,767,218	649,561

	10,574,069	2,478,055

Shares redeemed:
Standard Class	(1,398,990)	(2,241,995)
Service Class	(1,181,607)	(1,521,019)

	(2,580,597)	(3,763,014)

Net increase (decrease)	7,993,472	(1,284,959)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the year then ended.

8. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under master repurchase agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to

Smid Cap Core Series-19

Delaware VIP® Smid Cap Core Series

Notes to financial statements

8. Offsetting (continued)

return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$1,113,792	$ —	$(1,113,792)	$(1,113,792)	$—
Bank of Montreal	3,062,929	(3,062,929)	—	(3,062,929)	—
BNP Paribas	5,008,423	(5,008,423)	—	(5,008,423)	—
Total	$9,185,144	$(8,071,352)	$(1,113,792)	$(9,185,144)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

Smid Cap Core Series-20

Delaware VIP® Smid Cap Core Series

Notes to financial statements

10. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2018. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2018, there were no Rule 144A securities held by the Series. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Series financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

Smid Cap Core Series-21

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Smid Cap Core Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Smid Cap Core Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Smid Cap Core Series-22

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Smid Cap Core Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Smid Cap Core Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a small-cap growth fund. However, Management believes that it would be more appropriate to include the Series in the mid-cap core funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes — one, consisting of all small-cap growth funds underlying variable insurance products, and the other, consisting of all mid-cap core funds underlying variable insurance products. When compared to other small-cap growth funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 10-year period was in the first quartile of its Performance Universe. When compared to other mid-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees

Smid Cap Core Series-23

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Smid Cap Core Series (continued)

(as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for the Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap growth funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other mid-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of the benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Series’ reports distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
89.81%	10.19%	100.00%	21.16%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Dec. 31, 2018, certain dividends paid by the Series may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Series from ordinary income reported as qualified income is 22.95%. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Smid Cap Core Series-24

Delaware Funds® by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President—Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas—UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	59	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011 )—J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President—Drexel University (August 2010–Present) President—Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation Committee and Governance Committee Member — Community Health Systems

Director — Drexel Morgan & Co.

Director and Audit Committee Member — vTv Therapeutics LLC

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

Smid Cap Core Series-25

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer—Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011)—University of Miami School of Business Administration President—U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas, Inc. (March 2018-Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013)—PNC Financial Services Group	59

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President—Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director and Audit Committee Member — Grange Insurance (2013-Present)

Trustee and Audit Committee Member — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present); WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director — International Securities Exchange (2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President—Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003)—3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Smid Cap Core Series-26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Smid Cap Core Series-27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPSCG 22047 (2/19) (730130)	Smid Cap Core Series-28

            Delaware VIP® Trust

            Delaware VIP High Yield Series

            December 31, 2018

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / sector allocation	6

Schedule of investments	7

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	12

Financial highlights	13

Notes to financial statements	15

Report of independent registered public accounting firm	23

Other Series information	24

Board of trustees / directors and officers addendum	27

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM), is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP High Yield Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP High Yield Series

Portfolio management review	January 8, 2019

For the fiscal year ended Dec. 31, 2018, Delaware VIP High Yield Series (the “Series”) Standard Class shares declined 4.47% and Service Class shares fell 4.76%. Both figures reflect all dividends reinvested. The Series outperformed its benchmark, the ICE BofAML US High Yield Constrained Index, which declined 2.27% for the same period.

High yield bonds posted negative returns during the Series’ fiscal year as concerns about Federal Open Market Committee (FOMC) rate decisions, rising trade tensions, slowing global growth, and declining oil prices all weighed on investors’ appetite for risk assets. Despite a supportive fundamental and technical backdrop for high yield throughout the fiscal year, fragile investor sentiment resulted in elevated volatility and roller-coaster-like performance as benchmark returns peaked in early October at +2.73% and finished 2018 at -2.27%. Over the Series’ fiscal year, credit spreads widened significantly, while default rates remained low by historical standards. (Source: Bloomberg.)

Key contributors to market volatility throughout the Series’ fiscal year were fluctuations in Treasury yields and West Texas Intermediate (WTI) oil prices. A rise in both Treasury yields and oil prices through the first three quarters of 2018 led to outperformance in the lower-quality, higher-beta (more volatile) credits in high yield, while the up-in-quality, more-duration-sensitive component of the market underperformed. Treasury yields rallied and credit risk sold off as trade tensions increased, concern about the outlook for global growth intensified, oil prices fell sharply, and FOMC rate moves came into question. Thus, the fourth quarter reversed direction as positive year-to-date returns gave way, with the energy sector leading to a significant selloff in lower-quality high yield.

From a valuation perspective, high yield spreads finished the Series’ fiscal year very close to historical averages, the result of a strong fundamental and technical backdrop offset by heightened concerns around the longevity of the current economic cycle. Light new-issue supply activity was a large contributor to the solid technical picture, as cash received from interest payments and principal repayments outweighed both the retail outflows from the market and the reduced volume of new-issue supply brought to market during the 12-month period.

During the fiscal year, the Series’ positioning in the energy, automotive, and healthcare sectors detracted from the Series’ performance. In contrast, the Series’ positioning in the technology, financial services, and retail sectors contributed to performance.

American Tire Distributors Inc. detracted from the Series’ relative performance during the fiscal year. The business suffered a negative credit event when Goodyear and Bridgestone — its two largest customers, representing about one-quarter of annual revenue – formed a joint venture to in-source distribution of their manufactured tires. Bonds issued by American Tire Distributors traded down sharply on the news, and we subsequently sold the Series’ position because of the company’s deteriorating long-term outlook.

Alta Mesa Holdings LP, an oil and natural gas exploration and production company, also detracted from performance. Its weaker-than-expected third-quarter earnings results, combined with a precipitous 11% drop in oil prices in October, depressed the company’s equity and bond prices. Bond prices continued to deteriorate further in the fourth quarter as oil prices fell 40% from a high in early October. We remain positive, however, on the longer-term fundamentals of the company and maintain our position in the bonds.

Finally, Tronox Inc., a titanium dioxide producer, detracted from returns for the year. In 2017, Tronox announced the acquisition of Cristal USA Inc. with the intention of selling certain Cristal assets in order to both alleviate any antitrust concerns surrounding the transaction and to enhance the combined company’s credit profile moving forward. In August 2018, the Federal Trade Commission (FTC) filed an injunction to block the acquisition. As a result, Tronox’s bonds sold off, detracting from overall Series’ performance. We think the transactions will ultimately be completed, and we maintain the Series’ position in the bonds.

A bank loan issued to Applied Systems Inc., a provider of software to the property and casualty insurance market, was the Series’ strongest contributor. Applied Systems reported positive earnings during the fiscal year. In our view, the company has used its favorable free-cash-flow profile and stable margins to reduce outstanding debt while continuing to build upon an already-dominant market share within its industry.

CDK Global Inc., a provider of integrated information technology and digital-marketing solutions, contributed to the Series’ return for the fiscal year. CDK Global was a mid-year issuer of bonds with a strong credit profile, a solid balance sheet, and robust free-cash-flow generation. This credit profile led to strong relative performance during the fourth-quarter selloff in the broader high yield market. We currently maintain a core position in the company’s bonds.

Finally, a position in CenturyLink Inc. contributed to the Series’ returns for the fiscal year. The integrated communications company reported solid earnings results as it delivered faster-than-expected significant synergies from its recent acquisition of Level 3 Communications Inc. Based on valuations, we exited the position during the period.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

High Yield Series-1

Delaware VIP® Trust — Delaware VIP High Yield Series

Portfolio management review (continued)	January 8, 2019

Although the economic backdrop for high yield bonds remains generally supportive, we are cognizant of various risk factors, including the continuation of the Federal Reserve’s monetary tightening cycle, volatility in domestic equity markets, and the unforeseen consequences of an escalating trade war on the global economy. With those risks in mind, we moved the Series’ duration component to neutral and, regarding credit quality, maintain an overweight allocation to what we view as our highest conviction names. At the sector level, we have reduced exposure to sectors, such as builders, building materials, and packaging. Meanwhile, we have retained an overweight allocation to banking and insurance brokers.

Given investors’ heightened sensitivity for the risk factors discussed above, and the resulting widening in high yield spreads, we believe both the possibility of an FOMC pause and an extension of the economic cycle have made high yield valuations more compelling. As such, we think achieving a proper balance between disciplined credit selection and duration risk remains the primary challenge in managing the Series. In this environment, credit selection could remain paramount, in which case we believe our bottom-up (bond by bond) approach to managing and constructing high yield portfolios may prove advantageous.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

High Yield Series-2

Delaware VIP® Trust — Delaware VIP High Yield Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP High Yield Series
Average annual total returns
For period ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	-4.47%	+5.13%	+1.59%	+9.37%	+6.45%

Service Class shares (commenced operations on May 1, 2000)	-4.76%	+4.87%	+1.33%	+9.10%	+5.55%

ICE BofAML US High Yield Constrained Index*	-2.27%	+7.27%	+3.83%	+11.02%	n/a

*Formerly known as the BofA Merrill Lynch US High Yield Constrained Index.

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.05%, while total operating expenses for Standard Class and Service Class shares were 0.75% and 1.05%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.75% of the Series’ average daily net assets from Jan. 1, 2018 through Dec. 31, 2018.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

*The aggregate contractual waiver period covering this report is from May 1, 2017 through May 1, 2019.

High Yield Series-3

Delaware VIP High Yield Series

Performance summary (continued)

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

For period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
— ICE BofAML US High Yield Constrained Index	$10,000	$28,434
— Delaware VIP High Yield Series (Standard Class)	$10,000	$24,494

The graph shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the ICE BofAML US High Yield Constrained Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The ICE BofAML US High Yield Constrained Index (formerly known as the BofA Merrill Lynch US High Yield Constrained Index) tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

High Yield Series-4

Delaware VIP® Trust — Delaware VIP High Yield Series
Disclosure of Series expenses
For the six-month period July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other

Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual Series return†
Standard Class	$1,000.00	$970.90	0.75%	$3.73
Service Class	1,000.00	968.70	1.05%	5.21

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.75%	$3.82
Service Class	1,000.00	1,019.91	1.05%	5.35

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

High Yield Series-5

Delaware VIP® Trust — Delaware VIP High Yield Series
Security type / sector allocation
As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Corporate Bonds	92.84%
Banking	3.62%
Basic Industry	13.63%
Capital Goods	4.35%
Consumer Cyclical	5.84%
Consumer Non-Cyclical	2.89%
Energy	18.18%
Healthcare	11.75%
Insurance	4.70%
Media	9.57%
Services	5.52%
Technology & Electronics	4.23%
Telecommunications	5.66%
Transportation	0.57%
Utilities	2.33%
Loan Agreements	6.11%
Common Stock	0.00%
Total Value of Securities	98.95%
Receivables and Other Assets Net of Liabilities	1.05%
Total Net Assets	100.00%

High Yield Series-6

Delaware VIP® Trust — Delaware VIP High Yield Series

Schedule of investments

December 31, 2018

	Principal amount°	Value (US $)

Corporate Bonds – 92.84%
Banking – 3.62%
Barclays 7.75%µy	1,035,000	$998,175
Credit Suisse Group
144A 6.25%#µy	865,000	820,478
144A 7.50%#µy	595,000	581,613
Lloyds Banking Group 7.50%µy	1,160,000	1,122,068
Popular 6.125% 9/14/23	1,340,000	1,332,469
Royal Bank of Scotland Group 8.625%µy	1,030,000	1,068,625
UBS Group Funding Switzerland 6.875%µy	1,145,000	1,102,063

		7,025,491

Basic Industry – 13.63%
BMC East 144A 5.50% 10/1/24 #	855,000	800,494
Boise Cascade 144A 5.625% 9/1/24 #	395,000	372,287
Cleveland-Cliffs 5.75% 3/1/25	1,540,000	1,389,850
First Quantum Minerals
144A 6.875% 3/1/26 #	510,000	411,187
144A 7.25% 5/15/22 #	1,080,000	1,005,750
144A 7.25% 4/1/23 #	580,000	512,575
Freeport-McMoRan
5.45% 3/15/43	1,335,000	1,022,944
6.875% 2/15/23	945,000	978,075
Hudbay Minerals
144A 7.25% 1/15/23 #	140,000	138,950
144A 7.625% 1/15/25 #	1,075,000	1,056,187
IAMGOLD 144A 7.00% 4/15/25 #	860,000	812,700
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	1,555,000	1,570,550
Lennar 5.875% 11/15/24	525,000	526,969
M/I Homes 5.625% 8/1/25	1,145,000	1,053,400
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	1,630,000	1,597,400
NOVA Chemicals 144A 5.25% 6/1/27 #	2,035,000	1,808,606
Novelis 144A 6.25% 8/15/24 #	663,000	624,877
Schweitzer-Mauduit International 144A 6.875% 10/1/26 #	1,095,000	1,032,037
Standard Industries 144A 6.00% 10/15/25 #	1,690,000	1,627,217
Starfruit Finco 144A 8.00% 10/1/26 #	1,715,000	1,590,663
Steel Dynamics 5.00% 12/15/26	1,638,000	1,556,100
Tronox Finance 144A 5.75% 10/1/25 #	2,665,000	2,168,644
William Lyon Homes 6.00% 9/1/23	1,180,000	1,067,900
Zekelman Industries 144A 9.875% 6/15/23 #	1,630,000	1,723,725

		26,449,087

Capital Goods – 4.35%
Anixter 144A 6.00% 12/1/25 #	1,095,000	1,089,525
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	1,085,000	1,004,298
Bombardier 144A 6.00% 10/15/22 #	555,000	523,087

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
Bombardier 144A 7.50% 3/15/25 #	555,000	$525,169
BWAY Holding 144A 7.25% 4/15/25 #	1,010,000	910,263
BWX Technologies 144A 5.375% 7/15/26 #	635,000	614,172
EnPro Industries 144A 5.75% 10/15/26 #	1,210,000	1,170,675
Intertape Polymer Group 144A 7.00% 10/15/26 #	1,095,000	1,084,050
TransDigm 6.375% 6/15/26	1,620,000	1,512,675

		8,433,914

Consumer Cyclical – 5.84%
AMC Entertainment Holdings 6.125% 5/15/27	1,950,000	1,677,000
Boyd Gaming 6.00% 8/15/26	1,695,000	1,591,181
ESH Hospitality 144A 5.25% 5/1/25 #	1,370,000	1,277,525
Golden Nugget 144A 8.75% 10/1/25 #	1,981,000	1,911,665
MGM Resorts International 5.75% 6/15/25	1,130,000	1,096,100
Penske Automotive Group 5.50% 5/15/26	1,055,000	985,106
Scientific Games International 10.00% 12/1/22	2,745,000	2,789,579

		11,328,156

Consumer Non-Cyclical – 2.89%
JBS USA
144A 5.75% 6/15/25 #	460,000	441,025
144A 6.75% 2/15/28 #	1,085,000	1,061,944
Minerva Luxembourg 144A 6.50% 9/20/26 #	640,000	598,406
Pilgrim’s Pride 144A 5.75% 3/15/25 #	945,000	890,663
Prestige Brands 144A 6.375% 3/1/24 #	1,075,000	1,042,750
Sigma Holdco 144A 7.875% 5/15/26 #	1,815,000	1,579,050

		5,613,838

Energy –18.18%
Alta Mesa Holdings 7.875% 12/15/24	3,035,000	1,896,875
AmeriGas Partners
5.625% 5/20/24	695,000	660,250
5.875% 8/20/26	1,205,000	1,105,588
Cheniere Corpus Christi Holdings 7.00% 6/30/24	1,235,000	1,306,013
Cheniere Energy Partners 5.25% 10/1/25	1,580,000	1,479,275
Chesapeake Energy
7.00% 10/1/24	480,000	417,600
8.00% 1/15/25	1,215,000	1,078,313
Crestwood Midstream Partners 5.75% 4/1/25	1,545,000	1,440,713
Diamond Offshore Drilling 7.875% 8/15/25	1,765,000	1,473,775

High Yield Series-7

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Ensco 7.75% 2/1/26	1,890,000	$1,408,050
Genesis Energy 6.50% 10/1/25	2,115,000	1,871,775
Gulfport Energy
6.375% 5/15/25	610,000	542,137
6.375% 1/15/26	1,470,000	1,275,225
Laredo Petroleum 6.25% 3/15/23	2,420,000	2,184,050
Murphy Oil 6.875% 8/15/24	2,335,000	2,328,059
Murphy Oil USA 5.625% 5/1/27	1,600,000	1,544,000
Nine Energy Service 144A 8.75% 11/1/23 #	630,000	601,650
Oasis Petroleum 144A 6.25% 5/1/26 #	1,320,000	1,112,100
Precision Drilling 144A 7.125% 1/15/26 #	1,895,000	1,639,175
SESI 7.75% 9/15/24	610,000	488,000
Southwestern Energy 7.75% 10/1/27	2,215,000	2,115,325
Summit Midstream Holdings 5.75% 4/15/25	1,125,000	1,040,625
Targa Resources Partners
5.375% 2/1/27	1,345,000	1,267,663
144A 5.875% 4/15/26 #	975,000	953,063
Transocean 144A 9.00% 7/15/23 #	1,560,000	1,558,050
Whiting Petroleum 6.625% 1/15/26	2,890,000	2,492,625

		35,279,974

Healthcare – 11.75%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	1,286,000	1,093,100
Bausch Health 144A 5.50% 11/1/25 #	1,110,000	1,039,237
Charles River Laboratories International 144A 5.50% 4/1/26 #	2,489,000	2,457,887
Encompass Health
5.75% 11/1/24	790,000	785,063
5.75% 9/15/25	1,335,000	1,308,300
Hadrian Merger 144A 8.50% 5/1/26 #	1,150,000	1,037,875
HCA
5.375% 2/1/25	1,140,000	1,114,350
5.875% 2/15/26	1,425,000	1,421,437
7.58% 9/15/25	580,000	617,700
Hill-Rom Holdings
144A 5.00% 2/15/25 #	535,000	510,925
144A 5.75% 9/1/23 #	860,000	863,225
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	1,735,000	1,622,225
Polaris Intermediate 144A PIK 8.50% 12/1/22#T	610,000	558,681
Surgery Center Holdings
144A 6.75% 7/1/25 #	1,010,000	863,550
144A 8.875% 4/15/21 #	1,840,000	1,844,600

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Healthcare (continued)
Tenet Healthcare
5.125% 5/1/25	610,000	$570,350
8.125% 4/1/22	2,035,000	2,047,719
Teva Pharmaceutical Finance Netherlands III 6.00% 4/15/24	1,870,000	1,805,764
WellCare Health Plans 144A 5.375% 8/15/26 #	1,285,000	1,243,237

		22,805,225

Insurance – 4.70%
Acrisure 144A 7.00% 11/15/25 #	610,000	523,075
AssuredPartners 144A 7.00% 8/15/25 #	2,230,000	2,021,004
HUB International 144A 7.00% 5/1/26 #	2,545,000	2,315,950
NFP 144A 6.875% 7/15/25 #	2,425,000	2,182,500
USIS Merger Sub 144A 6.875% 5/1/25 #	2,260,000	2,082,500

		9,125,029

Media – 9.57%
Altice Luxembourg 144A 7.75% 5/15/22 #	2,595,000	2,371,181
CCO Holdings
144A 5.50% 5/1/26 #	160,000	154,200
144A 5.75% 2/15/26 #	2,065,000	2,028,863
144A 5.875% 5/1/27 #	2,010,000	1,954,725
CSC Holdings
6.75% 11/15/21	1,740,000	1,787,850
144A 7.50% 4/1/28 #	945,000	947,363
144A 7.75% 7/15/25 #	530,000	540,600
Gray Escrow 144A 7.00% 5/15/27 #	1,195,000	1,168,017
Gray Television 144A 5.875% 7/15/26 #	1,035,000	967,518
Radiate Holdco 144A 6.625% 2/15/25 #	1,380,000	1,197,150
Sirius XM Radio 144A 5.375% 4/15/25 #	2,050,000	1,950,063
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	2,525,000	2,323,000
VTR Finance 144A 6.875% 1/15/24 #	1,170,000	1,174,387

		18,564,917

Services – 5.52%
Advanced Disposal Services 144A 5.625% 11/15/24 #	1,245,000	1,223,213
Ashtead Capital 144A 5.25% 8/1/26 #	1,020,000	989,400
Avis Budget Car Rental 144A 6.375% 4/1/24 #	900,000	864,000
Covanta Holding 5.875% 7/1/25	735,000	678,956
GEO Group
5.875% 10/15/24	210,000	186,375
6.00% 4/15/26	1,005,000	885,656
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,235,000	1,130,025
Prime Security Services Borrower 144A 9.25% 5/15/23 #	426,000	440,377
TMS International 144A 7.25% 8/15/25 #	870,000	815,625

High Yield Series-8

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Services (continued)
United Rentals North America
5.50% 5/15/27	730,000	$678,900
5.875% 9/15/26	1,025,000	969,906
6.50% 12/15/26	730,000	720,875
WeWork 144A 7.875% 5/1/25 #	1,270,000	1,133,475

		10,716,783

Technology & Electronics – 4.23%
CDK Global 5.875% 6/15/26	2,215,000	2,226,739
CommScope Technologies
144A 5.00% 3/15/27 #	2,307,000	1,874,437
144A 6.00% 6/15/25 #	590,000	539,850
Genesys Telecommunications Laboratories 144A 10.00% 11/30/24 #	1,285,000	1,349,250
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	580,000	566,950
RP Crown Parent 144A 7.375% 10/15/24 #	1,638,000	1,654,380

		8,211,606

Telecommunications – 5.66%
C&W Senior Financing 144A
7.50% 10/15/26 #	1,255,000	1,209,506
Level 3 Financing 5.375% 5/1/25	1,949,000	1,832,060
Sprint
7.125% 6/15/24	1,225,000	1,217,111
7.625% 3/1/26	605,000	598,950
7.875% 9/15/23	1,650,000	1,697,437
Sprint Capital 8.75% 3/15/32	490,000	518,175
T-Mobile USA 6.50% 1/15/26	1,189,000	1,215,753
Zayo Group 6.375% 5/15/25	2,875,000	2,684,531

		10,973,523

Transportation – 0.57%
DAE Funding 144A 5.75% 11/15/23 #	1,110,000	1,101,675

		1,101,675

Utilities – 2.33%
Calpine
5.75% 1/15/25	2,550,000	2,339,625
144A 5.875% 1/15/24 #	1,180,000	1,159,350
Vistra Operations 144A 5.50% 9/1/26 #	1,065,000	1,029,056

		4,528,031

Total Corporate Bonds (cost $194,309,444)		180,157,249

	Principal amount°	Value (US $)

Loan Agreements – 6.11%
AI Ladder Luxembourg Subco Tranche B 1st Lien 7.02% (LIBOR06M + 4.50%) 7/2/25 •	607,058	$602,505
Air Medical Group Holdings Tranche B 1st Lien 0.00% 4/28/22 • X	555,000	517,934
Applied Systems 2nd Lien 9.522% (LIBOR01M + 7.00%) 9/19/25 •	2,320,000	2,302,600
Blue Ribbon 1st Lien 6.387% (LIBOR01M + 4.00%) 11/13/21 •	675,319	625,092
CH Hold 2nd Lien 9.772% (LIBOR01M + 7.25%) 2/1/25 •	340,000	338,300
Community Health Systems Tranche H 1st Lien 5.957% (LIBOR03M + 3.25%) 1/27/21 •	1,755,379	1,686,481
Frontier Communications Tranche B1 1st Lien 6.28% (LIBOR01M + 3.75%) 6/15/24 •	1,414,860	1,314,052
Kronos 2nd Lien 9.25% (LIBOR03M + 8.25%) 11/1/24 •	922,000	913,212
Solenis International Tranche B 2nd Lien 11.207% (LIBOR03M + 8.50%) 6/18/24 =•	1,200,000	1,140,000
Summit Midstream Partners Holdings Tranche B 1st Lien 8.522% (LIBOR01M + 6.00%) 5/21/22 •	513,967	505,829
Vantage Specialty Chemicals 2nd Lien 10.777% (LIBOR03M + 8.25%) 10/26/25 •	570,000	562,875
Vantage Specialty Chemicals Tranche B 1st Lien 6.012% (LIBOR02M + 3.50%) 10/28/24 •	613,800	595,386
Verscend Holding Tranche B 1st Lien 7.022% (LIBOR01M + 4.50%) 8/27/25 •	596,750	578,847
Visual Comfort Group 2nd Lien 10.522% (LIBOR01M + 8.00%) 2/28/25 =•	180,143	180,764

Total Loan Agreements (cost $12,208,144)		11,863,877

	Number of shares
Common Stock – 0.00%
Century Communications =†	2,820,000	0

Total Common Stock (cost $85,371)		0

Total Value of Securities – 98.95%
(cost $206,602,959)	$192,021,126

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2018, the aggregate value of Rule 144A securities was $97,961,452, which represents 50.48% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

❆ PIK. 100% of the income received was in the form of cash.

High Yield Series-9

Delaware VIP® High Yield Series

Schedule of investments (continued)

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2018. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Dec. 31, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Summary of abbreviations:

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR02M – ICE LIBOR USD 2 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

USD – US dollar

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-10

Delaware VIP® Trust — Delaware VIP High Yield Series
Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$192,021,126
Cash	780,002
Dividend and interest receivable	3,308,159
Receivable for securities sold	2,091,412
Other assets[2]	920,913
Receivable for series shares sold	23,473

Total assets	199,145,085

Liabilities:
Contingent liabilities[2]	3,069,708
Payable for securities purchased	1,677,756
Payable for series shares redeemed	144,951
Investment management fees payable to affiliates	112,299
Other accrued expenses	45,948
Distribution fees payable to affiliates	31,806
Audit and tax fees payable	4,450
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,327
Accounting and administration expenses payable to affiliates	1,025
Trustees’ fees and expenses payable	534
Legal fees payable to affiliates	370
Reports and statements to shareholders expenses payable to affiliates	144

Total liabilities	5,090,318

Total Net Assets	$194,054,767

Net Assets Consist of:
Paid-in capital	$229,246,903
Total distributable earnings (loss)	(35,192,136)

Total Net Assets	$194,054,767

Net Asset Value:
Standard Class:
Net assets	$75,568,094
Shares of beneficial interest outstanding, unlimited authorization, no par	16,179,512
Net asset value per share	$4.67

Service Class:
Net assets	$118,486,673
Shares of beneficial interest outstanding, unlimited authorization, no par	25,479,883
Net asset value per share	$4.65

[1] Investments, at cost	$206,602,959
[2] See Note 11 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-11

Delaware VIP® Trust —

Delaware VIP High Yield Series

Statement of operations

Year ended December 31, 2018

Investment Income:
Interest	$14,916,909
Dividends	29,202

14,946,111

Expenses:
Management fees	1,530,332
Distribution expenses – Service Class	418,999
Accounting and administration expenses	75,942
Reports and statements to shareholders expenses	51,973
Audit and tax fees	41,768
Dividend disbursing and transfer agent fees and expenses	19,781
Legal fees	12,667
Trustees’ fees and expenses	11,313
Custodian fees	9,005
Registration fees	245
Other	20,583

2,192,608
Less expenses waived	(4,264)
Less waived distribution expenses – Service Class	(24,082)
Less expenses paid indirectly	(2,228)

Total operating expenses	2,162,034

Net Investment Income	12,784,077

Net Realized and Unrealized Loss:
Net realized loss on investments	(2,031,094)
Net change in unrealized appreciation (depreciation) of investments	(21,186,613)

Net Realized and Unrealized Loss	(23,217,707)

Net Decrease in Net Assets Resulting from Operations	$(10,433,630)

Delaware VIP Trust —

Delaware VIP High Yield Series

Statements of changes in net assets

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,784,077	$13,979,544
Net realized gain (loss)	(2,031,094)	6,015,882
Net change in unrealized appreciation (depreciation)	(21,186,613)	(856,110)

Net increase (decrease) in net assets resulting from operations	(10,433,630)	19,139,316

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(5,963,938)	(6,549,527)
Service Class	(8,454,447)	(9,180,849)

	(14,418,385)	(15,730,376)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	15,912,072	10,888,207
Service Class	16,527,138	5,659,487
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,963,938	6,549,527
Service Class	8,454,447	9,180,849

	46,857,595	32,278,070

Cost of shares redeemed:
Standard Class	(38,683,697)	(29,111,594)
Service Class	(41,242,107)	(28,045,480)

	(79,925,804)	(57,157,074)

Decrease in net assets derived from capital share transactions	(33,068,209)	(24,879,004)

Net Decrease in Net Assets	(57,920,224)	(21,470,064)

Net Assets:
Beginning of year	251,974,991	273,445,055

End of year[1]	$194,054,767	$251,974,991

[1]

Net Assets – End of year includes undistributed net investment income of $14,407,921 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Nov. 30, 2018, the Fund has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Nov. 30, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$(6,549,527)	$(9,180,849)

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-12

Delaware VIP® Trust — Delaware VIP High Yield Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$5.20	$5.14	$4.89	$5.67	$6.19

Income (loss) from investment operations:
Net investment income[1]	0.28	0.28	0.29	0.34	0.34
Net realized and unrealized gain (loss)	(0.50)	0.09	0.32	(0.67)	(0.34)

Total from investment operations	(0.22)	0.37	0.61	(0.33)	—

Less dividends and distributions from:
Net investment income	(0.31)	(0.31)	(0.36)	(0.37)	(0.42)
Net realized gain	—	—	—	(0.08)	(0.10)

Total dividends and distributions	(0.31)	(0.31)	(0.36)	(0.45)	(0.52)

Net asset value, end of period	$4.67	$5.20	$5.14	$4.89	$5.67

Total return[2]	(4.47% )	7.49%	13.16%	(6.60% )	(0.29% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,568	$102,359	$112,614	$111,748	$139,666
Ratio of expenses to average net assets	0.75%	0.75%	0.74%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived	0.75%	0.75%	0.75%	0.76%	0.75%
Ratio of net investment income to average net assets	5.60%	5.35%	5.95%	6.25%	5.67%
Ratio of net investment income to average net assets prior to fees waived	5.60%	5.35%	5.94%	6.24%	5.67%
Portfolio turnover	96%	86%	112%	99%	103%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-13

Delaware VIP® High Yield Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$5.18	$5.12	$4.87	$5.65	$6.17

Income (loss) from investment operations:
Net investment income[1]	0.26	0.26	0.28	0.32	0.33
Net realized and unrealized gain (loss)	(0.49)	0.10	0.32	(0.66)	(0.34)

Total from investment operations	(0.23)	0.36	0.60	(0.34)	(0.01)

Less dividends and distributions from:
Net investment income	(0.30)	(0.30)	(0.35)	(0.36)	(0.41)
Net realized gain	—	—	—	(0.08)	(0.10)

Total dividends and distributions	(0.30)	(0.30)	(0.35)	(0.44)	(0.51)

Net asset value, end of period	$4.65	$5.18	$5.12	$4.87	$5.65

Total return[2]	(4.76% )	7.26%	12.91%	(6.87% )	(0.54% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$118,487	$149,616	$160,831	$162,513	$208,177
Ratio of expenses to average net assets	1.03%	1.00%	0.99%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived	1.05%	1.05%	1.05%	1.06%	1.05%
Ratio of net investment income to average net assets	5.32%	5.10%	5.70%	6.00%	5.42%
Ratio of net investment income to average net assets prior to fees waived	5.30%	5.05%	5.64%	5.94%	5.37%
Portfolio turnover	96%	86%	112%	99%	103%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-14

Delaware VIP® Trust — Delaware VIP High Yield Series

Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2018, the Series held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial

High Yield Series-15

Delaware VIP® High Yield Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $2,227 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.75% of the Series’ average daily net assets from Jan. 1, 2018 through Dec. 31, 2018.* The waiver and reimbursement are accrued daily and received monthly. This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2018, the Series was charged $12,892 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $17,658 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the Series was charged $6,997 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2018 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a

High Yield Series-16

Delaware VIP® High Yield Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2018, the Series engaged in Rule 17a-7 securities purchases of $864,485 and securities sales of $1,101,315, which resulted in net realized loss of $(4,279).

*The aggregate contractual waiver period covering this report is from May 1, 2017 through May 1, 2019.

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$216,635,967
Sales	243,786,596

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$207,009,746	$53,246	$(15,041,866)	$(14,988,620)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

High Yield Series-17

Delaware VIP® High Yield Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

Securities	Level 2	Level 3	Total
Assets:
Corporate Debt	$180,157,249	$—	$180,157,249
Loan Agreements[1]	10,543,113	1,320,764	11,863,877
Common Stock	—	—	—

Total Value of Securities	$190,700,362	$1,320,764	$192,021,126

1Security type is valued across multiple levels. Level 2 investments represent investments with observable inputs or matrix priced investments and Level 3 investments represent investments without observable inputs. The amount attributed to Level 2 investments and Level 3 investments represents the following percentages of the total market value of these security types:

	Level 2	Level 3	Total
Loan Agreements	88.87%	11.13%	100.00%

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 Investments inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary Income	$14,418,385	$15,730,376

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$229,246,903
Undistributed ordinary income	13,307,614
Troubled debt litigation	(2,148,795)
Capital loss carryforwards	(31,362,335)
Net unrealized depreciation of investments	(14,988,620)

Net assets	$194,054,767

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

High Yield Series-18

Delaware VIP® High Yield Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

At Dec. 31, 2018, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
No Expiration
Short-term	Long-term	Total
$12,965,862	$18,396,473	$31,362,335

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	3,232,018	2,099,882
Service Class	3,276,383	1,099,990

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,229,678	1,315,166
Service Class	1,746,787	1,847,253

	9,484,866	6,362,291

Shares redeemed:
Standard Class	(7,968,834)	(5,642,605)
Service Class	(8,437,338)	(5,468,226)

	(16,406,172)	(11,110,831)

Net decrease	(6,921,306)	(4,748,540)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The revolving line of credit available was reduced from $155,000,000 to 130,000,0000 on Sept. 6, 2018. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the period then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral

High Yield Series-19

Delaware VIP® High Yield Series

Notes to financial statements (continued)

8. Securities Lending (continued)

requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

9. Credit and Market Risk

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

High Yield Series-20

Delaware VIP® High Yield Series

Notes to financial statements (continued)

9. Credit and Market Risk (continued)

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. Management believes the matter subject to the litigation notice may lead to a recovery from the Series of certain amounts received by the Series because a US Court of Appeals has ruled that the Series and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based on the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Series (and other similarly situated lenders) should not have received payment in full. Based on currently available information related to the litigation and the Series’ potential exposure, the Series recorded a contingent liability of $3,069,708 and an asset of $920,913 based on the expected recoveries to unsecured creditors as of Dec. 31, 2018 that resulted in a net decrease in the Series’ NAV to reflect this potential recovery.

12. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

High Yield Series-21

Delaware VIP® High Yield Series

Notes to financial statements (continued)

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

High Yield Series-22

Delaware VIP® Trust — Delaware VIP High Yield Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP High Yield Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP High Yield Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

High Yield Series-23

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP High Yield Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP High Yield Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board as satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5- and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3- and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year and 5-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was mixed. In evaluating the Series’ performance, the Board considered the Series’ short-term performance results, which were strong, and consequently, the Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class

High Yield Series-24

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP High Yield Series (continued)

shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for the Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2018, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Board consideration of sub-advisory agreement for Delaware VIP High Yield Series

At a meeting held on Nov. 14-15, 2018, the Board of Trustees of Delaware VIP High Yield Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) for the Series. MIMAK may also be referenced as “sub-advisor” below.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of its key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, extent, and quality of services that MIMAK would provide as a sub-advisor to the Series. The Trustees considered the types of services to be provided by MIMAK in connection with DMC’s management of the Series, and the qualifications and experience of MIMAK’s research team. The Board considered MIMAK’s organization, personnel, and operations.

High Yield Series-25

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board consideration of sub-advisory agreement for Delaware VIP High Yield Series (continued)

The Trustees also considered Management’s review and recommendation process with respect to MIMAK, and Management’s favorable assessment as to the nature, extent, and quality of the research services to be provided by MIMAK, as well as MIMAK’s ability to render such services based on its experience, organization and resources, were appropriate for the Series, in light of the Series’ investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by MIMAK, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to MIMAK’s on-the-ground research expertise, perspective, and resources.

Sub-advisory fees. The Board considered that DMC would not pay fees in connection with MIMAK’s services. The Board concluded that, in light of the quality and extent of the services to be provided and the nature of the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMAK would provide investment recommendations and ideas, including with respect to specific securities, but that DMC’s portfolio managers for the Series would retain portfolio management discretion over the Series.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Series investors as assets in the Series increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

High Yield Series-26

Delaware Funds® by Macquarie

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE
Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	59	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation Committee and Governance Committee Member — Community Health Systems

Director —

Drexel Morgan & Co.

Director and Audit Committee Member —

vTv Therapeutics LLC

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

High Yield Series-27

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas, Inc. (March 2018-Present)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North

America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director and Audit Committee Member — Grange Insurance (2013-Present)

Trustee and Audit Committee Member — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present); WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director — International Securities Exchange (2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

High Yield Series-28

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

High Yield Series-29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/ vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPHY 22042 (2/19) (730130)	High Yield Series-30

Delaware VIP® Trust

Delaware VIP International Value Equity Series

December 31, 2018

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / country and sector allocations	6

Schedule of investments	7

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	14

Report of independent registered public accounting firm	23

Other Series information	24

Board of trustees/directors and officers addendum	26

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM), is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP International Value Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Portfolio management review	January 8, 2019

For the fiscal year ended Dec. 31, 2018, Delaware VIP International Value Equity Series (the “Series”) Standard Class shares declined 17.64% and Service Class shares fell 17.90%. Both figures reflect all dividends reinvested. The Series’ benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, declined 13.79% (net) and 13.36% (gross) for the same period.

After remarkably steady improvement in the market’s appreciation of global economic drivers for the duration of 2017, uncertainty regained prominence in 2018. Though major economies remained within uptrends, and stimulus in many regions remained in play, leading sentiment measures generally cooled. Meanwhile, unsettled political conditions, both within major economic blocs and with respect to the trade regimes between them, fueled concerns about the durability of the current cycle of global growth. Stocks reflected this growing skepticism through higher volatility, lack of a clear market direction, and a mix of performance that favored stable, defensive characteristics.

• The US Federal Reserve’s rate increases were accompanied by Chairman Jerome H. Powell’s comments indicating confident satisfaction that the economy was on a solid track. Jobs continued to grow, retail and industrial activity remained on firm footing, and inflation was contained. However, some leading indicators such as the Purchasing Managers’ Index (PMI) showed pronounced signs of slowing, trade tensions continued to increase, and domestic politics remained unsettled. Although the solid returns of US equities through September faltered during the fourth quarter’s selloff, the perception of the United States as a safe haven against rising risks elsewhere kept it well ahead of global alternatives for the year.

• Economic sentiment indicators in Europe, while remaining positive declined significantly from the high readings that prevailed in late 2017. Ongoing concerns with the Italian government’s ability to fund its budgetary ambitions were compounded by a currency crisis in Turkey, demonstrations in France, trade-tension worries, and an uncertain outcome of Brexit negotiations. Although these troubles were manifest in heightened volatility of equity performance rather than in absolute declines for most of the year, the contrast with the US was clear. Despite the slowdown in the region, the European Central Bank ended its quantitative-easing program in December.

• Japan’s relatively stable but uninspiring economic indicators were reflected in a similarly undistinguished equity market trajectory for the year. Positive investor response to 2.8% annualized gross domestic product (GDP) growth for the second quarter and strong electoral endorsement for Shinzo Abe’s government were offset by continued concerns regarding trade tensions and contraction to a -2.5% annualized GDP growth rate for the third quarter — the worst downturn since the second quarter of 2014. The nation was disrupted by several natural disasters during the year (flooding, a heat wave, a typhoon and an earthquake), affecting businesses, production, and tourism.

• Emerging markets bore the brunt of fears related to the future of the global trading regime. China, having the most prominently mentioned role in global supply chains, was most commonly cited as the area of concern more broadly affecting emerging markets. There were few pockets of strength, with Brazil and Russia among the major emerging markets outperforming the MSCI ACWI (All Country World Index).

With late-cycle patterns of relative performance presenting a challenge to the Series’ value style, the Series underperformed the benchmark primarily due to adverse stock selection.

On a sector basis, weak stock selection in financials, consumer discretionary, consumer staples, and industrials more than offset strong stock selection in healthcare, information technology, and materials.

Overall sector allocation was negative. The adverse effect of an underexposure to utilities and overexposure to consumer discretionary and industrials more than offset the favorable effect of underweight exposures to materials and financials. On a regional basis, weak stock selection in the euro zone, Japan, United Kingdom, and Asia Pacific ex Japan more than offset strong selection in Europe ex euro zone.

Overall regional allocation was positive, with the favorable effect of exposure to Canada and emerging markets more than offsetting the adverse effect of an underweight exposure to Asia Pacific ex Japan. Net currency effect was positive primarily due to an underweight exposure to the Australian dollar, which more than offset the unfavorable effect of exposure to the Canadian dollar. An average 1.1% cash position also contributed to performance for the period.

The Series’ trading activity during the fiscal year included eliminating and trimming some holdings and redeploying the proceeds into new names and positions that we viewed as attractively valued. This activity involved a variety of sectors and regions but did not result in material changes to the Series’ portfolio positioning.

The confluence of economics and politics found interesting expression in equity-price movements during the fiscal year, but uniformity was not among its main traits. On the economic front, the Fed’s now well-established shift toward monetary normalization contrasted with earlier phases of recovery in Europe and Japan, where interest rates remain extremely low. The market responses one might expect under these conditions, such as relative outperformance by late-cycle secular growth in the US and a more procyclical mix of performance in other regions, was only partly borne out in a period

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

International Value Equity Series-1

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Portfolio management review (continued)	January 8, 2019

that saw abrupt and inconsistent rotations of leadership within an overall market that seemed to lack clear direction. The overlay of political events may help explain the market’s performance during the year, but it leaves uncertainty regarding the future.

Adapting to change is a key part of competitive success. While mindful of the potential of macro drivers to steer markets both up and down, we focus on the power of strong management teams and the competitive strength of individual companies with durable franchises to transcend the speculative cycles to which they happen to have some exposure.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

International Value Equity Series-2

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP International Value Equity Series
Average annual total returns
For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Oct. 29, 1992)	-17.64%	+1.68%	-0.71%	+5.73%	+5.91%

Service Class shares (commenced operations on May 1, 2000)	-17.90%	+1.40%	-0.96%	+5.47%	+3.95%

MSCI EAFE Index (net)	-13.79%	+2.87%	+0.53%	+6.32%	n/a

MSCI EAFE Index (gross)	-13.36%	+3.38%	+1.00%	+6.81%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.27%, while total operating expenses for Standard Class and Service Class shares were 1.06% and 1.36%, respectively. The management fee for Standard Class and Service Class shares was 0.85%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.04% of the Series’ average daily net assets from April 30, 2018 through Dec. 31, 2018.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 30, 2018 through April 30, 2019.

International Value Equity Series-3

Delaware VIP® International Value Equity Series

Performance summary (continued)

For period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
– – MSCI EAFE Index (gross)	$10,000	$19,328
--- MSCI EAFE Index (net)	$10,000	$18,452
–– Delaware VIP International Value Equity Series (Standard Class)	$10,000	$17,450

The graph shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI ACWI (All Country World Index), mentioned on page 1, is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide.

The Purchasing Managers’ Index, mentioned on page 1, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

International Value Equity Series-4

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Disclosure of Series expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual Series return†
Standard Class	$1,000.00	$ 878.10	1.04%	$4.92
Service Class	1,000.00	876.30	1.34%	6.34
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,019.96	1.04%	$5.30
Service Class	1,000.00	1,018.45	1.34%	6.82

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

International Value Equity Series-5

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Security type / country and sector allocations

As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock by Country	98.76%
Australia	0.45%
Canada	4.85%
China/Hong Kong	9.33%
Denmark	2.40%
France	17.70%
Germany	4.25%
Indonesia	2.38%
Italy	2.76%
Japan	20.83%
Netherlands	4.69%
Panama	1.34%
Republic of Korea	2.08%
Russia	0.88%
Singapore	1.02%
Spain	1.84%
Sweden	3.80%
Switzerland	3.45%
United Kingdom	14.71%
Short-Term Investments	0.47%
Securities Lending Collateral	0.02%
Total Value of Securities	99.25%
Obligation to Return Securities Lending Collateral	(0.02%)
Receivables and Other Assets Net of Liabilities	0.77%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	19.90%
Consumer Staples	7.88%
Energy	5.85%
Financials	18.19%
Healthcare	11.41%
Industrials	20.54%
Information Technology	6.18%
Materials	2.84%
Telecommunication Services	4.83%
Utilities	1.14%
Total	98.76%

International Value Equity Series-6

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Schedule of investments

December 31, 2018

	Number of	Value
	shares	(US $)

Common Stock – 98.76% Δ
Australia – 0.45%
Coca-Cola Amatil	34,302	$197,875

		197,875

Canada – 4.85%
Alamos Gold Class A	40,868	146,983
CGI Group Class A †	19,114	1,169,073
Suncor Energy	24,700	689,870
Yamana Gold	54,383	127,871

		2,133,797

China/Hong Kong – 9.33%
CNOOC	549,000	848,337
Sinopharm Group Class H	137,598	578,121
Techtronic Industries	205,359	1,090,982
Yue Yuen Industrial Holdings	494,500	1,581,920

		4,099,360

Denmark – 2.40%
Carlsberg Class B	9,909	1,054,111

		1,054,111

France – 17.70%
AXA	49,179	1,062,589
Cie Generale des Etablissements Michelin	10,443	1,037,371
Kering	2,248	1,060,136
Publicis Groupe	6,015	345,136
Sanofi	9,016	781,574
Teleperformance	5,161	825,485
TOTAL	19,518	1,032,712
Valeo	12,934	378,036
Vinci	15,231	1,256,815

		7,779,854

Germany – 4.25%
Bayerische Motoren Werke	10,876	882,100
Deutsche Post	36,087	985,508

		1,867,608

Indonesia – 2.38%
Bank Rakyat Indonesia Persero	4,099,175	1,044,299

		1,044,299

Italy – 2.76%
Leonardo	59,965	528,305
UniCredit	60,285	682,842

		1,211,147

Japan – 20.83%
East Japan Railway	10,956	967,526
Hitachi	23,800	630,944
ITOCHU	98,135	1,666,606
Matsumotokiyoshi Holdings	23,400	719,474
MINEBEA MITSUMI *	98,200	1,416,045
Mitsubishi UFJ Financial Group	229,735	1,127,460
Nippon Telegraph & Telephone	28,518	1,163,515
Nitori Holdings	858	107,456

	Number of	Value
	shares	(US $)

Common Stock Δ (continued)
Japan (continued)
Toyota Motor	23,443	$1,357,035

		9,156,061

Netherlands – 4.69%
ING Groep	75,176	810,511
Koninklijke Philips	35,245	1,249,014

		2,059,525

Panama – 1.34%
Copa Holdings Class A	7,500	590,325

		590,325

Republic of Korea – 2.08%
Samsung Electronics	26,270	914,504

		914,504

Russia – 0.88%
Mobile TeleSystems ADR	55,300	387,100

		387,100

Singapore – 1.02%
United Overseas Bank	24,900	448,874

		448,874

Spain – 1.84%
Banco Santander	177,930	809,949

		809,949

Sweden – 3.80%
Nordea Bank	130,330	1,097,144
Tele2 Class B	45,029	574,290

		1,671,434

Switzerland – 3.45%
Novartis	17,705	1,516,332

		1,516,332

United Kingdom – 14.71%
Imperial Brands	49,292	1,493,412
Meggitt	131,827	791,406
National Grid	51,545	502,074
Playtech	184,154	903,682
Rio Tinto	20,507	974,956
Shire	15,242	887,835
Standard Chartered	117,339	911,271

		6,464,636

Total Common Stock (cost $46,316,979)		43,406,791

	Principal
	amount°

Short–Term Investments – 0.47%
Discount Note – 0.07% ≠
Federal Home Loan Bank 1.048% 1/2/19	30,061	30,061

		30,061

International Value Equity Series–7

Delaware VIP® International Value Equity Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
Repurchase Agreements – 0.35%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $18,791 (cash collateralized of $18,788)	18,788	$18,788
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $51,675 (collateralized by US government obligations 0.00%-3.75% 1/24/19-2/15/47; market value $52,701)	51,668	51,668
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $84,500 (collateralized by US government obligations 0.00%-8.00% 2/15/19-8/15/46; market value $86,176)	84,486	84,486

		154,942

US Treasury Obligation – 0.05% ≠
US Treasury Bill 1.494% 1/3/19	20,396	20,395

		20,395

Total Short-Term Investments (cost $205,396)		205,398

Total Value of Securities Before Securities Lending Collateral – 99.23% (cost $46,522,375)		43,612,189

	Principal	Value
	amount°	(US $)

Securities Lending Collateral – 0.02% **
Repurchase Agreements – 0.02%
Bank of Montreal 2.85%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $2,222 (collateralized by US government obligations 0.00%-3.375% 1/10/19-9/9/49; market value $2,266)	2,222	$2,222
Bank of Nova Scotia 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $2,222 (collateralized by US government obligations 0.125%-7.875% 3/31/19-11/15/23; market value $2,267)	2,222	2,222
Credit Agricole 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $2,222 (collateralized by US government obligations 2.75% 9/9/49; market value $2,266)	2,222	2,222
JP Morgan Securities 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $657 (collateralized by US government obligations 2.25% 9/9/49; market value $670)	657	657
Merrill Lynch, Pierce, Fenner & Smith 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $2,222 (collateralized by US government obligations 1.25% 8/31/19; market value $2,266)	2,222	2,222

Total Securities Lending Collateral (cost $9,545)		9,545

Total Value of Securities - 99.25% (cost $46,531,920)	$43,621,734∎

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
≠	The rate shown is the effective yield at the time of purchase.
∎	Includes $8,652 of securities loaned.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income producing security.

International Value Equity Series-8

Delaware VIP® International Value Equity Series

Schedule of investments (continued)

Summary of abbreviations:

ADR – American Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of financial statements.

International Value Equity Series-9

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$43,612,189
Short-term investments held as collateral for loaned securities, at value[2]	9,545
Foreign currencies, at value[3]	160,012
Cash	42,029
Foreign tax reclaims receivable	231,915
Dividends and interest receivable	27,399
Receivable for series shares sold	1,361
Securities lending income receivable	98

Total assets	44,084,548

Liabilities:
Payable for series shares redeemed	65,272
Investment management fees payable to affiliates	29,707
Accounting and Administration expenses payable	10,272
Obligation to return securities lending collateral	9,150
Audit and tax fees payable	5,921
Custody fees payable	4,895
Pricing fees payable	4,640
Other accrued expenses	3,945
Accounting and administration expenses payable to affiliates	486
Dividend disbursing and transfer agent fees and expenses payable to affiliates	282
Distribution fees payable to affiliates	137
Trustees’ fees and expenses payable	114
Legal fees payable to affiliates	83
Reports and statements to shareholders expenses payable to affiliates	33
Other liabilities	396

Total liabilities	135,333

Total Net Assets	$43,949,215

Net Assets Consist of:
Paid-in capital	$45,773,868
Total distributable earnings (loss)	(1,824,653)

Total Net Assets	$43,949,215

Net Assets Value:
Standard Class:
Net assets	$43,416,463
Shares of beneficial interest outstanding, unlimited authorization, no par	4,046,356
Net asset value per share	$10.73

Service Class:
Net assets	$532,752
Shares of beneficial interest outstanding, unlimited authorization, no par	49,785
Net asset value per share	$10.70

[1]Investments, at cost	$46,522,375
[2]Short-term investments held as collateral for loaned securities, at cost	9,545
[3]Foreign currencies, at cost	162,388

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-10

Delaware VIP® Trust —

Delaware VIP International Value Equity Series

Statement of operations

Year ended December 31, 2018

Investment Income:
Dividends	$1,813,020
Interest	12,149
Securities lending income	5,196
Foreign tax withheld	(203,008)

1,627,357

Expenses:
Management fees	422,677
Accounting and administration expenses	42,859
Audit and tax fees	38,647
Custodian fees	16,315
Legal fees	5,306
Dividend disbursing and transfer agent fees and expenses	4,254
Trustees’ fees and expenses	2,391
Reports and statements to shareholders expenses	1,677
Distribution expenses – Service Class	1,431
Registration fees	487
Other	12,774

548,818
Less expenses waived	(18,079)
Less waived distribution expenses – Service Class	(67)
Less expenses paid indirectly	(84)

Total operating expenses	530,588

Net Investment Income	1,096,769

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	914,497
Foreign currencies	4,857
Foreign currency exchange contracts	(24,795)

Net realized gain	894,559

Net change in unrealized appreciation (depreciation) of:
Investments	(11,320,814)
Foreign currencies	(9,710)
Foreign currency exchange contracts	(1,166)

Net change in unrealized appreciation (depreciation)	(11,331,690)

Net Realized and Unrealized Loss	(10,437,131)

Net Decrease in Net Assets Resulting from Operations	$(9,340,362)

Delaware VIP Trust —

Delaware VIP International Value Equity Series

Statements of changes in net assets

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,096,769	$1,400,760
Net realized gain	894,559	5,489,673
Net change in unrealized appreciation (depreciation)	(11,331,690)	7,738,626

Net increase (decrease) in net assets resulting from operations	(9,340,362)	14,629,059

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(1,385,108)	(1,129,739)
Service Class	(11,061)	(6,001)

	(1,396,169)	(1,135,740)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	4,315,587	6,665,216
Service Class	319,083	749,808
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,385,108	1,129,739
Service Class	11,061	6,001

	6,030,839	8,550,764

Cost of shares redeemed:
Standard Class	(3,274,187)	(35,220,387)
Service Class	(45,267)	(811,874)

	(3,319,454)	(36,032,261)

Increase (Decrease) in net assets derived from capital share transactions	2,711,385	(27,481,497)

Net Decrease in Net Assets	(8,025,146)	(13,988,178)

Net Assets:
Beginning of year	51,974,361	65,962,539

End of year[1]	$43,949,215	$51,974,361

[1]

Net Assets - End of year includes undistributed net investment income of $1,392,925 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Series has adopted amendments to Regulation S-X (see Note 13 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$(1,129,739)	$(6,001)

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-11

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.39	$ 11.11	$ 10.84	$ 10.99	$ 12.19

Income (loss) from investment operations:
Net investment income[1]	0.27	0.25	0.19	0.19	0.25
Net realized and unrealized gain (loss)	(2.57)	2.22	0.26	(0.11)	(1.29)

Total from investment operations	(2.30)	2.47	0.45	0.08	(1.04)

Less dividends and distributions from:
Net investment income	(0.36)	(0.19)	(0.18)	(0.23)	(0.16)

Total dividends and distributions	(0.36)	(0.19)	(0.18)	(0.23)	(0.16)

Net asset value, end of period	$ 10.73	$ 13.39	$ 11.11	$ 10.84	$ 10.99

Total return[2]	(17.64% )	22.51%	4.19%	0.49%	(8.67% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 43,416	$ 51,613	$65,633	$62,285	$ 57,986
Ratio of expenses to average net assets	1.06%	1.06%	1.02%	1.04%	1.07%
Ratio of expenses to average net assets prior to fees waived	1.10%	1.06%	1.02%	1.04%	1.07%
Ratio of net investment income to average net assets	2.21%	2.00%	1.78%	1.66%	2.13%
Ratio of net investment income to average net assets prior to fees waived	2.17%	2.00%	1.78%	1.66%	2.13%
Portfolio turnover	13%	15%	19%	11%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-12

Delaware VIP® International Value Equity Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.36	$ 11.09	$ 10.82	$ 10.97	$ 12.16

Income (loss) from investment operations:
Net investment income[1]	0.24	0.22	0.16	0.16	0.22
Net realized and unrealized gain (loss)	(2.57)	2.21	0.26	(0.11)	(1.28)

Total from investment operations	(2.33)	2.43	0.42	0.05	(1.06)

Less dividends and distributions from:
Net investment income	(0.33)	(0.16)	(0.15)	(0.20)	(0.13)

Total dividends and distributions	(0.33)	(0.16)	(0.15)	(0.20)	(0.13)

Net asset value, end of period	$ 10.70	$ 13.36	$ 11.09	$ 10.82	$ 10.97

Total return[2]	(17.90% )	22.18%	3.92%	0.24%	(8.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 533	$ 361	$ 330	$ 147	$ 156
Ratio of expenses to average net assets	1.35%	1.31%	1.27%	1.29%	1.32%
Ratio of expenses to average net assets prior to fees waived	1.40%	1.36%	1.32%	1.34%	1.37%
Ratio of net investment income to average net assets	1.92%	1.75%	1.53%	1.41%	1.88%
Ratio of net investment income to average net assets prior to fees waived	1.87%	1.70%	1.48%	1.36%	1.83%
Portfolio turnover	13%	15%	19%	11%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-13

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018, and matured on the next business day.

International Value Equity Series-14

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $82 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.04% of the Series’ average daily net assets from April 30, 2018 through Dec. 31, 2018.* The waiver and reimbursement are accrued daily and received monthly. This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2018, the Series was charged $5,878 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

International Value Equity Series-15

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $3,730 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the Series was charged $3,396 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from April 30, 2018 through April 30, 2019.

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$10,113,234
Sales	6,178,814

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments in the Series for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$47,354,852	$5,287,239	$(9,020,357)	$(3,733,118)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

International Value Equity Series-16

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

Securities	Level 1	Level 2	Total
Assets:
Common Stock
Australia	$197,875	$—	$197,875
Canada	2,133,797	—	2,133,797
China/Hong Kong	4,099,360	—	4,099,360
Denmark	—	1,054,111	1,054,111
France	7,779,854	—	7,779,854
Germany	—	1,867,608	1,867,608
Indonesia	—	1,044,299	1,044,299
Italy	—	1,211,147	1,211,147
Japan	—	9,156,061	9,156,061
Netherlands	2,059,525	—	2,059,525
Panama	590,325	—	590,325
Republic of Korea	—	914,504	914,504
Russia	387,100	—	387,100
Singapore	448,874	—	448,874
Spain	809,949	—	809,949
Sweden	—	1,671,434	1,671,434
Switzerland	—	1,516,332	1,516,332
United Kingdom	6,464,636	—	6,464,636
Securities Lending Collateral	—	9,545	9,545
Short-Term Investments	—	205,398	205,398

Total Value of Securities	$24,971,295	$18,650,439	$43,621,734

As a result of utilizing international fair value pricing at Dec. 31, 2018, a portion of the common stock in the portfolio was categorized as Level 2.

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series’ occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary

International Value Equity Series-17

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

4. Dividend and Distribution Information (continued)

income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$1,396,169	$1,135,740

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$45,773,868
Undistributed ordinary income	1,073,587
Undistributed long-term capital gains	834,878
Net unrealized depreciation on investments, foreign currencies, and derivatives	(3,733,118)

Net assets	$43,949,215

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	352,272	536,097
Service Class	25,616	59,256
Shares issued upon reinvestment of dividends and distributions:
Standard Class	107,041	97,814
Service Class	856	520

	485,785	693,687

Shares redeemed:
Standard Class	(266,457)	(2,686,700)
Service Class	(3,703)	(62,462)

	(270,160)	(2,749,162)

Net increase (decrease)	215,625	(2,055,475)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept.6, 2018. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operated in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the year then ended.

International Value Equity Series-18

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency exchange contracts and foreign cross currency contracts were outstanding at Dec. 31, 2018.

During the year ended Dec. 31, 2018, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.

During the year ended Dec. 31, 2018, the Series experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2018.

	Long Derivatives	Short Derivatives
	Volume	Volume
Foreign currency exchange contracts (Average cost)	$48,911	$32,741

9. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under master repurchase agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 18,788	$ —	$(18,788)	$ (18,788)	$—
Bank of Montreal	51,668	(51,668)	—	(51,668)	—
BNP Paribas	84,486	(84,486)	—	(84,486)	—
Total	$154,942	$(136,154)	$(18,788)	$(154,942)	$—

Securities Lending

Securities lending transactions are entered into by the Series under master securities lending agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting

International Value Equity Series-19

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

9. Offsetting (continued)

party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MLSA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral (see also Note 10).

As of Dec. 31, 2018, the following table is a summary of the Series securities lending agreement by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received - Invested in Securities(a)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(b)
BNY Mellon	$8,652	$(8,652)	$ —	$(8,652)	$ —

(a)The value of the related collateral received exceeded the value of the repurchase agreements and securities loaned at value, as applicable, as of Dec. 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of Investments.” Securities purchased with cash collateral are valued at the market value. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

International Value Equity Series-20

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

10. Securities Lending (continued)

The following table reflects a breakdown of transactions in securities lending collateral accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of Dec. 31, 2018:

Remaining Contractual Maturity of the Agreements as of Dec. 31, 2018

Securities Lending Transactions	Overnight and Continuous	Under 30 days	Between 30 and 90 days	Over 90 days	Total
Repurchase Agreements	$9,545	$—	$—	$—	$9,545

At Dec. 31, 2018, the value of securities on loan was $8,652 for which the Series received cash collateral of $9,545. At Dec. 31, 2018, the value of invested collateral was $9,545. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2018, there were no Rule 144A securities held by the Series. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Series’ financial statements.

International Value Equity Series-21

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

International Value Equity Series-22

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP International Value Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

International Value Equity Series-23

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP International Value Equity Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP International Value Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5- and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3- and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all international multi-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for the Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

International Value Equity Series-24

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP International Value Equity Series (continued)

The expense comparisons for the Series showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2018, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Tax Information

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $93,625. The gross foreign source income earned during the fiscal year 2018 by the Series was $1,643,214.

International Value Equity Series-25

Delaware Funds® by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President—Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	59	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011)—J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President— Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation Committee and Governance Committee Member — Community Health Systems

Director — Drexel Morgan & Co.

Director and Audit Committee Member — vTv Therapeutics LLC

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

International Value Equity Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011)— University of Miami School of Business Administration President—U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas, Inc. (March 2018-Present)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013)—PNC Financial Services Group	59

Director — HSBC North America Holdings Inc.

(December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director —

HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President—Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director and Audit

Committee Member — Grange Insurance

(2013-Present)

Trustee and Audit Committee Member — The Merger Fund

(2013-Present), The Merger Fund VL (2013-Present); WCM Alternatives: Event-Driven Fund

(2013-Present), and WCM Alternatives: Credit Event Fund

(December 2017-Present)

Director —International Securities Exchange (2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President—Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003)—3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship —Okabena Company (2009-2017)

International Value Equity Series-27

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

International Value Equity Series-28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPIVE 22043 (2/19) (730130)	International Value Equity Series-29

Annual report

Delaware VIP® Trust

Delaware VIP Limited-Term Diversified Income Series

December 31, 2018

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Limited-Term Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Portfolio management review	January 8, 2019

For the fiscal year ended Dec. 31, 2018, Delaware VIP Limited-Term Diversified Income Series (the “Series”) Standard Class shares gained 0.24%, and Service Class shares gained 0.04%. Both figures reflect all distributions reinvested. For the same period, the Series benchmark, the Bloomberg Barclays 1–3 Year US Government/Credit Index, advanced 1.60%.

In contrast to 2017, capital-market volatility picked up considerably, particularly late in the fiscal year. Investors grew increasingly concerned about slowing global economic growth, fallout from the escalating US-China trade war, rising US Federal Reserve rate hikes, and the risk that the Fed would become overly restrictive in its monetary policy.

The resulting risk-off, flee-to-safety mentality caused credit spreads – the premium investors receive for investing in more-volatile securities – to rise. Overall, credit spreads on corporate bonds widened by about 60 basis points (0.60%) during the year, with more than two-thirds of that occurring late in 2018. (One basis point is a hundredth of a percentage point.) Credit spreads on agency mortgage-backed securities (MBS) widened by about 20 basis points as measured by their current coupon.

Driven by four Fed quarter-point increases that brought the federal funds target rate to a range of 2.25%-2.50%, rates rose, led by shorter-term bonds. This also caused the Treasury yield curve to flatten significantly: The yield on two-year Treasury securities rose 60 basis points while 10-year Treasury yields climbed 28 basis points.

For the most part, rising yields and the upturn in volatility hurt the Series’ 12-month relative performance. The Series is positioned with a barbell structure: The anchor on the front end – a large portion of floating-rate asset-backed securities (ABS) and some interest-only MBS – is positioned to capitalize on rate increases. To balance this, on the long end of the barbell, the Series holds corporate credit in the 3- to 5-year maturity range to profit from additional yield.

While the short-term holdings did gain in response to rising yields, the negative effect of the longer-term corporate credit more than offset that benefit. In a risk-off environment, the drop of each basis point added to the credit spread was magnified on the longer end of the barbell.

The Series’ approach to sector allocation involves far less exposure to Treasurys than the benchmark – just 5% of the portfolio on average during the past year versus 65% in the benchmark. In place of Treasurys, the Series holds a diverse range of somewhat riskier but potentially higher yielding assets on each end of the barbell. During this period, on the longer end, roughly 4% was allocated to high yield bonds, with 3% each to bank loans and emerging market bonds. Each of these detracted from returns in the risk-off market. Even some high yield credit default swaps (CDX), held as a hedge against some spread widening, proved ineffective.

Drilling deeper, within the agency MBS sector, we also have a barbell layer. Short-term, interest-only securities, which benefit as interest rates rise, are balanced by longer-duration, higher yielding collateralized mortgage obligations (CMOs), which perform poorly as rates rise. That combination, in the right conditions, has had attractive overall returns.

Although this positioning worked well for us in 2016 and 2017, in 2018, as interest rates rose on longer bonds, those long-duration CMOs had poor performance. That more than offset the gains of the interest-only and high-coupon mortgages. That was partly because rising volatility hurt the performance of the interest-only MBS holdings.

On the positive side, floating-rate ABS, interest-only MBS, and other short-term MBS participated as short-term rates rose. Collateralized loan obligations (CLOs), where we had a 2% allocation, were also positive, returning more than 3% versus the benchmark’s 1.60%.

In this challenging environment, we have maintained an overweight to spread duration within credit because we believe the widening spreads have made them more attractive and that their fundamentals haven’t really changed. We can find what we consider to be good companies at more attractive valuations, creating an opportunity for that sector to perform well in terms of yield and potential spread tightening throughout the year. We still like CLOs, where we see opportunities to generate income while containing risk by focusing on the high capital structure of CLOs whose underlying loans are in good shape.

However, there are numerous risks, in our view. These include the chance that the Fed errs, becoming too restrictive and raising interest rates above the neutral rate. That could affect riskier assets, lead to deterioration in credit conditions, and curtail economic growth. Other risks that we see include growing weakness in China or another emerging market country that could broadly affect risk markets. Additionally, the impact of tariffs and trade tensions along with the government shutdown could increasingly affect economic growth.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Limited-Term Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Portfolio management review (continued)	January 8, 2019

On the other hand, if prompted by weakening economic conditions, we might also see the Fed and other central banks reverse direction and become more accommodative. If that were to happen, we think it would certainly benefit corporate credit.

Despite the Series’ disappointing performance of late, we don’t see much reason to change our strategies. We believe the barbell positioning still provides a yield advantage over the benchmark. We want to make sure we have some high-quality duration. And on the shorter side, while the floating rate product may not benefit as designed if further Fed rate increases don’t materialize, it does provide an attractive yield advantage versus other short-term alternatives.

During the year, the Series owned some high yield credit default swaps along with Treasury futures. Our exposure to CDX averaged about 8% of our portfolio during the year, allowing us to hedge both high yield bank loans and emerging market bonds. Both types of derivatives detracted somewhat from the Series’ performance, but their combined impact on portfolio returns was less than 50 basis points.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Limited-Term Diversified Income Series-2

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Limited-Term Diversified Income Series Average annual total returns For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+0.24%	+1.50%	+1.39%	+2.82%	+4.71%

Service Class shares (commenced operations on May 1, 2000)	+0.04%	+1.23%	+1.15%	+2.58%	+3.48%

Bloomberg Barclays 1–3 Year US Government/Credit Index	+1.60%	+1.24%	+1.03%	+1.52%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.80%, while total operating expenses for Standard Class and Service Class shares were 0.55% and 0.85%, respectively. The management fee for Standard Class and Service Class shares was 0.48%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.56% of the Series’ average daily net assets from April 30, 2018 through Dec. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond portfolios can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Limited-Term Diversified Income Series-3

Delaware VIP® Limited-Term Diversified Income Series

Performance summary (continued)

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 30, 2018 through April 30, 2019.

For period beginning Dec. 31, 2008, through Dec. 31, 2018	Starting value	Ending value
–– Delaware VIP Limited-Term Diversified Income Series (Standard Class)	$10,000	$13,209
– – Bloomberg Barclays 1–3 Year US Government / Credit Index	$10,000	$11,632

The graph shows a $10,000 investment in the Delaware VIP Limited-Term Diversified Income Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the Bloomberg Barclays 1–3 Year US Government/Credit Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The Bloomberg Barclays 1–3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Limited-Term Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Disclosure of Series expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual Series return†
Standard Class	$1,000.00	$1,008.20	0.54%	$2.73
Service Class	1,000.00	1,006.60	0.84%	4.25
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.48	0.54%	$2.75
Service Class	1,000.00	1,020.97	0.84%	4.28

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Limited-Term Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Security type / sector allocation

As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	0.56%
Agency Commercial Mortgage-Backed Securities	0.37%
Agency Mortgage-Backed Securities	19.40%
Corporate Bonds	37.97%
Banking	13.20%
Basic Industry	1.54%
Brokerage	0.81%
Capital Goods	1.72%
Communications	3.83%
Consumer Cyclical	2.35%
Consumer Non-Cyclical	4.09%
Electric	5.52%
Energy	2.41%
Finance Companies	0.87%
Insurance	0.26%
Natural Gas	0.12%
REITs	0.12%
Technology	0.98%
Transportation	0.15%
Municipal Bond	0.03%
Non-Agency Asset-Backed Securities	28.04%
Non-Agency Collateralized Mortgage Obligations	0.47%
Non-Agency Commercial Mortgage-Backed Security	0.04%
Sovereign Bond	0.95%
Supranational Bank	0.71%
US Treasury Obligations	11.55%
Preferred Stock	0.18%
Short-Term Investments	1.55%
Total Value of Securities	101.82%
Liabilities Net of Receivables and Other Assets	(1.82%)
Total Net Assets	100.00%

Limited-Term Diversified Income Series-6

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Schedule of investments

December 31, 2018

	Principal amount°	Value (US $)

Agency Asset-Backed Security – 0.00%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.665% 9/26/33 •	12,787	$13,905

Total Agency Asset-Backed Security (cost $12,684)		13,905

Agency Collateralized Mortgage Obligations – 0.56%
Fannie Mae Connecticut Avenue Securities
Series 2016-C03 1M1 4.506% (LIBOR01M + 2.00%) 10/25/28 •	596,112	600,842
Series 2016-C04 1M1 3.956% (LIBOR01M + 1.45%) 1/25/29 •	357,477	358,799
Series 2017-C01 1M1 3.806% (LIBOR01M + 1.30%) 7/25/29 •	411,307	412,548
Fannie Mae Grantor Trust
Series 2001-T5 A2 7.00% 6/19/41 •	10,847	11,975
FDIC Guaranteed Notes Trust
Series 2010-S2 1A 144A 3.02% (LIBOR01M + 0.50%, Cap 10.00%, Floor 0.45%) 11/29/37 #•	1,733,313	1,731,235
Freddie Mac REMICs
Series 3067 FA 2.805% (LIBOR01M + 0.35%, Cap 7.00%, Floor 0.35%) 11/15/35 •	666,122	667,429
Series 3800 AF 2.955% (LIBOR01M + 0.50%, Cap 7.00%, Floor 0.50%) 2/15/41 •	1,291,039	1,298,525
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 5.356% (LIBOR01M + 2.85%) 4/25/28 •	468,863	481,651
Series 2015-HQA1 M2 5.156% (LIBOR01M + 2.65%) 3/25/28 •	227,519	230,405
Series 2016-DNA3 M2 4.506% (LIBOR01M + 2.00%) 12/25/28 •	290,882	293,503
Series 2016-DNA4 M2 3.806% (LIBOR01M + 1.30%, Floor 1.30%) 3/25/29 •	500,000	500,552
Series 2016-HQA2 M2 4.756% (LIBOR01M + 2.25%) 11/25/28 •	340,526	345,976
Series 2017-DNA3 M2 5.006% (LIBOR01M + 2.50%) 3/25/30 •	450,000	450,001
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	695	794
Series T-58 2A 6.50% 9/25/43 ◆	14,999	17,075

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)
NCUA Guaranteed Notes Trust
Series 2011-R2 1A 2.78% (LIBOR01M + 0.40%, Cap 8.00%, Floor 0.40%) 2/6/20 •	950,937	$950,948

Total Agency Collateralized Mortgage Obligations (cost $8,317,390)		8,352,258

Agency Commercial Mortgage-Backed Securities – 0.37%
Fannie Mae Multifamily Remic Trust
Series 2015-M12 FA 2.641% (LIBOR01M + 0.34%, Floor 0.34%) 4/25/20 •	509,646	509,145
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #•	125,000	130,116
Series 2012-K22 B 144A 3.686% 8/25/45 #•	1,115,000	1,131,558
Series 2013-K28 C 144A 3.49% 6/25/46 #•	150,000	146,425
Series 2013-K33 C 144A 3.50% 8/25/46 #•	150,000	143,778
Series 2013-K712 B 144A 3.358% 5/25/45 #•	625,000	624,386
Series 2014-K717 B 144A 3.629% 11/25/47 #•	635,000	640,919
Series 2014-K717 C 144A 3.629% 11/25/47 #•	215,000	216,335
Series 2016-K722 B 144A 3.836% 7/25/49 #•	535,000	543,314
NCUA Guaranteed Notes Trust
Series 2011-C1 2A 2.811% (LIBOR01M + 0.53%, Cap 8.00%, Floor 0.53%) 3/9/21 •	1,434,615	1,438,316

Total Agency Commercial Mortgage-Backed Securities (cost $5,548,384)		5,524,292

Agency Mortgage-Backed Securities – 19.40%
Fannie Mae ARM
3.879% (LIBOR12M + 1.754%, Cap 11.211%) 4/1/36 •	2,717	2,844
4.24% (LIBOR12M + 1.552%, Cap 9.623%) 8/1/34 •	4,678	4,868
4.309% (LIBOR12M + 1.592%, Cap 11.215%) 8/1/36 •	6,743	7,123

Limited-Term Diversified Income Series-7

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae ARM
4.346% (LIBOR12M + 1.596%, Cap 9.595%) 9/1/38 •	277,748	$289,095
4.365% (H15T1Y + 2.136%, Cap 9.927%) 12/1/33 •	4,371	4,643
4.426% (LIBOR12M + 1.713%, Cap 11.074%) 6/1/36 •	6,575	6,899
4.549% (LIBOR12M + 1.799%, Cap 11.328%) 7/1/36 •	8,555	9,019
4.563% (LIBOR12M + 1.83%, Cap 10.16%) 8/1/35 •	1,552	1,629
4.609% (LIBOR12M + 1.859%, Cap 10.109%) 7/1/36 •	1,769	1,861
Fannie Mae S.F. 30 yr
4.50% 11/1/39	502,926	527,501
4.50% 7/1/40	556,138	586,544
4.50% 8/1/40	133,654	139,566
4.50% 8/1/41	1,323,803	1,389,064
4.50% 10/1/43	1,541,459	1,615,182
4.50% 10/1/44	105,465	110,612
4.50% 2/1/46	39,022,866	40,890,609
4.50% 3/1/46	10,242,159	10,744,762
4.50% 11/1/47	13,711,873	14,401,979
5.00% 6/1/44	1,291,565	1,380,248
5.00% 7/1/47	4,483,854	4,779,772
5.00% 8/1/48	33,903,068	36,000,549
5.00% 9/1/48	19,552,147	20,540,295
5.00% 12/1/48	30,393,458	32,108,135
5.50% 5/1/44	60,090,852	64,743,304
5.50% 8/1/48	1,125,657	1,212,694
6.00% 6/1/41	2,618,029	2,854,750
6.00% 7/1/41	12,125,509	13,230,950
6.00% 1/1/42	2,313,448	2,544,943
Freddie Mac ARM
4.635% (LIBOR12M + 1.885%, Cap 10.064%) 7/1/38 •	170,155	179,338
4.65% (LIBOR12M + 1.775%, Cap 11.228%) 10/1/37 •	34,618	36,224
4.68% (LIBOR12M + 1.93%, Cap 10.039%) 8/1/38 •	2,584	2,680
Freddie Mac S.F. 30 yr
4.50% 5/1/40	3,189,335	3,330,118
4.50% 3/1/42	879,506	921,167
4.50% 8/1/42	6,074,693	6,333,776
4.50% 12/1/43	335,335	351,505
4.50% 8/1/44	242,219	253,514
4.50% 7/1/45	1,792,387	1,880,688
5.00% 12/1/44	3,326,188	3,524,116
5.50% 6/1/41	2,491,293	2,708,679
5.50% 9/1/41	4,151,985	4,477,447
6.00% 7/1/40	6,791,988	7,450,181

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
GNMA I S.F. 30 yr 5.50% 2/15/41	302,529	$322,462
GNMA II S.F. 30 yr
5.00% 9/20/46	596,347	629,117
5.00% 7/20/48	769,932	801,690
5.00% 9/20/48	781,788	815,501
5.50% 5/20/37	160,630	168,898
6.00% 2/20/39	182,224	193,563
6.00% 10/20/39	773,519	835,725
6.00% 2/20/40	831,257	891,324
6.00% 4/20/46	243,611	264,092
6.50% 6/20/39	653,973	730,277

Total Agency Mortgage-Backed Securities (cost $292,820,681)		287,231,522

Corporate Bonds – 37.97%
Banking – 13.20%
Banco Santander 3.50% 4/11/22	3,800,000	3,731,772
Bank of America
3.864% 7/23/24 µ	1,840,000	1,836,643
4.271% 7/23/29 µ	1,475,000	1,470,685
5.625% 7/1/20	7,475,000	7,727,966
Bank of Montreal 3.10% 4/13/21	3,170,000	3,169,331
Bank of New York Mellon
2.95% 1/29/23	4,920,000	4,845,053
3.57% (LIBOR03M + 1.05%) 10/30/23 •	4,255,000	4,264,761
Barclays 7.75%µy	1,070,000	1,031,929
BB&T 3.75% 12/6/23	7,405,000	7,471,738
Citibank 3.40% 7/23/21	2,170,000	2,173,439
Citizens Bank 2.45% 12/4/19	5,065,000	5,030,300
Commonwealth Bank of Australia 2.40% 11/2/20	8,600,000	8,467,941
Compass Bank 2.875% 6/29/22	7,155,000	6,861,356
Credit Suisse Group
144A 4.207% 6/12/24 #µ	2,935,000	2,930,164
144A 7.25%#µy	2,425,000	2,293,686
144A 7.50%#µy	740,000	723,350
Credit Suisse Group Funding Guernsey 3.80% 6/9/23	1,640,000	1,610,836
Fifth Third Bancorp 2.60% 6/15/22	2,355,000	2,292,653
Fifth Third Bank
2.30% 3/15/19	200,000	199,756
3.85% 3/15/26	1,190,000	1,173,938
Goldman Sachs Group
4.223% 5/1/29 µ	540,000	520,987
6.00% 6/15/20	7,860,000	8,138,161
HSBC Holdings 3.95% 5/18/24 µ	4,305,000	4,284,054
Huntington Bancshares 2.30% 1/14/22	2,670,000	2,579,702
Huntington National Bank 2.50% 8/7/22	1,400,000	1,353,620
ING Groep 144A 4.625% 1/6/26 #	1,900,000	1,916,555

Limited-Term Diversified Income Series-8

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
JPMorgan Chase & Co.
3.797% 7/23/24 µ	3,275,000	$3,282,750
4.35% 8/15/21	3,870,000	3,961,572
4.452% 12/5/29 µ	1,390,000	1,416,409
KeyBank
2.30% 9/14/22	1,245,000	1,199,523
2.40% 6/9/22	2,725,000	2,641,090
3.18% 5/22/22	940,000	936,716
Lloyds Banking Group 2.907% 11/7/23 µ	3,325,000	3,146,795
Manufacturers & Traders Trust
2.05% 8/17/20	4,255,000	4,171,423
2.50% 5/18/22	1,445,000	1,404,272
Morgan Stanley
2.75% 5/19/22	260,000	253,058
3.625% 1/20/27	2,145,000	2,041,803
3.737% 4/24/24 µ	1,045,000	1,038,040
5.00% 11/24/25	4,055,000	4,142,620
5.50% 1/26/20	4,605,000	4,710,304
Nationwide Building Society 144A 4.363% 8/1/24 #µ	2,505,000	2,456,583
PNC Bank
2.45% 11/5/20	3,635,000	3,590,706
2.70% 11/1/22	505,000	490,972
PNC Financial Services Group 5.00%µy	2,705,000	2,495,363
Regions Financial
2.75% 8/14/22	1,090,000	1,052,450
3.80% 8/14/23	1,360,000	1,363,443
Royal Bank of Canada 2.75% 2/1/22	4,095,000	4,031,076
Royal Bank of Scotland Group
3.875% 9/12/23	3,340,000	3,205,196
8.625%µy	2,095,000	2,173,563
Santander UK
2.125% 11/3/20	3,250,000	3,174,441
144A 5.00% 11/7/23 #	2,050,000	2,006,198
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	7,410,000	7,399,300
SunTrust Banks 4.00% 5/1/25	1,825,000	1,833,130
Toronto-Dominion Bank 2.25% 11/5/19	6,935,000	6,897,943
UBS Group Funding Switzerland
144A 2.65% 2/1/22 #	1,795,000	1,738,021
144A 3.00% 4/15/21 #	5,915,000	5,870,966
6.875%µy	390,000	391,333
US Bancorp
2.35% 1/29/21	3,365,000	3,316,193
2.375% 7/22/26	1,230,000	1,123,499
3.95% 11/17/25	13,210,000	13,505,821
US Bank 3.40% 7/24/23	1,340,000	1,341,310
USB Capital IX 3.50% (LIBOR03M + 1.02%)y•	2,220,000	1,645,575
Zions Bancorp 4.50% 6/13/23	1,770,000	1,800,579

		195,350,412

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry – 1.54%
Dow Chemical 144A 4.55% 11/30/25 #	4,100,000	$4,178,916
DowDuPont 4.205% 11/15/23	8,345,000	8,541,861
Georgia-Pacific 144A 5.40% 11/1/20 #	2,365,000	2,450,727
Syngenta Finance
144A 3.933% 4/23/21 #	1,445,000	1,425,980
144A 4.441% 4/24/23 #	3,315,000	3,197,651
Westrock 144A 4.65% 3/15/26 #	3,020,000	3,072,150

		22,867,285

Brokerage – 0.81%
Charles Schwab
3.25% 5/21/21	1,515,000	1,522,841
3.85% 5/21/25	1,605,000	1,639,191
E*TRADE Financial 5.30%µy	4,765,000	3,955,427
Intercontinental Exchange 3.45% 9/21/23	1,710,000	1,718,309
Jefferies Group 5.125% 1/20/23	3,115,000	3,187,709

		12,023,477

Capital Goods – 1.72%
Allegion US Holding 3.20% 10/1/24	1,500,000	1,416,965
General Dynamics 3.375% 5/15/23	3,665,000	3,692,333
General Electric
2.70% 10/9/22	1,430,000	1,328,031
2.962% (LIBOR03M + 0.38%) 5/5/26 •	305,000	245,779
L3 Technologies 3.85% 6/15/23	970,000	972,418
Nvent Finance 3.95% 4/15/23	9,970,000	9,907,760
United Technologies
2.30% 5/4/22	6,550,000	6,288,342
3.65% 8/16/23	485,000	483,578
4.125% 11/16/28	1,170,000	1,164,106

		25,499,312

Communications – 3.83%
American Tower Trust I 144A 3.07% 3/15/23 #	1,575,000	1,552,038
AT&T
3.956% (LIBOR03M + 1.18%) 6/12/24 •	5,055,000	4,906,878
4.30% 2/15/30	780,000	739,189
British Telecommunications 4.50% 12/4/23	3,310,000	3,358,256
Charter Communications Operating
4.50% 2/1/24	8,300,000	8,296,153
5.375% 4/1/38	360,000	336,488
Comcast 3.70% 4/15/24	3,975,000	4,001,803
Crown Castle International 5.25% 1/15/23	2,095,000	2,177,349
Crown Castle Towers 144A 3.663% 5/15/25 #	3,785,000	3,676,976
Deutsche Telekom International Finance 144A 4.375% 6/21/28 #	2,255,000	2,225,899

Limited-Term Diversified Income Series-9

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	1,080,000	$1,062,993
SBA Tower Trust 144A 2.898% 10/15/19 #	1,520,000	1,511,065
Sprint Spectrum 144A 4.738% 3/20/25 #	1,745,000	1,716,644
Time Warner Entertainment 8.375% 3/15/23	8,635,000	9,859,352
Verizon Communications 2.625% 2/21/20	3,990,000	3,975,681
Vodafone Group 3.75% 1/16/24	5,660,000	5,584,630
Warner Media 3.875% 1/15/26	1,840,000	1,760,878

		56,742,272

Consumer Cyclical – 2.35%
Dollar Tree
3.70% 5/15/23	4,090,000	4,003,521
4.00% 5/15/25	2,615,000	2,518,516
Ford Motor Credit
3.336% 3/18/21	720,000	698,967
4.14% 2/15/23	4,045,000	3,848,173
General Motors Financial
3.45% 1/14/22	3,095,000	3,001,138
4.15% 6/19/23	1,290,000	1,258,120
4.35% 4/9/25	2,145,000	2,035,219
Hyundai Capital America 144A 2.55% 2/6/19 #	3,000,000	2,998,341
Marriott International 4.15% 12/1/23	8,425,000	8,447,807
Toyota Motor 3.419% 7/20/23	5,895,000	5,903,721

		34,713,523

Consumer Non-Cyclical – 4.09%
AbbVie 3.75% 11/14/23	6,835,000	6,807,500
Anheuser-Busch InBev Finance 3.30% 2/1/23	6,600,000	6,432,235
BAT Capital 2.297% 8/14/20	3,630,000	3,544,885
Bayer US Finance II 144A 4.25% 12/15/25 #	2,795,000	2,725,572
Becton Dickinson 3.363% 6/6/24	3,000,000	2,884,745
Cigna
144A 3.326% (LIBOR03M + 0.89%) 7/15/23 #•	1,775,000	1,749,040
144A 3.75% 7/15/23 #	1,630,000	1,626,150
144A 4.125% 11/15/25 #	1,650,000	1,650,888
Conagra Brands
4.30% 5/1/24	2,230,000	2,218,998
4.60% 11/1/25	975,000	979,917
CVS Health
3.35% 3/9/21	4,795,000	4,781,477
3.70% 3/9/23	3,940,000	3,901,339
4.10% 3/25/25	1,045,000	1,037,239
4.30% 3/25/28	1,240,000	1,216,479

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Keurig Dr Pepper
144A 3.551% 5/25/21 #	2,550,000	$2,547,490
144A 4.417% 5/25/25 #	1,375,000	1,371,118
Molson Coors Brewing 2.10% 7/15/21	3,845,000	3,709,275
Shire Acquisitions Investments Ireland 1.90% 9/23/19	5,675,000	5,596,550
Takeda Pharmaceutical 144A 4.40% 11/26/23 #	3,600,000	3,643,112
UnitedHealth Group
3.50% 2/15/24	1,225,000	1,233,615
3.70% 12/15/25	820,000	829,334

		60,486,958

Electric – 5.52%
AEP Texas 2.40% 10/1/22	5,720,000	5,551,568
Arizona Public Service 2.20% 1/15/20	8,255,000	8,215,693
Ausgrid Finance 144A 3.85% 5/1/23 #	4,515,000	4,509,158
Avangrid 3.15% 12/1/24	3,335,000	3,222,877
CenterPoint Energy
3.85% 2/1/24	2,970,000	2,987,584
6.125%µy	2,000,000	1,952,500
Cleveland Electric Illuminating 5.50% 8/15/24	5,210,000	5,575,068
DTE Energy 2.40% 12/1/19	2,350,000	2,326,438
Duke Energy 1.80% 9/1/21	3,140,000	3,007,266
Enel Finance International 144A 2.875% 5/25/22 #	7,275,000	6,859,675
Entergy 4.00% 7/15/22	3,797,000	3,833,154
Entergy Louisiana 4.05% 9/1/23	480,000	492,588
Exelon 2.85% 6/15/20	3,500,000	3,472,955
Exelon Generation 4.25% 6/15/22	1,675,000	1,699,216
Fortis 2.10% 10/4/21	3,715,000	3,573,677
IPALCO Enterprises 3.45% 7/15/20	4,765,000	4,761,694
ITC Holdings 2.70% 11/15/22	7,410,000	7,168,445
LG&E & KU Energy 3.75% 11/15/20	470,000	471,908
National Rural Utilities Cooperative Finance 5.25% 4/20/46 µ	1,000,000	993,114
Nevada Power 2.75% 4/15/20	2,110,000	2,105,334
NV Energy 6.25% 11/15/20	2,350,000	2,469,653
PSEG Power 3.85% 6/1/23	2,400,000	2,404,227
Sempra Energy 2.90% 2/1/23	4,240,000	4,123,694

		81,777,486

Energy – 2.41%
BP Capital Markets America 3.796% 9/21/25	4,035,000	4,059,760
Enbridge Energy Partners
4.375% 10/15/20	1,095,000	1,108,043
5.20% 3/15/20	225,000	229,847
Kinder Morgan Energy Partners 9.00% 2/1/19	2,215,000	2,224,600
Marathon Oil 2.80% 11/1/22	2,310,000	2,171,451
MPLX 4.875% 12/1/24	3,885,000	3,959,228

Limited-Term Diversified Income Series-10

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Noble Energy 3.90% 11/15/24	5,985,000	$5,804,595
ONEOK 7.50% 9/1/23	4,745,000	5,396,467
Sabine Pass Liquefaction
5.625% 3/1/25	2,865,000	2,980,081
5.75% 5/15/24	4,505,000	4,726,936
5.875% 6/30/26	1,650,000	1,750,318
Williams 4.55% 6/24/24	1,295,000	1,308,992

		35,720,318

Finance Companies – 0.87%
Aviation Capital Group
144A 2.875% 1/20/22 #	5,430,000	5,257,735
144A 4.375% 1/30/24 #	335,000	335,788
International Lease Finance 8.625% 1/15/22	6,480,000	7,208,727

		12,802,250

Insurance – 0.26%
AXA Equitable Holdings 144A 3.90% 4/20/23 #	1,985,000	1,962,207
Willis North America 3.60% 5/15/24	1,965,000	1,920,723

		3,882,930

Natural Gas – 0.12%
NiSource 144A 5.65%#µy	1,850,000	1,722,813

		1,722,813

REITs – 0.12%
Kilroy Realty 3.45% 12/15/24	1,790,000	1,731,735

		1,731,735

Technology – 0.98%
Analog Devices 2.95% 1/12/21	625,000	619,799
Fiserv 3.80% 10/1/23	4,160,000	4,190,079
Microchip Technology
144A 3.922% 6/1/21 #	1,675,000	1,662,462
144A 4.333% 6/1/23 #	1,815,000	1,772,026
NXP
144A 4.125% 6/1/21 #	2,140,000	2,118,600
144A 4.625% 6/1/23 #	385,000	378,263
144A 4.875% 3/1/24 #	1,940,000	1,950,942
144A 5.35% 3/1/26 #	1,800,000	1,832,850

		14,525,021

Transportation – 0.15%
Union Pacific 3.50% 6/8/23	1,605,000	1,609,562
United Airlines 2015-1 Class AA Pass-Through Trust 3.45% 12/1/27 ♦.	650,548	617,012

		2,226,574

Total Corporate Bonds (cost $568,009,844)		562,072,366

	Principal amount°	Value (US $)

Municipal Bond – 0.03%
Commonwealth of Massachusetts 5.00% 10/1/25	355,000	$419,415

Total Municipal Bond (cost $433,428)		419,415

Non-Agency Asset-Backed Securities – 28.04%
American Express Credit Account Master Trust
Series 2017-2 A 2.905% (LIBOR01M + 0.45%) 9/16/24 •	10,260,000	10,271,257
Series 2017-5 A 2.835% (LIBOR01M + 0.38%) 2/18/25 •	2,425,000	2,424,031
Series 2018-5 A 2.795% (LIBOR01M + 0.34%) 12/15/25 •	13,040,000	12,948,738
Series 2018-7 A 2.815% (LIBOR01M + 0.36%) 2/17/26 •	7,000,000	6,957,563
Series 2018-9 A 2.835% (LIBOR01M + 0.38%) 4/15/26 •	6,000,000	5,959,924
ARI Fleet Lease Trust
Series 2018-B A2 144A 3.22% 8/16/27 #	8,000,000	8,022,407
BA Credit Card Trust
Series 2017-A1 A1 1.95% 8/15/22	3,300,000	3,260,674
Series 2018-A3 A3 3.10% 12/15/23	3,500,000	3,521,303
Barclays Dryrock Issuance Trust
Series 2017-1 A 2.785% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 •	6,410,000	6,412,444
BMW Floorplan Master Owner Trust
Series 2018-1 A2 144A 2.775% (LIBOR01M + 0.32%) 5/15/23 #•	2,200,000	2,199,997
BMW Vehicle Lease Trust
Series 2016-2 A3 1.43% 9/20/19	311,156	310,694
Cabela’s Credit Card Master Note Trust
Series 2015-1A A1 2.26% 3/15/23	5,805,000	5,744,954
Series 2016-1 A1 1.78% 6/15/22	6,684,000	6,645,243
CARDS II Trust
Series 2017-1A A 144A 2.825% (LIBOR01M + 0.37%) 4/18/22 #•	1,230,000	1,229,880
CarMax Auto Owner Trust
Series 2018-1 A2B 2.605% (LIBOR01M + 0.15%) 5/17/21 •	2,718,353	2,717,075
Chase Issuance Trust
Series 2014-A5 A5 2.825% (LIBOR01M + 0.37%) 4/15/21 •	882,000	882,574
Series 2015-A4 A4 1.84% 4/15/22	7,895,000	7,777,022
Series 2016-A1 A 2.865% (LIBOR01M + 0.41%) 5/15/21 •	7,524,000	7,530,191
Series 2016-A3 A3 3.005% (LIBOR01M + 0.55%) 6/15/23 •	15,735,000	15,812,517

Limited-Term Diversified Income Series-11

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Chase Issuance Trust
Series 2017-A1 A 2.755% (LIBOR01M + 0.30%) 1/15/22 •	3,440,000	$3,441,669
Series 2017-A2 A 2.855% (LIBOR01M + 0.40%) 3/15/24 •	4,555,000	4,554,994
Series 2018-A1 A1 2.655% (LIBOR01M + 0.20%) 4/17/23 •	3,040,000	3,030,640
Chesapeake Funding II
Series 2017-2A A2 144A 2.905% (LIBOR01M + 0.45%, Floor 0.45%) 5/15/29 #•	2,349,507	2,353,617
Series 2017-4A A2 144A 2.795% (LIBOR01M + 0.34%) 11/15/29 #•	4,038,663	4,029,586
Citibank Credit Card Issuance Trust
Series 2016-A3 A3 2.873% (LIBOR01M + 0.49%) 12/7/23 •	15,395,000	15,411,904
Series 2017-A4 A4 2.603% (LIBOR01M + 0.22%) 4/7/22 •	1,500,000	1,500,001
Series 2017-A5 A5 3.124% (LIBOR01M + 0.62%, Floor 0.62%) 4/22/26 •	1,000,000	1,005,143
Series 2017-A7 A7 2.757% (LIBOR01M + 0.37%) 8/8/24 •	19,325,000	19,265,193
Series 2017-A9 A9 1.80% 9/20/21	1,500,000	1,487,925
Series 2018-A2 A2 2.80% (LIBOR01M + 0.33%) 1/20/25 •	10,455,000	10,394,017
Series 2018-A4 A4 2.723% (LIBOR01M + 0.34%) 6/7/25 •	9,000,000	8,927,886
Discover Card Execution Note Trust
Series 2017-A1 A1 2.945% (LIBOR01M + 0.49%) 7/15/24 •	14,770,000	14,800,708
Series 2017-A7 A7 2.815% (LIBOR01M + 0.36%) 4/15/25 •	10,490,000	10,444,977
Series 2018-A2 A2 2.785% (LIBOR01M + 0.33%) 8/15/25 •	9,375,000	9,301,399
Series 2018-A3 A3 2.685% (LIBOR01M + 0.23%, Floor 0.23%) 12/15/23 •	6,920,000	6,896,723
Enterprise Fleet Financing
Series 2017-2 A2 144A 1.97% 1/20/23 #	7,750,791	7,690,921
Ford Credit Auto Lease Trust
Series 2018-A A2A 2.71% 12/15/20	10,552,575	10,531,851
Ford Credit Auto Owner Trust
Series 2015-A C 2.20% 11/15/20	6,000,000	5,978,462
Series 2017-A A3 1.67% 6/15/21	5,889,941	5,843,848
Ford Credit Floorplan Master Owner Trust A
Series 2015-2 A2 3.025% (LIBOR01M + 0.57%, Floor 0.57%) 1/15/22 •	26,374,000	26,448,330

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust A
Series 2017-1 A2 2.875% (LIBOR01M + 0.42%) 5/15/22 •	425,000	$426,395
Series 2017-2 A2 2.805% (LIBOR01M + 0.35%, Floor 0.62%) 9/15/22 •	17,200,000	17,220,373
Series 2018-1 A2 2.735% (LIBOR01M + 0.28%) 5/15/23 •	1,225,000	1,218,728
GMF Floorplan Owner Revolving Trust
Series 2017-1 A1 144A 2.22% 1/18/22 #	2,150,000	2,131,531
Series 2017-1 A2 144A 3.025% (LIBOR01M + 0.57%) 1/18/22 #•	500,000	501,617
Golden Credit Card Trust
Series 2014-2A A 144A 2.905% (LIBOR01M + 0.45%) 3/15/21 #•	1,485,000	1,485,126
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	333,975	332,606
Hyundai Auto Lease Securitization Trust
Series 2016-C A3 144A 1.49% 2/18/20 #	440,075	439,682
Series 2017-C A3 144A 2.12% 2/16/21 #	2,500,000	2,482,014
Series 2018-A A3 144A 2.81% 4/15/21 #	1,300,000	1,295,421
Invitation Homes Trust
Series 2018-SFR1 A 144A 3.155% (LIBOR01M + 0.70%) 3/17/37 #•	3,420,868	3,349,372
Mercedes-Benz Auto Lease Trust
Series 2018-B A2 3.04% 12/15/20	3,670,000	3,672,117
Mercedes-Benz Master Owner Trust
Series 2016-BA A 144A 3.155% (LIBOR01M + 0.70%, Floor 0.75%) 5/17/21 #•	2,280,000	2,284,601
Series 2017-AA A 144A 2.755% (LIBOR01M + 0.30%) 5/16/21 #•	1,000,000	1,000,446
Series 2017-BA A 144A 2.875% (LIBOR01M + 0.42%) 5/16/22 #•	7,080,000	7,080,685
Series 2018-BA A 144A 2.795% (LIBOR01M + 0.34%) 5/15/23 #•	2,400,000	2,393,357
MMAF Equipment Finance
Series 2015-AA A5 144A 2.49% 2/19/36 #	1,595,000	1,582,337
Navistar Financial Dealer Note Master Owner Trust II
Series 2017-1 A 144A 3.286% (LIBOR01M + 0.78%) 6/27/22 #•	1,900,000	1,902,005

Limited-Term Diversified Income Series-12

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Navistar Financial Dealer Note Master Owner Trust II
Series 2018-1 A 144A 3.136% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #•	600,000	$599,775
Nissan Master Owner Trust Receivables
Series 2016-A A1 3.095% (LIBOR01M + 0.64%, Floor 0.65%) 6/15/21 •	2,790,000	2,792,356
Series 2017-B A 2.885% (LIBOR01M + 0.43%) 4/18/22 •	2,170,000	2,169,371
Series 2017-C A 2.775% (LIBOR01M + 0.32%) 10/17/22 •	3,720,000	3,714,820
PFS Financing
Series 2018-A A 144A 2.855% (LIBOR01M + 0.40%) 2/15/22 #•	610,000	609,562
Series 2018-C A 144A 2.935% (LIBOR01M + 0.48%) 4/15/22 #•	1,900,000	1,895,204
Series 2018-E A 144A 2.905% (LIBOR01M + 0.45%) 10/17/22 #•	3,090,000	3,084,586
Popular ABS Mortgage Pass Through Trust
Series 2006-C A4 2.756% (LIBOR01M + 0.25%, Cap 14.00%, Floor 0.25%) 7/25/36 ♦•	747,123	740,609
Tesla Auto Lease Trust
Series 2018-A A 144A 2.32% 12/20/19 #	1,846,854	1,841,779
Series 2018-B A 144A 3.71% 8/20/21 #	1,315,000	1,318,172
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	513,105	505,341
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	586,377	575,923
Toyota Auto Receivables Owner Trust
Series 2018-A A2B 2.525% (LIBOR01M + 0.07%) 10/15/20 •	4,707,473	4,707,316
Series 2018-C A2B 2.575% (LIBOR01M + 0.12%) 8/16/21 •	2,500,000	2,500,056
Trafigura Securitisation Finance
Series 2017-1A A1 144A 3.305% (LIBOR01M + 0.85%) 12/15/20 #•	7,415,000	7,449,050
Series 2018-1A A1 144A 3.185% (LIBOR01M + 0.73%) 3/15/22 #•	250,000	250,065
Verizon Owner Trust
Series 2016-2A A 144A 1.68% 5/20/21 #	3,115,848	3,098,066
Series 2017-1A A 144A 2.06% 9/20/21 #	4,780,000	4,744,434

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Verizon Owner Trust
Series 2017-3A A1B 144A 2.74% (LIBOR01M + 0.27%) 4/20/22 #•	13,325,000	$13,321,001
Series 2018-1A A1B 144A 2.73% (LIBOR01M + 0.26%) 9/20/22 #•	5,070,000	5,062,364
Volkswagen Auto Loan Enhanced Trust
Series 2018-1 A2B 2.65% (LIBOR01M + 0.18%) 7/20/21 •	1,135,000	1,135,324
Volvo Financial Equipment Master Owner Trust
Series 2017-A A 144A 2.955% (LIBOR01M + 0.50%) 11/15/22 #•	15,000,000	15,031,739
Wheels SPV 2
Series 2018-1A A2 144A 3.06% 4/20/27 #	3,145,000	3,144,951

Total Non-Agency Asset-Backed Securities (cost $416,237,940)		415,058,559

Non-Agency Collateralized Mortgage Obligations – 0.47%
Banc of America Alternative Loan Trust
Series 2005-6 7A1 5.50% 7/25/20	4,016	3,668
Galton Funding Mortgage Trust
Series 2018-1 A43 144A 3.50% 11/25/57 #•	570,583	568,749
JPMorgan Mortgage Trust
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	650,000	650,205
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #•	368,642	364,981
Series 2017-4 A1 144A 3.50% 7/25/47 #•	485,124	477,544
Silverstone Master Issuer
Series 2018-1A 1A 144A 2.859% (LIBOR03M + 0.39%) 1/21/70 #•	4,950,000	4,924,869

Total Non-Agency Collateralized Mortgage Obligations (cost $7,026,914)		6,990,016

Non-Agency Commercial Mortgage-Backed Security – 0.04%
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 •	775,148	534,911

Total Non-Agency Commercial Mortgage-Backed Security (cost $822,041)		534,911

Limited-Term Diversified Income Series-13

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Sovereign Bond – 0.95%
Japan – 0.95%
Japan Bank for International Cooperation 3.259% (LIBOR03M + 0.57%) 2/24/20 •	14,030,000	$14,106,069

Total Sovereign Bond (cost $14,136,025)		14,106,069

Supranational Bank – 0.71%
Inter-American Development Bank 2.387% (LIBOR01M + 0.00%) 10/9/20 •	10,530,000	10,521,672

Total Supranational Bank (cost $10,517,860)		10,521,672

US Treasury Obligations – 11.55%
US Treasury Floating Rate Note
2.513% (USBMMY3M + 0.033%) 4/30/20 •	16,365,000	16,361,246
2.523% (USBMMY3M + 0.043%) 7/31/20 •	104,655,000	104,617,178
2.525% (USBMMY3M + 0.045%) 10/31/20 •	50,000,000	49,933,465

Total US Treasury Obligations (cost $171,026,560)		170,911,889

	Number of shares

Preferred Stock – 0.18%
Morgan Stanley 5.55% µ	2,500,000	2,429,375
USB Realty 144A 3.583% (LIBOR03M + 1.147%)#•	200,000	173,500

Total Preferred Stock (cost $2,655,000)		2,602,875

	Principal amount°	Value (US $)

Short-Term Investments – 1.55%
Discount Note – 0.18% ≠
Federal Home Loan Bank 1.05% 1/2/19	2,662,946	$2,662,946

		2,662,946

Repurchase Agreements – 0.93%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $1,664,614 (cash collateralized of $1,664,341)	1,664,341	1,664,341
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $4,577,599 (collateralized by US government obligations 0.00%–3.75% 1/24/19–2/15/47; market value $4,668,477).	4,576,938	4,576,938
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $7,485,310 (collateralized by US government obligations 0.00%–8.00% 2/15/19–8/15/46; market value $7,633,774).	7,484,092	7,484,092

		13,725,371

US Treasury Obligation – 0.44% ≠
US Treasury Bill 1.493% 1/3/19	6,496,299	6,495,889

		6,495,889

Total Short-Term Investments (cost $22,883,652)		22,884,206

Total Value of Securities – 101.82% (cost $1,520,448,403)	$1,507,223,955

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2018, the aggregate value of Rule 144A securities was $230,867,226, which represents 15.60% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2018. Rate will reset at a future date.
y	No contractual maturity date.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Limited-Term Diversified Income Series-14

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

The following swap contract was outstanding at Dec. 31, 2018:1

Swap Contract

CDS Contract2

Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Variation Margin Due from (Due to) Brokers

Centrally Cleared/ Protection Purchased:
CDX.NA.HY.31[5] 12/20/23 - Quarterly	27,000,000	5.00%	$(548,123)	$(1,663,599)	$1,115,476	$(30,960)

The use of swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represents the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1 See Note 8 in “Notes to financial statements.”

2 A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3 Notional amount shown is stated in US Dollars unless noted that the swap is denominated in another currency.

4 Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of ($6,115).

5 Markit’s CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BA – Bank of America

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

FDIC – Federal Deposit Insurance Corporation

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

ICE – Intercontinental Exchange

LB – Lehman Brothers

LIBOR – London Interbank Exchange

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 1 Year

NCUA – National Credit Union Administration

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

USBMMY03M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-15

Delaware VIP® Trust—Delaware VIP Limited-Term Diversified Income Series

Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$1,507,223,955
Cash	19,072,777
Cash collateral due from broker for swap contracts	1,490,475
Receivable for securities sold	23,761,969
Interest receivable	7,692,021
Receivable for series shares sold	64,096

Total assets	1,559,305,293

Liabilities:
Payable for securities purchased	72,628,822
Payable for series shares redeemed	2,666,960
Upfront payments received on credit default swaps contracts	1,663,599
Distribution payable	865,311
Investment management fees payable to affiliates	581,967
Distribution fees payable to affiliates	314,811
Other accrued expenses	141,043
Swaps payments payable	45,000
Variation margin due to broker on centrally cleared credit default swap contracts	30,960
Dividend disbursing and transfer agent fees and expenses payable to affiliates	9,169
Accounting and administration expenses payable to affiliates	5,078
Trustees’ fees and expenses payable to affiliates	3,344
Legal fees payable to affiliates	2,324
Reports and statements to shareholders expenses payable to affiliates	1,098

Total liabilities	78,959,486

Total Net Assets	$1,480,345,807

Net Assets Consist of:
Paid-in capital	$1,532,739,904
Total distributable earnings (loss)	(52,394,097)

Total Net Assets	$1,480,345,807

Net Asset Value
Standard Class:
Net assets	$260,009,368
Shares of beneficial interest outstanding, unlimited authorization, no par	27,110,317
Net asset value per share	$9.59

Service Class:
Net assets	$1,220,336,439
Shares of beneficial interest outstanding, unlimited authorization, no par	128,095,719
Net asset value per share	$9.53
[1] Investments, at cost	$1,520,448,403

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-16

Delaware VIP® Trust—

Delaware VIP Limited-Term Diversified Income Series

Statement of operations

Year ended December 31, 2018

Investment Income:
Interest	$37,366,082

Expenses:
Management fees	6,657,295
Distribution expenses – Service Class	3,854,322
Accounting and administration expenses	282,859
Reports and statements to shareholders expenses	173,724
Dividend disbursing and transfer agent fees and expenses	116,573
Legal fees	83,407
Trustees’ fees and expenses	66,594
Audit and tax fees	50,353
Custodian fees	40,468
Registration fees	245
Other	65,780

11,391,620
Less waived distribution expenses – Service Class	(214,316)
Less expenses paid indirectly	(10,641)

Total operating expenses	11,166,663

Net Investment Income	26,199,419

Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(11,480,978)
Swap contracts	(2,088,802)

Net realized loss	(13,569,780)

Net change in unrealized appreciation (depreciation) of:
Investments	(14,148,172)
Swap contracts	1,747,413

Net change in unrealized appreciation (depreciation)	(12,400,759)

Net Realized and Unrealized Loss	(25,970,539)

Net Increase in Net Assets Resulting from Operations	$228,880

Delaware VIP Trust—

Delaware VIP Limited-Term Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$26,199,419	$17,757,791
Net realized gain (loss)	(13,569,780)	4,592,083
Net change in unrealized appreciation (depreciation)	(12,400,759)	4,850,124

Net increase in net assets resulting from operations	228,880	27,199,998

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(3,043,622)	(1,916,055)
Service Class	(31,121,454)	(23,867,534)

	(34,165,076)	(25,783,589)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	178,484,132	29,332,842
Service Class	41,914,297	54,140,719

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	2,913,489	1,915,246
Service Class	30,855,015	23,934,377

	254,166,933	109,323,184

Cost of shares redeemed:
Standard Class	(18,087,997)	(13,776,255)
Service Class	(139,860,998)	(86,289,865)

	(157,948,995)	(100,066,120)

Increase in net assets derived from capital share transactions	96,217,938	9,257,064

Net Increase in Net Assets	62,281,742	10,673,473

Net Assets:
Beginning of year	1,418,064,065	1,407,390,592

End of year[1]	$1,480,345,807	$1,418,064,065

[1]

Net Assets – End of year includes undistributed net investment income of $595,497 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Series has adopted amendments to Regulation S-X (see Note 13 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$(1,916,055)	$(23,867,534)

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-17

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

Delaware VIP Limited-Term Diversified Income Series Standard Class

	Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$9.83	$9.82	$9.78	$9.87	$9.86

Income (loss) from investment operations:
Net investment income[1]	0.21	0.15	0.11	0.13	0.12
Net realized and unrealized gain (loss)	(0.19)	0.06	0.09	(0.05)	0.05

Total from investment operations	0.02	0.21	0.20	0.08	0.17

Less dividends and distributions from:
Net investment income	(0.26)	(0.20)	(0.16)	(0.17)	(0.16)

Total dividends and distributions	(0.26)	(0.20)	(0.16)	(0.17)	(0.16)

Net asset value, end of period	$9.59	$9.83	$9.82	$9.78	$9.87

Total return[2]	0.24%	2.17%	2.09%	0.78%	1.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$260,009	$98,895	$81,412	$62,646	$59,362
Ratio of expenses to average net assets	0.54%	0.55%	0.55%	0.56%	0.56%
Ratio of net investment income to average net assets	2.14%	1.49%	1.15%	1.36%	1.22%
Portfolio turnover	125%	135%	143%	128%	113%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-18

Delaware VIP® Limited-Term Diversified Income Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

Delaware VIP Limited-Term Diversified Income Series Service Class

	Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$9.76	$9.75	$9.72	$9.80	$9.79

Income (loss) from investment operations:
Net investment income[1]	0.18	0.12	0.09	0.11	0.10
Net realized and unrealized gain (loss)	(0.18)	0.07	0.08	(0.05)	0.04

Total from investment operations	—	0.19	0.17	0.06	0.14

Less dividends and distributions from:
Net investment income	(0.23)	(0.18)	(0.14)	(0.14)	(0.13)

Total dividends and distributions	(0.23)	(0.18)	(0.14)	(0.14)	(0.13)

Net asset value, end of period	$9.53	$9.76	$9.75	$9.72	$9.80

Total return[2]	0.04%	1.92%	1.73%	0.62%	1.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,220,337	$1,319,169	$1,325,979	$1,370,899	$1,405,542
Ratio of expenses to average net assets	0.82%	0.80%	0.80%	0.81%	0.81%
Ratio of expenses to average net assets prior to fees waived	0.84%	0.85%	0.85%	0.86%	0.86%
Ratio of net investment income to average net assets	1.86%	1.24%	0.90%	1.11%	0.97%
Ratio of net investment income to average net assets prior to fees waived	1.84%	1.19%	0.85%	1.06%	0.92%
Portfolio turnover	125%	135%	143%	128%	113%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-19

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Limited-Term Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of a trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018, and matured on the next business day.

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Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $10,640 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and non routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual Series operating expenses from exceeding 0.56% of the Series’ average daily net assets from April 30, 2018 through Dec. 31, 2018.* The waivers and reimbursements are accrued daily and received monthly. This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2018, the Series was charged $56,750 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees were calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $104,705 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the

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Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the Series was charged $41,346 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from April 30, 2018 through April 30, 2019.

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$749,455,937
Purchases of US government securities	1,095,335,887
Sales other than US government securities	641,246,840
Sales of US government securities	1,084,070,558

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of Investments and Derivatives	Aggregate Unrealized Appreciation of Investments and Derivatives	Aggregate Unrealized Depreciation of Investments and Derivatives	Net Unrealized Depreciation of Investments and Derivatives
$1,526,137,141	$6,582,697	$(24,380,407)	$(17,797,710)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –	Other observable inputs, including but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

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Notes to financial statements (continued)

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

Level 2
Securities:
Assets:
Agency, Asset- & Mortgage-Backed Securities	$723,705,463
Corporate Debt	562,072,366
Foreign Debt	24,627,741
Municipal Bond	419,415
US Treasury Obligations	170,911,889
Preferred Stock	2,602,875
Short-Term Investments	22,884,206

Total Value of Securities	$1,507,223,955

Derivatives:*
Assets:
Swap Contracts	$1,115,476

*Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. During the year ended Dec. 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 were as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$34,165,076	$25,783,589

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,532,739,904
Undistributed ordinary income	659,705
Distributions payable	(865,311)
Capital loss carryforwards	(34,390,781)
Net unrealized depreciation on investments and derivatives	(17,797,710)

Net assets	$1,480,345,807

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, CDS contracts, and tax treatment of market discount and premium on debt instruments.

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Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

At Dec. 31, 2018, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$16,664,156	$17,726,625	$34,390,781

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	18,614,807	2,976,250
Service Class	4,354,095	5,533,204

Shares issued upon reinvestment of dividends and distributions:
Standard Class	302,220	194,233
Service Class	3,219,800	2,443,899

	26,490,922	11,147,586

Shares redeemed:
Standard Class	(1,869,984)	(1,399,543)
Service Class	(14,614,581)	(8,808,321)

	(16,484,565)	(10,207,864)

Net increase	10,006,357	939,722

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to 130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018 or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic

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Notes to financial statements (continued)

8. Derivatives (continued)

amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2018, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended Dec. 31, 2018, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) For bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2018, the Series entered in to CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Dec. 31, 2018, the Series experienced net realized and unrealized gains or losses attributable to credit contracts which are disclosed on the “Statement of asset and liabilities” as “Variation margin due to brokers on centrally cleared credit default swap contracts” and on the “Statement of operations” as “Net realized loss on swap contracts.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2018.

	Long Derivative Volume	Short Derivative Volume
CDS contracts (average notional value)*	$37,547,619	$—

*Long represents buying protection and short represents selling protection.

9. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under master repurchase agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to

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Notes to financial statements (continued)

9. Offsetting (continued)

return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$1,664,341	$—	$(1,664,341)	$(1,664,341)	$—
Bank of Montreal	4,576,938	(4,576,938)	—	(4,576,938)	—
BNP Paribas	7,484,092	(7,484,092)	—	(7,484,092)	—

Total	$13,725,371	$(12,061,030)	$(1,664,341)	$(13,725,371)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2018.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception

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Notes to financial statements (continued)

11. Credit and Market Risk (continued)

of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations held by the Series that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2018, Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.”All of these have been reflected in the Series’ financial statements.

Limited-Term Diversified Income Series-27

Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

Limited-Term Diversified Income Series-28

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited-Term Diversified Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited-Term Diversified Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Limited-Term Diversified Income Series-29

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Limited-Term Diversified Income Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Limited-Term Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

Limited-Term Diversified Income Series-30

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Limited-Term Diversified Income Series (continued)

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board also noted that, as of March 31, 2018, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Board consideration of sub-advisory agreement for Delaware VIP Limited-Term Diversified Income Series

At a meeting held on Nov. 14-15, 2018, the Board of Trustees of Delaware VIP Limited-Term Diversified Income Series (the “Series”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) for the Series. MIMAK may also be referenced as “sub-advisor” below.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of its key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, extent, and quality of services that MIMAK would provide as a sub-advisor to the Series. The Trustees considered the types of services to be provided by MIMAK in connection with DMC’s management of the Series, and the qualifications and experience of MIMAK’s research team. The Board considered MIMAK’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMAK, and Management’s favorable assessment as to the

Limited-Term Diversified Income Series-31

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Board consideration of sub-advisory agreement for Delaware VIP Limited-Term Diversified Income Series (continued)

nature, extent, and quality of the research services to be provided by MIMAK, as well as MIMAK’s ability to render such services based on its experience, organization and resources, were appropriate for the Series, in light of the Series’ investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by MIMAK, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to MIMAK’s on-the-ground research expertise, perspective, and resources.

Sub-advisory fees. The Board considered that DMC would not pay fees in connection with MIMAK’s services. The Board concluded that, in light of the quality and extent of the services to be provided and the nature of the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMAK would provide investment recommendations and ideas, including with respect to specific securities, but that DMC’s portfolio managers for the Series would retain portfolio management discretion over the Series.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Series investors as assets in the Series increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Limited-Term Diversified Income Series-32

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	59	None

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation Committee
and Governance
Committee Member —
Community Health
Systems

Director —

Drexel Morgan & Co.

Director and Audit
Committee Member —
vTv Therapeutics LLC

Director and Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

Limited-Term Diversified Income Series-33

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas, Inc. (March 2018-Present)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North
America Holdings Inc.
(December 2013-Present)

Director — HSBC USA Inc.
(July 2014-Present)

Director —
HSBC Bank USA,
National Association
(July 2014-March 2017)

Director — HSBC
Finance Corporation
(December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit
Committee Member —
H&R Block Corporation
(July 2008-Present)

Director and Audit
Committee Member —
Grange Insurance
(2013-Present)

Trustee and Audit
Committee Member —
The Merger Fund
(2013-Present),
The Merger Fund VL
(2013-Present);
WCM Alternatives:
Event-Driven Fund
(2013-Present),
and WCM Alternatives:
Credit Event Fund
(December 2017-Present)

Director — International
Securities Exchange
(2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Limited-Term Diversified Income Series-34

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Limited-Term Diversified Income Series-35

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPLTD 22044 (2/19) (730130)	Limited-Term Diversified Income Series-36

Delaware VIP® Trust

Delaware VIP REIT Series

December 31, 2018

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / sector allocation and top 10 equity holdings	6

Schedule of investments	7

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	13

Report of independent registered public accounting firm	19

Other Series information	20

Board of trustees / directors and officers addendum	22

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM), is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP REIT Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP REIT Series

Portfolio management review	January 8, 2019

For the fiscal year ended Dec. 31, 2018, Delaware VIP REIT Series (the “Series”) Standard Class shares declined 7.22% and Service Class shares fell 7.52% (both figures reflect returns with all dividends reinvested). The Series’ benchmark, the FTSE NAREIT Equity REITs Index, declined 4.62% for the same period.

Investors in real estate investment trusts (REITs) encountered challenging market conditions during the period. Significant volatility marked both the beginning and end of the period as two major market corrections bookended a long upswing. After a few difficult weeks in late January and early February 2018, REITs bounced back and gained significantly through August, only to level off and then succumb to a severe market selloff in December.

For the fiscal year, REITs as measured by the FTSE NAREIT Equity REITs Index underperformed the broader market as measured by the S&P 500® Index, which declined 4.38%.

Throughout the period, the US economy continued along its expansionary path. US gross domestic product (GDP) – a measure of the country’s economic output – peaked in the second quarter at 4.2% before slipping back in the third quarter to 3.4%. To combat potential inflation that can accelerate during periods of economic growth, the US Federal Reserve raised the federal funds rate by a quarter percentage point on four occasions during the fiscal year. At year end, the target range stood at 2.25%-2.50%.

Higher interest rates drove the REIT market’s struggles during the fiscal year, as REITs rely on the availability of attractively priced capital to fund growth. Those real estate operators that saw the best share-price performance were largely companies with relatively stable cash flows and the ability to generate good internal growth.

Relative to the benchmark, the Series’ biggest performance challenge was security selection in the healthcare sector, especially the Series’ large out-of-index position in Brookdale Senior Living Inc., an operator of senior-care facilities. An oversupply of senior housing facilities continued to hamper the group. As of fiscal year end, we think Brookdale’s stock is significantly undervalued, offering the most potential of any holding in the Series.

Within the tech sector, where security selection was modestly negative overall, the Series’ biggest relative detractors were Equinix Inc., a data center REIT, and SBA Communications Corp., an owner of wireless communications towers. SBA’s shares fell, likely due to concern that a potential merger between wireless carriers T-Mobile and Sprint would result in one less competitor and a reduction in capital spending in the industry. Meanwhile, Equinix struggled as data center operators experienced slowing growth along with tighter availability of capital for companies in this industry. The negative effect from the Series’ Equinix position was partially offset by the positive effect of the Series’ out-of-index position in American Tower Corp.

In the freestanding category, our security selection was positive on balance. The Series benefited most from an overweight in STORE Capital Corp.,a strong-performing triple-net REIT (meaning tenants are responsible for paying ongoing expenses, such as real estate taxes and insurance). The company benefited from ready access to attractively priced capital, enabling further external growth. In contrast, the Series’ underweight in another triple-net REIT, Realty Income Corp., which we sold during the fiscal year, detracted from Series’ results considering the stock’s healthy gain for the full period.

In the regional malls sector, our security selection added value, largely due to the Series’ position in Simon Property Group Inc., whose shares achieved a modest gain for the fiscal year. The Series’ overweight in this stock reflected our view that Simon Property Group is a best-in-class mall operator benefiting from outstanding properties, a strong management team, good corporate governance, smart capital allocation, and healthy free cash flow.

Elsewhere, in the industrial REIT sector, our security selection contributed to relative performance, largely due to an investment in DCT Industrial Trust Inc. This operator of warehouse and distribution facilities experienced strong share-price performance by virtue of its acquisition by industry-leader Prologis Inc., also a Series holding, in a transaction that closed in August.

The Series’ underweight allocation to the lagging diversified REIT sector contributed to relative performance. On an individual basis, the Series benefited from not owning several weak-performing benchmark components during the period, notably Colony Capital Inc. and Brookfield Property REIT Inc., which suffered steep declines.

Our management strategy remained consistent with the Series’ prospectus. We prioritize those areas of the REIT market that, in our opinion, have the potential to benefit from a strong fundamental backdrop for commercial real estate, and that offer what we see as attractively valued securities available for investment. We also seek to invest in companies that, in our view, are able to grow their cash flow and prudently raise capital.

Throughout the fiscal year, our management approach focused on REIT investments in those market areas that have demonstrated stable-to-accelerating internal growth. We simultaneously sought to avoid companies experiencing dilution from equity sales or a slowdown in internal growth. We also selectively sought individual value opportunities, even as value investing has become more difficult in the current real estate environment of higher interest rates and capital costs.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

REIT Series-1

Delaware VIP® Trust — Delaware VIP REIT Series

Portfolio management review (continued)	January 8, 2019

In this environment, we continue to strive to own companies offering the opportunity for steady growth, which we currently find among owners of manufactured home communities, industrial properties, and data centers. Meanwhile, we have opportunistically added to what we view as deeper value areas, such as healthcare and retail.

As of the fiscal-year end, we plan to continue to invest in those areas of the REIT market where we see consistent growth potential. We also believe that if companies begin to act in more shareholder-friendly ways, the REIT asset class could offer strong opportunity due to what we view as attractive valuations across multiple sectors.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

REIT Series-2

Delaware VIP® Trust — Delaware VIP REIT Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP REIT Series
Average annual total returns
For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 4, 1998)	-7.22%	-0.09%	+6.02%	+10.77%	+8.25%

Service Class shares (commenced operations on May 1, 2000)	-7.52%	-0.36%	+5.74%	+10.49%	+9.10%

FTSE NAREIT Equity REITs Index	-4.62%	+2.89%	+7.90%	+12.12%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.10%, while total operating expenses for Standard Class and Service Class shares were 0.84% and 1.14%, respectively. The management fee for Standard Class and Service Class shares was 0.75%. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance chart above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT series’ tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

REIT Series-3

Delaware VIP® REIT Series

Performance summary (continued)

For period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
-- FTSE NAREIT Equity REITs Index	$10,000	$31,382
– Delaware VIP REIT Series (Standard Class)	$10,000	$27,800

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

REIT Series-4

Delaware VIP® Trust — Delaware VIP REIT Series

Disclosure of Series expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual Series return†
Standard Class	$1,000.00	$ 930.10	0.83%	$4.04
Service Class	1,000.00	928.50	1.13%	5.49
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23
Service Class	1,000.00	1,019.51	1.13%	5.75

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

REIT Series-5

Delaware VIP® Trust — Delaware VIP REIT Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock	97.48%
Diversified REITs	1.72%
Healthcare	4.79%
Healthcare REITs	9.52%
Hotel REITs	5.36%
Industrial REITs	9.71%
Information Technology REITs	7.29%
Mall REITs	7.76%
Manufactured Housing REITs	4.88%
Mixed REIT	1.44%
Multifamily REITs	19.52%
Office REITs	6.00%
Self-Storage REITs	5.57%
Shopping Center REITs	4.78%
Single Tenant REITs	6.15%
Specialty REITs	2.99%
Short-Term Investments	2.07%
Total Value of Securities	99.55%
Receivables and Other Assets Net of Liabilities	0.45%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Simon Property Group	7.76%
Prologis	5.37%
Welltower	4.98%
Equity Residential	4.95%
Brookdale Senior Living	4.79%
AvalonBay Communities	4.44%
Equinix	3.92%
Camden Property Trust	3.46%
STORE Capital	2.99%
UDR	2.96%

REIT Series-6

Delaware VIP® Trust — Delaware VIP REIT Series

Schedule of investments

December 31, 2018

	Number of	Value
	shares	(US $)

Common Stock – 97.48%
Diversified REITs – 1.72%
Vornado Realty Trust	103,393	$6,413,468

		6,413,468

Healthcare – 4.79%
Brookdale Senior Living †	2,661,429	17,831,574

		17,831,574

Healthcare REITs – 9.52%
HCP	284,575	7,948,180
Omega Healthcare Investors	89,050	3,130,108
Physicians Realty Trust	92,750	1,486,783
Sabra Health Care REIT	264,200	4,354,016
Welltower	267,000	18,532,470

		35,451,557

Hotel REITs – 5.36%
Host Hotels & Resorts	450,493	7,509,718
MGM Growth Properties Class A	101,825	2,689,198
Park Hotels & Resorts	192,675	5,005,697
RLJ Lodging Trust	160,750	2,636,300
Sunstone Hotel Investors	162,676	2,116,415

		19,957,328

Industrial REITs – 9.71%
Duke Realty	423,800	10,976,420
Prologis	340,270	19,980,654
Rexford Industrial Realty	176,700	5,207,349

		36,164,423

Information Technology REITs – 7.29%
American Tower	32,050	5,069,989
Digital Realty Trust	37,075	3,950,341
Equinix	41,375	14,587,170
SBA Communications †	21,875	3,541,344

		27,148,844

Mall REITs – 7.76%
Simon Property Group	171,928	28,882,185

		28,882,185

Manufactured Housing REITs – 4.88%
Equity LifeStyle Properties	90,003	8,741,991
Sun Communities	92,550	9,413,261

		18,155,252

Mixed REIT – 1.44%
Liberty Property Trust	128,125	5,365,875

		5,365,875

Multifamily REITs – 19.52%
Apartment Investment & Management Class A	213,250	9,357,410
AvalonBay Communities	95,064	16,545,889
Camden Property Trust	146,200	12,872,910
Equity Residential	278,950	18,413,489
Essex Property Trust	18,296	4,486,362

	Number of	Value
	shares	(US $)

Common Stock (continued)
Multifamily REITs (continued)
UDR	278,050	$11,016,341

		72,692,401

Office REITs – 6.00%
Boston Properties	72,265	8,133,426
Columbia Property Trust	361,850	7,001,797
Kilroy Realty	48,075	3,022,956
SL Green Realty	52,825	4,177,401

		22,335,580

Self-Storage REITs – 5.57%
CubeSmart	233,350	6,694,811
Extra Space Storage	101,975	9,226,698
Public Storage	23,911	4,839,826

		20,761,335

Shopping Center REITs – 4.78%
Kimco Realty	283,775	4,157,304
Regency Centers	130,410	7,652,459
Retail Properties of America Class A	217,975	2,365,029
SITE Centers	183,062	2,026,496
Weingarten Realty Investors	63,782	1,582,431

		17,783,719

Single Tenant REITs – 6.15%
National Retail Properties	181,436	8,801,460
Spirit Realty Capital	83,765	2,952,716
STORE Capital	393,400	11,137,154

		22,891,330

Specialty REITs – 2.99%
Cushman & Wakefield †	230,525	3,335,697
GEO Group	65,825	1,296,753
Invitation Homes	323,775	6,501,402
		11,133,852

Total Common Stock (cost $380,701,301)		362,968,723

	Principal
	amount°
Short-Term Investments – 2.07%
Discount Note – 0.33% ≠
Federal Home Loan Bank 1.05% 1/2/19	1,222,277	1,222,277

		1,222,277

Repurchase Agreements – 1.69%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $764,048 (cash collateralized of $763,923)	763,923	763,923

REIT Series-7

Delaware VIP® REIT Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $2,101,092 (collateralized by US government obligations 0.00%-3.75% 1/24/19 -2/15/47; market value $2,142,805)	2,100,789	$2,100,789
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $3,435,715 (collateralized by US government obligations 0.00%-8.00% 2/15/19 -8/15/46; market value $3,503,859)	3,435,156	3,435,156

		6,299,868

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
US Treasury Obligation – 0.05%≠
US Treasury Bill 1.493% 1/3/19	184,968	$184,956

		184,956

Total Short-Term Investments (cost $7,707,018)		7,707,101

Total Value of Securities – 99.55% (cost $388,408,319)	$370,675,824

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
†	Non-income producing security.

Summary of abbreviations:

REIT - Real Estate Investment Trust

USD - US dollar

See accompanying notes, which are an integral part of the financial statements.

REIT Series-8

Delaware VIP® Trust – Delaware VIP REIT Series
Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$370,675,824
Cash	260,355
Dividends and interest receivable	1,818,995
Receivable for series shares sold	83,795

Total assets	372,838,969
Liabilities:
Management fees payable to affiliates	250,413
Payable for series shares redeemed	107,988
Distribution fees payable to affiliates	47,044
Reports and statements to shareholders payable	38,732
Other accrued expenses	23,398
Audit and tax fees payable	4,695
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,504
Accounting and administration expenses payable to affiliates	1,634
Trustees’ fees and expenses payable to affiliates	1,025
Legal fees payable to affiliates	714
Reports and statements to shareholders expenses payable to affiliates	276
Total liabilities	478,423
Total Net Assets	$372,360,546

Net Assets Consist of:
Paid-in capital	$415,992,592
Total distributable earnings (loss)	(43,632,046)

Total Net Assets	$372,360,546

Net Asset Value
Standard Class:
Net assets	$198,903,308
Shares of beneficial interest outstanding, unlimited authorization, no par	16,785,222
Net asset value per share	$ 11.85

Service Class:
Net assets	$173,457,238
Shares of beneficial interest outstanding, unlimited authorization, no par	14,671,344
Net asset value per share	$ 11.82

[1]Investments, at cost	$388,408,319

See accompanying notes, which are an integral part of the financial statements.

REIT Series-9

Delaware VIP® Trust –

Delaware VIP REIT Series

Statement of operations

Year ended December 31, 2018

Investment Income:
Dividends	$ 12,590,828
Interest	127,845

12,718,673

Expenses:
Management fees	3,119,107
Distribution expenses – Service Class	586,700
Accounting and administration expenses	108,090
Reports and statements to shareholders expenses	76,794
Audit and tax fees	35,455
Dividend disbursing and transfer agent fees and expenses	34,880
Legal fees	23,730
Trustees’ fees and expenses	20,023
Custodian fees	18,838
Registration fees	245
Other	11,823

4,035,685
Less waived distribution expenses – Service Class	(31,852)
Less expenses paid indirectly	(820)

Total operating expenses	4,003,013
Net Investment Income	8,715,660

Net Realized and Unrealized Loss:
Net realized loss on investments	(19,278,522)
Net change in unrealized appreciation (depreciation) of investments	(19,518,669)

Net Realized and Unrealized Loss	(38,797,191)

Net Decrease in Net Assets Resulting from Operations	$(30,081,531)

Delaware VIP Trust –

Delaware VIP REIT Series

Statements of changes in net assets

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,715,660	$8,414,262
Net realized gain (loss)	(19,278,522)	4,670,385
Net change in unrealized appreciation (depreciation)	(19,518,669)	(6,503,693)

Net increase (decrease) in net assets resulting from operations	(30,081,531)	6,580,954

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(11,357,786)	(36,356,281)
Service Class	(9,640,377)	(33,215,407)

	(20,998,163)	(69,571,688)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	8,399,074	7,634,252
Service Class	8,627,567	10,486,423

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	11,357,786	36,356,281
Service Class	9,640,377	33,215,407

	38,024,804	87,692,363

Cost of shares redeemed:
Standard Class	(29,374,577)	(27,074,042)
Service Class	(32,733,061)	(33,249,113)

	(62,107,638)	(60,323,155)

Increase (decrease) in net assets derived from capital share transactions	(24,082,834)	27,369,208

Net Decrease in Net Assets	(75,162,528)	(35,621,526)

Net Assets:
Beginning of year	447,523,074	483,144,600

End of year[1]	$372,360,546	$447,523,074

[1]

Net Assets - End of year includes undistributed net investment income of $8,410,907 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Series has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$ (3,825,327)	$ (2,986,473)
Distributions from net realized gains	(32,530,954)	(30,228,934)

See accompanying notes, which are an integral part of the financial statements.

REIT Series-10

Delaware VIP® Trust — Delaware VIP REIT Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$13.49	$15.57	$15.89	$15.50	$12.14

Income (loss) from investment operations:
Net investment income[1]	0.28	0.27	0.22	0.21	0.20
Net realized and unrealized gain (loss)	(1.27)	(0.03)	0.67	0.37	3.35

Total from investment operations	(0.99)	0.24	0.89	0.58	3.55

Less dividends and distributions from:
Net investment income	(0.27)	(0.24)	(0.21)	(0.19)	(0.19)
Net realized gain	(0.38)	(2.08)	(1.00)	—	—

Total dividends and distributions	(0.65)	(2.32)	(1.21)	(0.19)	(0.19)

Net asset value, end of period	$11.85	$13.49	$15.57	$15.89	$15.50

Total return[2]	(7.22% )	1.54%	5.87%	3.75%	29.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$198,904	$235,390	$251,083	$244,618	$260,182
Ratio of expenses to average net assets	0.83%	0.84%	0.83%	0.85%	0.84%
Ratio of net investment income to average net assets	2.23%	1.94%	1.39%	1.32%	1.41%
Portfolio turnover	111%	173%	130%	75%	84%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-11

Delaware VIP® REIT Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$13.46	$15.54	$15.86	$15.47	$12.12

Income (loss) from investment operations:
Net investment income[1]	0.24	0.24	0.18	0.17	0.16
Net realized and unrealized gain (loss)	(1.27)	(0.03)	0.67	0.37	3.35

Total from investment operations	(1.03)	0.21	0.85	0.54	3.51

Less dividends and distributions from:
Net investment income	(0.23)	(0.21)	(0.17)	(0.15)	(0.16)
Net realized gain	(0.38)	(2.08)	(1.00)	—	—

Total dividends and distributions	(0.61)	(2.29)	(1.17)	(0.15)	(0.16)

Net asset value, end of period	$11.82	$13.46	$15.54	$15.86	$15.47

Total return[2]	(7.52% )	1.27%	5.62%	3.52%	29.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$173,457	$212,133	$232,062	$238,103	$251,743
Ratio of expenses to average net assets	1.11%	1.09%	1.08%	1.10%	1.09%
Ratio of expenses to average net assets prior to fees waived	1.13%	1.14%	1.13%	1.15%	1.14%
Ratio of net investment income to average net assets	1.95%	1.69%	1.14%	1.07%	1.16%
Ratio of net investment income to average net assets prior to fees waived	1.93%	1.64%	1.09%	1.02%	1.11%
Portfolio turnover	111%	173%	130%	75%	84%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-12

Delaware VIP® Trust — Delaware VIP REIT Series

Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objectives of the Series are to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018, and matured on the next business day.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received

REIT Series-13

Delaware VIP® REIT Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2018.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $819 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2018, the Series was charged $19,709 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $31,191 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the Series was charged $13,265 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

REIT Series-14

Delaware VIP® REIT Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$455,128,448
Sales	487,137,075

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$402,972,541	$10,473,508	$(42,770,225)	$(32,296,717)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$362,968,723	$—	$362,968,723
Short-Term Investments	—	7,707,101	7,707,101

Total Value of Securities	$362,968,723	$7,707,101	$370,675,824

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2018, there were no Level 3 investments.

REIT Series-15

Delaware VIP® REIT Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$13,466,384	$19,031,075
Long-term capital gains	7,531,779	50,540,613

Total	$20,998,163	$69,571,688

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$415,992,592
Undistributed ordinary income	8,809,243
Capital loss carryforwards	(20,144,572)
Net unrealized depreciation on investments	(32,296,717)

Net assets	$372,360,546

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

At Dec. 31, 2018, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character No Expiration
Short-term	Long-term	Total
$12,243,538	$7,901,034	$20,144,572

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	676,737	537,806
Service Class	688,375	743,348

Shares issued upon reinvestment of dividends and distributions:
Standard Class	985,064	2,695,054
Service Class	836,112	2,464,051

	3,186,288	6,440,259

Shares redeemed:
Standard Class	(2,325,829)	(1,910,638)
Service Class	(2,614,717)	(2,383,545)

	(4,940,546)	(4,294,183)

Net increase (decrease)	(1,754,258)	2,146,076

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. The Participants were permitted

REIT Series-16

Delaware VIP® REIT Series

Notes to financial statements (continued)

7. Line of Credit (continued)

to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the year then ended.

8. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under master repurchase agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$763,923	$—	$(763,923)	$(763,923)	$—
Bank of Montreal	2,100,789	(2,100,789)	—	(2,100,789)	—
BNP Paribas	3,435,156	(3,435,156)	—	(3,435,156)	—

Total	$6,299,868	$(5,535,945)	$(763,923)	$(6,299,868)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

REIT Series-17

Delaware VIP® REIT Series

Notes to financial statements (continued)

9. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

10. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2018, there were no Rule 144A securities held by the Series. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Series’ financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

REIT Series-18

Delaware VIP® Trust — Delaware VIP REIT Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP REIT Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP REIT Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

REIT Series-19

Delaware VIP® Trust — Delaware VIP REIT Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP REIT Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP REIT Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5- and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3- and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all real estate funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the third quartile of its Performance Universe. The Board observed that the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class

REIT Series-20

Delaware VIP® Trust — Delaware VIP REIT Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP REIT Series (continued)

shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for the Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2018, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
35.87%	64.13%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

REIT Series-21

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEE
Shawn K. Lytle[1,3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	59	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation Committee

and Governance Committee Member — Community Health Systems

Director —

Drexel Morgan & Co.

Director and Audit Committee Member — vTv Therapeutics LLC

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

REIT Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas, Inc. (March 2018-Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director —HSBC USA Inc. (July 2014-Present)

Director —

HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director and Audit Committee Member — Grange Insurance

(2013-Present)

Trustee and Audit Committee Member —

The Merger Fund

(2013-Present),

The Merger Fund VL

(2013-Present); WCM Alternatives:

Event-Driven Fund

(2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director — International Securities Exchange

(2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

REIT Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

REIT Series-24

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

REIT Series-25

AR-VIPREIT 22045 (2/19) (730130)

Delaware VIP® Trust

Delaware VIP Small Cap Value Series

December 31, 2018

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Portfolio management review	January 8, 2019

For the fiscal year ended Dec. 31, 2018, Delaware VIP Small Cap Value Series (the “Series”) Standard Class shares declined 16.72% and Service Class shares declined 16.95%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, declined 12.86% for the same period.

Small-cap value stocks had posted positive returns for the year until October, when the market took a negative turn. While the economic and fiscal backdrop remained supportive, investors grew concerned that rising interest rates, uncertainty over trade policy, and the looming end of easy earnings comparisons would warrant a more cautious approach. The energy sector was the weakest-performing sector for the benchmark, despite successful efforts by the Organization of the Petroleum Exporting Countries to reduce the global glut of oil through production cuts. The consumer cyclical and basic industry sectors each declined more than 25% during the fiscal year. Only two sectors in the benchmark were positive for the year, business services and utilities.

Though value stocks were among the major beneficiaries of 2017 tax-reform legislation, the group nonetheless underperformed its growth counterpart over the fiscal period. Several indicators suggest to us that value-oriented companies have the potential to perform well in the current market environment. Corporate earnings growth has broadened out across sectors, and while 2019 earnings growth is not likely to match 2018’s tax-reform enhanced levels, in our view, earnings per share should grow at healthy levels next year. Share buybacks remain strong and value companies are exercising more disciplined capital expenditures than their growth peers.

Stock selection and sector positioning hurt the Series’ performance. Weak stock selection in the technology sector was the main detractor from relative returns, though stock selection in financial services and consumer staples was also a negative. Overweight allocations to the capital spending and basic industry sectors detracted, as did underweight allocations to the business services and real estate investment trust (REIT) sectors. Stock selection was a detractor in all four sectors of those sectors: capital spending, basic industry, business services, and REITs. The Series’ holdings in the utilities sector kept pace with the positive return for the utilities sector in the benchmark; however, the Series’ underweighting here detracted. Stock selection in the consumer services, healthcare, and energy sectors contributed.

During the year, lower-quality companies within the benchmark, those companies with high price-to-earnings (P/E) ratios, declined by less than their higher-quality counterparts. The Series is overweight low P/E companies relative to the benchmark, which detracted from performance.

Semiconductor and integrated circuits manufacturer Tower Semiconductor Ltd. detracted. During the year, the company’s earnings reports were lower than expected as management worked to upgrade its business mix by reducing the company’s lower-margin businesses in favor of increasing its higher-margin business lines. As the stock’s price declined during the year, we increased the Series’ position in Tower Semiconductor as we believe in management’s ability to execute on its planned shift in business mix, which should benefit the company’s financials.

Shares of CommScope Holding Co. Inc. experienced two sharp declines during the year. In May, CommScope sold off after the company cut its full-year profit expectations, the result of unanticipated price pressure from several major North American telecommunications operators. During the fourth quarter, in conjunction with its fiscal third-quarter earnings release, CommScope announced an accretive acquisition of ARRIS International Plc. Investors seemed to view the purchase negatively, which weighed on the stock’s price. We trimmed the Series’ position in CommScope while we continue to evaluate the company’s financials prior to the closing of the ARRIS acquisition. We continue to view CommScope’s valuation as attractive given the company’s strong cash-flow generation; however, we are not pleased that the transaction will increase the company’s debt level.

Olin Corp. is a commodity chemical company that primarily produces chlorine, caustic soda, epoxy, and derivative chlorine products. Shares of Olin detracted during the year, the result of rising input costs across its businesses and a temporary demand imbalance in the chlor-alkali market, which resulted in a modest reversal of caustic soda pricing gains that had been realized over the previous 18 months. The decline in Olin’s share price during the year coincided with the company’s reporting its highest adjusted earnings before interest, taxes, depreciation, and amortization since the acquisition of the DowDuPont Chlorine Products business. We added to the Series’ position in Olin on the weakness and have a favorable outlook for the company, which trades at what we consider to be an attractive valuation and is returning cash to shareholders through debt pay down, dividends, and opportunistic stock repurchases.

Shares of healthcare product company, STERIS PLC, outperformed during the year. STERIS’ stock price traded at a relative discount to its peers in the healthcare equipment and supplies industry at the beginning of the year. While the industry group performed well during the fiscal year, STERIS experienced strong fundamental trends, prompting an increase to earnings guidance with resulting stock outperformance. During the year, we trimmed the Series’ holding in STERIS as the stock’s valuation gap relative to its peers narrowed in order to maintain the position’s size in the portfolio.

The Series benefited from a surge in merger and acquisition activity, which reached a total of nine companies during the fiscal year. Validus Holdings Ltd., a Bermuda-based reinsurer and provider of specialty insurance products, was the first takeout of the year. The Series’ position in Validus

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Small Cap Value Series-1

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Portfolio management review (continued)	January 8, 2019

contributed as American International Group Inc. acquired the company in a cash deal worth $5.4 billion. We exited the Series’ position in Validus shortly after the deal was announced.

Stock selection in the consumer services sector contributed and was led by drive-in restaurant operator Sonic Corp. In September, Sonic announced plans to be acquired at a premium by privately owned Inspire Brands Inc. in an all-cash deal. We exited the Series’ position in Sonic prior to the end of the fiscal year.

As the new fiscal year began, the Series remained positioned for economic growth. For example, we remained underweight the defensive sectors, including REITs and utilities. The Series is overweight some of the more-cyclical sectors, as we believe valuations and free-cash-flow generation are more attractive for companies in these sectors. The largest overweight sector positions in the Series are to the capital spending, basic industry, financial services, and energy sectors.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection, and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free-cash flow, and implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction. In that regard, we are encouraged by the number of companies that continue to meet these criteria.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Small Cap Value Series-2

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Small Cap Value Series
Average annual total returns
For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Dec. 27, 1993)	-16.72%	+7.04%	+4.01%	+12.28%	+9.95%

Service Class shares (commenced operations on May 1, 2000)	-16.95%	+6.76%	+3.75%	+12.00%	+9.55%

Russell 2000 Value Index	-12.86%	+7.37%	+3.61%	+10.40%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.04%, while total operating expenses for Standard Class and Service Class shares were 0.78% and 1.08%, respectively. The management fee for Standard Class and Service Class shares was 0.71%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Small Cap Value Series-3

Delaware VIP® Small Cap Value Series

Performance summary (continued)

For period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
–– Delaware VIP Small Cap Value Series (Standard Class)	$10,000	$31,851
– – Russell 2000 Value Index	$10,000	$26,889

The graph shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Small Cap Value Series-4

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*

Actual Series return†
Standard Class	$1,000.00	$ 819.20	0.77%	$3.53
Service Class	1,000.00	818.00	1.07%	4.90

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.32	0.77%	$3.92
Service Class	1,000.00	1,019.81	1.07%	5.45

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the business development corporation (Underlying Fund) in which it invests. The table above does not reflect the expenses of the Underlying Fund.

Small Cap Value Series-5

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage of
Security type / sector	net assets
Common Stock²	97.19%
Basic Industry	7.37%
Business Services	0.88%
Capital Spending	8.24%
Consumer Cyclical	3.55%
Consumer Services	10.13%
Consumer Staples	2.15%
Energy	6.29%
Financial Services[1]	29.41%
Healthcare	3.63%
Real Estate	8.19%
Technology	12.31%
Transportation	1.92%
Utilities	3.12%
Short-Term Investments	2.57%

Total Value of Securities	99.76%

Receivables and Other Assets Net of Liabilities	0.24%

Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of banks, diversified financial services, insurance, and investment companies. As of Dec. 31, 2018, such amounts, as percentage of total net assets, were 21.73%, 2.08%, 5.02%, and 0.58%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	2.52%
MasTec	2.30%
ITT	2.24%
Berry Global Group	2.10%
Synopsys	1.99%
Webster Financial	1.96%
Selective Insurance Group	1.93%
Hancock Whitney	1.77%
Hanover Insurance Group	1.73%
Olin	1.52%

Small Cap Value Series-6

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Schedule of investments

December 31, 2018

	Number of	Value
	shares	(US $)

Common Stock - 97.19% ²
Basic Industry - 7.37%
Berry Global Group †	468,200	$22,253,546
HB Fuller	340,100	14,512,067
Louisiana-Pacific	308,200	6,848,204
Minerals Technologies	71,178	3,654,278
Olin	797,900	16,045,769
Trinseo	319,900	14,645,022

		77,958,886

Business Services - 0.88%
Deluxe	118,800	4,566,672
WESCO International †	98,100	4,708,800

		9,275,472

Capital Spending - 8.24%
Altra Industrial Motion	241,770	6,080,515
Atkore International Group †	377,500	7,489,600
EnPro Industries	120,600	7,248,060
H&E Equipment Services	298,900	6,103,538
ITT	490,800	23,690,916
MasTec †	600,446	24,354,090
Primoris Services	383,600	7,338,268
Rexnord †	214,400	4,920,480

		87,225,467

Consumer Cyclical - 3.55%
Barnes Group	205,400	11,013,548
Knoll	382,893	6,310,077
Meritage Homes †	376,800	13,836,096
Standard Motor Products	79,901	3,869,605
Tenneco Class A	93,200	2,552,748

		37,582,074

Consumer Services - 10.13%
Asbury Automotive Group †	84,600	5,639,436
Cable One	13,600	11,153,360
Caleres	281,400	7,831,362
Cheesecake Factory	178,700	7,775,237
Choice Hotels International	180,000	12,884,400
Cinemark Holdings	293,513	10,507,765
Cracker Barrel Old Country Store	30,000	4,795,800
International Speedway Class A	216,700	9,504,462
Meredith	133,750	6,946,975
Steven Madden	261,050	7,899,373
Texas Roadhouse	94,700	5,653,590
UniFirst	60,400	8,641,428
Wolverine World Wide	250,300	7,982,067

		107,215,255

Consumer Staples - 2.15%
Core-Mark Holding	204,569	4,756,229
J&J Snack Foods	67,400	9,745,366
Scotts Miracle-Gro	94,900	5,832,554
Spectrum Brands Holdings	58,100	2,454,725

		22,788,874

Energy - 6.29%
Delek US Holdings	287,600	9,349,876
Dril-Quip †	138,700	4,165,161

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Energy (continued)
Helix Energy Solutions Group †	893,000	$4,831,130
KLX Energy Services Holdings †	53,920	1,264,424
Oasis Petroleum †	970,100	5,364,653
Patterson-UTI Energy	840,100	8,695,035
Rowan Class A †	688,900	5,779,871
SM Energy	604,000	9,349,920
Southwest Gas Holdings	189,700	14,512,050
Whiting Petroleum †	142,525	3,233,892

		66,546,012

Financial Services - 29.41%
American Equity Investment Life Holding	514,700	14,380,718
Bank of Hawaii	83,600	5,627,952
Bank of NT Butterfield & Son	171,100	5,363,985
Boston Private Financial Holdings	515,100	5,444,607
Community Bank System	171,000	9,969,300
East West Bancorp	613,336	26,698,517
First Financial Bancorp	557,200	13,216,784
First Hawaiian	452,400	10,183,524
First Interstate BancSystem Class A	293,000	10,712,080
First Midwest Bancorp	547,300	10,842,013
FNB	1,249,000	12,290,160
Great Western Bancorp	468,600	14,643,750
Hancock Whitney	539,800	18,704,070
Hanover Insurance Group	156,800	18,309,536
Legg Mason	251,800	6,423,418
Main Street Capital (BDC)	182,400	6,166,944
NBT Bancorp	295,900	10,235,181
Prosperity Bancshares	202,000	12,584,600
S&T Bancorp	203,942	7,717,165
Selective Insurance Group	334,590	20,389,915
Stifel Financial	375,100	15,536,642
Umpqua Holdings	831,400	13,219,260
Valley National Bancorp	1,273,000	11,304,240
Webster Financial	420,200	20,711,658
WesBanco	286,500	10,511,685

		311,187,704

Healthcare - 3.63%
Avanos Medical †	209,700	9,392,463
Catalent †	241,400	7,526,852
Service Corp. International	201,000	8,092,260
STERIS	124,898	13,345,351

		38,356,926

Real Estate - 8.19%
Brandywine Realty Trust	891,833	11,477,891
Healthcare Realty Trust	351,700	10,002,348
Highwoods Properties	271,500	10,504,335
Lexington Realty Trust	1,075,100	8,826,571
Life Storage	111,300	10,349,787
Outfront Media	720,200	13,050,024
RPT Realty	586,200	7,005,090
Summit Hotel Properties	676,400	6,581,372

Small Cap Value Series-7

Delaware VIP® Small Cap Value Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Real Estate (continued)
Washington Real Estate Investment Trust	384,400	$8,841,200

		86,638,618

Technology - 12.31%
Cirrus Logic †	154,000	5,109,720
Coherent †	41,600	4,397,536
CommScope Holding †	371,845	6,094,540
Flex †	640,200	4,871,922
MaxLinear †	315,300	5,549,280
NCR †	328,399	7,579,449
NetScout Systems †	246,163	5,816,832
ON Semiconductor †	645,700	10,660,507
PTC †	25,600	2,122,240
Synopsys †	249,600	21,026,304
Tech Data †	175,829	14,384,570
Teradyne	407,000	12,771,660
Tower Semiconductor †	458,900	6,764,186
TTM Technologies †	538,312	5,237,776
Viavi Solutions †	548,400	5,511,420
Vishay Intertechnology	688,600	12,401,686

		130,299,628

Transportation - 1.92%
Kirby †	74,200	4,998,112
Saia †	95,850	5,350,347
Werner Enterprises	337,200	9,960,888

		20,309,347

Utilities - 3.12%
ALLETE	128,800	9,817,136
Black Hills	212,400	13,334,472
El Paso Electric	197,700	9,910,701

		33,062,309

Total Common Stock (cost $885,675,506)		1,028,446,572

	Principal	Value
	amount°	(US $)

Short-Term Investments - 2.57%
Discount Note - 0.39% ≠
Federal Home Loan Bank 1.05% 1/2/19	4,180,798	4,180,798

		4,180,798

Repurchase Agreements - 2.04%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $2,613,427 (cash collateralized of $2,612,999)	2,612,999	2,612,999
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $7,186,785 (collateralized by US government obligations 0.00%-3.75% 1/24/19-2/15/47; market value $7,329,463)	7,185,748	7,185,748
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $11,751,864 (collateralized by US government obligations 0.00%-8.00% 2/15/19-8/15/46; market value $11,984,951)	11,749,951	11,749,951

		21,548,698

U.S. Treasury Obligation - 0.14% ≠
US Treasury Bill 1.493% 1/3/19	1,435,889	1,435,798

		1,435,798

Total Short-Term Investments (cost $27,164,963)		27,165,294

Total Value of Securities - 99.76% (cost $912,840,469)	$1,055,611,866

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
†	Non-income producing security.

BDC - Business Development Corporation

USD - US Dollar

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-8

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$1,055,611,866
Receivable for series shares sold	3,661,971
Dividends and interest receivable	1,379,264
Receivable for securities sold	170,059

Total assets	1,060,823,160

Liabilities:
Cash overdraft	876,439
Payable for series shares redeemed	816,839
Investment management fees payable to affiliates	663,939
Distribution fees payable to affiliates	185,483
Other accrued expenses	121,518
Dividend disbursing and transfer agent fees and expenses payable to affiliates	6,926
Accounting and administration expenses payable to affiliates	3,919
Trustees’ fees and expenses payable to affiliates	2,948
Legal fees payable to affiliates	2,046
Reports and statements to shareholders expenses payable to affiliates	782

Total liabilities	2,680,839

Total Net Assets	$1,058,142,321

Net Assets Consist of:
Paid-in capital	$809,869,215
Total distributable earnings (loss)	248,273,106

Total Net Assets	$1,058,142,321

Net Asset Value:
Standard Class:
Net assets	$357,318,049
Shares of beneficial interest outstanding, unlimited authorization, no par	10,906,232
Net asset value per share	$32.76

Service Class:
Net assets	$700,824,272
Shares of beneficial interest outstanding, unlimited authorization, no par	21,513,082
Net asset value per share	$32.58

[1] Investments, at cost	$912,840,469

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-9

Delaware VIP® Trust —

Delaware VIP Small Cap Value Series

Statement of operations

Year ended December 31, 2018

Investment Income:
Dividends	$22,070,853
Interest	328,539

22,399,392

Expenses:
Management fees	8,866,618
Distribution expenses - Service Class	2,488,133
Accounting and administration expenses	256,389
Reports and statements to shareholders expenses	139,735
Dividends disbursing and transfer agent fees and expenses	104,827
Legal fees	73,222
Trustees’ fees and expenses	59,622
Audit and tax fees	34,188
Custodian fees	26,362
Registration fees	6,973
Other	31,756

12,087,825
Less waived distribution expenses - Service Class	(136,773)
Less expenses paid indirectly	(2,086)

Total operating expenses	11,948,966

Net Investment Income	10,450,426

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	95,626,959
Net change in unrealized appreciation (depreciation) of investments	(318,139,961)

Net Realized and Unrealized Loss	(222,513,002)

Net Decrease in Net Assets Resulting from Operations	$(212,062,576)

Delaware VIP Trust —

Delaware VIP Small Cap Value Series

Statements of changes in net assets

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,450,426	$8,460,681
Net realized gain	95,626,959	89,307,889
Net change in unrealized appreciation (depreciation)	(318,139,961)	42,498,525

Net increase (decrease) in net assets resulting from operations	(212,062,576)	140,267,095

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(33,424,300)	(18,477,709)
Service Class	(64,378,292)	(32,861,291)

	(97,802,592)	(51,339,000)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	48,204,956	48,898,580
Service Class	79,818,470	83,357,127
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	33,424,300	18,477,709
Service Class	64,378,292	32,861,291

	225,826,018	183,594,707

Cost of shares redeemed:
Standard Class	(59,827,644)	(87,811,487)
Service Class	(90,648,481)	(116,009,390)

	(150,476,125)	(203,820,877)

Increase (Decrease) in net assets derived from capital share transactions	75,349,893	(20,226,170)

Net Increase (Decrease) in Net Assets	(234,515,275)	68,701,925

Net Assets:
Beginning of year	1,292,657,596	1,223,955,671

End of year[1]	$1,058,142,321	$1,292,657,596

[1]

Net Assets - End of year includes undistributed net investment income of $8,459,136 in 2017. The Securities and Exchange Commision eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Series has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the class specific dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$(3,678,580)	$(5,192,797)
Distributions from net realized gain	(14,799,129)	(27,668,494)

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-10

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Standard Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$42.73	$39.84	$33.72	$40.23	$41.72

Income (loss) from investment operations:
Net investment income[1]	0.41	0.34	0.36	0.33	0.27
Net realized and unrealized gain (loss)	(7.03)	4.30	9.37	(2.43)	2.06

Total from investment operations	(6.62)	4.64	9.73	(2.10)	2.33

Less dividends and distributions from:
Net investment income	(0.35)	(0.35)	(0.35)	(0.28)	(0.23)
Net realized gain	(3.00)	(1.40)	(3.26)	(4.13)	(3.59)

Total dividends and distributions	(3.35)	(1.75)	(3.61)	(4.41)	(3.82)

Net asset value, end of period	$32.76	$42.73	$39.84	$33.72	$40.23

Total return[2]	(16.72% )	12.05%	31.41%	(6.22% )	5.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$357,318	$439,612	$429,275	$343,847	$379,542
Ratio of expenses to average net assets[3]	0.77%	0.78%	0.79%	0.80%	0.80%
Ratio of net investment income to average net assets	1.03%	0.85%	1.05%	0.90%	0.68%
Portfolio turnover	18%	14%	11%	18%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-11

Delaware VIP® Small Cap Value Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Service Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$42.52	$39.67	$33.58	$40.08	$41.58

Income (loss) from investment operations:
Net investment income[1]	0.29	0.24	0.27	0.24	0.17
Net realized and unrealized gain (loss)	(6.98)	4.27	9.34	(2.43)	2.06

Total from investment operations	(6.69)	4.51	9.61	(2.19)	2.23

Less dividends and distributions from:
Net investment income	(0.25)	(0.26)	(0.26)	(0.18)	(0.14)
Net realized gain	(3.00)	(1.40)	(3.26)	(4.13)	(3.59)

Total dividends and distributions	(3.25)	(1.66)	(3.52)	(4.31)	(3.73)

Net asset value, end of period	$32.58	$42.52	$39.67	$33.58	$40.08

Total return[2]	(16.95% )	11.76%	31.09%	(6.46% )	5.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$700,824	$853,046	$794,681	$621,022	$719,263
Ratio of expenses to average net assets[3]	1.05%	1.03%	1.04%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[3]	1.07%	1.08%	1.09%	1.10%	1.10%
Ratio of net investment income to average net assets	0.74%	0.60%	0.80%	0.65%	0.43%
Ratio of net investment income to average net assets prior to fees waived	0.72%	0.55%	0.75%	0.60%	0.38%
Portfolio turnover	18%	14%	11%	18%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-12

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Series may invest in other investment companies (Underlying Fund) to the extent permitted by the 1940 Act. The Underlying Fund in which the Series invests include business development corporations (BDC) and ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Fund.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018, and matured on the next business day.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and

Small Cap Value Series-13

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2018.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $2,082 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $4 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investments Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value basis. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.” For the year ended December 31, 2018, the Series was charged $51,156 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees were calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $93,653 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the Series was charged $37,028 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Small Cap Value Series-14

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the Underlying Fund. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Fund and the amount of shares that are owned of the Underlying Fund at different times.

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$217,568,540
Sales	244,566,933

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$913,237,462	$256,459,685	$(114,085,281)	$142,374,404

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$1,028,446,572	$—	$1,028,446,572
Short-Term Investments	—	27,165,294	27,165,294

Total Value of Securities	$1,028,446,572	$27,165,294	$1,055,611,866

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2018, there were no Level 3 investments.

Small Cap Value Series-15

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$9,763,552	$8,871,377
Long-term capital gains	88,039,040	42,467,623

Total	$97,802,592	$51,339,000

5. Components of Net Assets on a Tax Basis
As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$809,869,215
Undistributed ordinary income	16,150,892
Undistributed long-term capital gains	89,747,810
Net unrealized appreciation on investments	142,374,404

Net assets	$1,058,142,321

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	1,231,914	1,225,082
Service Class	2,036,658	2,075,925
Shares issued upon reinvestment of dividends and distributions:
Standard Class	859,679	474,031
Service Class	1,661,804	845,632

	5,790,055	4,620,670

Shares redeemed:
Standard Class	(1,473,380)	(2,185,399)
Service Class	(2,248,735)	(2,892,751)

	(3,722,115)	(5,078,150)

Net increase (decrease)	2,067,940	(457,480)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the year then ended.

Small Cap Value Series-16

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

8. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under master repurchase agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to return the excess to the counterparty.

As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received
Bank of America Merrill Lynch	$ 2,612,999	$ —	$(2,612,999)	$ (2,612,999)
Bank of Montreal	7,185,748	(7,185,748)	—	(7,185,748)
BNP Paribas	11,749,951	(11,749,951)	—	(11,749,951)

Total	$21,548,698	$(18,935,699)	$(2,612,999)	$(21,548,698)

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

Small Cap Value Series-17

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

9. Securities Lending (continued)

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

10. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2018. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2018, there were no Rule 144A securities held by the Series. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Series financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

Small Cap Value Series-18

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Small Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Small Cap Value Series-19

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Small Cap Value Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a small-cap core fund. However, Management believes that, because the Series utilizes a value investment philosophy and process, it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes — one, consisting of all small-cap core funds underlying variable insurance products, and the other, consisting of all small-cap value funds underlying variable insurance products. When compared to other small-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the first quartile of its Performance Universe and the Series’ total return for the 5-year period was in the second quartile of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were

Small Cap Value Series-20

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Small Cap Value Series (continued)

compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for the Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap core funds and small-cap value funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Groups.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale and fall-out benefits. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualified Dividends[1]
90.02%	9.98%	100.00%	99.97%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series-21

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	59	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation

Committee

and Governance

Committee Member —

Community Health

Systems

Director —

Drexel Morgan & Co.

Director and Audit

Committee Member —

vTv Therapeutics LLC

Director and Audit Committee

Member — FS Credit Real

Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

Small Cap Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas,Inc. (March 2018-Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North

America Holdings Inc.

(December 2013-Present)

Director —

HSBC USA Inc.

(July 2014-Present)

Director —

HSBC Bank USA,

National Association

(July 2014-March 2017)

Director — HSBC Finance Corporation

(December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit

Committee Member —

H&R Block Corporation

(July 2008-Present)

Director and Audit Committee Member —

Grange Insurance

(2013-Present)

Trustee and Audit

Committee Member —

The Merger Fund

(2013-Present),

The Merger Fund VL

(2013-Present);

WCM Alternatives:

Event-Driven Fund

(2013-Present),

and WCM Alternatives:

Credit Event Fund

(December 2017-Present)

Director — International Securities Exchange

(2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Small Cap Value Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Small Cap Value Series-24

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPSCV 22046 (2/19) (730130)	Small Cap Value Series-25

Annual report

Delaware VIP® Trust

Delaware VIP U.S. Growth Series

December 31, 2018

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) , a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP U.S. Growth Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review	January 8, 2019

Jackson Square Partners, LLC (JSP), a US registered investment advisor, is the sub-advisor to Delaware VIP U.S. Growth Series (the “Series”). As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT) has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2018, the Series’ Standard Class shares declined 3.00% and Service Class shares fell 3.29%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, declined 1.51%.

US stock performance was increasingly volatile in 2018, as the S&P 500® Index returned -4.38% despite still-healthy US economic underpinnings. Stocks rose in January, sold off in early February and then regained momentum throughout the summer and early fall. However, the market mood changed abruptly in early October, as investors grew increasingly nervous about slowing global growth, US Federal Reserve rate hikes, escalating US-China trade tensions and political turbulence in Europe.

A robust labor market fueled US growth. The unemployment rate fell to below 4% – its lowest level since 1969 – consumer confidence reached an 18-year high, and the economy grew at its fastest pace since 2014, with an annualized second-quarter expansion of 4.2%. (Sources: US Bureau of Labor Statistics, US Bureau of Economic Analysis.) The Fed’s four quarterly rate hikes brought the federal funds target rate up to a range of 2.25% to 2.5% by year end.

The housing market, after expanding for nearly 10 years, began to wane, as rising house prices and mortgage rates combined with salary stagnation led potential homebuyers to hold off. Residential investment declined, as did existing- and new-home sales. (Sources: US Census Bureau and the US Department of Housing and Urban Development.)

An unprecedented surge in US crude oil and natural gas production during the fiscal year, made possible by shale development, led to record US exports. Oil prices crept steadily higher until expanding US crude inventories and a lowered estimate for global demand by the Organization of the Petroleum Exporting Countries, caused prices to tumble in October. The price of West Texas Intermediate (WTI) crude oil tumbled 38% in the fourth quarter in a massive selloff. (Sources: Bloomberg, US Energy Information Administration.)

Trade tensions escalated after the United States imposed taxes on imports, including steel and aluminum, from China, Mexico, Canada, and the European Union. All four responded with retaliatory tariffs on US goods. The US, Canada, and Mexico, however, negotiated a new trade deal to replace the North American Free Trade Agreement, the United States-Mexico-Canada Agreement. But easily the most concerning was the US-China trade confrontation, growing into a full-scale trade war, with negative economic consequences evident late in 2018.

The combination of a strong US dollar, rising US interest rates, and an escalating global trade war hurt overseas markets. International stocks fell 13.36% for the fiscal year, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net). Emerging markets fared worse, losing 14.25% for the same period, as measured by the MSCI Emerging Markets Index (net).

Strong relative performance in information technology and financials was unable to overcome weak relative performance in consumer discretionary and health care. On a stock specific level, the following were the most significant contributors and detractors during the period.

Liberty Global Plc. detracted from performance during the period. Weaker-than-expected video subscriptions for US cable companies and COMCAST’s pursuit of Sky pushed investors to focus unduly on secular trends against cable in the US market despite meaningful differences in how the European market operates. Unlike the US, average revenue per user in Europe is 50% to 80% less expensive due to lower content cost inflation. Additionally, the European Commission has opened an in-depth investigation into Vodafone’s acquisition of Liberty Global’s businesses in the Czech Republic, Germany, Hungary, and Romania. While we believe this deal will be economically beneficial, the duration of the approval process and the unknown use of proceeds has created short-term uncertainty and pressured the stock. However, we do not believe this pressure will persist and continue to believe that Liberty Global has an advantaged network with sustainable pricing power in an industry that continues to consolidate.

DENTSPLY Sirona, a dental equipment maker and dental consumables producer, detracted from performance. Investors have been concerned about declining revenues in the US amid continued headwinds related to foreign exchange rates. Projected revenue and cost synergies from the integration of recent acquisitions have lagged expectations while investment spending has yet to bear fruit. Further, surprising management changes weakened our confidence in the original thesis. We believe these issues represented fundamental change and have exited the position.

TripAdvisor Holdings Inc., a travel website providing travel advice and planning features, contributed to performance. The company’s earnings reports have been positive, which management has attributed to the stabilization of its core business and lower online acquisition costs. TripAdvisor had accelerated growth in its non-hotel segment and has integrated third-party networks, such as delivery.com, into its website and mobile app, which we believe could drive longer-term synergies. We think the company is an undervalued asset based on its ability to attract almost 500 million interested travelers, and that TripAdvisor is worth more than recognized at its current valuation.

U.S. Growth Series.-1

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review (continued)	January 8, 2019

Mastercard Incorporated, a financial service corporation that facilitates electronic funds transfer, contributed to performance. The company has reported a string of positive earnings, most recently showing quarterly net revenues increasing 17% year on year. Additionally, during the period, the company revised higher its three-year performance estimates. We believe Mastercard’s operating margins will continue to expand in the near to mid term. More broadly, there is an inexorable global payment trend away from paper currency and checks toward electronic payments (credit and debit). We believe that Mastercard is well positioned to take advantage of this. Its revenues are based on transactions laid over an existing network with minimal incremental capital investment required, resulting in high incremental margins.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.
U.S. Growth Series.-2

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP U.S. Growth Series
Average annual total returns
For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on Nov. 15, 1999)	-3.00%	+5.67%	+7.00%	+14.46%	+3.76%

Service Class shares (commenced operations on May 1, 2000)	-3.29%	+5.40%	+6.71%	+14.17%	+3.12%

Russell 1000 Growth Index	-1.51%	+11.15%	+10.40%	+15.29%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

U.S. Growth Series-3

 Delaware VIP® U.S. Growth Series

 Performance summary (continued)

For period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
- - Russell 1000 Growth Index	$10,000	$41,481
— Delaware VIP U.S. Growth Series (Standard Class)	$10,000	$38,590

The graph shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, mentioned on page 1, is a free float-adjusted market capitalization index designed to measure equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

U.S. Growth Series-4

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Disclosure of Series expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual Series return†
Standard Class	$1,000.00	$921.10	0.73%	$3.53
Service Class	1,000.00	919.40	1.03%	4.98

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.53	0.73%	$3.72
Service Class	1,000.00	1,020.01	1.03%	5.24

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

U.S. Growth Series-5

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Security type / sector allocation and top 10 equity holdings

As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	96.87%
Consumer Discretionary	22.73%
Financial Services[1]	27.35%
Healthcare	16.88%
Industrials	2.81%
Technology[1]	27.10%
Short-Term Investments	3.07%
Total Value of Securities	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ prospectus and statement of additional information, the Financial Services and Technology sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of commercial services, diversified financial services, private equity, and real estate investment trusts. As of Dec. 31, 2018, such amounts, as a percentage of total net assets, were 3.84%, 17.23%, 4.30%, and 1.98%, respectively. The Technology sector consisted of Internet, semiconductors, software, and telecommunications. As of Dec. 31, 2018, such amounts, as a percentage of total net assets, were 8.64%, 3.12%, 12.61%, and 2.73%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services and Technology sectors for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	9.11%
IQVIA Holdings	5.34%
Alphabet Class A & Class C	4.41%
Biogen	4.41%
KKR & Co. Class A	4.30%
TripAdvisor	4.23%
Dollar General	4.20%
Hasbro	4.14%
UnitedHealth Group	4.01%
Take-Two Interactive Software	3.91%

U.S. Growth Series-6

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Schedule of investments

December 31, 2018

	Number of shares	Value (US $)

Common Stock – 96.87% ²
Consumer Discretionary – 22.73%
Alibaba Group Holding ADR †	35,804	$4,907,654
Charter Communications Class A †	22,059	6,286,153
Dollar General	128,090	13,843,967
Dollar Tree †	123,802	11,181,797
Hasbro	167,812	13,634,725
Liberty Global Class A †	89,482	1,909,546
Liberty Global Class C †	495,932	10,236,037
Take-Two Interactive Software †	125,019	12,869,456

		74,869,335

Financial Services – 27.35%
Charles Schwab	268,950	11,169,494
CME Group	50,868	9,569,288
Crown Castle International	60,053	6,523,557
Intercontinental Exchange	170,119	12,815,064
KKR & Co. Class A	720,843	14,150,148
Mastercard Class A	60,553	11,423,323
PayPal Holdings †	150,467	12,652,770
Visa Class A	89,032	11,746,882

		90,050,526

Healthcare – 16.88%
Biogen †	48,216	14,509,159
Illumina †	34,235	10,268,104
IQVIA Holdings †	151,381	17,585,931
UnitedHealth Group	53,028	13,210,335

		55,573,529

Industrials – 2.81%
FedEx	57,343	9,251,146

		9,251,146

Technology – 27.10%
Alphabet Class A †	9,489	9,915,625
Alphabet Class C †	4,450	4,608,466
Applied Materials	313,518	10,264,579
Arista Networks †	42,656	8,987,619
Autodesk †	89,578	11,520,627
Microsoft	295,465	30,010,380
TripAdvisor †	258,210	13,927,847

		89,235,143

	Number of shares	Value (US $)

Common Stock ² (continued)
Technology (continued)
Total Common Stock (cost $271,739,395)		318,979,679

	Principal amount°
Short-Term Investments – 3.07%
Discount Note – 0.49% ≠
Federal Home Loan Bank 1.05% 1/2/19	1,633,548	1,633,548

		1,633,548

Repurchase Agreements – 2.56%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $1,021,135 (cash collateralized of $1,020,968)	1,020,968	1,020,968
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $2,808,067 (collateralized by US government obligations 0.00%–3.75% 1/24/19–2/15/47; market value $2,863,815)	2,807,662	2,807,662
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $4,591,764 (collateralized by US government obligations 0.00%–8.00% 2/15/19–8/15/46; market value $4,682,837)	4,591,016	4,591,016

		8,419,646

US Treasury Obligation – 0.02% ≠
US Treasury Bill 1.494% 1/3/19	60,551	60,547

		60,547

Total Short-Term Investments (cost $10,113,643)		10,113,741

Total Value of Securities - 99.94% (cost $281,853,038)	$329,093,420

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
†	Non-income producing security.

U.S. Growth Series-7

 Delaware VIP® U.S. Growth Series

 Schedule of investments (continued)

Summary of abbreviations:

ADR – American Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-8

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$329,093,420
Cash	145,248
Receivable for series shares sold	315,487
Dividends and interest receivable	130,363
Foreign tax reclaims receivable	37,096

Total assets	329,721,614

Liabilities:
Payable for series shares redeemed	109,736
Investment management fees payable to affiliates	184,952
Distribution fees payable to affiliates	74,791
Other accrued expenses	60,592
Audit and tax fees payable	4,695
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,134
Accounting and administration expenses payable to affiliates	1,443
Trustees’ fees and expenses payable	895
Legal fees payable to affiliates	621
Reports and statements to shareholders expense payable to affiliates	244

Total liabilities	440,103

Total Net Assets	$329,281,511

Net Assets Consist of:
Paid-in capital	$221,670,272
Total distributable earnings (loss)	107,611,239

Total Net Assets	$329,281,511

Net Asset Value:
Standard Class:
Net assets	$43,416,800
Shares of beneficial interest outstanding, unlimited authorization, no par	4,536,828
Net asset value per share	$9.57

Service Class:
Net assets	$285,864,711
Shares of beneficial interest outstanding, unlimited authorization, no par	30,937,899
Net asset value per share	$9.24
[1]Investments, at cost	$281,853,038

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-9

Delaware VIP® Trust —	Delaware VIP Trust—
Delaware VIP U.S. Growth Series	Delaware VIP U.S. Growth Series
Statement of operations	Statements of changes in net assets
Year ended December 31, 2018

Investment Income:
Dividends	$2,941,633
Interest	93,158
Foreign tax withheld	(8,636)

3,026,155

Expenses:
Management fees	2,435,700
Distribution expenses – Service Class	980,897
Accounting and administration expenses	100,748
Reports and statements to shareholders	80,100
Audit and tax fees	34,106
Dividend disbursing and transfer agent fees and expenses	31,352
Legal fees	18,885
Trustees’ fees and expenses	17,979
Custodian fees	14,889
Registration fees	467
Other	10,413

3,725,536
Less waived distribution expenses - Service Class	(55,021)
Less expenses paid indirectly	(95)

Total operating expenses	3,670,420

Net Investment Loss	(644,265)

Net Realized and Unrealized Gain (Loss):
Net realized gain	63,618,314
Net change in unrealized appreciation (depreciation) of investments	(70,795,585)

Net Realized And Unrealized Loss	(7,177,271)

Net Decrease in Net Assets Resulting from Operations	$(7,821,536)

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(644,265)	$(644,685)
Net realized gain	63,618,314	48,033,890
Net change in unrealized appreciation (depreciation)	(70,795,585)	47,537,885

Net increase (decrease) in net assets resulting from operations	(7,821,536)	94,927,090

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(6,179,560)	(539,552)
Service Class	(42,785,737)	(3,478,091)

	(48,965,297)	(4,017,643)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	4,179,512	4,844,072
Service Class	5,753,887	1,440,957
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	6,179,560	539,552
Service Class	42,785,737	3,478,091

	58,898,696	10,302,672

Cost of shares redeemed:
Standard Class	(6,532,749)	(18,216,062)
Service Class	(49,881,786)	(63,378,600)

	(56,414,535)	(81,594,662)

Increase (decrease) in net assets derived from capital share transactions	2,484,161	(71,291,990)

Net Increase (Decrease) in Net Assets	(54,302,672)	19,617,457

Net Assets:
Beginning of year	383,584,183	363,966,726

End of year[1]	$329,281,511	$383,584,183

[1]

Net Assets - There was no undistributed net investment income for the year ended 12/31/17. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Fund has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net realized gain	$(539,552)	$(3,478,091)

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-10

 Delaware VIP® Trust—Delaware VIP U.S. Growth Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class
	Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.31	$ 8.91	$ 13.31	$ 13.75	$ 13.14

Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.02	0.08	0.08
Net realized and unrealized gain (loss)	(0.27)	2.49	(0.75)	0.66	1.49
Total from investment operations	(0.26)	2.50	(0.73)	0.74	1.57

Less dividends and distributions from:
Net investment income	—	—	(0.08)	(0.08)	(0.03)
Net realized gain	(1.48)	(0.10)	(3.59)	(1.10)	(0.93)
Total dividends and distributions	(1.48)	(0.10)	(3.67)	(1.18)	(0.96)

Net asset value, end of period	$ 9.57	$ 11.31	$ 8.91	$ 13.31	$ 13.75

Total return[2]	(3.00% )	28.28%	(5.17% )	5.39%	12.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,417	$46,908	$47,773	$50,055	$160,730
Ratio of expenses to average net assets	0.73%	0.74%	0.74%	0.75%	0.74%
Ratio of net investment income to average net assets	0.08%	0.05%	0.22%	0.56%	0.58%
Portfolio turnover	40%	25%	22%	39%	26%

[1] The average shares outstanding method has been applied for per share information.

[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-11

 Delaware VIP® U.S. Growth Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$11.00	$8.68	$13.07	$13.53	$12.94

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.02)	— [2]	0.04	0.04
Net realized and unrealized gain (loss)	(0.26)	2.44	(0.75)	0.65	1.48

Total from investment operations	(0.28)	2.42	(0.75)	0.69	1.52

Less dividends and distributions from:
Net investment income	—	—	(0.05)	(0.05)	— [2]
Net realized gain	(1.48)	(0.10)	(3.59)	(1.10)	(0.93)

Total dividends and distributions	(1.48)	(0.10)	(3.64)	(1.15)	(0.93)

Net asset value, end of period	$9.24	$11.00	$8.68	$13.07	$13.53

Total return[3]	(3.29% )	28.10%	(5.50% )	5.08%	12.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$285,865	$336,676	$316,194	$361,691	$365,985
Ratio of expenses to average net assets	1.01%	0.99%	0.99%	1.00%	0.99%
Ratio of expenses to average net assets prior to fees waived and expenses paid indirectly	1.03%	1.04%	1.04%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	(0.20% )	(0.20% )	(0.03% )	0.31%	0.33%
Ratio of net investment income (loss) to average net assets prior to fees waived and expenses paid indirectly	(0.22% )	(0.25% )	(0.08% )	0.26%	0.28%
Portfolio turnover	40%	25%	22%	39%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-12

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally value at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018 and matured on the next business day.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees

U.S. Growth Series-13

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2018.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $94 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned less than $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value basis. For the year ended Dec. 31, 2018, the Series was charged $18,152 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $28,104 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit the 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the

U.S. Growth Series-14

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Series was charged $11,131 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$145,426,951
Sales	197,818,253

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$284,875,753	$72,395,210	$(28,177,543)	$44,217,667

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments) (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$318,979,679	$—	$318,979,679
Short-Term Investments	—	10,113,741	10,113,741

Total Value of Securities	$318,979,679	$10,113,741	$329,093,420

U.S. Growth Series-15

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

3. Investments (continued)

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$2,738,625	$—
Long-term capital gain	46,226,672	4,017,643

Total	$48,965,297	$4,017,643

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$221,670,272
Undistributed ordinary income	2,207,101
Undistributed long-term capital gains	61,186,471
Unrealized appreciation on investments	44,217,667

Net assets	$329,281,511

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	382,239	477,561
Service Class	595,706	152,259

Shares issued upon reinvestment of dividends and distributions:
Standard Class	609,424	57,035
Service Class	4,361,441	377,643

	5,948,810	1,064,498

Shares redeemed:
Standard Class	(601,660)	(1,751,708)
Service Class	(4,626,671)	(6,329,532)

	(5,228,331)	(8,081,240)

Net increase (decrease)	720,479	(7,016,742)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of

U.S. Growth Series-16

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

7. Line of Credit (continued)

each Participant. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the period then ended.

8. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under master repurchase agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$1,020,968	$ —	$(1,020,968)	$(1,020,968)	$—
Bank of Montreal	2,807,662	(2,807,662)	—	$(2,807,662)	—
BNP Paribas	4,591,016	(4,591,016)	—	$(4,591,016)	—
Total	$8,419,646	$(7,398,678)	$(1,020,968)	$(8,419,646)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

U.S. Growth Series-17

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

9. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

10. Credit and Market Risk

The Series invests in growth stocks (such as those in the financial services sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2018, there were no Rule 144A securities held by the Series. Restricted securities are valued to the security valuation procedures in Note 1.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

U.S. Growth Series-18

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP U.S. Growth Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

U.S. Growth Series-19

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Other Series information (Unaudited)

Board consideration of investment advisory and sub-advisory agreements for Delaware VIP U.S. Growth Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for Delaware VIP U.S. Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and Sub-Advisory Agreement with Jackson Square Partners LLC (“JSP”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s or JSP’s, as applicable, policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory and Sub-Advisory Agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by JSP to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, the compliance of JSP personnel with its Code of Ethics and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5- and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3- and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board

U.S. Growth Series-20

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Other Series information (Unaudited)

Board consideration of investment advisory and sub-advisory agreements for Delaware VIP U.S. Growth Series (continued)

considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for the Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Series and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker-dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2018, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

U.S. Growth Series-21

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Other Series information (Unaudited)

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
94.41%	5.59%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

U.S. Growth Series-22

 Delaware Funds® by Macquarie

 Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chair and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	59	None
October 1947		Chair since March 2015
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation Committee and Governance Committee Member — Community Health Systems

Director — Drexel Morgan & Co.

Director and Audit Committee Member — vTv Therapeutics LLC

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

U.S. Growth Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas, Inc. (March 2018-Present)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc.

. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director and Audit Committee Member — Grange Insurance (2013-Present)

Trustee and Audit Committee Member — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present); WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director — International Securities Exchange (2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

U.S. Growth Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]  Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]  Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]  Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

U.S. Growth Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPUSG 22048 (2/19) (730130)	U.S. Growth Series-26

Annual report

Delaware VIP® Trust

Delaware VIP Value Series

December 31, 2018

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Value Series
Portfolio management review	January 8, 2019

For the fiscal year ended Dec. 31, 2018, Delaware VIP Value Series (the “Series”) Standard Class shares declined 2.73% and Service Class shares fell 3.00%. Both figures reflect all dividends reinvested. The Series outperformed its benchmark, the Russell 1000® Value Index, which declined 8.27% for the same period.

The broad-market S&P 500® Index posted its weakest yearly return since 2008 following a big sell-off in the fourth quarter that included some of the largest, most popular growth stocks. A number of developments appeared to contribute to unease among investors, including slowing global growth, stalled tariff negotiations, a rising budget deficit, higher borrowing rates, turnover in the Trump administration and, in the final weeks of December, the federal government shutdown.

Following through on its plan to continue “normalizing” short-term interest rates, the Federal Open Market Committee implemented its fourth rate hike of the year and ninth since December 2015. The federal funds target range now stands at 2.25% to 2.50%.

Inflation levels remained modest. The Core US Consumer Price Index (Core CPI), which excludes food and energy prices, was 2.2% higher in November than a year earlier. The Core Personal Consumption Expenditures Price Index (Core PCE), the Federal Reserve’s preferred gauge, rose 1.9% during the same period. On the employment front, non-farm payrolls continued growing at a healthy pace, averaging 220,000 a month in 2018. The unemployment rate ended the year at 3.9%, slightly above the 3.7% reading for both October and November – the lowest rate in 49 years. (Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics.)

Oil prices plummeted after hitting a four-year high on Oct. 3. Brent crude, the international benchmark, was down nearly 20% in 2018, ending the year at $53.80 a barrel. West Texas Intermediate fell by a slightly larger amount. Several developments helped push prices lower, including investors’ fear of slower global growth, higher production from Iran following the Trump administration’s sanction waivers, rising crude inventories, and negative market psychology from low takeaway capacity in the Permian Basin.

Investments in the information technology and healthcare sectors made large contributions to relative performance. The Series’ position in CA Technologies, a provider of IT management software and solutions, led the way in technology. In July, the company agreed to be acquired by semiconductor developer Broadcom in an all-cash deal worth $18.9 billion – a premium to CA’s share price at that time.

In the healthcare sector, an overweight allocation contributed to the Series’ relative returns. Global pharmaceutical maker Merck & Co. Inc. was the top performer. The company has seen solid demand for its cancer drug, Keytruda®. This market-leading immunotherapy treatment continued to show efficacy across a range of studies and gained approvals (by the US Food and Drug Administration and similar entities in other countries) to treat various cancers.

Another strong contributor was healthcare sector holding Abbott Laboratories, a diversified medical products manufacturer. The company continued to execute well, particularly in its medical devices business, and announced positive clinical trial results for an important cardiovascular device.

Stock selection and an underweight allocation in the utilities sector hurt the Series’ relative performance the most during the 12-month period. The Series’ one holding in the sector, Southern California-based Edison International, came under pressure in response to investors’ concerns about liabilities associated with the wildfires in its service area. Despite the scale and destruction of the Woolsey fire, we believed the market had overly discounted Edison’s current and future wildfire liability risk. That said, we will continue to closely monitor the stock’s valuation discount, the California utility business environment, and any company-specific changes.

Halliburton Co., a provider of energy services, was a significant detractor from the Series’ performance. The company’s operations have remained under pressure as international markets have been slow to recover, exploration and production budgets in the United States have been pared back, and activity levels have fallen, notably in the Permian Basin. To this last point, the build-out of pipelines and other infrastructure in the Permian Basin should lead to a rebound in activity levels, in our view.

Another healthcare stock, pharmaceutical and medical-products distributor Cardinal Health Inc. was a notable detractor. Several developments have pressured the company’s shares, including weak performance in its Cordis medical-device unit, higher-than-expected deflation in generic drug pricing, and investors’ concerns about increasing competition in the pharmaceutical supply chain.

During the fiscal year, there was one full position sale and purchase in the Series. We exited the Series’ position in integrated oil company Chevron Corp., reducing our target weight in the energy sector from 15% to 12%. A longtime Series holding that had been a solid performer, Chevron’s shares were near their all-time high reached in 2014 before the oil-market correction, and within 10% of our price target. We used the proceeds of this sale to purchase American International Group Inc. (AIG), a leading global multi-line insurer that we found attractively valued. AIG has significantly changed since it nearly went bankrupt during the global financial crisis. More recently, AIG has faced new challenges owing to poor underwriting in its core property and casualty

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Value Series-1

Delaware VIP® Trust — Delaware VIP Value Series
Portfolio management review (continued)	January 8, 2019

business. This led to significant reserve charges and turnover in senior- and mid-level management. Consequently, financial and share-price performance was weak relative to peers. Valuation looked attractive to us and a new, highly regarded management team took steps to improve balance-sheet strength and underwriting discipline. In our view, AIG offers attractive upside potential if it can deliver on its business turnaround. The purchase raised the Series’ target weight in the financial sector to 15%.

Throughout the fiscal year, we maintained our value-oriented approach to managing the Series. In all market conditions, we try to look past the industry’s short-term concerns about companies and focus on their long-term revenue, earnings, and cash-flow potential. Although high valuations have tempered our performance expectations for the US equity market, our long-term outlook for stocks – especially those value-oriented, higher-quality stocks that we emphasize in the Series – remains positive.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change.

Value Series-2

Delaware VIP® Trust — Delaware VIP Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Value Series
Average annual total returns
For periods ended December 31, 2018	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	-2.73%	+8.27%	+7.58%	+12.69%	+8.74%

Service Class shares (commenced operations on May 1, 2000)	-3.00%	+7.98%	+7.30%	+12.40%	+7.17%

Russell 1000 Value Index	-8.27%	+6.95%	+5.95%	+11.18%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.95%, while total operating expenses for Standard Class and Service Class shares were 0.70% and 1.00%, respectively. The management fee for Standard Class and Service Class shares was 0.63%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Value Series-3

Delaware VIP Value Series

Performance summary (continued)

For period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
— Delaware VIP Value Series (Standard Class)	$10,000	$33,014
- - Russell 1000 Value Index	$10,000	$28,853

The graph shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2018.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 2008 through Dec. 31, 2018. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Core US Consumer Price Index (Core CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services, excluding those with high price volatility, such as food and energy, purchased for consumption by urban households.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 1, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Value Series-4

Delaware VIP® Trust — Delaware VIP Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*

Actual Series return†
Standard Class	$1,000.00	$961.30	0.69%	$3.41
Service Class	1,000.00	959.80	0.99%	4.89
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.73	0.69%	$3.52
Service Class	1,000.00	1,020.21	0.99%	5.04

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Value Series-5

Delaware VIP® Trust — Delaware VIP Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock	96.04%
Communication Services	5.72%
Consumer Discretionary	6.43%
Consumer Staples	6.00%
Energy	11.15%
Financials	14.77%
Healthcare	24.50%
Industrials	8.95%
Information Technology	9.46%
Materials	2.81%
Real Estate	3.10%
Utilities	3.15%
Short-Term Investments	4.44%
Total Value of Securities	100.48%
Liabilities Net of Receivables and Other Assets	(0.48%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Waste Management	3.43%
Pfizer	3.42%
Abbott Laboratories	3.39%
Merck & Co.	3.32%
Dollar Tree	3.30%
Intel	3.24%
Marsh & McLennan	3.18%
Mondelez International Class A	3.16%
Edison International	3.15%
Lowe’s	3.13%

Value Series-6

Delaware VIP® Trust — Delaware VIP Value Series

Schedule of investments

December 31, 2018

	Number of shares	Value (US $)

Common Stock – 96.04%
Communication Services – 5.72%
AT&T	697,324	$19,901,627
Verizon Communications	396,800	22,308,096

		42,209,723

Consumer Discretionary – 6.43%
Dollar Tree †	269,400	24,332,208
Lowe’s	250,100	23,099,236

		47,431,444

Consumer Staples – 6.00%
Archer-Daniels-Midland	511,500	20,956,155
Mondelez International Class A	583,100	23,341,493

		44,297,648

Energy – 11.15%
ConocoPhillips	346,400	21,598,040
Halliburton	740,900	19,693,122
Marathon Oil	1,452,657	20,831,101
Occidental Petroleum	327,500	20,101,950

		82,224,213

Financials – 14.77%
Allstate	265,500	21,938,265
American International Group	553,600	21,817,376
Bank of New York Mellon	446,400	21,012,048
BB&T	478,800	20,741,616
Marsh & McLennan	293,700	23,422,575

		108,931,880

Healthcare – 24.50%
Abbott Laboratories	346,000	25,026,180
Cardinal Health	478,500	21,341,100
Cigna	115,619	21,958,347
CVS Health	322,300	21,117,096
Johnson & Johnson	168,200	21,706,210
Merck & Co.	320,800	24,512,328
Pfizer	577,541	25,209,665
Quest Diagnostics	238,000	19,818,260

		180,689,186

Industrials – 8.95%
Northrop Grumman	84,200	20,620,580
Raytheon	131,000	20,088,850
Waste Management	284,400	25,308,756

		66,018,186

Information Technology – 9.46%
Cisco Systems	532,800	23,086,224
Intel	509,600	23,915,528
Oracle	504,000	22,755,600

		69,757,352

Materials – 2.81%
DowDuPont	387,156	20,705,103

		20,705,103

	Number of	Value
	shares	(US $)

Common Stock (continued)
Real Estate – 3.10%
Equity Residential	346,800	$22,892,268

		22,892,268

Utilities – 3.15%
Edison International	409,200	23,230,284

		23,230,284

Total Common Stock (cost $467,203,184)		708,387,287

	Principal
	amount°
Short-Term Investments – 4.44%
Discount Note – 0.69% ≠
Federal Home Loan Bank 1.05% 1/2/19	5,107,987	5,107,987

		5,107,987

Repurchase Agreements – 3.57%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $3,193,015 (cash collateralized of $3,192,492)	3,192,492	3,192,492
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $8,780,621 (collateralized by US government obligations 0.00%–3.75% 1/24/19–2/15/47; market value $8,954,941)	8,779,353	8,779,353

Value Series–7

Delaware VIP® Value Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $14,358,111 (collateralized by US government obligations 0.00%–8.00% 2/15/19–8/15/46; market value $14,642,890)	14,355,774	$14,355,774

		26,327,619

	Principal	Value
	amount°	(US $)
Short-Term Investments (continued)
US Treasury Obligation – 0.18% ≠
US Treasury Bill 1.493% 1/3/19	1,329,149	$1,329,065

		1,329,065

Total Short-Term Investments (cost $32,764,291)		32,764,671

Total Value of Securities – 100.48% (cost $499,967,475)	$741,151,958

≠ The rate shown is the effective yield at the time of purchase.

° Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

† Non-income producing security.

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Value Series-8

Delaware VIP® Trust — Delaware VIP Value Series
Statement of assets and liabilities	December 31, 2018

Assets:
Investments, at value[1]	$741,151,958
Cash	1,012
Dividends and interest receivable	1,452,249
Receivable for series shares sold	59,358

Total assets	742,664,577

Liabilities:
Payable for securities purchased	3,131,578
Payable for series shares redeemed	1,361,511
Investment management fees payable to affiliates	405,791
Distribution fees payable to affiliates	92,120
Other accrued expenses	72,005
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,807
Accounting and administration expenses payable to affiliates	2,824
Trustees’ fees and expenses payable to affiliates	1,995
Legal fees payable to affiliates	1,388
Reports and statements to shareholders expenses payable to affiliates	547

Total liabilities	5,074,566

Total Net Assets	$737,590,011

Net Assets Consist of:
Paid-in capital	$432,156,112
Total distributable earnings (loss)	305,433,899

Total Net Assets	$737,590,011

Net Asset Value:
Standard Class:
Net assets	$388,644,166
Shares of beneficial interest outstanding, unlimited authorization, no par	13,726,438
Net asset value per share	$28.31

Service Class:
Net assets	$348,945,845
Shares of beneficial interest outstanding, unlimited authorization, no par	12,372,505
Net asset value per share	$28.20

________________
[1] Investments, at cost	$499,967,475

See accompanying notes, which are an integral part of the financial statements.

Value Series-9

Delaware VIP® Trust —	Delaware VIP Trust —
Delaware VIP Value Series	Delaware VIP Value Series
Statement of operations	Statements of changes in net assets
Year ended December 31, 2018

Investment Income:
Dividends	$19,376,370
Interest	232,990

19,609,360

Expenses:
Management fees	5,036,841
Distribution expenses-Service Class	1,116,625
Accounting and administration expenses	176,144
Reports and statements to shareholders expenses	69,665
Dividend disbursing and transfer agent fees and expenses	66,672
Legal fees	45,325
Trustees’ fees and expenses	38,275
Audit and tax fees	34,075
Custodian fees	20,004
Registration fees	2,079
Other	20,762

6,626,467
Less waived distribution expenses-Service Class	(60,382)
Less expenses paid indirectly	(983)

Total operating expenses	6,565,102

Net Investment Income	13,044,258

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	56,062,721
Net change in unrealized appreciation (depreciation) of investments	(89,340,596)

Net Realized and Unrealized Loss	(33,277,875)

Net Decrease in Net Assets Resulting from Operations	$(20,233,617)

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,044,258	$12,276,547
Net realized gain	56,062,721	46,724,022
Net change in unrealized appreciation (depreciation)	(89,340,596)	43,743,221

Net increase (decrease) in net assets resulting from operations	(20,233,617)	102,743,790

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Standard Class	(33,362,526)	(22,795,807)
Service Class	(27,989,816)	(18,144,766)

	(61,352,342)	(40,940,573)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	11,383,861	12,865,735
Service Class	35,186,107	16,646,009
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	33,362,526	22,795,807
Service Class	27,989,816	18,144,766

	107,922,310	70,452,317

Cost of shares redeemed:
Standard Class	(45,227,144)	(76,487,482)
Service Class	(47,969,409)	(56,438,162)

	(93,196,553)	(132,925,644)

Increase (decrease) in net assets derived from capital share transactions	14,725,757	(62,473,327)

Net Decrease in Net Assets	(66,860,202)	(670,110)

Net Assets:
Beginning of year	804,450,213	805,120,323

End of year[1]	$737,590,011	$804,450,213

[1] Net Assets - End of year includes undistributed net investment income of $12,271,080 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*  For the year ended Dec. 31, 2018, the Series has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

	Standard Class	Service Class
Dividends from net investment income	$ (7,573,948)	$ (5,452,064)
Distributions from net realized gain	(15,221,859)	(12,692,702)

See accompanying notes, which are an integral part of the financial statements.

Value Series-10

Delaware VIP® Trust — Delaware VIP Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class
	Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$31.57	$29.25	$28.64	$29.24	$26.09

Income (loss) from investment operations:
Net investment income[1]	0.54	0.48	0.52	0.55	0.48
Net realized and unrealized gain (loss)	(1.29)	3.38	3.39	(0.65)	3.12

Total from investment operations	(0.75)	3.86	3.91	(0.10)	3.60

Less dividends and distributions from:
Net investment income	(0.53)	(0.51)	(0.59)	(0.50)	(0.45)
Net realized gain	(1.98)	(1.03)	(2.71)	—	—

Total dividends and distributions	(2.51)	(1.54)	(3.30)	(0.50)	(0.45)

Net asset value, end of period	$28.31	$31.57	$29.25	$28.64	$29.24

Total return[2]	(2.73% )	13.80%	14.65%	(0.41% )	14.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$388,644	$431,874	$439,265	$389,570	$523,240
Ratio of expenses to average net assets	0.69%	0.70%	0.70%	0.71%	0.71%
Ratio of net investment income to average net assets	1.77%	1.64%	1.87%	1.88%	1.74%
Portfolio turnover	13%	11%	17%	17%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-11

Delaware VIP® Value Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class
	Year ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$31.46	$29.15	$28.56	$29.16	$26.03

Income (loss) from investment operations:
Net investment income[1]	0.45	0.41	0.45	0.47	0.41
Net realized and unrealized gain (loss)	(1.28)	3.37	3.37	(0.64)	3.12

Total from investment operations	(0.83)	3.78	3.82	(0.17)	3.53

Less dividends and distributions from:
Net investment income	(0.45)	(0.44)	(0.52)	(0.43)	(0.40)
Net realized gain	(1.98)	(1.03)	(2.71)	—	—

Total dividends and distributions	(2.43)	(1.47)	(3.23)	(0.43)	(0.40)

Net asset value, end of period	$28.20	$31.46	$29.15	$28.56	$29.16

Total return[2]	(3.00% )	13.53%	14.32%	(0.64% )	13.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$348,946	$372,576	$365,855	$304,570	$330,528
Ratio of expenses to average net assets	0.97%	0.95%	0.95%	0.96%	0.96%
Ratio of expenses to average net assets prior to fees waived	0.99%	1.00%	1.00%	1.01%	1.01%
Ratio of net investment income to average net assets	1.49%	1.39%	1.62%	1.63%	1.49%
Ratio of net investment income to average net assets prior to fees waived	1.47%	1.34%	1.57%	1.58%	1.44%
Portfolio turnover	13%	11%	17%	17%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-12

Delaware VIP® Trust — Delaware VIP Value Series

Notes to financial statements

December 31, 2018

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Series is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2018, and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018, and matured on the next business day.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares

Value Series-13

Delaware VIP® Value Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

and pays distributions from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2018.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $982 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value basis. For the year ended Dec. 31, 2018, the Series was charged $34,136, for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Series was charged $59,835 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2018, the Series was charged $23,666 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Value Series-14

Delaware VIP® Value Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2018, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$105,465,311
Sales	171,215,136

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate
	Unrealized	Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$504,449,511	$256,740,835	$(20,038,388)	$236,702,447

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3	–	Significant unobservable inputs including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2018:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$708,387,287	$—	$708,387,287
Short-Term Investments	—	32,764,671	32,764,671

Total Value of Securities	$708,387,287	$32,764,671	$741,151,958

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2018, there were no Level 3 investments.

Value Series-15

Delaware VIP® Value Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$16,351,471	$19,292,546
Long-term capital gain	45,000,871	21,648,027

Total	$61,352,342	$40,940,573

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$432,156,112
Undistributed ordinary income	15,057,130
Undistributed long-term capital gains	53,674,322
Net unrealized appreciation on investments	236,702,447

Net assets	$737,590,011

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Standard Class	384,160	434,236
Service Class	1,154,221	570,285
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,124,453	804,085
Service Class	944,964	641,158

	3,607,798	2,449,764

Shares redeemed:
Standard Class	(1,464,041)	(2,575,412)
Service Class	(1,570,472)	(1,916,541)

	(3,034,513)	(4,491,953)

Net increase (decrease)	573,285	(2,042,189)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sep. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Series had no amounts outstanding as of Dec. 31, 2018, or at any time during the year then ended.

Value Series-16

Delaware VIP® Value Series

Notes to financial statements (continued)

8. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Series under master repurchase agreements (each, an MRA). The MRA permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Series receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Series would recognize a liability with respect to such excess collateral. The liability reflects the Series’ obligation under bankruptcy law to return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Series’ repurchase agreements by counterparty which are subject to offset under an MRA:

		Fair Value of
		Non-Cash
	Repurchase	Collateral	Cash Collateral	Net Collateral
Counterparty	Agreements	Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$3,192,492	$—	$(3,192,492)	$(3,192,492)	$—
Bank of Montreal	8,779,353	(8,779,353)	—	(8,779,353)	—
BNP Paribas	14,355,774	(14,355,774)	—	(14,355,774)	—

Total	$26,327,619	$(23,135,127)	$(3,192,492)	$(26,327,619)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

Value Series-17

Delaware VIP® Value Series

Notes to financial statements (continued)

9. Securities Lending (continued)

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Series had no securities out on loan.

10. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2018, there were no Rule 144A securities held by the Series. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Series’ financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Series’ financial statements.

Value Series-18

Delaware VIP® Trust — Delaware VIP Value Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Value Series-19

Delaware VIP® Trust — Delaware VIP Value Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Value Series

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”), and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2018. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class

Value Series-20

Delaware VIP® Trust — Delaware VIP Value Series

Other Series information (Unaudited)

Board consideration of investment advisory agreement for Delaware VIP Value Series (continued)

shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for the Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the lowest expenses of its Expense Group and its and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Series reports distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
Tax Basis	(Tax Basis)	(Tax Basis)	Dividends[1]
73.35%	26.65%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series total distributions.

(C) is based on a percentage of the Series ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series-21

Delaware Funds® by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, 3 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	59	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	59	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016-Present) Director — Santander Bank, N.A. (December 2016-Present)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation

Committee

and Governance

Committee Member —

Community Health

Systems

Director —

Drexel Morgan & Co.

Director and Audit

Committee Member —

vTv Therapeutics LLC

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present) Director — Carrizo Oil & Gas, Inc. (March 2018-Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North

America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc.

(July 2014-Present)

Director —

HSBC Bank USA,

National Association

(July 2014-March 2017)

Director — HSBC

Finance Corporation

(December 2013-April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit

Committee Member —

H&R Block Corporation

(July 2008-Present)

Director and Audit

Committee Member —

Grange Insurance

(2013-Present)

Trustee and Audit

Committee Member —

The Merger Fund

(2013-Present),

The Merger Fund VL

(2013-Present);

WCM Alternatives:

Event-Driven Fund

(2013-Present),

and WCM Alternatives:

Credit Event Fund

(December 2017-Present)

Director — International

Securities Exchange

(2010-2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Value Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1] Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2] Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Value Series-24

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPV 22049 (2/19) (730130)	Value Series-25

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $337,050 for the fiscal year ended December 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $327,640 for the fiscal year ended December 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $51,372 for the fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $51,322 for the fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended December 31, 2018 and December 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 6, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 6, 2019